PROSPECTUS

DECEMBER 30, 2005

SUN LIFE FINANCIAL MASTERS CHOICE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund Growth Opportunities
Securities Fund, Class 2	Portfolio
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Value Equity Funds
Securities Fund, Class 2	Franklin Templeton VIP Trust Franklin Small Cap
Franklin Templeton VIP Trust Mutual	Value Securities Fund, Class 2
Shares Securities Fund, Class 2	Small-Cap Blend Equity Funds
Lord Abbett Series Fund All Value Portfolio	Oppenheimer Main Street Small Cap Fund/VA
Lord Abbett Series Fund Growth & Income Portfolio	- Service Shares
MFS/Sun Life Total Return - S Class	Small-Cap Growth Equity Funds
MFS/ Sun Life Value - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Large-Cap Value Sector Equity Funds
Franklin Templeton VIP Trust Templeton Developing	MFS/ Sun Life Utilities - S Class
Markets Securities Fund - Class 2	Mid-Cap Blend Sector Equity Funds
MFS/ Sun Life Capital Opportunities - S Class	Sun Capital® All Cap Fund - S Class
MFS/Sun Life Emerging Markets Equity - S Class	Specialty Commodity Fund
MFS/ Sun Life Massachusetts Investors Trust	PIMCO VIT Commodity Real Return Strategy
- S Class	Portfolio
MFS/ Sun Life Research - S Class	High-Quality Short-Term Bond Funds
MFS/ Sun Life Research International - S Class	PIMCO VIT Low Duration Portfolio
Oppenheimer Main Street Fund/VA - Service Shares	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	Sun Capital Investment Grade Bond Fund®
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	- S Class
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	PIMCO VIT All Asset Portfolio
MFS/ Sun Life Emerging Growth - S Class	PIMCO VIT Total Return Portfolio
MFS/ Sun Life Massachusetts Investors Growth	PIMCO VIT Real Return Portfolio
Stock - S Class	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Strategic Growth - S Class	PIMCO VIT Emerging Markets Bond Portfolio
Oppenheimer Global Securities Fund/VA -	Low-Quality Short-Term Bond Funds
Service Shares	MFS/ Sun Life High Yield - S Class
Oppenheimer Capital Appreciation Fund/VA -	Money Market Funds
Service Shares	MFS/ Sun Life Money Market - S Class
Mid-Cap Value Equity Funds
Lord Abbett Series Fund Mid Cap Value Portfolio
Sun Capital Real Estate Fund® - S Class

Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated December 30, 2005 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 53 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

Special Terms *

Product Highlights *

Fees and Expenses *

Example *

Condensed Financial Information *

The Annuity Contract *

Communicating to Us About Your Contract *

Sun Life Assurance Company of Canada (U.S.) *

The Variable Account *

Variable Account Options: The Funds *

The Fixed Account *

The Fixed Account Options:  The Guarantee Periods *

The Accumulation Phase *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

Withdrawals, Withdrawal Charge and Market Value Adjustment *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals Not Subject to Withdrawal Charge *

Market Value Adjustment *

Contract Charges *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

Optional Living Benefit Rider: Secured Returns 2 Benefit *

Tax Issues *

Guaranteed Minimum Accumulation Benefit ("AB") Plan *

Guaranteed Minimum Withdrawal Benefit ("WB") Plan *

Availability *

Cost of the Benefit *

Withdrawals Under the Secured Returns 2 Benefit *

Cancellation of the Secured Returns 2 Benefit *

Revocation of the Secured Returns 2 Benefit *

Step-Up of GLB Amount *

Subsequent Purchase Payments After a Step-Up of GLB Amount *

Renewal of the Secured Returns 2 Benefit *

Refund of Rider Charges Under the AB Plan *

Participant's Death Under the AB Plan *

Participant's Death Under the WB Plan *

Death Benefit *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

The Income Phase -- Annuity Provisions *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

Other Contract Provisions *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

Tax Considerations *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

Administration of the Contract *

Distribution of the Contract *

Performance Information *

Available Information *

Incorporation of Certain Documents by Reference *

State Regulation *

Legal Proceedings *

Financial Statements *

Table of Contents of Statement of Additional Information *

Appendix A - Glossary *

Appendix B - Withdrawals, Withdrawal Charges and the Market Value Adjustment *

Appendix C - Calculation of Basic Death Benefit *

Appendix D - Calculation of 5% Premium Roll-Up Optional Death Benefit *

Appendix E - Calculation of EEB Premier Optional Death Benefit *

Appendix F - Calculation of EEB Premier Plus Optional Death Benefit *

Appendix G - Calculation of EEB Premier with MAV Optional Death Benefit *

Appendix H - Calculation of EEB Premier with 5% Roll-Up Optional Death Benefit *

Appendix I - Secured Returns 2 Benefit Examples *

Appendix J - Previously Available Investment Options *

Appendix K - Secured Returns Benefit *

Appendix L - Condensed Financial Information *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters Choice Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. The Contract provides no additional tax-deferral benefits to Contracts purchased under Qualified Retirement Plans. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.05% of the average daily value of the Contract invested in the Variable Account, if you are under 76 years of age on the Open Date, or 1.25% if you were 76 years or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, Secured Returns 2 Benefit, we will assess a quarterly charge equal to 0.125% of your Account Value. In the state of Washington, we assess the charge on Variable Account Value only.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider: Secured Returns 2 Benefit

The Secured Returns 2 Benefit ("Secured Returns 2") guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed is known as the "GLB amount." You may choose to receive your Secured Returns 2 Benefit under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, or some later date if you choose to "step-up" your GLB amount, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. (A step-up of the GLB amount to your current Account Value may be made any time after your fifth Account Anniversary.) Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for the Benefit. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. The Secured Returns 2 Benefit is available only if you are age 84 or younger on the Open Date. If you annuitize, this Benefit terminates. This Benefit may not be available in your state.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, an optional death benefit rider. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. Subject to availability in your state, you may enhance the basic death benefit by electing one of the optional death benefit riders. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Account Years or (2) all earnings minus any free withdrawals taken during the life of the Contract. All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	8%*

Maximum Fee Per Transfer (currently $0):	$15**

Premium Taxes
(as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Number of Complete Account Years Since Purchase Payment has been in the Account	Surrender Charge
	0-1	8%
	1-2	8%
	2-3	7%
	3-4	6%
	4-5	5%
	5-6	4%
	6-7	3%
	7 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege".)

***

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50*

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)**
Mortality and Expense Risks Charge:	1.25%***
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.55%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider
(as a percentage of average daily net assets):	0.40%+
Maximum Charge for Optional Living Benefit Rider (Secured Returns 2)
(assessed at a quarterly rate of 0.125% of Account Value):	0.50%++

Total Variable Account Annual Expenses with Maximum Charges for Optional Death Benefit and Living Benefit Riders:	2.45%++
*

The Annual Account Fee is waived if your Account Value has been allocated to the Fixed Account during the applicable Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

**

All the Variable Account Annual Expenses, except for the charges for the Optional Living Benefit Rider, are assessed as a percentage of average daily net Variable Account assets. The charge for the Optional Living Benefit Rider is assessed on a quarterly basis at a rate of 0.125% of your total Account Values (an annual rate of 0.50%), except in the state of Washington where the charge is assessed on Variable Account Value only.

***

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.05% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

+

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

++

If you elect the Optional Living Benefit Rider, you may choose any one of the optional death benefit riders, except EEB Premier Plus. The charge for the Optional Living Benefit can increase at the time of step-up to an amount equal to the rider fee imposed on new issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.65%	4.04%

*	The expenses shown are for the year ended December 31, 2004, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2006. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.65% and 1.50% , respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,321	$2,492	$3,553	$6,089
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$654	$1,930	$3,166	$6,089

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix L.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit rider and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution charge) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
o	written notice from you electing a different Guarantee Period from among those we then offer, or

o	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
o	you may not make more than 12 transfers in any Account Year;

o	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

o	at least 30 days must elapse between transfers to and from Guarantee Periods;

o	at least 6 days must elapse between transfers to and from the Sub-Accounts;

o	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

o	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Program. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under the Secured Returns 2 Benefit. (See "Optional Living Benefit Rider: Secured Returns 2 Benefit.")

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
o	when a new broker of record is designated for the Contract;

o	when the Participant changes;

o	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

o	when necessary in our view to avoid hardship to a Participant; or

o	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

     Monitoring Service

You may elect, no later than your Issue Date, to participate in the Privacy Guard program offered through Trilegiant Corporation ("Trilegiant"). This program is designed to help you access and monitor personal information that is recorded by national credit reporting agencies, by supplying you with a credit report and providing periodic monitoring of any new activity on your credit accounts. To participate in this program, you must authorize us to release certain information to Trilegiant. This will allow Trilegiant to set up your participation in Privacy Guard. If you elect Privacy Guard, your participation in this program will be free of charge for a period of twelve months from your Issue Date or until you cancel your Contract, if sooner. After the initial twelve-month period, you will be billed directly by Trilegiant for this service. You may terminate your participation in this program at any time. If you surrender your Contract within the first year, your participation in the program will automatically end. This program may not be available in your state. This program may not be available in your state.

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000). Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

If you elect an asset allocation program, we automatically rebalance your Purchase Payments among the Sub-Accounts represented in the model you choose. We rebalance your Purchase Payments on a quarterly basis, without further instruction, until we receive notification that you wish to terminate the program or choose a different model. While the asset allocation models may be reviewed and changed from time to time, we will not change your original percentage allocations among the Sub-Accounts in the model you chose, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Secured Returns 2 Benefit" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
o	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

o	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

o	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:
o	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or
o	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:
o	your Account Value as of the close of business on the previous business day, minus

o	all Purchase Payments made, plus

o	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Account Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of
Account Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
o	at least one year has passed since your Issue Date;

o	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

o	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
o	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

o	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% if you are age 75 or younger on the Open Date (1.25% if you are age 76 or older on the Open Date). If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger-sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee and the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect the Secured Returns 2 Benefit, we will deduct a specific charge from your Account Value on the last day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is equal to 0.50% of your Account Value. See "Cost of the Benefit" under "Optional Living Benefit Rider: Secured Returns 2." For Contracts issued in the state of Washington the charge is assessed on Variable Account Value only.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

             * As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS 2 BENEFIT

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization. Secured Returns 2 may not be available in your state.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may significantly affect the value of the Secured Returns 2 Benefit to you. If your Contract is a Non-Qualified Contract, it is possible that the election of Secured Returns 2 might increase the taxable portion of any withdrawal you make from the Contract.

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Secured Returns 2 Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in Secured Returns 2.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds (defined below under "Availability") in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 3 in Appendix I. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit.

If you remain in the AB Plan until it matures, you may also be entitled to a refund of the charges you paid for the Secured Returns 2 Benefit. (See "Refund of Rider Charges Under the AB Plan.")

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. Once the GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected. (See "Withdrawals Under the Secured Returns 2 Benefit.") Provided any GLB amount is not exhausted, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in Appendix I.

Availability

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds, Guarantee Period dollar cost averaging programs and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you purchased the Secured Returns Benefit ("SR1") prior to the later of September 7, 2004, or the date Secured Returns 2 became available for sale in your state, you were given to opportunity to replace SR1 with Secured Returns 2. If you chose to replace your SR1 with Secured Returns 2, the following terms and conditions apply to your Contract:

o	Your GLB amount did not change.

o

Charges for Secured Returns 2 commenced on the first "Account Quarter" (defined below under "Cost of the Benefit") following the date we received your notification to participate in Secured Returns 2 ("Notification Date"), and were be applied on a pro rata basis starting from the Notification Date.

o	All benefits provided under Secured Returns 2 commenced on the Notification Date.

o	Any refund of rider charges (described below) will only be applied to charges paid after the Notification Date. You will not receive any refund of charges paid for SR1.

o

The time period for measuring the duration of your Secured Returns 2 Benefit will be based upon your Contract's Issue Date. For example, if you chose to exchange SR1 for Secured Returns 2 twelve months after your Issue Date, your AB Plan will mature in nine years.

o

If you were participating in the WB Plan on the Notification Date, then you must remain in the WB Plan. If you were participating in the AB Plan on the Notification Date, you may not elect to participate in the WB Plan until after your first Account Anniversary.

Cost of the Benefit

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is equal to 0.50% of your Account Value (Variable Account Value in Washington). The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125. (See Example 12 in Appendix I.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. (See "Cancellation of the Secured Returns 2 Benefit.")

Withdrawals Under the Secured Returns 2 Benefit

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce the GLB amount proportionally to the amount of Account Value withdrawn. To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in Appendix I.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in Appendix I.)

You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than the GLB amount. In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been exhausted.

For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 9 and 11 in Appendix I.

Cancellation of the Secured Returns 2 Benefit

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

Revocation of the Secured Returns 2 Benefit

Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Step-Up of GLB Amount

After your fifth Account Anniversary, you may elect to increase the GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB amount if the current Account Value is greater than the current GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount equal to the Secured Returns 2 fee charged on newly issued Contracts at that time. This fee may be higher than your current Secured Returns 2 fee as set forth below under "Cost of the Benefit." If we are no longer issuing new Contracts with the Secured Returns 2 Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in Appendix I.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount." After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of the new GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount." (See Example 8 in Appendix I.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Subsequent Purchase Payments After a Step-Up of GLB Amount

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in Appendix I.)

Renewal of the Secured Returns 2 Benefit

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns 2, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns 2 Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering the optional Secured Returns 2 Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns 2.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your last Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Return 2 ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such "maturity date." No refund of Secured Return 2 charges will be made if you change from the AB Plan to the WB Plan.

Participant's Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature". If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

Participant's Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In such case, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been exhausted.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the date on which your Contract becomes effective. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit (above), or

o

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the basic death benefit (above), or

o	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
o	the first day of the month following your 80th birthday, or

o	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
o

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

o

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
o

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

o

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
o

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

o

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
o

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

o

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
o	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

o

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

o	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
o	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

o	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Account has been issued within the past 7 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
o	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

o	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

o	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

      Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

      Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
o	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

o	any required minimum distribution, or

o	any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

      Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      Qualified Retirement Plans

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

      Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

      Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

      Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA, the full amount of the IRA is included in taxable income. The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

      Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the account balance as of 12/31 of the prior calendar year by by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's account balance in order to calculate the RMD amount. The actuarial present value will also be determined as of 12/31 of the prior calendar year. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 account balance. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 account value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under the Secured Returns 2 Benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the Secured Returns 2 Benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under the Secured Returns 2 Benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. (See "Withdrawals under the Secured Returns 2 Benefit".) This reduction could significantly reduce the value of the Secured Returns 2 Benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) the Secured Returns 2 Benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under the Secured Returns 2 Benefit.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of the Secured Returns 2 Benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the Secured Returns 2 Benefit), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2002, 2003, and 2004, approximately $54,433, $1,815,203, and $3,622,354, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2004 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Calculation of Performance Data
Advertising and Sales Literature
Tax Deferred Accumulations
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 30, 2005 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To: Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)

In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)

In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Account	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	7.00%	$ 0	$49,600
(a)4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b)4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c)4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d)4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)

In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)

Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)

Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12) -1

These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .08)] ^ (24/12) - 1
=	(.981^ 2) -1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor =	[(1 + I) / (1 + J + b)] ^ (N/12) -1
=	[(1 + .06) / (1 + .05)] ^ (24/12) - 1
=	(1.010^ 2) -1
=	1.019 -1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C

CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Account Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 74,750.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	= $100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $60,000.00
Cash Surrender Value*	= $55,150.00
Adjusted Purchase Payments**	= $75,000.00
The Basic Death Benefit would therefore be:	= $75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D

CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

* Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($120,000 divided by $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E

CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F

CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G

CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H

CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I

SECURED RETURNS 2 BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2005 with an initial Purchase Payment of $100,000 and you selected the Secured Returns 2 Program. Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Low investment performance; no WB election.
o

Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

o	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
o	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).
o	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Low investment performance; no WB election, Step-up elected.
o

Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

o

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

o	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).
o	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $150,000 at the cost and terms available to new Owners.

EXAMPLE 3: High investment performance; no WB election, Refund applies.
o

Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

o	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
o	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.
o	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $207,500 at the cost and terms available to new Owners.

EXAMPLE 4: Low investment performance; WB election.
o	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 GLB amount, or $7,000).
o	On December 31, 2006, your GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
o

On December 31, 2007, your GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

o	On December 31, 2014, your GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.
o	These withdrawals of $7,000 continue until the GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates and no renewal is available.

EXAMPLE 5: High investment performance; WB election, Step-up elected.
o	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 GLB amount, or $7,000).
o	On December 31, 2006, your GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.
o

On December 31, 2007, your GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

o	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.
o	These $7,000 withdrawals continue. On December 31, 2020, the GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.
o

Assume that you withdraw $3,000 on February 12, 2021. At this time, the GLB amount is exhausted and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No Secured Returns 2 renewal is available.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.
o	Assume that you did not elect the WB plan at any time.
o	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
o	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).
o	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.
o	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
o	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $90,000 at the cost and terms available to new Owners.

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.
o

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The GLB amount is still $100,000, and the maximum WB amount is still $7,000.

o	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your GLB amount is now $95,000. Assume that your Account Value is now $88,000.
o

Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your GLB amount is now $90,000. Assume that your Account Value is now $80,000.

o

Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

o

Because your withdrawals exceeded the maximum WB amount, your GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) / $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 / 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance, Step-up elected.
o

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your GLB amount, you may step-up your GLB amount to $124,000. Assume that you do not step-up. Your GLB amount is still $100,000, and the maximum WB amount is still $7,000.

o

Assume that you make a withdrawal of $5,000 on March 3, 2010. Your GLB amount is now $95,000. Assume that your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

o

Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

o

On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

o	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.
o

Assume that you withdraw $7,400 on March 12, 2024. At that time, the GLB amount is exhausted and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No Secured Returns 2 renewal is available.

EXAMPLE 9: Withdrawals with Sub-deposits under the AB Plan; low investment performance.
o	Assume that you did not elect the WB Plan at any time.
o	On June 1, 2010, you deposit an additional $80,000.
o	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)]
o	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
o	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000/240,000)].
o	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.
o	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
o	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $140,000 at the cost and terms available to new Owners.

EXAMPLE 10: Step-up and Sub-deposits under the AB Plan; high investment performance, Step-up elected, Refund applies.
o

Assume that you did not elect the WB Plan at any time and that your Designated Funds had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

o	On June 1, 2011, you deposit an additional $80,000.
o

On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new deposit amount.

o

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

o	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.
o

If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Secured Returns 2 with a new GLB amount of $295,130 at the cost and terms available to new Owners.

EXAMPLE 11: Withdrawals with Sub-deposits under the WB Plan.
o	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 GLB amount, or $7,000).
o	On January 1, 2007, your GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
o	On January 6, 2007, you make an additional deposit of $50,000.
o	Your GLB amount is reset to $143,000 ($93,000 + $50,000).
o	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].
o	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.
o	On January 1, 2008, your GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional deposits and the maximum WB amount is withdrawn annually.
o

Assume that on January 1, 2016, your Account Value is $0. Your GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates and no Secured Returns 2 renewal is available.

EXAMPLE 12: Calculation of Explicit Rider Charges.
o

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

o

On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

o

On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

o

On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

o

This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

o

If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount equal to the ending January 1, 2015 Account Value at the cost and terms available to new Owners.

APPENDIX J

PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may also make subsequent payments to the following investment options:

Large-Cap Value Equity Funds

   MFS/Sun Life Strategic Value - S Class

Large-Cap Growth Equity Funds

   MFS/Sun Life Capital Appreciation - S Class

   MFS/Sun Life Global Growth - S Class

Mid-Cap Value Equity Funds

   MFS/Sun Life Mid Cap Value - S Class

   Sun Capital Real Estate Fund(R) - Initial Class

Mid-Cap Growth Equity Funds

   MFS/Sun Life Mid Cap Growth - S Class

Medium Quality Intermediate-Term Bond Funds

   MFS/Sun Life Bond - S Class

   MFS/Sun Life Strategic Income - S Class

Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Sun Capital Advisers, Inc. advises the Sun Capital Funds.

APPENDIX K

SECURED RETURNS BENEFIT

Prior to September 7, 2004, an optional living benefit rider, "Secured Returns Benefit," was available on all Contracts. An enhanced optional benefit rider, Secured Returns 2 Benefit ("Secured Returns 2"), became effective on September 7, 2004. It was made available on September 7, 2004, on all Contracts issued in states that had already approved the enhanced rider and as soon thereafter on Contracts issued in other states as those states approved the enhanced rider. For purposes of this appendix, the "date of availability" is the later of September 7, 2004, or the date Secured Returns 2 became available for sale in the state of issuance. On all Contracts issued before the "date of availability", unless the Contract Owner elected to replace Secured Returns with Secured Returns 2 as described in the prospectus under "Availability" under "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS 2 BENEFIT", the following prospectus disclosure is effective:
1.	The section entitled "Optional Living Benefit Rider: Secured Returns 2 Benefit" under the heading "PRODUCT HIGHLIGHTS," is replaced by the following disclosure:

Optional Living Benefit Rider: Secured Returns Benefit

The Secured Returns Benefit guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed is known as the "GLB amount." You may choose to receive your Secured Returns Benefit under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date. This Benefit may not be available in your state.
2.	The first two tables under the heading "FEES AND EXPENSES," are replaced with the following disclosure:

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Withdrawal Charge (as a percentage of purchase payments):	8%*

Maximum Fee Per Transfer (currently $0):	$15**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***
*	Number of Complete Account Years Since Purchase Payment has been in the Account	Surrender Charge
	0-1	8%
	1-2	8%
	2-3	7%
	3-4	6%
	4-5	5%
	5-6	4%
	6-7	3%
	7 or more	0%

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50*

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)
Mortality and Expense Risks Charge:	1.25%**
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.55%

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%***
Maximum Charge for Optional Living Benefit Rider:	0.40%****

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit and Living Benefit Riders:	2.20%****
*

The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

**

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.05% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and distribution fee will never be greater than 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date. (See "Mortality and Expense Risks Charge.")

***

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%
****

If you elect the Optional Living Benefit Rider, the only optional death benefit rider available to you is the EEB Premier rider at a cost of 0.25% of average daily net assets. Therefore, the Total Variable Account Annual Expenses would be equal to the amount shown in the above table. We will continue to deduct the charge for the Option Living Benefit Rider until you annuitize your Contract or your Option Living Benefit Rider expires or is revoked. (See "Optional Living Benefit Rider: Secured Returns Benefit.")

3.	Under the heading "EXAMPLE", the current disclosure is replaced with the following disclosure:

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For the purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,299	$2,431	$3,458	$5,931
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$630	$1,864	$3,065	$5,931
4.	The section "Charges for Optional Benefit Riders" under the heading "CONTRACT EXPENSES" is replaced with the following disclosure:

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

Rider(s) You Elect*	% of Average Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

             * As defined below under "Optional Death Benefits."

5.	Under the heading "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS 2 BENEFIT," the current disclosure is replaced with the following disclosure:

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS BENEFIT

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value. The Benefit may not be available in your state.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect the Secured Returns Benefit, you are automatically enrolled in the AB Plan. Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may significantly affect the value of the Secured Returns Benefit to you. If your Contract is a Non-Qualified Contract, it is possible that the election of the Secured Returns Benefit might increase the taxable portion of any withdrawal you make from the Contract.

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Secured Return Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in the Secured Returns Benefit.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in Appendix I below. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected. (See "Withdrawals Under the Secured Returns Benefit.") Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in Appendix I below.

Availability

The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may not combine the Benefit with any optional death benefit rider other than the EEB Premier rider.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

Cost of the Benefit

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets. If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge. (See "Transfers and Subsequent Purchase Payments Under the Secured Returns Benefit.")

Withdrawals Under the Secured Returns Benefit

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce the GLB amount proportionally to the amount of Account Value withdrawn. To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in Appendix I below.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in Appendix I below.)

You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the GLB amount. In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been exhausted.

For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in Appendix I below.

Transfers and Subsequent Purchase Payments Under the Secured Returns Benefit

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled.

Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

Revocation of the Secured Returns Benefit

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Renewal of the Secured Returns Benefit

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering the optional Secured Returns Benefit to new Owners. If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Participant's Death Under the AB Plan

If you (as Participant) die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

Participant's Death Under the WB Plan

If you (as Participant) die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance " under "DEATH BENEFIT.") In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been exhausted.

6.	"APPENDIX I: SECURED RETURNS 2 BENEFIT EXAMPLES" is replaced with the following Appendix:

APPENDIX I

SECURED RETURNS BENEFIT EXAMPLES

All of the following examples are based upon the assumption you selected the Secured Returns Benefit on or before your Issue Date.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance; no WB election.
o

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

o

Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: High investment performance; no WB election
o

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

o

Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased. If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3: Low investment performance; WB election
o

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

o	On December 31, 2003, your GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
o	On December 31, 2004, your GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
o

On December 31, 2011, your GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4: High investment performance; WB election
o	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
o	On December 31, 2003, your GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
o	On December 31, 2004, your GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
o	On December 31, 2011, your GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
o	On December 31, 2016, the GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
o

Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5: Withdrawals Under the AB Plan
o	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
o

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000). Assume you make no more withdrawals or deposits and that your Account Value.

o

On January 1, 2013, the Account Value is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6: Withdrawals Under the WB Plan
o

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

o	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your GLB amount is still $100,000 and your maximum WB amount is still $7,000.
o

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Contract Year without exceeding your maximum WB amount for the Contract Year.

o

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Contract Year, so the maximum WB amount has not yet been exceeded. Your GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Contract Year without exceeding your maximum WB amount for the Contract Year.

o

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Contract Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7: Withdrawals with Subsequent Purchase Payments under the AB Plan
o	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
o	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
o

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000 . Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

o

Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8: Withdrawals with Subsequent Purchase Payments under the WB Plan
o

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

o	On January 1, 2004, your GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
o

Assume that, on January 6, 2004, you make an additional deposit of $50,000. Your GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

o

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

o

Assume that, on January 1, 2013, your Account Value equals $0. Your GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the GLB amount is exhausted. No renewal of the Secured Returns Benefit is available.

APPENDIX L

CONDENSED FINANCIAL INFORMATION

The following information should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

		Accumulation	Accumulation	Number of
		Unit Value	Unit Value	Accumulation
		Beginning	End	Units End
Year		of Year	of Year	of Year

Franklin Small Cap Value Securities Fund - Level 1	2004	13.6441	16.6555	48,744
	2003	10.4678	13.6441	17,206
	2002	10.0000	10.4678	2,459

Franklin Small Cap Value Securities Fund - Level 2	2004	13.6052	16.5744	82,078
	2003	10.4592	13.6052	44,107
	2002	10.0000	10.4592	3,771

Franklin Small Cap Value Securities Fund - Level 3	2004	13.5955	16.5542	1,206
	2003	-	13.5955	25
	2002	10.0000	-	0

Franklin Small Cap Value Securities Fund - Level 4	2004	13.5664	16.4935	56,641
	2003	10.4506	13.5664	35,650
	2002	10.0000	10.4506	1,033

Franklin Small Cap Value Securities Fund - Level 5	2004	13.5568	16.4734	298
	2003	-	13.5568	321
	2002	10.0000	-	0

Franklin Small Cap Value Securities Fund - Level 6	2004	13.5277	16.4129	7,978
	2003	-	13.5277	1,922
	2002	10.0000	-	0

Franklin Templeton Mutual Shares Securities Fund - Level 1	2004	12.5282	13.9198	74,114
	2003	10.1476	12.5282	35,453
	2002	10.0000	10.1476	988

Franklin Templeton Mutual Shares Securities Fund - Level 2	2004	12.4926	13.8519	118,278
	2003	10.1393	12.4926	63,486
	2002	10.0000	10.1393	443

Franklin Templeton Mutual Shares Securities Fund - Level 3	2004	12.4836	13.8350	65
	2003	-	12.4836	26
	2002	10.0000-	-	0

Franklin Templeton Mutual Shares Securities Fund - Level 4	2004	12.4569	13.7843	69,496
	2003	10.1309	12.4569	32,556
	2002	10.0000	10.1309	3,974

Franklin Templeton Mutual Shares Securities Fund - Level 5	2004	12.4480	13.7675	962
	2003	-	12.4480	963
	2002	10.0000	-	0

Franklin Templeton Mutual Shares Securities Fund - Level 6	2004	12.4213	13.7169	9,746
	2003	-	12.4213	7,897
	2002	10.0000	-	0

Franklin Templeton Foreign Securities Fund - Level 1	2004	12.5579	14.6832	648,051
	2003	9.6281	12.5579	80,721
	2002	10.0000	9.6281	5,359

Franklin Templeton Foreign Securities Fund - Level 2	2004	12.5221	14.6117	408,015
	2003	9.6202	12.5221	93,154
	2002	10.0000	9.6202	1,017

Franklin Templeton Foreign Securities Fund - Level 3	2004	12.5132	14.5938	68,260
	2003	-	12.5132	1,699
	2002	10.0000	-	0

Franklin Templeton Foreign Securities Fund - Level 4	2004	12.4864	14.5403	841,752
	2003	9.6122	12.4864	173,057
	2002	10.0000	9.6122	709

Franklin Templeton Foreign Securities Fund - Level 5	2004	12.4775	14.5226	5,767
	2003	-	12.4775	1,596
	2002	10.0000	-	0

Franklin Templeton Foreign Securities Fund - Level 6	2004	12.4507	14.4692	86,288
	2003	-	12.4507	44,129
	2002	10.0000	-	0

Franklin Templeton Foreign Securities Fund - Level 7	2004	12.6884	14.7379	168,731
	2003	-	12.6884	39,556
	2002	10.0000	-	0

Franklin Templeton Foreign Securities Fund - Level 8	2004	12.6719	14.6885	8,727
	2003	-	12.6719	3,474
	2002	10.0000	-	0

Lord Abbett Mid Cap Value Portfolio - Level 1	2004	13.1433	16.0827	213,352
	2003	10.6794	13.1433	33,970
	2002	10.00000	10.6794	4,567

Lord Abbett Mid Cap Value Portfolio - Level 2	2004	13.1059	16.0043	163,269
	2003	10.6706	13.1059	31,839
	2002	10.0000	10.6706	2,522

Lord Abbett Mid Cap Value Portfolio - Level 3	2004	13.0966	15.9848	19,702
	2003	-	13.0966	25
	2002	10.0000	-	0

Lord Abbett Mid Cap Value Portfolio - Level 4	2004	13.0685	15.9262	212,276
	2003	10.6618	13.0685	46,465
	2002	10.0000	10.6618	424

Lord Abbett Mid Cap Value Portfolio - Level 5	2004	-	15.9068	969
	2003	-	-	0
	2002	10.0000	-	0

Lord Abbett Mid Cap Value Portfolio - Level 6	2004	13.0312	15.8483	28,051
	2003	-	13.0312	10,232
	2002	10.0000	-	0

Lord Abbett Mid Cap Value Portfolio - Level 7	2004	-	14.7367	32,520
	2003	-	-	0
	2002	10.0000	-	0

Lord Abbett Mid Cap Value Portfolio - Level 8	2004	-	14.6874	1,077
	2003	-	-	0
	2002	10.0000	-	0

Lord Abbett Growth and Income Portfolio - Level 1	2004	13.8575	15.3996	717,995
	2003	10.7219	13.8575	111,487
	2002	10.0000	10.7219	925

Lord Abbett Growth and Income Portfolio - Level 2	2004	13.8181	15.3245	477,142
	2003	10.7130	13.8181	147,755
	2002	10.0000	10.7130	5,774

Lord Abbett Growth and Income Portfolio - Level 3	2004	13.8082	15.3058	68,194
	2003	-	13.8082	2,351
	2002	10.0000	-	0

Lord Abbett Growth and Income Portfolio - Level 4	2004	13.7786	15.2497	909,236
	2003	10.7042	13.7786	274,750
	2002	10.0000	10.7042	775

Lord Abbett Growth and Income Portfolio - Level 5	2004	13.7688	15.2311	5,115
	2003	-	13.7688	1,486
	2002	10.0000	-	0

Lord Abbett Growth and Income Portfolio - Level 6	2004	13.7393	15.1751	87,783
	2003	-	13.7393	49,497
	2002	10.0000	-	0

Lord Abbett Growth and Income Portfolio - Level 7	2004	11.9558	13.1985	192,794
	2003	-	11.9558	65,997
	2002	10.0000	-	0

Lord Abbett Growth and Income Portfolio - Level 8	2004	11.9402	13.1543	11,641
	2003	-	11.9402	6,127
	2002	10.0000	-	0

MFS/Sun Life Bond S Class - Level 1	2004	11.4331	11.9449	49,881
	2003	10.5908	11.4331	34,788
	2002	10.0000	10.5908	40

MFS/Sun Life Bond S Class - Level 2	2004	11.4005	11.8866	48,572
	2003	10.5820	11.4005	41,977
	2002	10.0000	10.5820	2,266

MFS/Sun Life Bond S Class - Level 3	2004	11.3924	-	0
	2003	-	11.3924	-
	2002	10.0000	-	0

MFS/Sun Life Bond S Class - Level 4	2004	11.3680	11.8286	179,182
	2003	10.5733	11.3680	182,940
	2002	10.0000-	10.5733	1,660

MFS/Sun Life Bond S Class - Level 5	2004	11.3599	11.8141	820
	2003	-	11.3599	764
	2002	10.0000	-	0

MFS/Sun Life Bond S Class - Level 6	2004	11.3355	11.7707	9,977
	2003	-	11.3355	10,045
	2002	10.0000	-	0

MFS/Sun Life Bond S Class - Level 7	2004	10.1518	10.5361	25,203
	2003	-	10.1518	43,092
	2002	10.0000	-	0

MFS/Sun Life Bond S Class - Level 8	2004	-	10.5009	11,931
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Capital Appreciation S Class - Level 1	2004	13.3679	14.6089	17,853
	2003	-	13.3679	15,715
	2002	10.0000	-	0

MFS/Sun Life Capital Appreciation S Class - Level 2	2004	13.3298	14.5377	53,116
	2003	-	13.3298	29,623
	2002	10.0000	-	0

MFS/Sun Life Capital Appreciation S Class - Level 4	2004	13.2918	14.4667	16,794
	2003	10.5403	13.2918	16,497
	2002	10.0000	10.5403	114

MFS/Sun Life Capital Appreciation S Class - Level 5	2004	13.2824	14.4491	647
	2003	-	13.2824	648
	2002	10.0000	-	0

MFS/Sun Life Capital Opportunities S Class - Level 1	2004	13.4147	14.8903	26,075
	2003	-	13.4147	10,052
	2002	10.0000	-	0

MFS/Sun Life Capital Opportunities S Class - Level 2	2004	13.3765	14.8177	51,418
	2003	10.6146	13.3765	34,662
	2002	10.0000	10.6146	412

MFS/Sun Life Capital Opportunities S Class - Level 4	2004	13.3384	14.7454	26,251
	2003	-	13.3384	9,450
	2002	10.0000	-	0

MFS/Sun Life Capital Opportunities S Class - Level 5	2004	13.3289	14.7274	655
	2003	-	13.3289	656
	2002	10.0000	-	0

MFS/Sun Life Emerging Growth S Class - Level 1	2004	13.5516	15.1013	19,156
	2003	-	13.5516	6,870
	2002	10.0000	-	0

MFS/Sun Life Emerging Growth S Class - Level 2	2004	13.5131	15.0277	35,677
	2003	-	13.5131	23,471
	2002	10.0000	-	0

MFS/Sun Life Emerging Growth S Class - Level 4	2004	13.4745	14.9543	13,558
	2003	-	13.4745	11,245
	2002	10.0000	-	0

MFS/Sun Life Emerging Growth S Class - Level 5	2004	13.4649	14.9361	1,618
	2003	-	13.4649	1,606
	2002	10.0000	-	0

MFS/Sun Life Global Growth S Class - Level 1	2004	13.7083	15.6068	6,209
	2003	-	13.7083	2,234
	2002	10.0000	-	0

MFS/Sun Life Global Growth S Class - Level 2	2004	13.6693	15.5307	23,800
	2003	10.2750	13.6693	13,924
	2002	10.0000	10.2750	97

MFS/Sun Life Global Growth S Class - Level 4	2004	13.6303	15.4549	4,549
	2003	-	13.6303	5,227
	2002	10.0000	-	0

MFS/Sun Life Global Growth S Class - Level 6	2004	13.5914	15.3793	4,483
	2003	-	13.5914	4,487
	2002	10.0000	-	0

MFS/Sun Life Government Securities S Class- Level 1	2004	10.3000	10.5214	600,878
	2003	10.2494	10.3000	190,478
	2002	10.0000	10.2494	4,266

MFS/Sun Life Government Securities S Class - Level 2	2004	10.2707	10.4701	402,014
	2003	10.2409	10.2707	169,944
	2002	10.0000	10.2409	3,211

MFS/Sun Life Government Securities S Class - Level 3	2004	10.2633	10.4573	47,263
	2003	-	10.2633	9,422
	2002	10.0000	-	0

MFS/Sun Life Government Securities S Class - Level 4	2004	10.2413	10.4189	814,674
	2003	10.2325	10.2413	489,262
	2002	10.0000	10.2325	22,929

MFS/Sun Life Government Securities S Class - Level 5	2004	10.2340	10.4062	2,219
	2003	-	10.2340	340
	2002	10.0000	-	0

MFS/Sun Life Government Securities S Class - Level 6	2004	10.2121	10.3679	131,200
	2003	-	10.2121	107,360
	2002	10.0000	-	0

MFS/Sun Life Government Securities S Class - Level 7	2004	9.8718	10.0173	162,866
	2003	-	9.8718	107,022
	2002	10.0000	-	0

MFS/Sun Life Government Securities S Class - Level 8	2004	9.8589	9.9838	14,285
	2003	-	9.8589	10,934
	2002	10.0000	-	0

MFS/Sun Life High Yield S Class - Level 1	2004	12.5853	13.5782	210,412
	2003	10.5253	12.5853	112,275
	2002	10.0000	10.5253	5,609

MFS/Sun Life High Yield S Class - Level 2	2004	12.5495	13.5121	170,685
	2003	10.5167	12.5495	86,974
	2002	10.0000	10.5167	10,805

MFS/Sun Life High Yield S Class - Level 3	2004	12.5406	13.4956	9,860
	2003	-	12.5406	672
	2002	10.0000	-	0

MFS/Sun Life High Yield S Class - Level 4	2004	12.5137	13.4461	230,501
	2003	-	12.5137	173,957
	2002	10.00000	-	0

MFS/Sun Life High Yield S Class - Level 5	2004	12.5048	13.4297	717
	2003	-	12.5048	279
	2002	10.0000	-	0

MFS/Sun Life High Yield S Class - Level 6	2004	12.4780	13.3804	46,425
	2003	-	12.4780	37,408
	2002	10.0000	-	0

MFS/Sun Life High Yield S Class - Level 7	2004	10.9302	11.7146	38,257
	2003	-	10.9302	21,592
	2002	10.0000	-	0

MFS/Sun Life High Yield S Class - Level 8	2004	10.9160	11.6754	2,810
	2003	-	10.9160	1,779
	2002	10.0000	-	0

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 1	2004	12.4271	13.4059	140,341
	2003	10.2544	12.4271	74,562
	2002	10.0000	10.2544	14,784

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 2	2004	12.3917	13.3406	102,532
	2003	10.2459	12.3917	77,047
	2002	10.0000	10.2459	1,040

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 4	2004	12.3564	13.2754	227,165
	2003	10.2375	12.3564	197,339
	2002	10.0000	10.2375	4,150

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 6	2004	12.3211	13.2105	15,247
	2003	-	12.3211	10,001
	2002	10.0000	-	0

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 7	2004	11.1061	11.9017	24,608
	2003	-	11.1061	40,190
	2002	10.0000	-	0

MFS/Sun Life Massachusetts Investors Growth Stock S Class - Level 8	2004	-	11.8619	11,650
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Massachusetts Investors Trust S Class - Level 1	2004	12.6285	13.9200	103,072
	2003	10.4542	12.6285	65,550
	2002	10.0000	10.4542	14,888

MFS/Sun Life Massachusetts Investors Trust S Class - Level 2	2004	12.5925	13.8521	60,367
	2003	10.4456	12.5925	45,113
	2002	10.0000	10.4456	1,805

MFS/Sun Life Massachusetts Investors Trust S Class - Level 3	2004	-	13.8352	1,442
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Massachusetts Investors Trust S Class - Level 4	2004	12.5566	13.7845	44,842
	2003	10.4370	12.5566	56,883
	2002	10.0000	10.4370	43

MFS/Sun Life Massachusetts Investors Trust S Class - Level 5	2004	12.5477	13.7677	937
	2003	-	12.5477	938
	2002	10.0000	-	0

MFS/Sun Life Massachusetts Investors Trust S Class - Level 6	2004	12.5207	13.7171	6,523
	2003	10.4284	12.5207	5,875
	2002	10.0000	10.4284	626

MFS/Sun Life Mid Cap Growth S Class - Level 1	2004	14.4582	16.3000	47,911
	2003	10.6720	14.4582	30,919
	2002	10.0000	10.6720	31

MFS/Sun Life Mid Cap Growth S Class - Level 2	2004	14.4171	16.2205	84,132
	2003	10.6632	14.4171	60,850
	2002	10.0000	10.6632	909

MFS/Sun Life Mid Cap Growth S Class - Level 3	2004	14.4068	16.2007	2,255
	2003	-	14.4068	949
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Growth S Class - Level 4	2004	14.3760	16.1413	116,669
	2003	10.6544	14.3760	107,921
	2002	10.0000	10.6544	82

MFS/Sun Life Mid Cap Growth S Class - Level 5	2004	14.3657	16.1216	1,101
	2003	-	14.3657	1,091
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Growth S Class - Level 6	2004	14.3349	16.0624	13,304
	2003	-	14.3349	12,383
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Growth S Class - Level 7	2004	12.1950	13.6576	14,195
	2003	-	12.1950	19,318
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Growth S Class - Level 8	2004	12.1791	13.6119	1,538
	2003	-	12.1791	1,576
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Value S Class - Level 1	2004	13.5206	16.2386	51,917
	2003	10.3905	13.5206	40,512
	2002	10.0000	10.3905	718

MFS/Sun Life Mid Cap Value S Class - Level 2	2004	13.4821	16.1595	74,680
	2003	10.3819	13.4821	53,721
	2002	10.0000	10.3819	1,488

MFS/Sun Life Mid Cap Value S Class - Level 3	2004	13.4725	16.1398	2,274
	2003	-	13.4725	1,071
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Value S Class - Level 4	2004	13.4437	16.0806	98,971
	2003	10.3734	13.4437	88,992
	2002	10.0000	10.3734	499

MFS/Sun Life Mid Cap Value S Class - Level 5	2004	13.4341	16.0610	516
	2003	-	13.4341	539
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Value S Class - Level 6	2004	13.4052	16.0020	10,727
	2003	-	13.4052	12,181
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Value S Class - Level 7	2004	12.3253	14.7054	13,242
	2003	-	12.3253	20,002
	2002	10.0000	-	0

MFS/Sun Life Mid Cap Value S Class - Level 8	2004	12.3093	14.6562	1,435
	2003	-	12.3093	1,641
	2002	10.0000	-	0

MFS/Sun Life Money Market S Class - Level 1	2004	9.8841	9.8063	458,923
	2003	9.9816	9.8841	162,013
	2002	10.0000	9.9816	158

MFS/Sun Life Money Market S Class - Level 2	2004	9.8559	9.7584	327,727
	2003	9.9734	9.8559	139,405
	2002	10.0000	9.9734	60,075

MFS/Sun Life Money Market S Class - Level 3	2004	9.8489	9.7465	32,076
	2003	-	9.8489	6,682
	2002	10.0000	-	0

MFS/Sun Life Money Market S Class - Level 4	2004	9.8278	9.7108	358,347
	2003	9.9652	9.8278	131,767
	2002	10.0000	9.9652	2,180

MFS/Sun Life Money Market S Class - Level 5	2004	9.8208	9.6989	1,651
	2003	-	9.8208	441
	2002	10.0000	-	0

MFS/Sun Life Money Market S Class - Level 6	2004	9.7997	9.6633	64,868
	2003	9.9569	9.7997	32,286
	2002	10.0000	9.9569	1,330

MFS/Sun Life Money Market S Class - Level 7	2004	9.8920	9.7493	82,420
	2003	-	9.8920	26,487
	2002	10.0000	-	0

MFS/Sun Life Money Market S Class - Level 8	2004	9.8791	9.7166	6,361
	2003	-	9.8791	2,705
	2002	10.0000	-	0

MFS/Sun Life New Discovery S Class - Level 1	2004	13.7157	14.5064	171,790
	2003	10.2978	13.7157	9,140
	2002	10.0000	10.2978	1,687

MFS/Sun Life New Discovery S Class - Level 2	2004	13.6767	14.4357	118,339
	2003	10.2893	13.6767	39,407
	2002	10.0000	10.2893	49

MFS/Sun Life New Discovery S Class - Level 3	2004	-	14.4181	17,956
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life New Discovery S Class - Level 4	2004	13.6377	14.3653	201,469
	2003	10.2808	13.6377	27,936
	2002	10.0000	10.2808	85

MFS/Sun Life New Discovery S Class - Level 5	2004	13.6280	14.3477	1,711
	2003	-	13.6280	609
	2002	10.0000	-	0

MFS/Sun Life New Discovery S Class - Level 6	2004	13.5988	14.2950	14,678
	2003	-	13.5988	3,873
	2002	10.0000	-	0

MFS/Sun Life New Discovery S Class - Level 7	2004	-	12.9627	40,295
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life New Discovery S Class - Level 8	2004	-	12.9194	1,484
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Research S Class - Level 1	2004	12.8559	14.6525	9,544
	2003	10.4244	12.8559	4,276
	2002	10.0000	10.4244	196

MFS/Sun Life Research S Class - Level 2	2004	12.8193	14.5811	33,723
	2003	-	12.8193	22,416
	2002	10.0000	-	0

MFS/Sun Life Research S Class - Level 4	2004	12.7827	14.5099	15,554
	2003	10.4072	12.7827	14,829
	2002	10.0000	10.4072	585

MFS/Sun Life Research S Class - Level 5	2004	12.7736	14.4922	1,371
	2003	-	12.7736	1,371
	2002	10.0000	-	0

MFS/Sun Life Research S Class - Level 6	2004	12.7462	14.4390	5,823
	2003	-	12.7462	3,050
	2002	10.0000	-	0

MFS/Sun Life Research International S Class - Level 1	2004	13.3250	15.8999	136,925
	2003	-	13.3250	30,417
	2002	10.0000	-	0

MFS/Sun Life Research International S Class - Level 2	2004	13.2871	15.8224	79,630
	2003	10.1166	13.2871	40,920
	2002	10.0000	10.1166	35

MFS/Sun Life Research International S Class - Level 3	2004	13.2776	15.8031	21,218
	2003	-	13.2776	872
	2002	10.0000	-	0

MFS/Sun Life Research International S Class - Level 4	2004	13.2492	15.7452	285,580
	2003	10.1083	13.2492	160,802
	2002	10.0000	10.1083	44

MFS/Sun Life Research International S Class - Level 5	2004	13.2398	15.7259	1,825
	2003	-	13.2398	1,219
	2002	10.0000	-	0

MFS/Sun Life Research International S Class - Level 6	2004	13.2113	15.6682	11,489
	2003	-	13.2113	5,163
	2002	10.0000	-	0

MFS/Sun Life Research International S Class - Level 7	2004	12.6172	14.9559	35,452
	2003	-	12.6172	37,058
	2002	10.0000	-	0

MFS/Sun Life Research International S Class - Level 8	2004	-	14.9059	9,571
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Strategic Growth S Class - Level 1	2004	13.9541	14.6713	90,121
	2003	-	13.9541	46,446
	2002	10.0000	-	0

MFS/Sun Life Strategic Growth S Class - Level 8	2004	11.3723	11.8535	3,848
	2003	-	11.3723	3,775
	2002	10.0000	-	0

MFS/Sun Life Strategic Income S Class - Level 1	2004	11.5991	12.3379	29,387
	2003	10.4535	11.5991	21,940
	2002	10.0000	10.4535	964

MFS/Sun Life Strategic Income S Class - Level 2	2004	11.5661	12.2778	26,132
	2003	10.4449	11.5661	20,870
	2002	10.0000	10.4449	1,274

MFS/Sun Life Strategic Income S Class - Level 3	2004	11.5578	12.2628	1,576
	2003	-	11.5578	1,257
	2002	10.0000	-	0

MFS/Sun Life Strategic Income S Class - Level 4	2004	11.5331	12.2178	21,853
	2003	10.4363	11.5331	30,378
	2002	10.0000	10.4363	420

MFS/Sun Life Strategic Income S Class - Level 5	2004	11.5249	12.2029	397
	2003	-	11.5249	377
	2002	10.0000	-	0

MFS/Sun Life Strategic Income S Class - Level 6	2004	11.5001	12.1580	4,470
	2003	-	11.5001	3,201
	2002	10.0000	-	0

MFS/Sun Life Strategic Value S Class - Level 1	2004	13.6348	15.8403	11,584
	2003	10.8817	13.6348	10,714
	2002	10.0000	10.8817	186

MFS/Sun Life Strategic Value S Class - Level 2	2004	13.5960	15.7631	63,810
	2003	10.8727	13.5960	52,783
	2002	10.0000	10.8727	1,436

MFS/Sun Life Strategic Value S Class - Level 4	2004	13.5573	15.6862	24,428
	2003	10.8637	13.5573	17,664
	2002	10.0000	10.8637	92

MFS/Sun Life Strategic Value S Class - Level 6	2004	13.5185	15.6095	11,206
	2003	-	13.5185	11,194
	2002	10.0000	-	0

MFS/Sun Life Total Return - S Class - Level 1	2004	12.1359	13.3058	1,425,648
	2003	10.5296	12.1359	212,932
	2002	10.0000	10.5296	34,122

MFS/Sun Life Total Return - S Class - Level 2	2004	12.1014	13.2409	847,311
	2003	10.5210	12.1014	273,228
	2002	10.0000	10.5210	17,668

MFS/Sun Life Total Return - S Class - Level 3	2004	12.0928	13.2248	85,596
	2003	-	12.0928	37,431
	2002	10.0000	-	0

MFS/Sun Life Total Return - S Class - Level 4	2004	12.0669	13.1763	2,259,176
	2003	10.5123	12.0669	582,005
	2002	10.0000	10.5123	841

MFS/Sun Life Total Return - S Class - Level 5	2004	-	13.1602	1,614
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Total Return - S Class - Level 6	2004	12.0324	13.1119	256,319
	2003	-	12.0324	83,182
	2002	10.0000	-	0

MFS/Sun Life Total Return - S Class - Level 7	2004	11.0084	11.9899	146,612
	2003	-	11.0084	165,167
	2002	10.0000	-	0

MFS/Sun Life Total Return - S Class - Level 8	2004	10.9941	11.9498	25,975
	2003	-	10.9941	18,232
	2002	10.0000	-	0

MFS/Sun Life Utilities S Class - Level 1	2004	14.8751	19.0781	16,802
	2003	11.0847	14.8751	7,557
	2002	10.0000	11.0847	1,342

MFS/Sun Life Utilities S Class - Level 2	2004	14.8328	18.9852	26,175
	2003	-	14.8328	14,117
	2002	10.0000	-	0

MFS/Sun Life Utilities S Class - Level 3	2004	-	18.9620	278
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Utilities S Class - Level 4	2004	14.7905	18.8925	100,485
	2003	-	14.7905	30,899
	2002	10.0000	-	0

MFS/Sun Life Utilities S Class - Level 5	2004	-	-	0
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Utilities S Class - Level 6	2004	14.7482	-	0
	2003	-	14.7482	387
	2002	10.0000	-	0

MFS/Sun Life Value - S Class - Level 1	2004	12.9296	14.6910	93,921
	2003	10.4779	12.9296	43,121
	2002	10.0000	10.4779	4,406

MFS/Sun Life Value - S Class - Level 2	2004	12.8928	14.6194	82,648
	2003	10.4693	12.8928	45,596
	2002	10.0000	10.4693	991

MFS/Sun Life Value - S Class - Level 3	2004	-	14.6015	1,294
	2003	-	-	0
	2002	10.0000	-	0

MFS/Sun Life Value - S Class - Level 4	2004	12.8561	14.5480	249,612
	2003	10.4607	12.8561	209,852
	2002	10.0000	10.4607	9,947

MFS/Sun Life Value - S Class - Level 6	2004	12.8193	14.4769	13,840
	2003	10.4520	12.8193	10,978
	2002	10.0000	10.4520	624

MFS/Sun Life Value - S Class - Level 7	2004	11.9309	13.4667	21,550
	2003	-	11.9309	39,112
	2002	10.0000	-	0

MFS/Sun Life Value - S Class - Level 8	2004	-	13.4216	10,202
	2003	-	-	0
	2002	10.0000	-	0

Oppenheimer Capital Appreciation Fund - Level 1	2004	13.9752	14.6981	173,396
	2003	10.8398	13.9752	66,406
	2002	10.0000	10.8398	2,156

Oppenheimer Capital Appreciation Fund - Level 2	2004	13.9355	14.6265	154,529
	2003	10.8309	13.9355	87,267
	2002	10.0000	10.8309	838

Oppenheimer Capital Appreciation Fund - Level 3	2004	13.9255	14.6086	5,421
	2003	-	13.9255	1,783
	2002	10.0000	-	0

Oppenheimer Capital Appreciation Fund - Level 4	2004	13.8957	14.5551	212,271
	2003	10.8219	13.8957	161,183
	2002	10.0000	10.8219	1,526

Oppenheimer Capital Appreciation Fund - Level 5	2004	13.8858	14.5373	1,801
	2003	-	13.8858	1,780
	2002	10.0000	-	0

Oppenheimer Capital Appreciation Fund - Level 6	2004	13.8560	14.4839	38,391
	2003	-	13.8560	34,450
	2002	10.0000	-	0

Oppenheimer Capital Appreciation Fund - Level 7	2004	11.8775	12.4093	33,685
	2003	-	11.8775	43,624
	2002	10.0000	-	0

Oppenheimer Capital Appreciation Fund - Level 8	2004	11.8620	12.3678	3,965
	2003	-	11.8620	4,045
	2002	10.0000	-	0

Oppenheimer Main St. Growth & Income Fund - Level 1	2004	12.6618	13.6327	725,814
	2003	10.1512	12.6618	56,197
	2002	10.0000	10.1512	1,244

Oppenheimer Main St. Growth & Income Fund - Level 2	2004	12.6257	13.5662	462,516
	2003	10.1428	12.6257	77,944
	2002	10.0000	10.1428	479

Oppenheimer Main St. Growth & Income Fund - Level 3	2004	12.6167	13.5497	91,790
	2003	10.1407	12.6167	9,686
	2002	10.0000	10.1407	9,660

Oppenheimer Main St. Growth & Income Fund - Level 4	2004	12.5897	13.5000	898,323
	2003	10.1345	12.5897	53,950
	2002	10.0000	10.1345	290

Oppenheimer Main St. Growth & Income Fund - Level 5	2004	-	13.4835	5,269
	2003	-	-	0
	2002	10.0000	-	0

Oppenheimer Main St. Growth & Income Fund - Level 6	2004	12.5537	13.4340	78,361
	2003	-	12.5537	14,799
	2002	10.0000	-	0

Oppenheimer Main St. Growth & Income Fund - Level 7	2004	-	12.5108	192,804
	2003	-	-	0
	2002	10.0000	-	0

Oppenheimer Main St. Growth & Income Fund - Level 8	2004	-	12.4690	7,645
	2003	-	-	0
	2002	10.0000	-	0

Oppenheimer Main St. Small Cap Fund - Level 1	2004	14.4153	16.9475	31,118
	2003	10.1304	14.4153	10,231
	2002	10.0000	10.1304	721

Oppenheimer Main St. Small Cap Fund - Level 2	2004	14.3742	16.8650	70,464
	2003	10.1220	14.3742	28,107
	2002	10.0000	10.1220	906

Oppenheimer Main St. Small Cap Fund - Level 3	2004	14.3640	16.8444	57
	2003	-	14.3640	23
	2002	10.0000	-	0

Oppenheimer Main St. Small Cap Fund - Level 4	2004	14.3333	16.7827	41,294
	2003	10.1137	14.3333	24,300
	2002	10.0000	10.1137	715

Oppenheimer Main St. Small Cap Fund - Level 5	2004	14.3231	16.7622	898
	2003	-	14.3231	909
	2002	10.0000	-	0

Oppenheimer Main St. Small Cap Fund - Level 6	2004	14.2923	16.7006	5,067
	2003	-	14.2923	3,441
	2002	10.0000	-	0

PIMCO Total Return Bond Portfolio - Level 1	2004	10.7740	11.1480	293,934
	2003	10.3969	10.7740	164,308
	2002	10.0000	10.3969	16,500

PIMCO Total Return Bond Portfolio - Level 2	2004	10.7433	11.0937	345,068
	2003	10.3884	10.7433	218,300
	2002	10.0000	10.3884	4,432

PIMCO Total Return Bond Portfolio - Level 3	2004	10.7356	11.0801	12,531
	2003	-	10.7356	2,225
	2002	10.0000	-	0

PIMCO Total Return Bond Portfolio - Level 4	2004	10.7126	11.0395	375,047
	2003	10.3798	10.7126	371,836
	2002	10.0000	10.3798	37,234

PIMCO Total Return Bond Portfolio - Level 5	2004	10.7050	11.0260	660
	2003	-	10.7050	650
	2002	10.0000	-	0

PIMCO Total Return Bond Portfolio - Level 6	2004	10.6820	10.9855	84,624
	2003	-	10.6820	75,691
	2002	10.0000	-	0

PIMCO Total Return Bond Portfolio - Level 7	2004	9.9891	10.2676	37,692
	2003	-	9.9891	49,423
	2002	10.0000	-	0

PIMCO Total Return Bond Portfolio - Level 8	2004	9.9761	10.2332	4,432
	2003	-	9.9761	4,600
	2002	10.0000	-	0

PIMCO Real Return Bond Portfolio - Level 1	2004	11.3288	12.1722	81,890
	2003	10.5497	11.3288	49,282
	2002	10.0000	10.5497	1,999

PIMCO Real Return Bond Portfolio - Level 2	2004	11.2965	12.1128	152,598
	2003	-	11.2965	83,685
	2002	10.0000	-	0

PIMCO Real Return Bond Portfolio - Level 3	2004	11.2885	12.0980	70
	2003	-	11.2885	27
	2002	10.0000	-	0

PIMCO Real Return Bond Portfolio - Level 4	2004	11.2643	12.0537	102,967
	2003	10.5323	11.2643	123,264
	2002	10.0000	10.5323	8,184

PIMCO Real Return Bond Portfolio - Level 5	2004	11.2563	12.0390	1,612
	2003	-	11.2563	1,545
	2002	10.0000	-	0

PIMCO Real Return Bond Portfolio - Level 6	2004	11.2321	11.9947	7,731
	2003	-	11.2321	6,737
	2002	10.0000	-	0

Sun Capital Real Estate Fund - Level 1	2004	13.5339	17.7992	61,082
	2003	10.0914	13.5339	44,914
	2002	10.0000	10.0914	724

Sun Capital Real Estate Fund - Level 2	2004	13.4954	17.7125	66,311
	2003	10.0831	13.4954	51,696
	2002	10.0000	10.0831	57

Sun Capital Real Estate Fund - Level 3	2004	13.4858	17.6909	5,142
	2003	-	13.4858	946
	2002	10.0000	-	0

Sun Capital Real Estate Fund - Level 4	2004	13.4569	17.6260	107,272
	2003	10.0748	13.4569	106,542
	2002	10.0000	10.0748	3,382

Sun Capital Real Estate Fund - Level 5	2004	13.4474	17.6046	791
	2003	-	13.4474	914
	2002	10.0000	-	0

Sun Capital Real Estate Fund - Level 6	2004	13.4185	17.5399	24,749
	2003	-	13.4185	27,121
	2002	10.0000	-	0

Sun Capital Real Estate Fund - Level 7	2004	12.1807	15.9137	22,882
	2003	-	12.1807	21,278
	2002	10.0000	-	0

Sun Capital Real Estate Fund - Level 8	2004	12.1648	15.8604	1,928
	2003	-	12.1648	1,969
	2002	10.0000	-	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

DECEMBER 30, 2005

SUN LIFE FINANCIAL MASTERS CHOICE

COLUMBIA ALL STAR TRADITONS

FUTURITY SELECT SEVEN

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Calculation of Performance Data
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters Choice, Columbia All-Star Traditions and Futurity Select Seven Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company" or "Sun Life (U.S.)") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated December 30, 2005. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888) 786-2435.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the date the sub-account was first offered by the separate account.

The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods (or shorter period indicated in the table), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the SEC formula. The calculation assumes that you are age 76 or older on the Open Date and you have selected the EEB Premier Plus optional death benefit rider for total maximum insurance charges of 2.20% of the average daily net assets in your Variable Account. If you are age 75 or younger on the Open Date or if you select the Basic Death Benefit or a less expensive optional death benefit rider, your insurance charges would be less than 2.20% and the Average Annual Total Return would be more favorable. For purposes of determining these investment results, the actual investment performance of each Sub-Account is reflected from the date the Sub-Account commenced investment operations in the Variable Account (the "Variable Account Inception Date"). No information is shown for Sub-Accounts that had not commenced operations as of December 31, 2003.

SUN LIFE FINANCIAL MASTERS CHOICE

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2004

Fund	Inception Date	1 yr	5 yr	10 yr	Life
Franklin Small Cap Value Securities Fund	8/5/2002	12.728	N/A	N/A	20.053
Lord Abbett All Value Portfolio	12/8/2003	4.981	N/A	N/A	8.647
Lord Abbett Series Fund Growth and Income	3/26/1998	2.223	1.622	N/A	2.583
Lord Abbett Series Fund Growth Opportunities	12/8/2003	0.941	N/A	N/A	2.83
Lord Abbett Series Fund Mid Cap Value	5/1/2001	13.018	N/A	N/A	6.792
MFS/Sun Life Bond Series S Class	5/5/1998	-3.86	4.928	N/A	3.957
MFS/Sun Life Capital Appreciation Series S Class	11/30/1989	0.536	-11.888	5.26	5.895
MFS/Sun Life Capital Opportunities Series S Class	6/3/1996	2.105	-9.79	N/A	4.804
MFS/Sun Life Emerging Growth Series S Class	5/1/1995	2.503	-15.515	N/A	5.613
MFS/Sun Life Global Growth Series S Class	11/16/1993	4.71	-6.055	6.869	6.724
MFS/Sun Life Government Securities Series S Class	11/30/1989	-5.988	3.202	3.955	4.11
MFS/Sun Life High Yield Series S Class	11/30/1989	-0.739	1.485	4.609	5.561
MFS/Sun Life Massachusetts Investors Growth Series S Class	5/6/1998	-0.751	-10.65	N/A	-1.397
MFS/Sun Life Massachusetts Investors Trust Series S Class	10/31/1991	1.399	-5.372	7.705	6.721
MFS/Sun Life Mid Cap Growth Series S Class	8/31/2000	3.695	N/A	N/A	-15.071
MFS/Sun Life Mid Cap Value Series S Class	4/30/2002	10.771	N/A	N/A	4.337
MFS/Sun Life Money Market Series S Class	11/30/1989	-8.673	-1.242	0.884	1.204
MFS/Sun Life New Discovery Series S Class	5/6/1998	-2.682	-5.233	N/A	3.676
MFS/Sun Life Research International Series S Class	5/5/1998	9.996	-2.038	N/A	3.868
MFS/Sun Life Research Series S Class	11/7/1994	4.826	-7.432	6.994	6.713
MFS/Sun Life Strategic Growth Series S Class	11/1/1999	-3.253	-11.703	N/A	-7.791
MFS/Sun Life Strategic Income Series S Class	5/6/1998	-2.129	3.063	N/A	2.578
MFS/Sun Life Strategic Value Series S Class	4/30/2002	6.867	N/A	N/A	1.337
MFS/Sun Life Total Return Series S Class	11/30/1989	0.862	3.842	8.343	7.4
MFS/Sun Life Utilities Series S Class	11/16/1993	18.874	-1.889	10.549	8.632
MFS/Sun Life Value Series S Class	5/5/1998	4.504	4.79	N/A	4.943
Mutual Shares Securities Fund	8/5/2002	2.204	N/A	N/A	10.966
Oppenheimer Capital Appreciation Fund/VA	8/5/2002	-3.223	N/A	N/A	13.66
Oppenheimer Global Securities Fund	12/8/2003	7.955	N/A	N/A	12.747
Oppenheimer Main St. Fund/VA	8/5/2002	-0.941	N/A	N/A	9.951
Oppenheimer Main St. Small Cap Fund/VA	8/5/2002	8.25	N/A	N/A	20.969
PIMCO Emerging Markets Bond Portfolio	9/30/2002	1.744	N/A	N/A	21.857
PIMCO Low Duration Portfolio	12/8/2003	-7.522	N/A	N/A	-7.073
PIMCO Real Return Portfolio	8/5/2002	-1.145	N/A	N/A	4.57
PIMCO Total Return Portfolio	8/5/2002	-4.778	N/A	N/A	0.708
Sun Capital All Cap S Class	4/30/2002	9.052	N/A	N/A	7.765
Sun Capital Investment Grade Bond S Class	12/14/1998	-3.66	3.879	N/A	2.828
Sun Capital Real Estate Fund	12/14/1998	22.114	19.083	N/A	14.552
Sun Capital Real Estate Fund S Class	12/14/1998	21.838	18.784	N/A	14.264
Templeton Foreign Securities Fund	8/5/2002	7.612	N/A	N/A	13.601
Templeton Growth Securities Fund Class 2	9/30/2002	5.266	N/A	N/A	18.719

* The Life of Fund calculation for any Fund under a year old is not annualized.

The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                             n
                          P(l + T) ^ n = ERV

Where:

P =	a hypothetical initial Purchase Payment of $1,000
T =	average annual total return for the period
n =	number of years
ERV =	redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been deducted from the Participant's Account; (2) all applicable non-recurring Contract charges are deducted at the end of the period, and (3) there will be a full surrender at the end of the period.

The $50 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of the Account Fee on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The tables below show, for various Sub-Accounts of the Variable Account, Non-Standardized Average Annual Total Return for the periods indicated, based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return," without the deduction of any Contract fees. This calculation assumes that you are age 76 or older on the Open Date and you have selected the EEB Premier Plus optional death benefit rider for total maximum insurance charges of 2.20% of the average daily net assets in your Variable Account. If you are age 75 or younger on the Open Date or if you select the Basic Death Benefit or a less expensive optional death benefit rider, your insurance charges would be less than 2.20% and the non-standardized performance would be more favorable.

For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date each Fund commenced operations ("Fund Inception Date").

SUN LIFE FINANCIAL MASTERS CHOICE

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2004

Fund	Fund Inception Date	1 yr	3 yr	5 yr	10 yr	Life
Franklin Small Cap Value Securities Fund	4/30/1998	20.828	11.294	13.321	N/A	5.309
Lord Abbett All Value Portfolio	4/30/2003	12.949	N/A	N/A	N/A	21.971
Lord Abbett Series Fund Growth and Income	12/11/1989	9.951	3.973	2.626	9.063	8.567
Lord Abbett Series Fund Growth Opportunities	4/30/2003	8.557	N/A	N/A	N/A	15.808
Lord Abbett Series Fund Mid Cap Value	9/15/1999	21.118	9.084	15.307	N/A	13.955
MFS/Sun Life Bond Series S Class	5/5/1998	3.339	5.606	5.813	N/A	4.4
MFS/Sun Life Capital Appreciation Series S Class	6/12/1985	8.117	-3.799	-11.064	5.319	7.974
MFS/Sun Life Capital Opportunities Series S Class	6/3/1996	9.823	-2.448	-8.933	N/A	4.874
MFS/Sun Life Emerging Growth Series S Class	5/1/1995	10.256	-3.38	-14.744	N/A	5.673
MFS/Sun Life Global Growth Series S Class	11/16/1993	12.655	5.236	-5.133	6.936	6.796
MFS/Sun Life Government Securities Series S Class	6/12/1985	1.026	2.37	4.141	4.034	4.811
MFS/Sun Life High Yield Series S Class	6/12/1985	6.732	8.008	2.498	4.687	5.428
MFS/Sun Life Massachusetts Investors Growth Series S Class	5/6/1998	6.719	-3.607	-9.811	N/A	-0.914
MFS/Sun Life Massachusetts Investors Trust Series S Class	11/14/1986	9.055	-0.067	-4.453	7.759	7.392
MFS/Sun Life Mid Cap Growth Series S Class	8/31/2000	11.551	-8.339	N/A	N/A	-14.14
MFS/Sun Life Mid Cap Value Series S Class	4/30/2002	18.871	N/A	N/A	N/A	6.836
MFS/Sun Life Money Market Series S Class	8/29/1985	-1.892	-1.808	-0.278	0.974	1.89
MFS/Sun Life New Discovery Series S Class	5/6/1998	4.62	-3.821	-4.314	N/A	4.116
MFS/Sun Life Research International Series S Class	5/5/1998	18.096	9.828	-1.058	N/A	4.318
MFS/Sun Life Research Series S Class	11/7/1994	12.78	0.028	-6.539	7.05	6.776
MFS/Sun Life Strategic Growth Series S Class	11/1/1999	3.999	-4.274	-10.88	N/A	-7.064
MFS/Sun Life Strategic Income Series S Class	5/6/1998	5.221	6.524	4.013	N/A	3.055
MFS/Sun Life Strategic Value Series S Class	4/30/2002	14.967	N/A	N/A	N/A	3.872
MFS/Sun Life Total Return Series S Class	5/11/1988	8.471	4.298	4.764	8.404	7.816
MFS/Sun Life Utilities Series S Class	11/16/1993	26.974	7.653	-0.907	10.603	8.701
MFS/Sun Life Value Series S Class	5/5/1998	12.43	4.903	5.682	N/A	5.364
Mutual Shares Securities Fund	11/8/1996	9.93	4.762	5.634	N/A	6.567
Oppenheimer Capital Appreciation Fund/VA	4/3/1985	4.032	-2.019	-6.439	7.864	7.873
Oppenheimer Global Securities Fund	11/12/1990	16.055	6.861	0.031	8.724	8.573
Oppenheimer Main St. Fund/VA	7/5/1995	6.512	1.227	-4.375	N/A	7.466
Oppenheimer Main St. Small Cap Fund/VA	5/1/1998	16.35	10.355	0.697	N/A	5.109
PIMCO Emerging Markets Bond Portfolio	9/30/2002	9.431	N/A	N/A	N/A	24.35
PIMCO Low Duration Portfolio	2/16/1999	-0.641	0.861	2.211	N/A	1.925
PIMCO Real Return Portfolio	9/30/1999	6.29	8.953	8.777	N/A	8.201
PIMCO Total Return Portfolio	12/31/1997	2.341	3.564	4.333	N/A	3.369
Sun Capital All Cap S Class	4/30/2002	17.152	N/A	N/A	N/A	10.138
Sun Capital Investment Grade Bond S Class	12/7/1998	3.556	4.214	4.798	N/A	3.35
Sun Capital Real Estate Fund	12/7/1998	30.214	20.634	19.643	N/A	14.512
Sun Capital Real Estate Fund S Class	12/7/1998	29.938	20.344	19.349	N/A	14.229
Templeton Foreign Securities Fund	5/1/1992	15.712	5.613	-4.011	4.399	5.358
Templeton Growth Securities Fund Class 2	3/15/1994	13.258	4.493	-0.287	5.563	5.233

* The Life of Fund calculation for any Fund under a year old is not annualized.

STANDARDIZED NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

The tables below show, for various Sub-Accounts of the Variable Account, Non-Standardized Average Annual Total Return for the periods indicated, based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return," without the deduction of any Contract fees. All other charges are deducted. This calculation assumes that you are age 76 or older on the Open Date and you have selected the EEB Premier Plus optional death benefit rider for total maximum insurance charges of 2.20% of the average daily net assets in your Variable Account. If you are age 75 or younger on the Open Date or if you select the Basic Death Benefit or a less expensive optional death benefit rider, your insurance charges would be less than 2.20% and the non-standardized performance would be more favorable.

For purposes of determining these investment results, the actual investment performance of each Fund is reflected from the date each Fund commenced operations ("Fund Inception Date").

SUN LIFE FINANCIAL MASTERS CHOICE

STANDARDIZED NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDING DECEMBER 31, 2004

Fund	Fund Inception Date	1 yr	5 yr	10 yr	Life
Franklin Small Cap Value Securities Fund	4/30/1998	12.728	12.637	N/A	4.867
Lord Abbett All Value Portfolio	4/30/2003	4.981	N/A	N/A	17.629
Lord Abbett Series Fund Growth and Income	12/11/1989	2.223	1.622	9.004	8.512
Lord Abbett Series Fund Growth Opportunities	4/30/2003	0.941	N/A	N/A	11.31
Lord Abbett Series Fund Mid Cap Value	9/15/1999	13.018	14.672	N/A	13.44
MFS/Sun Life Bond Series S Class	5/5/1998	-3.86	4.928	N/A	3.957
MFS/Sun Life Capital Appreciation Series S Class	6/12/1985	0.536	-11.888	5.26	7.934
MFS/Sun Life Capital Opportunities Series S Class	6/3/1996	2.105	-9.79	N/A	4.804
MFS/Sun Life Emerging Growth Series S Class	5/1/1995	2.503	-15.515	N/A	5.613
MFS/Sun Life Global Growth Series S Class	11/16/1993	4.71	-6.055	6.869	6.724
MFS/Sun Life Government Securities Series S Class	6/12/1985	-5.988	3.202	3.955	4.75
MFS/Sun Life High Yield Series S Class	6/12/1985	-0.739	1.485	4.609	5.369
MFS/Sun Life Massachusetts Investors Growth Series S Class	5/6/1998	-0.751	-10.65	N/A	-1.397
MFS/Sun Life Massachusetts Investors Trust Series S Class	11/14/1986	1.399	-5.372	7.705	7.338
MFS/Sun Life Mid Cap Growth Series S Class	8/31/2000	3.695	N/A	N/A	-15.071
MFS/Sun Life Mid Cap Value Series S Class	4/30/2002	10.771	N/A	N/A	4.337
MFS/Sun Life Money Market Series S Class	8/29/1985	-8.673	-1.242	0.884	1.812
MFS/Sun Life New Discovery Series S Class	5/6/1998	-2.682	-5.233	N/A	3.676
MFS/Sun Life Research International Series S Class	5/5/1998	9.996	-2.038	N/A	3.868
MFS/Sun Life Research Series S Class	11/7/1994	4.826	-7.432	6.994	6.713
MFS/Sun Life Strategic Growth Series S Class	11/1/1999	-3.253	-11.703	N/A	-7.791
MFS/Sun Life Strategic Income Series S Class	5/6/1998	-2.129	3.063	N/A	2.578
MFS/Sun Life Strategic Value Series S Class	4/30/2002	6.867	N/A	N/A	1.337
MFS/Sun Life Total Return Series S Class	5/11/1988	0.862	3.842	8.343	7.762
MFS/Sun Life Utilities Series S Class	11/16/1993	18.874	-1.889	10.549	8.632
MFS/Sun Life Value Series S Class	5/5/1998	4.504	4.79	N/A	4.943
Mutual Shares Securities Fund	11/8/1996	2.204	4.739	N/A	6.481
Oppenheimer Capital Appreciation Fund/VA	4/3/1985	-3.223	-7.329	7.81	7.828
Oppenheimer Global Securities Fund	11/12/1990	7.955	-0.96	8.656	8.509
Oppenheimer Main St. Fund/VA	7/5/1995	-0.941	-5.298	N/A	7.407
Oppenheimer Main St. Small Cap Fund/VA	5/1/1998	8.25	-0.309	N/A	4.669
PIMCO Emerging Markets Bond Portfolio	9/30/2002	1.744	N/A	N/A	21.857
PIMCO Low Duration Portfolio	2/16/1999	-7.522	1.212	N/A	1.216
PIMCO Real Return Portfolio	9/30/1999	-1.145	7.982	N/A	7.565
PIMCO Total Return Portfolio	12/31/1997	-4.778	3.399	N/A	2.932
Sun Capital All Cap S Class	4/30/2002	9.052	N/A	N/A	7.765
Sun Capital Investment Grade Bond S Class	12/7/1998	-3.66	3.879	N/A	2.842
Sun Capital Real Estate Fund	12/7/1998	22.114	19.083	N/A	14.183
Sun Capital Real Estate Fund S Class	12/7/1998	21.838	18.784	N/A	13.896
Templeton Foreign Securities Fund	5/1/1992	7.612	-4.948	4.326	5.293
Templeton Growth Securities Fund Class 2	3/15/1994	5.266	-1.269	5.491	5.158
* The Life of Fund calculation for any Fund under a year old is not annualized.

The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

"Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

"Annualized" quotations (described in the following table as "Compound Growth Rate") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:
-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00005395 (the daily equivalent of the current maximum charge of 1.95% on an annual basis) gives a net investment factor of 1.00322166. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6114820 (14.5645672 X 1.00322116).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845638 (12.3456789 X 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.60% on an annual basis) X 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845638. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3845638).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 18, 2005, accompanying such financial statements expresses an unqualified opinion and includes explanatory paragraphs relating to the Company's adoption of provisions of Statement of Financial Accounting Standards No. 141, Business Combinations, effective December 31, 2003, American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, and the provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Account Research Bulletin No. 51, effective December 31, 2003, and FASB Interpretation No 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 (Revised), described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report dated April 28, 2005 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

For the years ended December 31,

	2004	2003	2002 Restated

Revenues
Premiums and annuity considerations	$ 58,820	$ 60,518	$ 43,574
Net investment income	1,134,257	1,208,750	1,185,210
Net derivative loss	(98,419)	(203,200)	(159,285)
Net realized investment gains (losses)	96,074	134,085	(38,966)
Fee and other income	357,011	319,596	390,691

Total revenues	1,547,743	1,519,749	1,421,224

Benefits and expenses
Interest credited	673,442	783,999	704,690
Interest expense	128,522	120,905	106,043
Policyowner benefits	141,377	201,248	221,162
Other operating expenses	214,495	184,472	237,797
Amortization of deferred acquisition costs and value of business acquired	82,876	98,398	251,513

Total benefits and expenses	1,240,712	1,389,022	1,521,205

Income (loss) before income tax expense (benefit), minority interest and cumulative effect of change in accounting principles	307,031	130,727	(99,981)

Income tax expense (benefit):
Federal	71,352	27,366	(59,449)
State	(98)	823	1,265
Income tax expense (benefit)	71,254	28,189	(58,184)

Net income (loss) before minority interest and cumulative
effect of change in accounting principles	235,777	102,538	(41,797)

Minority interest share of income	5,561	-	-

Net income (loss) before cumulative effect of change in accounting principles	230,216	102,538	(41,797)

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	(8,940)	(7,547)	-

Net income (loss)	$ 221,276	$ 94,991	$ (41,797)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2004	2003
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $16,207,312 and $16,338,241 in 2004 and 2003, respectively)	$ 16,692,987	$ 16,858,414
Trading fixed maturities at fair value (amortized cost of $1,408,618 and $1,434,654 in 2004 and 2003, respectively)	1,491,028	1,527,619
Subordinated note from affiliate held-to-maturity (fair value of $689,132 and $699,069 in 2004 and 2003, respectively)	600,000	600,000
Short-term investments	23,957	24,662
Mortgage loans	1,465,896	972,102
Derivative instruments - receivable	566,401	403,437
Limited partnerships	304,809	330,562
Real estate	168,139	84,421
Policy loans	696,305	692,887
Other invested assets	791,541	60,837
Cash and cash equivalents	552,949	558,185
Total investments	23,354,012	22,113,126

Accrued investment income	279,679	285,224
Deferred policy acquisition costs	1,147,181	889,601
Value of business acquired	24,130	22,391
Goodwill	701,451	710,202
Receivable for investments sold	21,213	37,049
Reinsurance receivable	1,928,365	1,978,031
Other assets	111,131	129,458
Separate account assets	19,120,381	17,509,294

Total assets	$ 46,687,543	$ 43,674,376

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,846,238	$ 18,329,570
Future contract and policy benefits	721,135	716,819
Payable for investments purchased	284,511	261,673
Accrued expenses and taxes	95,655	80,453
Deferred federal income taxes	64,610	18,897
Long-term debt	33,500	40,500
Long-term debt payable to affiliates	1,025,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,697,348	1,741,962
Derivative instruments - payable	228,774	248,272
Other liabilities	1,010,006	224,769
Separate account liabilities	19,120,381	17,509,294

Total liabilities	43,734,984	40,805,035

Commitments and contingencies - Note 18
Minority interest	5,561	-

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2004 and 2003	$ 6,437	$ 6,437
Additional paid-in capital	2,131,888	2,071,888
Accumulated other comprehensive income	180,638	227,681
Retained earnings	628,035	563,335

Total stockholder's equity	2,946,998	2,869,341

Total liabilities and stockholder's equity	$ 46,687,543	$ 43,674,376

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2004	2003	2002 Restated

Net income (loss)	$ 221,276	$ 94,991	$ (41,797)
Other comprehensive income (loss)
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax and policyholder amounts	23,103	158,442	208,297
Reclassification adjustments of realized investment (gains) losses into net income (loss)	(70,146)	(179,672)	34,767

Other comprehensive (loss) income	(47,043)	(21,230)	243,064

Comprehensive income	$ 174,233	$ 73,761	$ 201,267

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2001 - Restated	$ 6,437	$ 1,971,888	$ 5,847	$ 510,141	$ 2,494,313

Net loss - Restated				(41,797)	(41,797)
Additional paid-in-capital - Restated		100,000			100,000
Other comprehensive income - Restated			243,064		243,064
Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income				94,991	94,991
Other comprehensive loss			(21,230)		(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income				221,276	221,276
Additional paid-in-capital		60,000			60,000
Dividends				(156,576)	(156,576)
Other comprehensive loss			(47,043)		(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2004	2003	2002 Restated

Cash Flows From Operating Activities:
Net income (loss) from operations	$ 221,276	$ 94,991	$ (41,797)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Income to minority interest	5,561	-	-
Amortization (accretion) of discount and premiums	82,123	112,761	58,246
Amortization of DAC and VOBA	82,876	98,398	251,513
Depreciation and amortization	3,025	1,730	1,876
Non cash derivative activity	(18,690)	144,091	231,131
Net realized (gains) losses on investments	(96,074)	(134,085)	38,966
Net losses (gains) on trading investments	7,237	(63,573)	(111,740)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(58,981)	15,789	17,186
Interest credited to contractholder deposits	671,101	781,834	701,505
Deferred federal income taxes (benefits)	72,648	43,029	(44,316)
Cumulative effect of change in accounting principles, net of tax	8,940	7,547	-
Changes in assets and liabilities:
Deferred acquisition costs	(346,996)	(263,762)	(288,463)
Accrued investment income	5,545	(28,655)	(5,038)
Future contract and policy benefits	(42,530)	(854)	25,584
Other, net	211,882	127,056	(31,505)
Net sales (purchases) of trading fixed maturities	27,801	(60,321)	(369,794)
Net cash provided by operating activities	836,744	875,976	433,354

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	10,472,377	13,004,400	11,137,476
Net cash from sale of subsidiary	39,687	1,500	3,331
Other invested assets	144,145	127,944	152,512
Mortgage loans	205,740	339,735	234,191
Real estate	-	14,275	6,036
Purchases of:
Available-for-sale fixed maturities	(10,367,260)	(13,414,490)	(12,867,827)
Other invested assets	(910,784)	(4,926)	(233,255)
Mortgage loans	(698,776)	(338,627)	(249,867)
Real estate	(86,743)	(16,153)	(3,634)
Changes in other investing activities, net	728,637	5,100	(8,109)
Net change in policy loans	(3,418)	(10,858)	(3,406)
Net change in short-term investments	705	153,355	(81,713)

Net cash used in investing activities	$ (475,690)	$ (138,745)	$ (1,914,265)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2004	2003	2002 Restated

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,552,431	$ 2,461,677	$ 3,627,924
Withdrawals from contractholder deposit funds	(2,867,815)	(3,411,004)	(3,116,836)
Net cash of SCA	(2,910)	-	-
Issuance of long-term debt	-	-	460,000
Net change in securities lending	-	-	(1,152,861)
Dividends paid to stockholder	(150,000)	-	-
Additional capital contributed	60,000	-	100,000
Other, net	42,004	(145,258)	149,967
Net cash provided by (used) in financing activities	(366,290)	(1,094,585)	68,194

Net change in cash and cash equivalents	(5,236)	(357,354)	(1,412,717)

Cash and cash equivalents, beginning of year	558,185	915,539	2,328,256

Cash and cash equivalents, end of year	$ 552,949	$ 558,185	$ 915,539

Supplemental Cash Flow Information
Interest paid	$ 120,195	$ 118,302	$ 107,358

Supplemental Schedule of non-cash investing and financing activities

On June 30, 2004, the Company sold its interest in one of its consolidated variable interest entities ("VIEs"). As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million and other invested assets decreased by $0.6 million in a non-cash transaction.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. Its Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, Telephone (781) 237-6030. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICS"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2004, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income for the years ended December 31, 2004, 2003 and 2002, was $1.9 million, $0.7 million and $1.1 million, respectively.

On June 30, 2004, the Company sold its interest in one of its consolidated variable interest entities ("VIEs") and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pretax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

The impact of the merger with Keyport decreased net income by $22.6 million for the year ended December 31, 2002.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2004, the Company owned all of the outstanding shares of SLNY, Sun Benefit Services Company, Inc. ("SBSC"), Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Sun Life of Canada (U.S.) Holdings General Partner LLC ("the General Partner"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC, Sun Parkaire Landing LLC, 7101 France Avenue Manager LLC and Independence Life and Annuity Company ("Independence Life").

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I ("the Partnership") and as a result, the Partnership is consolidated with the results of the Company. In addition, the Company consolidates certain investments in VIEs. The consolidation of the VIEs requires the Company to report the minority interest relating to the equity ownership not controlled by the Company.

SLNY is engaged in the sale of individual fixed and variable annuity contracts, variable universal life insurance, and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SBSC is an inactive subsidiary. SPE 97-I was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC U.S. Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I"). Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. Independence Life is a life insurance company that sold variable and whole life insurance products.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), the liabilities for future contract and policyholder benefits and other than temporary impairments of investments. Actual results could differ from those estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

The consolidated financial statements have been restated to reflect a reclassification of bank overdrafts of $44.7 million and $190.0 million as of December 31, 2003 and 2002, respectively.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICS, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises the actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred policy acquisition costs ("DAC") for each product is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $172.9 million and $132.3 million at December 31, 2004 and 2003, respectively, to reflect the unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

Value of business acquired ("VOBA") represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $48.2 million and $54.8 million at December 31, 2004 and 2003, respectively, to account for the unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2004 and concluded that these assets were not impaired.

In 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses ($5.1 million) that are not subject to amortization and approximately $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies and GICS. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (CONTINUED)

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the year ended December 31, 2004, the Company will participate in the consolidated federal income tax return with an affiliate, SLC - US Ops Holdings. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments. For the 2003 tax year, as in prior years, SLUS participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003 and 2002, Keyport filed a separate consolidated return with an affiliate, Independence Life.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2004 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company's interest in its separate accounts as investments.

Effect of Adoption

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

In October 2004, the AICPA issued a technical bulletin on financial accounting and reporting issues related to SOP 03-1. Upon adoption of the guidance in the technical bulletin, the Company restated the amount of the cumulative effect of change in accounting principal in the accompanying financial statements from the amount previously reported in earlier quarters ($0.9 million). The previously reported 2004 quarterly financial information has also been restated in Item 8 of this Form 10-K to reflect the implementation of the technical bulletin provisions.

Liabilities for contract guarantees

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The following summarizes the reserve for the guaranteed minimum death benefit and income benefit at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	50,502	-	50,502
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,421	$ 30,734

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees will be re-evaluated periodically, and adjustments will be made to the liability balance through a charge or credit to policyowner benefits.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recognized at fair value through earnings. The guaranteed minimum accumulation or withdrawal benefit was a $0.6 and $2.8 million receivable at January 1, 2004 and December 31, 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Other Accounting Pronouncements

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

On November 29, 2004, the AICPA issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements." The proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The proposed SOP is effective for fiscal years beginning after December 15, 2005. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

The Company does have a greater than or equal to 20% involvement in 10 VIEs at December 31, 2004. The Company is a creditor in 7 trusts, 2 limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $62.8 million at December 31, 2004. The notes mature between August 2005 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities include a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004, 2003 and 2002, was $1.9 million, $0.7 million and $1.1 million, respectively.

On June 30, 2004, the Company sold its interest in one of its consolidated VIEs and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and SLFSL was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate.

On December 18, 2002, the Company sold its interest in its wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, Sun Life Financial (U.S.) Holdings, Inc., for $10.5 million. No gain or loss was realized on this transaction. Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF. Total net loss of SLD for the year ended December 31, 2002 was $4.8 million. Effective January 1, 2005, MFSLF changed its name to Sun Life Financial Distributors, Inc. ("SLFD").

On October 9, 2002, Keyport Benefit Life Insurance Company, which was a wholly-owned subsidiary of Keyport, merged with and into SLNY, with SLNY as the surviving entity. The merger had no effect on the existing rights and benefits of policyholders or contract holders from either company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

In 2003, the Company sold a $100 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $24.4 million in 2004, $73.3 million in 2003, and $64.4 million in 2002.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $22.8 million, $21.3 million and $24.0 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $11.8 million, $11.8 million, and $11.7 million in 2004, 2003 and 2002, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003 or 2002.

On December 31, 2004 and September 24, 2002, the Company received a $60.0 million and a $100.0 million capital contribution, respectively, from its parent, SLC - U.S. Ops Holdings.

In 2004, the Company became a participant in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value is the fair market value of an equal number of common shares of SLF stock. As of December 31, 2004, the Company incurred expenses of $4.1 million.

In 2004, the Company became a participant in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. As of December 31, 2004, the Company incurred expenses of $0.3 million relating to PSUs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. Total interest paid was $26.5 million for the years ended December 31, 2004 and 2003, respectively, and $11.5 million for the year ended December 31, 2002. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

Effective January 2002, all United States employees of SLOC became employees of the Company. As a result, the Company has assumed most of the salaries and benefits previously incurred by SLOC in the United States. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $136.8 million, $152.2 million and $135.1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

At December 31, 2004 and 2003, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004 and 2003, the Company purchased a total of $140 million in promissory notes from MFS. These promissory notes are included with fixed maturities available-for-sale in the financial statements. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the periods ended December 31, 2004 and 2003 was $4.0 million and $0.6 million, respectively.

During the years ended December 31, 2004 and 2003, the Company paid $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, SLFD, formerly known as MFSLF.

During the years ended December 31, 2004, 2003 and 2002, the Company paid $45.1 million, $64.5 million and $79.4 million, respectively, in commission fees to Independence Financial Marketing Group, Inc., an affiliate.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2004 (in 000's):

Type	Principal	Maturity	Rate

Surplus	$ 150,000	12/15/27	6.150%
Surplus	150,000	12/15/15	7.250%
Surplus	7,500	12/15/15	6.125%
Surplus	7,500	12/15/27	6.150%
Promissory	80,000	06/30/12	5.710%
Promissory	380,000	06/30/12	5.760%
Surplus	250,000	11/06/27	8.625%
	$ 1,025,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities was as follows:

	December 31, 2004
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000
Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013
Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

	December 31, 2003
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,251,364	$ 116,712	$ (71,242)	$ 5,296,834
Foreign Government & Agency Securities	82,774	13,696	(47)	96,423
States & Political Subdivisions	1,693	87	-	1,780
U.S. Treasury & Agency Securities	685,075	13,343	(8,316)	690,102
Subordinated notes from affiliate	80,000	-	(934)	79,066
Corporate securities:
Basic Industry	497,699	25,760	(5,877)	517,582
Capital Goods	600,303	45,999	(1,477)	644,825
Communications	1,214,136	54,673	(7,378)	1,261,431
Consumer Cyclical	1,156,471	66,259	(3,973)	1,218,757
Consumer Noncyclical	551,144	39,761	(719)	590,186
Energy	568,786	33,235	(2,573)	599,448
Finance	2,896,392	120,219	(15,662)	3,000,949
Industrial Other	414,828	15,723	(2,768)	427,783
Technology	79,775	3,235	-	83,010
Transportation	579,351	29,589	(15,540)	593,400
Utilities	1,678,450	90,491	(12,103)	1,756,838
Total Corporate	10,237,335	524,944	(68,070)	10,694,209

Total available-for-sale fixed maturities	$ 16,338,241	$ 668,782	$ (148,609)	$ 16,858,414

Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 96,189	$ 5,773	$ (227)	$ 101,735
Foreign Government & Agency Securities	5,227	893	(14)	6,106
Corporate securities:
Basic Industry	67,321	7,696	(7)	75,010
Capital Goods	83,797	8,634	-	92,431
Communications	170,219	15,478	(222)	185,475
Consumer Cyclical	167,633	14,226	(609)	181,250
Consumer Noncyclical	40,623	1,065	(419)	41,269
Energy	80,957	6,478	(276)	87,159
Finance	323,412	27,219	(455)	350,176
Industrial Other	57,925	5,918	(62)	63,781
Technology	3,804	310	-	4,114
Transportation	76,614	6,112	(7,505)	75,221
Utilities	260,933	14,873	(11,914)	263,892
Total Corporate	1,333,238	108,009	(21,469)	1,419,778

Total trading fixed maturities	$ 1,434,654	$ 114,675	$ (21,710)	$ 1,527,619

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 99,069	$ -	$ 699,069

Total held-to-maturity fixed maturities	$ 600,000	$ 99,069	$ -	$ 699,069

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

	December 31, 2004
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 654,144	$ 659,961
Due after one year through five years	3,032,715	3,108,642
Due after five years through ten years	4,304,931	4,486,115
Due after ten years	2,965,148	3,115,431
Subtotal - Maturities available-for-sale	10,956,938	11,370,149
Asset-backed securities	5,250,374	5,322,838
Total Available-for-sale	$ 16,207,312	$ 16,692,987

Maturities of trading fixed securities:
Due in one year or less	$ 103,747	$ 105,563
Due after one year through five years	432,522	458,748
Due after five years through ten years	497,186	528,518
Due after ten years	253,434	273,094
Subtotal - Maturities of trading	1,286,889	1,365,923
Asset-backed securities	121,729	125,105
Total Trading	$ 1,408,618	$ 1,491,028

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 689,132

Gross gains of $152.5 million, $196.4 million and $163.4 million and gross losses of $45.4 million, $44.9 million and $134.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2004, 2003 and 2002, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $18.6 million at December 31, 2004 and 2003, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $91.1 million and $126.2 million at December 31, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

As of December 31, 2004 and 2003, 95.7% and 93.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2004, 2003 and 2002, the Company incurred realized losses totaling $32.5 million, $62.8 million and $95.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

During 2004, 2003 and 2002, $17.3 million, $4.7 million and $1.6 million, respectively, of the losses recorded in prior years were recovered through dispositions and are included in realized gains. The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced income by $7.0 million, $10.1 million and $2.5 million during 2004, 2003 and 2002, respectively.

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's investments, which were deemed to be temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2003:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 82,585	$ (5,877)	$ -	$ -	$ 82,585	$ (5,877)
Capital Goods	43,154	(1,283)	8,887	(194)	52,041	(1,477)
Communications	242,224	(6,548)	16,271	(830)	258,495	(7,378)
Consumer Cyclical	131,401	(2,725)	13,538	(1,248)	144,939	(3,973)
Consumer Noncyclical	59,880	(634)	4,775	(85)	64,655	(719)
Energy	66,595	(2,256)	7,746	(317)	74,341	(2,573)
Finance	386,695	(11,054)	209,576	(4,608)	596,271	(15,662)
Industrial Other	103,548	(1,880)	49,210	(888)	152,758	(2,768)
Transportation	83,546	(4,451)	84,352	(11,089)	167,898	(15,540)
Utilities	360,785	(10,218)	33,224	(1,885)	394,009	(12,103)

Total Corporate	1,560,413	(46,926)	427,579	(21,144)	1,987,992	(68,070)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,121,105	(25,516)	287,666	(45,726)	1,408,771	(71,242)
Foreign Government & Agency Securities	3,850	(47)	-	-	3,850	(47)
U.S. Treasury & Agency Securities	222,365	(8,105)	9,735	(211)	232,100	(8,316)
Subordinated note from affiliate	79,066	(934)	-	-	79,066	(934)

Total Non-Corporate	1,426,386	(34,602)	297,401	(45,937)	1,723,787	(80,539)

Grand Total	$2,986,799	$ (81,528)	$ 724,980	$ (67,081)	$3,711,779	$ (148,609)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2003 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	22	-	22
Capital Goods	10	4	14
Communications	58	3	61
Consumer Cyclical	21	4	25
Consumer Noncyclical	23	1	24
Energy	20	1	21
Finance	84	31	115
Industrial Other	13	3	16
Transportation	28	36	64
Utilities	72	11	83

Total Corporate	351	94	445

Non-Corporate
Asset Backed and Mortgage Backed Securities	279	100	379
Foreign Government & Agency Securities	7	-	7
U.S. Treasury & Agency Securities	19	3	22
Subordinated note from affiliate	1	-	1

Total Non-Corporate	306	103	409

Grand Total	657	197	854

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2004	2003

Total mortgage loans	$ 1,465,896	$ 972,102

Real estate:
Held-for-sale	628	628
Held for production of income	167,511	83,793
Total real estate	$ 168,139	$ 84,421

Accumulated depreciation on real estate was $19.1 million and $16.3 million at December 31, 2004 and 2003, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $16.5 million and $19.5 million at December 31, 2004 and 2003, respectively, against which there are allowances for losses of $7.6 million and $6.4 million, respectively.

The investment valuation allowances were as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

2003
Mortgage loans	$ 7,098	$ 200	$ (933)	$ 6,365

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2004	2003
Property Type:
Office building	$ 620,273	$ 428,312
Residential	89,831	27,427
Retail	619,021	356,080
Industrial/warehouse	237,020	181,195
Other	75,536	69,874
Valuation allowances	(7,646)	(6,365)
Total	$ 1,634,035	$ 1,056,523

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

	2004	2003
Geographic region:

Arizona	$ 45,753	$ 32,083
California	137,387	77,832
Colorado	33,096	15,015
Connecticut	32,973	34,177
Delaware	15,847	13,025
Florida	116,327	86,922
Georgia	78,360	39,681
Illinois	10,473	2,100
Indiana	16,203	17,962
Kentucky	15,015	7,224
Louisiana	21,531	23,578
Maryland	57,323	42,934
Massachusetts	137,535	135,722
Michigan	8,719	21,614
Minnesota	46,341	6,539
Missouri	32,323	11,250
Nebraska	5,368	5,554
Nevada	8,055	6,980
New Jersey	31,943	21,482
New Mexico	7,633	4,600
New York	232,312	121,069
North Carolina	39,831	30,362
Ohio	93,896	46,478
Oregon	6,391	5,225
Pennsylvania	102,767	85,474
Tennessee	26,714	19,388
Texas	136,237	34,342
Utah	28,528	20,921
Virginia	18,378	17,466
Washington	68,389	59,441
All other	30,033	16,448
Valuation allowances	(7,646)	(6,365)
Total	$ 1,634,035	$ 1,056,523

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

At December 31, 2004, scheduled mortgage loan maturities were as follows:

2005	$ 12,178
2006	15,550
2007	66,391
2008	48,625
2009	47,870
Thereafter	1,275,282
Total	$ 1,465,896

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $54.0 million and $126.8 million at December 31, 2004 and 2003, respectively.

During 2004, 2003 and 2002, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pretax gains of $3.0 million, $24.6 million and $4.5 million for its 2004, 2003 and 2002 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O's	Fairfield I/O's

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2004 were as follows:

	Commercial Mortgages
	Exeter I/O's	Fairfield I/O's
Amortized cost of retained
Interests	$ 897	$ 1,360
Fair value of retained interests	1,031	1,535
Weighted average life in years	6.06-9.56	1.45-4.92

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	1,030	1,534
Fair value of retained interest as a result of a .30% of adverse change	1,030	1,533

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	1,015	1,522
Fair value of retained interest as a result of a 20% of adverse change	1,012	1,518

The outstanding principal amount of the securitized commercial mortgage loans was $18.7 million at December 31, 2004, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2004.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

	Class C	Class D	Class E

Prepayment speed	-	-	-
Weighted average life in years	14.123	14.63	14.84
Expected credit losses	-	-	-
Residual cash flows discount rate	5.65%	5.77%	5.92%
Treasury rate interpolated for average life	4.37%	4.39%	4.40%
Spread over treasuries	1.28%	1.38%	1.52%
Duration in years	20.46	20.55	20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2004 were as follows:

	Commercial Mortgages
	Class C	Class D	Class E
Amortized cost of retained
Interests	$ 10,664	$ 2,404	$ 2,443
Fair value of retained interests	12,122	2,735	2,780
Weighted average life in years	19.68	19.76	19.87

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	12,116	2,733	2,778
Fair value of retained interest as a result of a .30% of adverse change	12,112	2,732	2,777

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	11,662	2,629	2,672
Fair value of retained interest as a result of a 20% of adverse change	11,225	2,528	2,570

The outstanding principal amount of the securitized commercial mortgage loans was $417.8 million at December 31, 2004, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2004.

Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2002 were as follows:

	Class AA	Class A	Class BBB
Prepayment speed	0	0	0
Weighted average life in years	6.532	6.843	8.417
Expected credit losses	-	-	-
Residual cash flows discount rate	6.06%	6.51%	7.56%
Treasury rate interpolated for average life	4.57%	4.60%	4.68%
Spread over treasuries	1.49%	1.91%	2.88%
Duration in years	5.22	5.263	6.013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2004 were as follows:

	Commercial Mortgages
	Class AA	Class A	Class BBB
Amortized cost of retained
Interests	$ 2,370	$ 1,133	$ 1,614
Fair value of retained interests	2,605	1,245	1,777
Weighted average life in years	3.85	4.02	4.88

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	2,604	1,245	1,756
Fair value of retained interest as a result of a .30% of adverse change	2,604	1,245	1,666

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	2,554	1,221	1,739
Fair value of retained interest as a result of a 20% of adverse change	2,504	1,196	1,703

The outstanding principal amount of the securitized commercial mortgage loans was $234.6 million at December 31, 2004, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2004.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts in excess of 100% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheet.

Cash collateral received on securities lending transactions is reflected in other investing assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Non-cash collateral, such as a security received by the Company, is not reflected in our assets in the Consolidated Balance Sheet as we have not repledged or sold the collateral. The fair value of collateral held and included in other invested assets is $735.7 million at December 31, 2004.

Leveraged Leases

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2004	2003
Lease contract receivable	$ 31,803	$ 44,149
Less: non-recourse debt	(1,415)	(10,874)
Net Receivable	30,388	33,275
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(11,928)	(14,790)
Investment in leveraged leases	39,880	39,905
Less: fees	(138)	(162)
Net investment in leveraged leases	$ 39,742	$ 39,743

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The fair value of swap agreements are included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes put options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities. The Company also purchases call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poors indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company utilizes currency forwards to hedge against changes in the exchange rate of U.S. dollars. The Company enters into single or multiple settlement forward contracts based on a spot rate determined at the trade date. Currency forwards are carried at fair value and are included with derivative instruments (positive position) or other liabilities (negative position) in the accompanying balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

The Company issues annuity contracts and GICS that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICS to unrelated third parties. Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative losses are losses on the translation of foreign currency denominated GIC liabilities of $83.3 million, $158.6 million and $115.5 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) consisted of the following for the years ended December 31:
	2004	2003	2002 Restated
Net expense on swap agreements	$ (62,514)	$ (87,721)	$ (74,699)
Change in fair value of swap agreements (interest rate, currency, and equity)	(43,977)	197,506	(159,093)
Change in fair value of options, futures and embedded derivatives	8,072	(312,985)	74,507
Total derivative losses	$ (98,419)	$ (203,200)	$ (159,285)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2004 and 2003, $33.6 million and $59.5 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (CONTINUED)

	2003
	Notional Principal Amounts	Fair Value Asset (Liability)

Interest rate swaps	$ 5,892,626	$ (229,925)
Currency swaps	805,211	238,212
Equity swaps	1,544,152	20,265
S&P 500 index call options	1,668,813	57,573
S&P 500 index put options	1,313,855	65,640

Total	$ 11,224,657	$ 151,765

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31:

	2004	2003	2002 Restated

Fixed maturities	$ 108,603	$ 159,474	$ 38,814
Equity securities	3,375	(1,465)	2,378
Mortgage and other loans	858	25,528	4,648
Real estate	-	3,862	514
Short term investments	-	-	2
Other invested assets	(1,601)	4,800	8,815
Other than temporary declines	(32,494)	(62,834)	(95,714)
Sales of impaired assets	17,333	4,720	1,577

Total	$ 96,074	$ 134,085	$ (38,966)

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2004	2003	2002 Restated

Fixed maturities	$ 1,030,973	$ 1,114,949	$ 1,080,965
Equity securities	-	-	484
Mortgage and other loans	83,986	76,259	75,024
Real estate	11,615	6,952	7,855
Policy loans	42,821	43,335	39,269
Other	(19,715)	(20,364)	(4,848)
Gross investment income	1,149,680	1,221,131	1,198,749
Less: Investment expenses	15,423	12,381	13,539
Net investment income	$ 1,134,257	$ 1,208,750	$ 1,185,210

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2004		2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 552,949	$ 552,949	$ 558,185	$ 558,185
Fixed maturities	18,784,015	18,873,147	18,986,033	19,085,102
Equity Securities	1,006	1,006	1,452	1,452
Short-term investments	23,957	23,957	24,662	24,662
Mortgages	1,465,896	1,546,834	972,102	1,059,145
Derivatives instruments - receivables	566,401	566,401	403,437	403,437
Policy loans	696,305	696,305	692,887	692,887
Separate accounts	19,120,381	19,120,381	17,509,294	17,509,294

Financial liabilities:
Policy Liabilities	18,846,238	17,677,082	18,329,570	17,565,100
Derivative instruments - payables	228,774	228,774	248,272	248,272
Long-term debt	33,500	33,500	40,500	32,953
Long-term debt to affiliates	1,025,000	1,100,501	1,025,000	1,123,194
Partnership Capital Securities	607,826	689,132	607,826	699,069
Separate accounts	19,120,381	19,120,381	17,509,294	17,509,294

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: Fair value of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. A brief discussion of the Company's reinsurance agreements by segment (see Note 14) follows.

Wealth Management Segment

The Wealth Management Segment currently does not offer traditional life insurance products; however, it manages a closed block of single premium whole life insurance policies ("SPWL"), a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion as of December 31, 2004 and 2003, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company. By reinsuring the SPWL product, the Company reduced net investment income by $91.2 million and interest credited by $79.6 million for the twelve-month period ended December 31, 2004. In addition, the Company also increased net investment income by $13.6 million relating to an experience rating refund under the reinsurance agreement. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $28.7 million and $23.4 million for the years ended 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2004	2003	2002 - Restated

Insurance premiums:
Direct	$ 62,939	$ 67,959	$ 52,691
Assumed	-	-	509
Ceded	4,119	7,441	9,626
Net premiums	$ 58,820	$ 60,518	$ 43,574

Insurance and other individual policy benefits and Claims:
Direct	$ 170,381	$ 230,384	$ 225,287
Assumed	-	-	-
Ceded	29,004	29,136	4,125
Net policy benefits and claims	$ 141,377	$ 201,248	$ 221,162

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS

Through December 31, 2001, the Company was a participant in two non-contributory defined benefit pension plans for employees sponsored by SLOC. Consistent with the transfer of all employees to the Company on January 1, 2002, the plans sponsorship for the employee retirement plan and the agent pension plan was transferred to the Company. Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2004	2003
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 191,689	$ 159,650
Service cost	9,873	8,954
Interest cost	12,118	10,494
Actuarial loss (gain)	7,039	16,876
Benefits paid	(5,280)	(5,333)
Plan amendments	-	-
Acquisitions	-	1,048
Projected benefit obligation at end of year	$ 215,439	$ 191,689

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 205,737	$ 179,470
Other	(1,050)	(888)
Actual return on plan assets	34,144	32,059
Benefits paid	(5,280)	(5,333)
Acquisitions	-	429
Fair value of plan assets at end of year	$ 233,551	$ 205,737
Information on the funded status of the plan:
Funded status	$ 18,112	$ 14,048
Unrecognized net actuarial loss	19,339	34,480
Unrecognized transition obligation	(13,443)	(16,494)
Unrecognized prior service cost	7,421	8,276
4th quarter contribution	(1,250)	(1,050)
Prepaid benefit cost	$ 30,179	$ 39,260

The accumulated benefit obligation at the end of 2004 and 2003 was $188.9 million and $169.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

The funded status of the employee retirement plan was as follows:

	2004	2003

Plan assets	$ 195,332	$ 171,978
Projected benefit obligations	(206,748)	(183,227)
Funded status	$ (11,416)	$ (11,249)

Accumulated benefit obligation	$ 180,201	$ 160,227

The following table sets forth the components of the net periodic pension cost for the year ended December 31:

	2004	2003	2002

Components of net periodic benefit cost:
Service cost	$ 9,873	$ 8,954	$ 8,437
Interest cost	12,118	10,494	10,674
Expected return on plan assets	(17,704)	(14,358)	(18,395)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	216
Recognized net actuarial loss	3,140	4,215	120
Net periodic benefit cost (benefit)	$ 5,231	$ 7,109	$ (1,999)
The Company's share of net periodic benefit cost	$ 4,272	$ 5,522	$ 3,834

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2004	2003
Discount rate	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%

The assumed weighted average discount rate was 6.75% for the year ended December 31, 2002. The expected return on plan assets was 8.75% and the assumed rate of compensation increase was 4.5% for 2002.

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2004	2003	2002
Discount rate	6.1%	6.75%	7.00%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.5%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2004 and 2003 measurement, and the target allocation for 2005, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2005	2004	2003
Equity Securities	50%	61%	55%
Debt Securities	35%	27%	26%
Commercial Mortgages	15%	10%	15%
Other	0%	2%	4%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million and $3.0 million at December 31, 2004 and 2003, respectively.

Cash Flow

Due to the over funded status of the defined benefit plan, the Company will not be making contributions to the plan in 2005.

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

The amount of the 2004 employer contributions under plan sponsorship for the Company and its affiliates was $4.5 million. Amounts are allocated to affiliates based on employees' contributions. The Company's portion of the expense was $2.8 million, $0.9 million and $1.0 million for the years ended December 31, 2004, 2003 and 2002, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

Other Post-Retirement Benefit Plans

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Consistent with the transfer of all employees to the Company on January 1, 2002, the plan's sponsorship was transferred to the Company. Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2004	2003
Benefit obligation at beginning of year	$ 51,278	$ 35,981
Service cost	1,233	872
Interest cost	2,957	2,369
Actuarial (gain) loss	(4,583)	14,330
Benefits paid	(2,432)	(2,368)
Plan Amendments	-	-
Acquisitions	-	94
Benefit obligation at end of year	$ 48,453	$ 51,278

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,432	2,368
Benefits paid	(2,432)	(2,368)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (48,453)	$ (51,278)
Unrecognized net actuarial loss	19,556	25,523
4th quarter contribution	628	639
Unrecognized prior service cost	(2,657)	(2,898)
Accrued benefit cost	$ (30,926)	$ (28,014)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31:

	2004	2003

Components of net periodic benefit cost
Service cost	$ 1,233	$ 872
Interest cost	2,957	2,369
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,384	832
Net periodic benefit cost	$ 5,333	$ 3,832

The Company's share of net periodic benefit cost	$ 4,180	$ 2,917

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2004	2003
Discount Rate	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%

Weighted average assumptions used to determine net cost for year-end December 31, 2004 and December 31, 2003 were as follows:
	Other Benefits
	2004	2003
Discount rate	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2004, the Company assumed an 11% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2005 and assumed to decrease gradually to 5.00% for 2010 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$6,032	($4,997)
Effect on total of service and interest cost	776	(648)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2004. SLUS filed a consolidated federal income tax return with SLC - U.S. Ops Holdings for the year ended December 31, 2003. Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

		Restated
	2004	2003	2002
Federal income tax expense (benefit):
Current	$ (5,331)	$ (29,240)	$ (80,155)
Deferred	76,683	56,606	20,706

Total	$ 71,352	$ 27,366	$ (59,449)

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows:

		Restated
	2004	2003	2002

Expected federal income tax expense (benefit)	$ 107,446	$ 44,251	$ (34,994)
Low income housing credit	(6,021)	(6,026)	(6,138)
Non-taxable investment income	-	-	(1,622)
Separate account dividend received deduction	(10,500)	(5,600)	(4,200)
Prior year settlements and other items	(19,573)	(5,259)	(12,495)

Federal income tax expense (benefit)	$ 71,352	$ 27,366	$ (59,449)

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2004	2003
Deferred tax assets:
Actuarial liabilities	$ 391,780	$ 283,479
Net operating loss	4,444	51,355
Other	(8,340)	(1,912)
Total deferred tax assets	387,884	332,922

Deferred tax liabilities:
Deferred policy acquisition costs	(185,715)	(107,075)
Investments, net	(266,779)	(244,744)
Total deferred tax liabilities	(452,494)	(351,819)

Net deferred tax liability	$ (64,610)	$ (18,897)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company had no net income tax payments for 2004 and the Company received income tax refunds of $17.1 million in 2003. SLUS received refunds of $14.9 million in 2002 and Keyport made income tax payments of $9.9 million in 2002. At December 31, 2004, the Company had $12.7 million of net operating loss carry forwards available. These amounts were incurred in 2001, 2002 and 2003 and will expire, if unused, beginning in 2016 and ending in 2018.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. SLUS is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2004	2003

Balance at January 1	$ 31,337	$ 24,294
Less reinsurance recoverable	(9,146)	(6,621)
Net balance at January 1	22,191	17,673
Incurred related to:
Current year	20,889	14,711
Prior years	910	(69)
Total incurred	21,799	14,642
Paid losses related to:
Current year	(12,009)	(5,867)
Prior years	(5,791)	(4,258)
Total paid	(17,800)	(10,125)

Balance at December 31	32,571	31,337
Less reinsurance recoverable	(6,381)	(9,146)

Net balance at December 31	$ 26,190	$ 22,191

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

12. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2004	2003
Balance at January 1	$ 889,601	$ 795,648
Acquisition costs deferred	346,764	263,762
Amortized to expense during the year	(48,562)	(90,608)
Adjustment for unrealized investment gains (losses) during the year	(40,622)	(79,201)
Balance at December 31	$ 1,147,181	$ 889,601

13. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2004	2003
Balance at January 1	$ 22,391	$ 57,692
Amortized to expense during the year	(4,819)	(7,790)
Adjustment for unrealized investment gains (losses) during the year	6,558	(27,511)
Balance at December 31	$ 24,130	$ 22,391

14. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, GICS, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.

Net investment income is allocated based on segmented assets by line of business. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management Segment markets and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection Segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

14. SEGMENT INFORMATION (CONTINUED)

The Group Protection Segment markets and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Pretax Income	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$ 1,561,629	$ 46,687,543

	Year ended December 31, 2003

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Pretax Income (Loss)	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

	Year ended December 31, 2002 (Restated)

Total Revenues	$ 1,273,384	$ 62,030	$ 20,181	$ 65,629	$ 1,421,224
Total Expenditures	1,406,024	61,445	15,630	38,106	1,521,205
Pretax Income (Loss)	(132,640)	585	4,551	27,523	(99,981)

Net Income (Loss)	(84,004)	464	3,195	38,548	(41,797)

Total Assets	$ 36,551,209	$ 2,705,917	$ 34,946	$ 553,904	$ 39,845,976

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

15. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income (loss) were as follows:

	Unaudited for the Years ended December 31,
	2004	2003	2002 Restated

Statutory surplus and capital	$ 1,822,812	$ 1,685,356	$ 1,335,391
Statutory net income (loss)	249,010	224,284	(286,911)

16. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends are subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. In 2004, the Company's Board of Directors approved and the Company paid $150.0 million of cash dividends to its parent, SLC (U.S.) Holdings. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's parent and became a consolidated subsidiary of SLC (U.S.) Holdings. The Company did not pay any dividends in 2003 or 2002.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2004, 2003 or 2002.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve (12) month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2004, 2003 or 2002.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

17. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2004	2003
Unrealized gains (losses) on available-for-sale securities	$ 485,553	$ 520,173
DAC amortization	(172,945)	(132,323)
VOBA amortization	(48,208)	(54,766)
Tax effect	(83,762)	(105,403)
Accumulated Other Comprehensive Income	$ 180,638	$ 227,681

18. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be partially recovered through a reduction in future premium taxes in some states.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws. On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts. The Company responded to this request and an additional related request. On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects. The Company is cooperating with the SEC in these matters.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors, and recordkeeping requirements.

As part of an industry wide investigation, state regulators are investigating certain compensation arrangements and other business practices between insurance companies and brokers. The Company and certain of its affiliates have received requests for information from state regulators and are cooperating with respect to these matters.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2004, 2003 and 2002

18. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2004, minimum future lease payments under such leases were as follows:

2005	$ 6,082
2006	6,059
2007	4,924
2008	1,463
2009	358
Thereafter	41
Total	$ 18,927

Total rental expense for the years ended December 31, 2004, 2003 and 2002 was $16.3 million, $23.6 million and $13.8 million, respectively.

The Company has two noncancelable sublease agreements that expire on December 31, 2007 and March 31, 2008. As of December 31, 2004, the minimum future lease payments under the two sublease agreements were as follows:

2005	$ 683
2006	996
2007	996
2008	249
2009	-
Thereafter	-
Total	$ 2,924

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, on December 31, 2003, Sun Life Assurance Company of Canada (U.S.) merged with Keyport Life Insurance Company. The companies became affiliates on November 1, 2001 as a result of the acquisition of Keyport Life Insurance Company by Sun Life Assurance Company of Canada (U.S.)'s ultimate parent. The merger of Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company was accounted for under Statement of Financial Accounting Standards No. 141, "Business Combinations" for transfers of assets among affiliates. Accordingly, the financial statements for all periods prior to December 31, 2003 have been restated to give effect to the merger as of November 1, 2001.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 18, 2005

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of Franklin Templeton VIP Mutual Shares Securities Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP International Securities Sub-Account, Franklin Templeton VIP Value Securities Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Asset Allocation S Class Sub-Account, MFS/Sun Life Global Asset Allocation Series Sub-Account, MFS/Sun Life Global Government S Class Sub-Account, MFS/Sun Life Global Government Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Telecommunications S Class Sub-Account, MFS/Sun Life Global Telecommunications Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Managed Sectors S Class Sub-Account, MFS/Sun Life Managed Sectors Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main St. Growth & Income Sub-Account, Oppenheimer Main St. Small Cap Growth Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Bond Portfolio Sub-Account, PIMCO VIT Total Return Bond Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, and Sun Capital Real Estate Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts") as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2004 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 28, 2005

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004
Assets:
Investment in	Shares	Cost	Value
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	948,245	$14,007,277	$15,778,800
Templeton Growth Securities Fund Class 2 (FTG)	220,020	2,595,223	2,822,852
Templeton International Securities Fund (FTI)	8,388,139	104,509,956	120,369,789
Franklin Value Securities Fund (FVS)	824,213	10,521,962	12,898,931
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	291,256	3,667,255	4,063,023
Growth & Income Portfolio (LA1)	4,901,072	120,144,382	133,211,136
Growth Opportunities Portfolio (LA9)	1,009,688	12,128,298	13,428,850
Mid-Cap Value (LA2)	1,954,265	35,458,403	40,629,170
MFS/Sun Life Series Trust
Bond S Class (MF7)	6,035,069	71,481,330	72,843,287
Bond Series (BDS)	13,306,627	154,162,957	161,675,515
Capital Appreciation S Class (MFD)	1,725,450	28,263,706	32,973,353
Capital Appreciation Series (CAS)	29,383,481	688,691,729	565,632,007
Capital Opportunities S Class (CO1)	1,259,533	14,420,735	16,688,816
Capital Opportunities Series (COS)	18,460,605	329,982,861	245,526,054
Emerging Growth S Class (MFF)	1,180,281	15,298,999	18,306,166
Emerging Growth Series (EGS)	23,984,234	537,653,419	375,353,258
Emerging Markets Equity S Class (EM1)	392,102	4,611,429	6,301,071
Emerging Markets Equity Series (EME)	3,533,017	38,972,170	57,093,561
Global Asset Allocation S Class (GA1)
Global Asset Allocation Series (GAA)
Global Governments S Class (GG1)	390,975	4,614,232	4,820,718
Global Governments Series (GGS)	4,555,353	52,051,172	56,486,376
Global Growth S Class (GG2)	632,389	5,934,125	7,740,442
Global Growth Series (GGR)	13,427,370	154,188,611	165,290,928
Global Telecommunications S Class (GT1)
Global Telecommunications Series (GTS)
Global Total Return S Class (GT2)	794,942	11,166,938	14,165,859
Global Total Return Series (GTR)	8,965,175	127,443,608	160,566,280
Government Securities S Class (MFK)	12,906,032	171,340,675	169,069,016
Government Securities Series (GSS)	30,909,124	412,464,270	406,764,069
High Yield S Class (MFC)	12,646,557	87,180,589	92,066,936
High Yield Series (HYS)	36,624,681	249,139,420	268,092,666
International Growth S Class (IG1)	1,301,368	12,408,436	17,568,472
International Growth Series (IGS)	8,796,858	93,114,953	119,197,428
International Investors Trust S Class (MI1)	430,512	4,906,433	6,685,849
International Investors Trust Series (MII)	5,275,808	63,181,797	82,197,085
Managed Sectors S Class (MS1)	167,162	2,483,331	2,927,004
Managed Sectors Series (MSS)	7,335,666	197,530,794	129,474,505
Massachusetts Investors Growth Stock S Class (M1B)	8,096,997	67,052,011	75,706,919
Massachusetts Investors Growth Stock Series (MIS)	45,851,390	557,791,644	431,920,095
Massachusetts Investors Trust S Class (MFL)	2,669,362	63,520,164	75,089,144
Massachusetts Investors Trust Series (MIT)	35,156,835	1,146,454,838	993,883,713
Mid Cap Growth S Class (MC1)	7,651,709	36,060,040	44,073,841
Mid Cap Growth Series (MCS)	14,454,806	69,692,367	83,837,871
Mid Cap Value S Class (MCV)	1,930,416	19,509,179	23,975,762
Money Market S Class (MM1)	84,035,443	84,035,443	84,035,443
Money Market Series (MMS)	228,708,252	228,708,252	228,708,252
New Discovery S Class (M1A)	4,005,438	47,253,864	54,153,528
New Discovery Series (NWD)	12,047,414	158,583,462	164,326,729
Research S Class (RE1)	1,577,968	21,045,991	24,900,330
Research Series (RES)	26,211,707	515,718,756	416,241,901

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004 - continued
Investment in
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Research Growth and Income S Class (RG1)	692,812	$7,895,227	$9,872,571
Research Growth and Income Series (RGS)	5,616,974	70,809,951	80,435,062
Research International S Class (RI1)	4,150,566	48,436,469	59,726,643
Research International Series (RIS)	5,886,182	67,647,141	85,231,922
Strategic Growth S Class (SG1)	5,312,684	36,422,703	40,429,525
Strategic Growth Series (SGS)	5,869,182	44,698,453	45,016,626
Strategic Income S Class (SI1)	2,117,687	22,257,325	24,035,746
Strategic Income Series (SIS)	5,666,316	58,787,208	64,709,325
Strategic Value S Class (SVS)	994,400	9,257,168	11,455,484
Technology S Class (TE1)	875,521	3,247,616	3,633,413
Technology Series (TEC)	5,494,263	22,996,609	23,075,906
Total Return S Class (MFJ)	22,297,195	390,689,807	433,234,490
Total Return Series (TRS)	72,570,816	1,306,313,901	1,418,759,461
Utilities S Class (MFE)	1,561,341	17,651,966	24,247,634
Utilities Series (UTS)	18,285,190	284,857,802	285,431,810
Value S Class (MV1)	7,627,606	97,042,838	117,693,959
Value Series (MVS)	21,423,454	272,526,710	332,277,776
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	838,725	27,968,990	30,806,364
Global Securities Fund (OGG)	214,862	5,556,214	6,301,890
Main St. Growth and Income Fund (OMG)	5,545,866	106,743,670	114,799,418
Main St. Small Cap Growth Fund (OMS)	511,590	6,813,873	8,170,089
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	119,899	1,555,129	1,583,863
Low Duration Portfolio (PLD)	11,520,807	118,764,076	118,664,313
Real Return Bond Portfolio (PRR)	1,808,611	22,807,652	23,367,250
Total Return Bond Portfolio (PTR)	4,697,793	48,899,715	49,373,800
Sun Capital Advisers Trust
All Cap S Class (SSA)	87,332	1,088,463	1,110,866
Investment Grade Bond S Class (IGB)	68,319	684,293	694,126
Real Estate Fund S Class (SRE)	1,045,558	17,505,246	20,994,799
Real Estate Fund (SC3)	965,006	13,993,577	18,344,757
		$9,985,067,278	$9,753,041,688
Liability:
Payable to Sponsor			(3,995,902)
Net Assets			$9,749,045,786

Net Assets Applicable to Contract Owners:	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS Consolidated Regatta Contracts:
Franklin Templeton Variable Insurance Products Trust
FMS	1,146,446	$15,763,002	$15,513	$15,778,515
FTG	185,270	2,822,852		2,822,852
FTI	8,240,520	120,331,036	38,540	120,369,576
FVS	784,791	12,881,995	16,588	12,898,583
Lord Abbett Series Fund, Inc.
LAV	344,432	4,063,023		4,063,023
LA1	8,986,821	133,093,840	117,838	133,211,678
LA9	1,203,674	13,428,325	522	13,428,847
LA2	2,592,930	40,602,342	26,557	40,628,899

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004 - continued
	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS/Sun Life Series Trust
MF7	6,078,648	$72,831,418	$11,373	$72,842,791
BDS	11,381,676	161,190,155	372,009	161,562,164
MFD	3,522,979	32,957,457	14,441	32,971,898
CAS	41,868,827	561,978,547	2,976,564	564,955,111
CO1	1,675,705	16,641,592	45,272	16,686,864
COS	26,220,995	245,263,262	199,706	245,462,968
MFF	1,863,783	18,305,802		18,305,802
EGS	37,868,174	374,457,391	756,918	375,214,309
EM1	340,870	6,301,071		6,301,071
EME	3,707,620	56,820,532	208,985	57,029,517
GA1
GAA
GG1	340,389	4,807,210	12,944	4,820,154
GGS	3,280,149	56,306,287	154,620	56,460,907
GG2	614,351	7,725,273	14,857	7,740,130
GGR	9,885,010	164,531,833	716,545	165,248,378
GT1
GTS
GT2	1,049,400	14,150,110	15,443	14,165,553
GTR	8,363,603	159,449,979	847,511	160,297,490
MFK	15,785,190	168,845,580	223,858	169,069,438
GSS	26,991,543	405,481,815	1,251,386	406,733,201
MFC	7,034,638	91,976,250	90,416	92,066,666
HYS	17,473,238	267,112,458	683,520	267,795,978
IG1	1,328,474	17,567,913		17,567,913
IGS	9,969,224	118,871,107	293,935	119,165,042
MI1	464,476	6,685,849		6,685,849
MII	5,206,659	81,996,204	154,273	82,150,477
MS1	319,540	2,927,004		2,927,004
MSS	10,357,284	128,924,327	480,102	129,404,429
M1B	7,277,585	75,696,225	10,486	75,706,711
MIS	52,900,145	431,474,549	426,073	431,900,622
MFL	7,171,814	75,056,109	31,282	75,087,391
MIT	71,195,865	990,559,052	3,087,013	993,646,065
MC1	4,467,480	44,062,740	10,203	44,072,943
MCS	14,935,080	83,552,689	272,398	83,825,087
MCV	1,649,863	23,974,588	1,152	23,975,740
MM1	8,633,307	83,877,610	160,823	84,038,433
MMS	19,134,186	226,786,685	1,474,131	228,260,816
M1A	4,707,914	54,115,614	36,062	54,151,676
NWD	15,598,558	163,961,580	352,420	164,314,000
RE1	2,212,955	24,888,311	11,517	24,899,828
RES	28,414,936	414,615,802	1,404,378	416,020,180
RG1	905,199	9,872,571		9,872,571
RGS	7,171,116	80,308,816	128,332	80,437,148
RI1	4,045,282	59,726,643		59,726,643
RIS	7,228,881	85,150,659	113,535	85,264,194
SG1	3,351,218	40,427,565	1,925	40,429,490
SGS	7,207,008	44,955,892	53,690	45,009,582
SI1	1,930,592	24,012,075	23,013	24,035,088
SIS	4,922,159	64,582,890	123,727	64,706,617

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004 - continued
	Applicable to Owners of			Reserve for
	Deferred Variable Annuity Contracts			Variable
	Units	Value		Annuities	Total
MFS/Sun Life Series Trust - continued
SVS	847,507	$11,455,484	$		$11,455,484
TE1	482,254	3,633,413			3,633,413
TEC	6,675,608	23,055,951		18,661	23,074,612
MFJ	35,062,662	432,901,724		331,998	433,233,722
TRS	70,122,337	1,411,671,352		6,023,709	1,417,695,061
MFE	1,823,681	24,223,745		22,912	24,246,657
UTS	18,353,815	284,695,344		634,687	285,330,031
MV1	9,411,407	117,658,293		34,494	117,692,787
MVS	22,855,509	331,623,902		636,141	332,260,043
Oppenheimer Variable Account Fund
OCA	2,178,624	30,789,404		16,654	30,806,058
OGG	514,788	6,301,890			6,301,890
OMG	8,686,835	114,767,059		32,129	114,799,188
OMS	489,698	8,170,089			8,170,089
PIMCO Variable Insurance Trust
PMB	96,856	1,583,863			1,583,863
PLD	11,851,375	118,509,772		153,808	118,663,580
PRR	1,942,972	23,367,250			23,367,250
PTR	4,491,441	49,311,369		62,434	49,373,803
Sun Capital Advisers Trust
SSA	99,939	1,110,866			1,110,866
IGB	67,201	694,126			694,126
SRE	1,693,151	20,993,992		803	20,994,795
SC3	1,046,871	18,334,171		10,395	18,344,566
Net Assets		$9,723,604,565		$25,441,221	$9,749,045,786

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004
	FMS	FTG	FTI	FVS
	Sub-Account	Sub-Account (d)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$82,496	$9,436	$658,303	$16,063
Mortality and expense risk charges	(176,799)	(14,619)	(1,119,569)	(146,844)
Distribution and administrative expense charges	(21,216)	(1,754)	(134,348)	(17,621)
Net investment income (loss)	$(115,519)	$(6,937)	$(595,614)	$(148,402)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$216,113	$(13,169)	$537,333	$478,861
Realized gain distributions
Net realized gains (losses)	$216,113	$(13,169)	$537,333	$478,861

Net unrealized appreciation (depreciation) on investments:
End of year	$1,771,523	$227,629	$15,859,833	$2,376,969
Beginning of year	589,916		2,246,973	758,264
Change in unrealized appreciation (depreciation)	$1,181,607	$227,629	$13,612,860	$1,618,705

Realized and unrealized gains (losses)	$1,397,720	$214,460	$14,150,193	$2,097,566
Increase (Decrease) in net assets from operations	$1,282,201	$207,523	$13,554,579	$1,949,164

	LAV	LA1	LA9	LA2
	Sub-Account (d)	Sub-Account	Sub-Account (d)	Sub-Account
Income and Expenses:
Dividend income	$13,639	$1,026,988	$	$105,183
Mortality and expense risk charges	(31,009)	(1,344,927)	(93,864)	(344,114)
Distribution and administrative expense charges	(3,721)	(161,391)	(11,264)	(41,294)
Net investment income (loss)	$(21,091)	$(479,330)	$(105,128)	$(280,225)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$12,012	$510,280	$(13,046)	$371,874
Realized gain distributions	679	1,043,947	3,213	535,815
Net realized gains (losses)	$12,691	$1,554,227	$(9,833)	$907,689

Net unrealized appreciation (depreciation) on investments:
End of year	$395,768	$13,066,754	$1,300,552	$5,170,767
Beginning of year		2,920,119		623,897
Change in unrealized appreciation (depreciation)	$395,768	$10,146,635	$1,300,552	$4,546,870

Realized and unrealized gains (losses)	$408,459	$11,700,862	$1,290,719	$5,454,559
Increase (Decrease) in net assets from operations	$387,368	$11,221,532	$1,185,591	$5,174,334

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	MF7	BDS	MFD	CAS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,174,204	$10,814,862	$	$366,842
Mortality and expense risk charges	(1,051,267)	(2,233,827)	(422,879)	(7,159,239)
Distribution and administrative expense charges	(126,152)	(268,059)	(50,745)	(859,109)
Net investment income (loss)	$2,996,785	$8,312,976	$(473,624)	$(7,651,506)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$676,541	$4,455,261	$(205,651)	$(165,666,238)
Realized gain distributions	1,030,941	2,593,964
Net realized gains (losses)	$1,707,482	$7,049,225	$(205,651)	$(165,666,238)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,361,957	$7,512,558	$4,709,647	$(123,059,722)
Beginning of year	3,204,169	15,100,388	1,311,808	(346,698,872)
Change in unrealized appreciation (depreciation)	$(1,842,212)	$(7,587,830)	$3,397,839	$223,639,150

Realized and unrealized gains (losses)	$(134,730)	$(538,605)	$3,192,188	$57,972,912
Increase (Decrease) in net assets from operations	$2,862,055	$7,774,371	$2,718,564	$50,321,406

	CO1	COS	MFF	EGS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$43,809	$1,223,841	$	$
Mortality and expense risk charges	(210,141)	(3,214,363)	(225,586)	(4,811,340)
Distribution and administrative expense charges	(25,217)	(385,724)	(27,070)	(577,361)
Net investment income (loss)	$(191,549)	$(2,376,246)	$(252,656)	$(5,388,701)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$6,214	$(46,955,978)	$19,709	$(100,774,380)
Realized gain distributions
Net realized gains (losses)	$6,214	$(46,955,978)	$19,709	$(100,774,380)

Net unrealized appreciation (depreciation) on investments:
End of year	$2,268,081	$(84,456,807)	$3,007,167	$(162,300,161)
Beginning of year	494,553	(159,371,392)	962,305	(308,649,618)
Change in unrealized appreciation (depreciation)	$1,773,528	$74,914,585	$2,044,862	$146,349,457

Realized and unrealized gains (losses)	$1,779,742	$27,958,607	$2,064,571	$45,575,077
Increase (Decrease) in net assets from operations	$1,588,193	$25,582,361	$1,811,915	$40,186,376

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	EM1	EME	GG1	GGS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$45,894	$500,817	$606,337	$7,144,688
Mortality and expense risk charges	(76,147)	(626,411)	(66,618)	(716,192)
Distribution and administrative expense charges	(9,138)	(75,169)	(7,994)	(85,943)
Net investment income (loss)	$(39,391)	$(200,763)	$531,725	$6,342,553

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$623,182	$3,653,013	$81,264	$1,794,247
Realized gain distributions
Net realized gains (losses)	$623,182	$3,653,013	$81,264	$1,794,247

Net unrealized appreciation (depreciation) on investments:
End of year	$1,689,642	$18,121,391	$206,486	$4,435,204
Beginning of year	1,006,029	10,181,499	461,829	8,185,147
Change in unrealized appreciation (depreciation)	$683,613	$7,939,892	$(255,343)	$(3,749,943)

Realized and unrealized gains (losses)	$1,306,795	$11,592,905	$(174,079)	$(1,955,696)
Increase (Decrease) in net assets from operations	$1,267,404	$11,392,142	$357,646	$4,386,857

	GG2	GGR	GT2	GTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$22,454	$775,660	$289,100	$3,745,040
Mortality and expense risk charges	(103,202)	(2,063,313)	(166,539)	(1,880,353)
Distribution and administrative expense charges	(12,384)	(247,598)	(19,985)	(225,642)
Net investment income (loss)	$(93,132)	$(1,535,251)	$102,576	$1,639,045

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$197,035	$(28,027,686)	$282,715	$1,416,394
Realized gain distributions
Net realized gains (losses)	$197,035	$(28,027,686)	$282,715	$1,416,394

Net unrealized appreciation (depreciation) on investments:
End of year	$1,806,317	$11,102,317	$2,998,921	$33,122,672
Beginning of year	1,006,552	(39,313,333)	1,553,819	14,411,024
Change in unrealized appreciation (depreciation)	$799,765	$50,415,650	$1,445,102	$18,711,648

Realized and unrealized gains (losses)	$996,800	$22,387,964	$1,727,817	$20,128,042
Increase (Decrease) in net assets from operations	$903,668	$20,852,713	$1,830,393	$21,767,087

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	MFK	GSS	MFC	HYS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$7,922,563	$25,483,933	$5,129,955	$21,347,595
Mortality and expense risk charges	(2,331,379)	(5,718,745)	(1,168,272)	(3,477,142)
Distribution and administrative expense charges	(279,766)	(686,249)	(140,193)	(417,257)
Net investment income (loss)	$5,311,418	$19,078,939	$3,821,490	$17,453,196

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(586,530)	$1,545,702	$1,891,470	$(5,872,320)
Realized gain distributions
Net realized gains (losses)	$(586,530)	$1,545,702	$1,891,470	$(5,872,320)

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,271,659)	$(5,700,201)	$4,886,347	$18,953,246
Beginning of year	(344,582)	4,875,265	5,350,974	10,364,724
Change in unrealized appreciation (depreciation)	$(1,927,077)	$(10,575,466)	$(464,627)	$8,588,522

Realized and unrealized gains (losses)	$(2,513,607)	$(9,029,764)	$1,426,843	$2,716,202
Increase (Decrease) in net assets from operations	$2,797,811	$10,049,175	$5,248,333	$20,169,398

	IG1	IGS	MI1	MII
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$59,373	$602,171	$36,941	$486,801
Mortality and expense risk charges	(211,637)	(1,393,154)	(76,006)	(841,596)
Distribution and administrative expense charges	(25,396)	(167,178)	(9,121)	(100,992)
Net investment income (loss)	$(177,660)	$(958,161)	$(48,186)	$(455,787)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$715,708	$(141,492)	$460,587	$325,828
Realized gain distributions
Net realized gains (losses)	$715,708	$(141,492)	$460,587	$325,828

Net unrealized appreciation (depreciation) on investments:
End of year	$5,160,036	$26,082,475	$1,779,416	$19,015,288
Beginning of year	3,184,500	7,267,193	912,971	2,653,248
Change in unrealized appreciation (depreciation)	$1,975,536	$18,815,282	$866,445	$16,362,040

Realized and unrealized gains (losses)	$2,691,244	$18,673,790	$1,327,032	$16,687,868
Increase (Decrease) in net assets from operations	$2,513,584	$17,715,629	$1,278,846	$16,232,081

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	MS1	MSS	M1B	MIS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$57,900	$	$295,176
Mortality and expense risk charges	(39,048)	(1,684,715)	(1,012,893)	(5,629,601)
Distribution and administrative expense charges	(4,686)	(202,166)	(121,547)	(675,552)
Net investment income (loss)	$(43,734)	$(1,828,981)	$(1,134,440)	$(6,009,977)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,317)	$(45,397,518)	$(52,751)	$(63,483,654)
Realized gain distributions
Net realized gains (losses)	$(2,317)	$(45,397,518)	$(52,751)	$(63,483,654)

Net unrealized appreciation (depreciation) on investments:
End of year	$443,673	$(68,056,289)	$8,654,908	$(125,871,549)
Beginning of year	264,740	(121,461,292)	2,369,813	(227,431,510)
Change in unrealized appreciation (depreciation)	$178,933	$53,405,003	$6,285,095	$101,559,961

Realized and unrealized gains (losses)	$176,616	$8,007,485	$6,232,344	$38,076,307
Increase (Decrease) in net assets from operations	$132,882	$6,178,504	$5,097,904	$32,066,330

	MFL	MIT	MC1	MCS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$590,521	$10,234,466	$	$
Mortality and expense risk charges	(975,915)	(12,618,262)	(602,530)	(1,054,579)
Distribution and administrative expense charges	(117,110)	(1,514,191)	(72,304)	(126,549)
Net investment income (loss)	$(502,504)	$(3,897,987)	$(674,834)	$(1,181,128)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(56,806)	$(71,452,034)	$101,715	$(5,025,767)
Realized gain distributions
Net realized gains (losses)	$(56,806)	$(71,452,034)	$101,715	$(5,025,767)

Net unrealized appreciation (depreciation) on investments:
End of year	$11,568,980	$(152,571,125)	$8,013,801	$14,145,504
Beginning of year	4,278,417	(323,249,011)	2,811,052	(1,369,124)
Change in unrealized appreciation (depreciation)	$7,290,563	$170,677,886	$5,202,749	$15,514,628

Realized and unrealized gains (losses)	$7,233,757	$99,225,852	$5,304,464	$10,488,861
Increase (Decrease) in net assets from operations	$6,731,253	$95,327,865	$4,629,630	$9,307,733

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	MCV	MM1		MMS		M1A
	Sub-Account	Sub-Account		Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$770		$509,273		$2,237,312	$
Mortality and expense risk charges	(317,080)		(1,264,118)		(3,568,062)	(571,089)
Distribution and administrative expense charges	(38,050)		(151,694)		(428,167)	(68,531)
Net investment income (loss)	$(354,360)		$(906,539)		$(1,758,917)	$(639,620)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$959,515	$		$		$119,535
Realized gain distributions	448,397
Net realized gains (losses)	$1,407,912	$		$		$119,535

Net unrealized appreciation (depreciation) on investments:
End of year	$4,466,583	$		$		$6,899,664
Beginning of year	1,823,729					3,102,813
Change in unrealized appreciation (depreciation)	$2,642,854	$		$		$3,796,851

Realized and unrealized gains (losses)	$4,050,766	$		$		$3,916,386
Increase (Decrease) in net assets from operations	$3,696,406		$(906,539)		$(1,758,917)	$3,276,766

	NWD	RE1	RES	RG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$153,961	$3,896,572	$42,921
Mortality and expense risk charges	(2,162,055)	(289,203)	(5,273,302)	(124,224)
Distribution and administrative expense charges	(259,447)	(34,704)	(632,796)	(14,907)
Net investment income (loss)	$(2,421,502)	$(169,946)	$(2,009,526)	$(96,210)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(8,962,200)	$188,535	$(53,492,425)	$100,384
Realized gain distributions
Net realized gains (losses)	$(8,962,200)	$188,535	$(53,492,425)	$100,384

Net unrealized appreciation (depreciation) on investments:
End of year	$5,743,267	$3,854,339	$(99,476,855)	$1,977,344
Beginning of year	(14,075,333)	1,046,447	(209,629,537)	875,440
Change in unrealized appreciation (depreciation)	$19,818,600	$2,807,892	$110,152,682	$1,101,904

Realized and unrealized gains (losses)	$10,856,400	$2,996,427	$56,660,257	$1,202,288
Increase (Decrease) in net assets from operations	$8,434,898	$2,826,481	$54,650,731	$1,106,078

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	RGS	RI1	RIS	SG1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$508,899	$157,617	$364,944	$
Mortality and expense risk charges	(983,395)	(668,897)	(990,515)	(571,861)
Distribution and administrative expense charges	(118,007)	(80,268)	(118,862)	(68,623)
Net investment income (loss)	$(592,503)	$(591,548)	$(744,433)	$(640,484)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(146,072)	$1,184,242	$(263,263)	$341,221
Realized gain distributions
Net realized gains (losses)	$(146,072)	$1,184,242	$(263,263)	$341,221

Net unrealized appreciation (depreciation) on investments:
End of year	$9,625,111	$11,290,174	$17,584,781	$4,006,822
Beginning of year	(417,487)	3,567,474	2,758,986	1,934,781
Change in unrealized appreciation (depreciation)	$10,042,598	$7,722,700	$14,825,795	$2,072,041

Realized and unrealized gains (losses)	$9,896,526	$8,906,942	$14,562,532	$2,413,262
Increase (Decrease) in net assets from operations	$9,304,023	$8,315,394	$13,818,099	$1,772,778

	SGS	SI1	SIS	SVS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$1,397,060	$3,113,326	$22,653
Mortality and expense risk charges	(593,795)	(356,598)	(836,358)	(147,261)
Distribution and administrative expense charges	(71,255)	(42,792)	(100,363)	(17,671)
Net investment income (loss)	$(665,050)	$997,670	$2,176,605	$(142,279)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(4,127,724)	$(125,834)	$1,549,825	$291,347
Realized gain distributions				197,940
Net realized gains (losses)	$(4,127,724)	$(125,834)	$1,549,825	$489,287

Net unrealized appreciation (depreciation) on investments:
End of year	$318,173	$1,778,421	$5,922,117	$2,198,316
Beginning of year	(6,547,129)	1,464,568	5,620,937	1,039,435
Change in unrealized appreciation (depreciation)	$6,865,302	$313,853	$301,180	$1,158,881

Realized and unrealized gains (losses)	$2,737,578	$188,019	$1,851,005	$1,648,168
Increase (Decrease) in net assets from operations	$2,072,528	$1,185,689	$4,027,610	$1,505,889

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	TE1	TEC	MFJ	TRS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$	$6,967,485	$35,498,959
Mortality and expense risk charges	(51,308)	(328,192)	(4,853,909)	(17,675,407)
Distribution and administrative expense charges	(6,157)	(39,383)	(582,469)	(2,121,049)
Net investment income (loss)	$(57,465)	$(367,575)	$1,531,107	$15,702,503

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$34,555	$(663,384)	$2,407,433	$(20,020,396)
Realized gain distributions
Net realized gains (losses)	$34,555	$(663,384)	$2,407,433	$(20,020,396)

Net unrealized appreciation (depreciation) on investments:
End of year	$385,797	$79,297	$42,544,683	$112,445,560
Beginning of year	401,587	(732,893)	13,743,129	(24,572,983)
Change in unrealized appreciation (depreciation)	$(15,790)	$812,190	$28,801,554	$137,018,543

Realized and unrealized gains (losses)	$18,765	$148,806	$31,208,987	$116,998,147
Increase (Decrease) in net assets from operations	$(38,700)	$(218,769)	$32,740,094	$132,700,650

	MFE	UTS	MV1	MVS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$333,655	$4,993,078	$1,127,465	$4,007,357
Mortality and expense risk charges	(265,252)	(3,248,522)	(1,458,870)	(3,977,713)
Distribution and administrative expense charges	(31,830)	(389,823)	(175,064)	(477,326)
Net investment income (loss)	$36,573	$1,354,733	$(506,469)	$(447,682)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$482,410	$(15,998,478)	$1,801,920	$3,245,993
Realized gain distributions
Net realized gains (losses)	$482,410	$(15,998,478)	$1,801,920	$3,245,993

Net unrealized appreciation (depreciation) on investments:
End of year	$6,595,668	$574,008	$20,651,121	$59,751,066
Beginning of year	2,007,051	(79,717,930)	8,677,268	21,706,517
Change in unrealized appreciation (depreciation)	$4,588,617	$80,291,938	$11,973,853	$38,044,549

Realized and unrealized gains (losses)	$5,071,027	$64,293,460	$13,775,773	$41,290,542
Increase (Decrease) in net assets from operations	$5,107,600	$65,648,193	$13,269,304	$40,842,860

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	OCA	OGG	OMG	OMS
	Sub-Account	Sub-Account (d)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$57,519	$2,413	$132,646	$
Mortality and expense risk charges	(455,500)	(39,369)	(917,971)	(92,581)
Distribution and administrative expense charges	(54,660)	(4,724)	(110,156)	(11,110)
Net investment income (loss)	$(452,641)	$(41,680)	$(895,481)	$(103,691)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$480,811	$3,887	$153,319	$284,044
Realized gain distributions
Net realized gains (losses)	$480,811	$3,887	$153,319	$284,044

Net unrealized appreciation (depreciation) on investments:
End of year	$2,837,374	$745,676	$8,055,748	$1,356,216
Beginning of year	1,582,400		627,091	504,369
Change in unrealized appreciation (depreciation)	$1,254,974	$745,676	$7,428,657	$851,847

Realized and unrealized gains (losses)	$1,735,785	$749,563	$7,581,976	$1,135,891
Increase (Decrease) in net assets from operations	$1,283,144	$707,883	$6,686,495	$1,032,200

	PMB	PLD	PRR	PTR
	Sub-Account (d)	Sub-Account (d)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$28,760	$790,014	$179,126	$851,043
Mortality and expense risk charges	(11,140)	(946,760)	(282,060)	(761,025)
Distribution and administrative expense charges	(1,337)	(113,611)	(33,847)	(91,323)
Net investment income (loss)	$16,283	$(270,357)	$(136,781)	$(1,305)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$3,584	$(3,502)	$134,980	$14,980
Realized gain distributions	77,774	343,364	684,377	695,052
Net realized gains (losses)	$81,358	$339,862	$819,357	$710,032

Net unrealized appreciation (depreciation) on investments:
End of year	$28,734	$(99,763)	$559,598	$474,085
Beginning of year			61,629	4,071
Change in unrealized appreciation (depreciation)	$28,734	$(99,763)	$497,969	$470,014

Realized and unrealized gains (losses)	$110,092	$240,099	$1,317,326	$1,180,046
Increase (Decrease) in net assets from operations	$126,375	$(30,258)	$1,180,545	$1,178,741

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	SSA	IGB	SRE	SC3
	Sub-Account (d)	Sub-Account (d)	Sub-Account (d)	Sub-Account
Income and Expenses:
Dividend income	$292	$19,039	$	$270,466
Mortality and expense risk charges	(4,647)	(6,667)	(144,706)	(275,793)
Distribution and administrative expense charges	(558)	(800)	(17,365)	(33,095)
Net investment income (loss)	$(4,913)	$11,572	$(162,071)	$(38,422)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,635	$(12,804)	$117,675	$840,012
Realized gain distributions	82,286			618,656
Net realized gains (losses)	$83,921	$(12,804)	$117,675	$1,458,668

Net unrealized appreciation (depreciation) on investments:
End of year	$22,403	$9,833	$3,489,553	$4,351,180
Beginning of year				1,307,386
Change in unrealized appreciation (depreciation)	$22,403	$9,833	$3,489,553	$3,043,794

Realized and unrealized gains (losses)	$106,324	$(2,971)	$3,607,228	$4,502,462
Increase (Decrease) in net assets from operations	$101,411	$8,601	$3,445,157	$4,464,040

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets
	FMS		FTG			FTI		FVS			LAV
	Sub-Account		Sub-Account			Sub-Account		Sub-Account			Sub-Account
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,		December 31,	December 31,		December 31,
	2004	2003	2004 (d)		2003	2004	2003	2004		2003	2004 (d)		2003
Operations:
Net investment income (loss)	$(115,519)	$(20,398)		$(6,937)	$	$(595,614)	$(64,148)	$(148,402)		$(32,544)		$(21,091)	$
Net realized gains (losses)	216,113	28,050		(13,169)		537,333	238,285	478,861		45,404		12,691
Net unrealized gains (losses)	1,181,607	588,526		227,629		13,612,860	2,255,750	1,618,705		754,090		395,768
Increase (Decrease) in net assets from
operations	$1,282,201	$596,178		$207,523	$	$13,554,579	$2,429,887	$1,949,164		$766,950		$387,368	$

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$7,752,604	$3,647,370		$2,066,842	$	$82,454,179	$16,524,766	$4,118,798		$2,932,874		$2,989,712	$
Net transfers between Sub-Accounts and
Fixed Account	1,265,879	1,585,438		638,998		5,968,980	2,146,624	1,979,716		1,585,863		867,326
Withdrawals, surrenders, annuitizations and
contract charges	(630,766)	(76,205)		(90,511)		(3,411,699)	(373,009)	(611,300)		(32,864)		(181,383)
Net accumulation activity	$8,387,717	$5,156,603		$2,615,329	$	$85,011,460	$18,298,381	$5,487,214		$4,485,873		$3,675,655	$

Annuitization Activity:
Annuitizations	$	$	$		$	$25,547	$2,118	$	$		$		$
Annuity payments and contract charges	(1,858)					(2,164)		(1,908)		(289)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(270)	(15)				(213)	(8)	(300)		(48)
Net annuitization activity	$(2,128)	$(15)	$		$	$23,170	$2,110	$(2,208)		$(337)	$		$
Increase (Decrease) in net assets from contract
owner transactions	$8,385,589	$5,156,588		$2,615,329	$	$85,034,630	$18,300,491	$5,485,006		$4,485,536		$3,675,655	$

Increase (Decrease) in net assets	$9,667,790	$5,752,766		$2,822,852	$	$98,589,209	$20,730,378	$7,434,170		$5,252,486		$4,063,023	$

Net Assets:
Beginning of year	$6,110,725	$357,959	$		$	$21,780,367	$1,049,989	$5,464,413		$211,927	$		$
End of year	$15,778,515	$6,110,725		$2,822,852	$	$120,369,576	$21,780,367	$12,898,583		$5,464,413		$4,063,023	$

Unit Transactions:
Beginning of year	489,937	35,337				1,734,535	109,241	403,105		20,281
Purchased	613,216	323,635		147,480		6,407,116	1,456,936	287,770		251,869		281,264
Transferred between Sub-Accounts and Fixed
Accumulation Account	97,045	140,516		44,203		454,736	203,272	136,422		138,384		81,329
Withdrawn, Surrendered and Annuitized	(53,752)	(9,551)		(6,413)		(355,867)	(34,914)	(42,506)		(7,429)		(18,161)
End of year	1,146,446	489,937		185,270		8,240,520	1,734,535	784,791		403,105		344,432

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	LA1		LA9		LA2		MF7		BDS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004 (d)	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(479,330)	$10,404	$(105,128)	$	$(280,225)	$(19,041)	$2,996,785	$1,335,494	$8,312,976	$7,767,809
Net realized gains (losses)	1,554,227	142,330	(9,833)		907,689	106,983	1,707,482	660,308	7,049,225	6,639,020
Net unrealized gains (losses)	10,146,635	2,927,014	1,300,552		4,546,870	623,926	(1,842,212)	1,545,020	(7,587,830)	2,070,127
Increase (Decrease) in net assets from
operations	$11,221,532	$3,079,748	$1,185,591	$	$5,174,334	$711,868	$2,862,055	$3,540,822	$7,774,371	$16,476,956

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$85,121,547	$25,571,537	$10,727,145	$	$26,550,632	$2,989,218	$14,481,293	$21,926,307	$1,557,179	$1,904,336
Net transfers between Sub-Accounts and
Fixed Account	8,489,923	5,923,775	1,697,219		4,320,114	2,851,972	(3,853,406)	7,707,102	(13,148,422)	428,448
Withdrawals, surrenders, annuitizations and
contract charges	(4,992,764)	(1,669,622)	(181,547)		(1,107,810)	(1,151,652)	(6,439,449)	(4,219,442)	(31,376,197)	(31,188,504)
Net accumulation activity	$88,618,706	$29,825,690	$12,242,817	$	$29,762,936	$4,689,538	$4,188,438	$25,413,967	$(42,967,440)	$(28,855,720)

Annuitization Activity:
Annuitizations	$106,117	$3,232	$478	$	$8,547	$	$	$	$34,585	$
Annuity payments and contract charges	(2,512)		(36)		(2,234)		(1,744)	(1,786)	(89,607)	(92,287)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	544	(1)	(3)		(256)	(15)	(194)	(202)	1,350	(15,157)
Net annuitization activity	$104,149	$3,231	$439	$	$6,057	$(15)	$(1,938)	$(1,988)	$(53,672)	$(107,444)
Increase (Decrease) in net assets from contract
owner transactions	$88,722,855	$29,828,921	$12,243,256	$	$29,768,993	$4,689,523	$4,186,500	$25,411,979	$(43,021,112)	$(28,963,164)

Increase (Decrease) in net assets	$99,944,387	$32,908,669	$13,428,847	$	$34,943,327	$5,401,391	$7,048,555	$28,952,801	$(35,246,741)	$(12,486,208)

Net Assets:
Beginning of year	$33,267,291	$358,622	$	$	$5,685,572	$284,181	$65,794,236	$36,841,435	$196,808,905	$209,295,113
End of year	$133,211,678	$33,267,291	$13,428,847	$	$40,628,899	$5,685,572	$72,842,791	$65,794,236	$161,562,164	$196,808,905

Unit Transactions:
Beginning of year	2,488,679	33,508			437,574	26,664	5,706,413	3,399,082	14,515,463	16,672,091
Purchased	6,368,915	2,098,298	1,072,772		1,951,989	259,611	1,279,840	1,993,808	114,441	227,142
Transferred between Sub-Accounts and Fixed
Accumulation Account	597,587	497,973	166,816		308,834	251,182	(344,845)	692,407	(1,018,109)	(10,686)
Withdrawn, Surrendered and Annuitized	(468,360)	(141,100)	(35,914)		(105,467)	(99,883)	(562,760)	(378,884)	(2,230,119)	(2,373,084)
End of year	8,986,821	2,488,679	1,203,674		2,592,930	437,574	6,078,648	5,706,413	11,381,676	14,515,463

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFD		CAS		CO1		COS		MFF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(473,624)	$(367,637)	$(7,651,506)	$(7,950,897)	$(191,549)	$(168,526)	$(2,376,246)	$(2,660,172)	$(252,656)	$(178,070)
Net realized gains (losses)	(205,651)	(847,905)	(165,666,238)	(234,919,917)	6,214	(549,050)	(46,955,978)	(62,951,165)	19,709	(731,554)
Net unrealized gains (losses)	3,397,839	6,918,599	223,639,150	378,358,329	1,773,528	3,639,232	74,914,585	122,855,311	2,044,862	3,850,506
Increase (Decrease) in net assets from
operations	$2,718,564	$5,703,057	$50,321,406	$135,487,515	$1,588,193	$2,921,656	$25,582,361	$57,243,974	$1,811,915	$2,940,882

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$576,504	$3,018,224	$4,179,630	$4,193,618	$1,760,316	$1,628,113	$2,205,376	$2,192,992	$2,066,059	$1,745,526
Net transfers between Sub-Accounts and
Fixed Account	2,412,547	2,274,790	(10,118,032)	(7,805,303)	(436,826)	734,234	(13,087,584)	(14,408,298)	1,072,544	933,368
Withdrawals, surrenders, annuitizations and
contract charges	(2,776,581)	(1,421,880)	(91,167,827)	(79,430,083)	(1,270,623)	(1,092,338)	(35,085,011)	(27,513,025)	(1,161,319)	(848,036)
Net accumulation activity	$212,470	$3,871,134	$(97,106,229)	$(83,041,768)	$52,867	$1,270,009	$(45,967,219)	$(39,728,331)	$1,977,284	$1,830,858

Annuitization Activity:
Annuitizations	$	$3,338	$105,201	$200,175	$	$	$12,431	$6,787	$	$
Annuity payments and contract charges	(4,070)	(1,844)	(541,413)	(518,378)	(6,541)	(5,917)	(101,413)	(84,568)	(904)	(87)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,001)	(284)	(83,649)	(166,472)	(838)	(806)	(16,242)	(15,523)	(307)	(21)
Net annuitization activity	$(5,071)	$1,210	$(519,861)	$(484,675)	$(7,379)	$(6,723)	$(105,224)	$(93,304)	$(1,211)	$(108)
Increase (Decrease) in net assets from contract
owner transactions	$207,399	$3,872,344	$(97,626,090)	$(83,526,443)	$45,488	$1,263,286	$(46,072,443)	$(39,821,635)	$1,976,073	$1,830,750

Increase (Decrease) in net assets	$2,925,963	$9,575,401	$(47,304,684)	$51,961,072	$1,633,681	$4,184,942	$(20,490,082)	$17,422,339	$3,787,988	$4,771,632

Net Assets:
Beginning of year	$30,045,935	$20,470,534	$612,259,795	$560,298,723	$15,053,183	$10,868,241	$265,953,050	$248,530,711	$14,517,814	$9,746,182
End of year	$32,971,898	$30,045,935	$564,955,111	$612,259,795	$16,686,864	$15,053,183	$245,462,968	$265,953,050	$18,305,802	$14,517,814

Unit Transactions:
Beginning of year	3,536,749	3,163,343	47,654,629	53,276,821	1,740,370	1,659,796	31,162,190	36,579,889	1,705,653	1,550,123
Purchased	51,523	313,159	360,391	415,143	137,008	162,114	267,119	345,990	165,073	178,806
Transferred between Sub-Accounts and Fixed
Accumulation Account	256,549	257,127	(126,314)	(50,073)	(58,994)	71,586	(1,692,883)	(2,369,985)	120,554	97,589
Withdrawn, Surrendered and Annuitized	(321,842)	(196,880)	(6,019,879)	(5,987,262)	(142,679)	(153,126)	(3,515,431)	(3,393,704)	(127,497)	(120,865)
End of year	3,522,979	3,536,749	41,868,827	47,654,629	1,675,705	1,740,370	26,220,995	31,162,190	1,863,783	1,705,653

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	EGS		EM1		EME		GA1			GAA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account			Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,		December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004 (#)	2003		2004 (#)	2003
Operations:
Net investment income (loss)	$(5,388,701)	$(5,415,922)	$(39,391)	$(31,645)	$(200,763)	$(272,979)	$		$49,503	$	$1,617,672
Net realized gains (losses)	(100,774,380)	(101,219,588)	623,182	119,481	3,653,013	(817,300)			60,377		(15,359,513)
Net unrealized gains (losses)	146,349,457	204,634,045	683,613	1,149,180	7,939,892	15,089,756			96,501		19,648,223
Increase (Decrease) in net assets from
operations	$40,186,376	$97,998,535	$1,267,404	$1,237,016	$11,392,142	$13,999,477	$		$206,381	$	$5,906,382

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,115,872	$2,936,811	$105,775	$254,940	$532,851	$209,048	$		$212,082	$	$301,916
Net transfers between Sub-Accounts and
Fixed Account	(15,805,939)	(14,283,946)	546,069	1,804,172	6,290,091	5,416,603			(2,264,878)		(60,738,729)
Withdrawals, surrenders, annuitizations and
contract charges	(59,409,865)	(49,535,582)	(601,684)	(349,553)	(7,306,305)	(3,505,503)			(27,805)		(6,206,026)
Net accumulation activity	$(72,099,932)	$(60,882,717)	$50,160	$1,709,559	$(483,363)	$2,120,148	$		$(2,080,601)	$	$(66,642,839)

Annuitization Activity:
Annuitizations	$37,732	$81,703	$	$	$	$10,773	$	$		$	$9,381
Annuity payments and contract charges	(246,672)	(225,507)			(32,905)	(18,096)					(70,537)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(39,518)	(33,709)			(17,320)	(17,971)					43,303
Net annuitization activity	$(248,458)	$(177,513)	$	$	$(50,225)	$(25,294)	$	$		$	$(17,853)
Increase (Decrease) in net assets from contract
owner transactions	$(72,348,390)	$(61,060,230)	$50,160	$1,709,559	$(533,588)	$2,094,854	$		$(2,080,601)	$	$(66,660,692)

Increase (Decrease) in net assets	$(32,162,014)	$36,938,305	$1,317,564	$2,946,575	$10,858,554	$16,094,331	$		$(1,874,220)	$	$(60,754,310)

Net Assets:
Beginning of year	$407,376,323	$370,438,018	$4,983,507	$2,036,932	$46,170,963	$30,076,632	$		$1,874,220	$	$60,754,310
End of year	$375,214,309	$407,376,323	$6,301,071	$4,983,507	$57,029,517	$46,170,963	$	$		$	$

Unit Transactions:
Beginning of year	44,118,674	50,696,788	336,533	204,949	3,765,936	3,685,145			210,153		4,636,581
Purchased	377,403	413,759	7,196	23,135	40,463	26,194			22,316		17,039
Transferred between Sub-Accounts and Fixed
Accumulation Account	(1,408,509)	(1,949,879)	34,626	138,188	458,009	429,194			(229,409)		(4,199,824)
Withdrawn, Surrendered and Annuitized	(5,219,394)	(5,041,994)	(37,485)	(29,739)	(556,788)	(374,597)			(3,060)		(453,796)
End of year	37,868,174	44,118,674	340,870	336,533	3,707,620	3,765,936

(#) Fund closed in prior year

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GG1		GGS		GG2		GGR		GT1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004 (#)	2003
Operations:
Net investment income (loss)	$531,725	$213,850	$6,342,553	$2,542,593	$(93,132)	$(60,187)	$(1,535,251)	$(1,455,863)	$		$(4,456)
Net realized gains (losses)	81,264	248,122	1,794,247	3,335,761	197,035	68,400	(28,027,686)	(42,479,223)			(13,354)
Net unrealized gains (losses)	(255,343)	187,457	(3,749,943)	2,362,200	799,765	1,440,721	50,415,650	89,840,927			112,882
Increase (Decrease) in net assets from
operations	$357,646	$649,429	$4,386,857	$8,240,554	$903,668	$1,448,934	$20,852,713	$45,905,841	$		$95,072

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$80,546	$706,993	$277,843	$371,573	$341,983	$1,067,217	$1,142,741	$1,056,774	$		$36,480
Net transfers between Sub-Accounts and
Fixed Account	(609,441)	558,099	(574,741)	681,462	487,074	809,598	(2,128,845)	(6,471,189)			(491,415)
Withdrawals, surrenders, annuitizations and
contract charges	(355,915)	(532,878)	(9,314,460)	(12,215,073)	(768,686)	(260,799)	(30,248,355)	(22,419,923)			(13,119)
Net accumulation activity	$(884,810)	$732,214	$(9,611,358)	$(11,162,038)	$60,371	$1,616,016	$(31,234,459)	$(27,834,338)	$		$(468,054)

Annuitization Activity:
Annuitizations	$	$	$1,469	$33,967	$	$	$44,978	$74,318	$	$
Annuity payments and contract charges	(1,882)	(1,878)	(52,518)	(79,101)	(1,758)	(278)	(139,373)	(117,175)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(233)	(227)	(2,347)	(4,146)	(265)	(47)	(26,742)	(143)
Net annuitization activity	$(2,115)	$(2,105)	$(53,396)	$(49,280)	$(2,023)	$(325)	$(121,137)	$(43,000)	$	$
Increase (Decrease) in net assets from contract
owner transactions	$(886,925)	$730,109	$(9,664,754)	$(11,211,318)	$58,348	$1,615,691	$(31,355,596)	$(27,877,338)	$		$(468,054)

Increase (Decrease) in net assets	$(529,279)	$1,379,538	$(5,277,897)	$(2,970,764)	$962,016	$3,064,625	$(10,502,883)	$18,028,503	$		$(372,982)

Net Assets:
Beginning of year	$5,349,433	$3,969,895	$61,738,804	$64,709,568	$6,778,114	$3,713,489	$175,751,261	$157,722,758	$		$372,982
End of year	$4,820,154	$5,349,433	$56,460,907	$61,738,804	$7,740,130	$6,778,114	$165,248,378	$175,751,261	$	$

Unit Transactions:
Beginning of year	408,658	344,004	3,854,620	4,610,834	615,859	468,329	11,683,281	13,695,036			66,336
Purchased	5,691	60,171	19,287	26,436	27,022	99,074	89,520	92,200			4,821
Transferred between Sub-Accounts and Fixed
Accumulation Account	(46,854)	48,386	(40,908)	22,631	37,684	81,031	(145,802)	(544,877)			(68,890)
Withdrawn, Surrendered and Annuitized	(27,106)	(43,903)	(552,850)	(805,281)	(66,214)	(32,575)	(1,741,989)	(1,559,078)			(2,267)
End of year	340,389	408,658	3,280,149	3,854,620	614,351	615,859	9,885,010	11,683,281

(#) Fund closed in prior year

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GTS			GT2		GTR		MFK		GSS
	Sub-Account			Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004 (#)	2003		2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$		$(14,298)	$102,576	$43,679	$1,639,045	$660,194	$5,311,418	$2,697,283	$19,078,939	$21,852,435
Net realized gains (losses)			(696,575)	282,715	50,082	1,416,394	(2,050,099)	(586,530)	922,072	1,545,702	21,561,553
Net unrealized gains (losses)			1,002,615	1,445,102	1,537,313	18,711,648	23,651,015	(1,927,077)	(3,297,455)	(10,575,466)	(40,288,933)
Increase (Decrease) in net assets from
operations	$		$291,742	$1,830,393	$1,631,074	$21,767,087	$22,261,110	$2,797,811	$321,900	$10,049,175	$3,125,055

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$		$8,623	$310,222	$906,887	$1,045,992	$1,043,042	$53,907,297	$48,599,628	$3,471,222	$7,213,527
Net transfers between Sub-Accounts and
Fixed Account			(1,582,859)	1,550,350	3,755,495	13,211,569	66,204,830	(5,035,329)	3,419,581	(46,255,772)	(117,172,529)
Withdrawals, surrenders, annuitizations and
contract charges			(108,394)	(827,388)	(547,443)	(26,772,989)	(14,994,182)	(14,684,600)	(13,740,482)	(82,006,716)	(114,597,485)
Net accumulation activity	$		$(1,682,630)	$1,033,184	$4,114,939	$(12,515,428)	$52,253,690	$34,187,368	$38,278,727	$(124,791,266)	$(224,556,487)

Annuitization Activity:
Annuitizations	$	$		$	$14,184	$	$	$197,978	$6,869	$73,126	$114,873
Annuity payments and contract charges				(1,822)	(419)	(150,141)	(84,741)	(6,823)	(3,484)	(414,074)	(531,760)
Net transfers between Sub-Accounts
Adjustments to annuity reserves				(244)	(62)	(33,290)	(188,144)	1,008	(387)	(7,733)	(47,977)
Net annuitization activity	$	$		$(2,066)	$13,703	$(183,431)	$(272,885)	$192,163	$2,998	$(348,681)	$(464,864)
Increase (Decrease) in net assets from contract
owner transactions	$		$(1,682,630)	$1,031,118	$4,128,642	$(12,698,859)	$51,980,805	$34,379,531	$38,281,725	$(125,139,947)	$(225,021,351)

Increase (Decrease) in net assets	$		$(1,390,888)	$2,861,511	$5,759,716	$9,068,228	$74,241,915	$37,177,342	$38,603,625	$(115,090,772)	$(221,896,296)

Net Assets:
Beginning of year	$		$1,390,888	$11,304,042	$5,544,326	$151,229,262	$76,987,347	$131,892,096	$93,288,471	$521,823,973	$743,720,269
End of year	$	$		$14,165,553	$11,304,042	$160,297,490	$151,229,262	$169,069,438	$131,892,096	$406,733,201	$521,823,973

Unit Transactions:
Beginning of year			555,343	965,835	575,530	8,836,494	5,490,465	12,383,782	8,558,119	35,262,145	50,577,174
Purchased			3,471	25,095	90,639	68,033	81,487	5,289,019	4,810,403	240,825	575,584
Transferred between Sub-Accounts and Fixed
Accumulation Account			(518,984)	124,124	353,356	846,174	4,193,301	(462,085)	344,054	(3,243,824)	(8,507,621)
Withdrawn, Surrendered and Annuitized			(39,830)	(65,654)	(53,690)	(1,387,098)	(928,759)	(1,425,526)	(1,328,794)	(5,267,603)	(7,382,992)
End of year				1,049,400	965,835	8,363,603	8,836,494	15,785,190	12,383,782	26,991,543	35,262,145

(#) Fund closed in prior year

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFC		HYS		IG1		IGS		MI1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$3,821,490	$3,279,092	$17,453,196	$20,942,422	$(177,660)	$(116,872)	$(958,161)	$(617,881)	$(48,186)	$(26,442)
Net realized gains (losses)	1,891,470	118,939	(5,872,320)	(14,581,060)	715,708	210,804	(141,492)	(7,065,737)	460,587	19,988
Net unrealized gains (losses)	(464,627)	5,174,685	8,588,522	43,400,678	1,975,536	4,008,633	18,815,282	36,651,846	866,445	995,879
Increase (Decrease) in net assets from
operations	$5,248,333	$8,572,716	$20,169,398	$49,762,040	$2,513,584	$4,102,565	$17,715,629	$28,968,228	$1,278,846	$989,425

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,500,341	$21,189,010	$1,939,363	$2,933,458	$455,050	$828,688	$1,483,705	$800,258	$124,724	$377,907
Net transfers between Sub-Accounts and
Fixed Account	(7,931,647)	22,227,714	(8,688,779)	32,765,697	1,513,874	464,091	7,903,769	(277,777)	1,990,625	1,274,091
Withdrawals, surrenders, annuitizations and
contract charges	(8,063,717)	(3,346,815)	(48,396,346)	(39,589,937)	(1,962,055)	(773,929)	(14,525,761)	(10,119,942)	(1,280,420)	(267,728)
Net accumulation activity	$5,504,977	$40,069,909	$(55,145,762)	$(3,890,782)	$6,869	$518,850	$(5,138,287)	$(9,597,461)	$834,929	$1,384,270

Annuitization Activity:
Annuitizations	$63,191	$8,518	$31,656	$57,070	$	$	$	$26,319	$	$
Annuity payments and contract charges	(3,910)	(1,577)	(171,070)	(203,576)	(1,288)	(112)	(28,452)	(20,951)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	49	(256)	(40,872)	(65,957)	(475)	(33)	(13,037)	(7,841)
Net annuitization activity	$59,330	$6,685	$(180,286)	$(212,463)	$(1,763)	$(145)	$(41,489)	$(2,473)	$	$
Increase (Decrease) in net assets from contract
owner transactions	$5,564,307	$40,076,594	$(55,326,048)	$(4,103,245)	$5,106	$518,705	$(5,179,776)	$(9,599,934)	$834,929	$1,384,270

Increase (Decrease) in net assets	$10,812,640	$48,649,310	$(35,156,650)	$45,658,795	$2,518,690	$4,621,270	$12,535,853	$19,368,294	$2,113,775	$2,373,695

Net Assets:
Beginning of year	$81,254,026	$32,604,716	$302,952,628	$257,293,833	$15,049,223	$10,427,953	$106,629,189	$87,260,895	$4,572,074	$2,198,379
End of year	$92,066,666	$81,254,026	$267,795,978	$302,952,628	$17,567,913	$15,049,223	$119,165,042	$106,629,189	$6,685,849	$4,572,074

Unit Transactions:
Beginning of year	6,699,213	3,266,770	21,115,563	20,985,015	1,333,889	1,265,240	10,442,087	11,708,342	399,293	253,434
Purchased	1,727,571	1,858,559	140,559	275,387	36,815	91,195	137,245	103,885	9,215	40,419
Transferred between Sub-Accounts and Fixed
Accumulation Account	(744,562)	1,881,182	(726,598)	2,635,374	128,073	63,877	715,755	(146,589)	162,629	136,028
Withdrawn, Surrendered and Annuitized	(647,584)	(307,298)	(3,056,286)	(2,780,213)	(170,303)	(86,423)	(1,325,863)	(1,223,551)	(106,661)	(30,588)
End of year	7,034,638	6,699,213	17,473,238	21,115,563	1,328,474	1,333,889	9,969,224	10,442,087	464,476	399,293

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MII		MS1		MSS		M1B		MIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(455,787)	$(196,451)	$(43,734)	$(39,173)	$(1,828,981)	$(1,998,354)	$(1,134,440)	$(648,456)	$(6,009,977)	$(6,159,667)
Net realized gains (losses)	325,828	(3,949,195)	(2,317)	(106,698)	(45,397,518)	(47,724,241)	(52,751)	(1,063,171)	(63,483,654)	(66,637,079)
Net unrealized gains (losses)	16,362,040	18,317,370	178,933	689,536	53,405,003	79,601,399	6,285,095	9,451,816	101,559,961	154,987,387
Increase (Decrease) in net assets from
operations	$16,232,081	$14,171,724	$132,882	$543,665	$6,178,504	$29,878,804	$5,097,904	$7,740,189	$32,066,330	$82,190,641

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$518,508	$330,336	$80,085	$155,065	$1,206,380	$964,939	$13,376,230	$19,109,076	$3,941,067	$2,884,118
Net transfers between Sub-Accounts and
Fixed Account	18,525,146	3,249,607	85,835	79,351	(5,445,466)	(6,148,440)	1,734,717	8,324,389	(14,435,588)	9,564,741
Withdrawals, surrenders, annuitizations and
contract charges	(11,810,440)	(7,427,403)	(234,964)	(156,342)	(21,409,603)	(19,674,522)	(6,451,654)	(2,625,362)	(54,179,493)	(41,024,285)
Net accumulation activity	$7,233,214	$(3,847,460)	$(69,044)	$78,074	$(25,648,689)	$(24,858,023)	$8,659,293	$24,808,103	$(64,674,014)	$(28,575,426)

Annuitization Activity:
Annuitizations	$6,399	$4,002	$	$	$10,426	$69,527	$	$10,566	$8,462	$3,329
Annuity payments and contract charges	(27,301)	(19,347)			(92,435)	(83,643)	(1,288)	(318)	(152,019)	(168,324)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(18,317)	(7,534)			7,519	(28,648)	(164)	(45)	(6,319)	(12,319)
Net annuitization activity	$(39,219)	$(22,879)	$	$	$(74,490)	$(42,764)	$(1,452)	$10,203	$(149,876)	$(177,314)
Increase (Decrease) in net assets from contract
owner transactions	$7,193,995	$(3,870,339)	$(69,044)	$78,074	$(25,723,179)	$(24,900,787)	$8,657,841	$24,818,306	$(64,823,890)	$(28,752,740)

Increase (Decrease) in net assets	$23,426,076	$10,301,385	$63,838	$621,739	$(19,544,675)	$4,978,017	$13,755,745	$32,558,495	$(32,757,560)	$53,437,901

Net Assets:
Beginning of year	$58,724,401	$48,423,016	$2,863,166	$2,241,427	$148,949,104	$143,971,087	$61,950,966	$29,392,471	$464,658,182	$411,220,281
End of year	$82,150,477	$58,724,401	$2,927,004	$2,863,166	$129,404,429	$148,949,104	$75,706,711	$61,950,966	$431,900,622	$464,658,182

Unit Transactions:
Beginning of year	4,579,850	4,845,066	328,461	320,127	12,280,302	14,253,338	6,650,621	4,230,272	61,247,213	65,830,913
Purchased	37,830	36,979	9,099	18,534	123,429	115,442	1,231,656	1,815,023	505,522	444,048
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,368,743	364,275	9,019	10,573	(470,780)	(562,001)	127,386	953,702	(2,109,901)	783,949
Withdrawn, Surrendered and Annuitized	(779,764)	(666,470)	(27,039)	(20,773)	(1,575,667)	(1,526,477)	(732,078)	(348,376)	(6,742,689)	(5,811,697)
End of year	5,206,659	4,579,850	319,540	328,461	10,357,284	12,280,302	7,277,585	6,650,621	52,900,145	61,247,213

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFL		MIT		MC1		MCS		MCV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(502,504)	$(339,828)	$(3,897,987)	$(2,775,141)	$(674,834)	$(338,188)	$(1,181,128)	$(754,038)	$(354,360)	$(87,648)
Net realized gains (losses)	(56,806)	(1,305,227)	(71,452,034)	(111,624,541)	101,715	(1,998,796)	(5,025,767)	(11,809,739)	1,407,912	109,718
Net unrealized gains (losses)	7,290,563	12,658,113	170,677,886	305,913,250	5,202,749	8,553,836	15,514,628	27,559,790	2,642,854	1,825,251
Increase (Decrease) in net assets from
operations	$6,731,253	$11,013,058	$95,327,865	$191,513,568	$4,629,630	$6,216,852	$9,307,733	$14,996,013	$3,696,406	$1,847,321

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,601,180	$7,494,031	$7,187,416	$8,030,314	$5,376,954	$11,729,361	$621,036	$482,263	$4,358,082	$9,878,735
Net transfers between Sub-Accounts and
Fixed Account	2,622,170	7,856,344	(21,218,188)	(25,737,703)	2,442,000	6,014,607	9,935,957	27,329,950	2,713,313	3,614,888
Withdrawals, surrenders, annuitizations and
contract charges	(7,706,529)	(3,386,317)	(156,063,459)	(132,067,375)	(4,601,299)	(1,749,898)	(12,153,940)	(6,563,851)	(2,470,565)	(366,921)
Net accumulation activity	$(1,483,179)	$11,964,058	$(170,094,231)	$(149,774,764)	$3,217,655	$15,994,070	$(1,596,947)	$21,248,362	$4,600,830	$13,126,702

Annuitization Activity:
Annuitizations	$	$28,281	$279,385	$132,708	$	$1,033	$	$	$	$1,086
Annuity payments and contract charges	(5,121)	(1,378)	(756,842)	(793,105)	(2,698)	(1,286)	(17,317)	(6,882)	(131)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,348)	(298)	53,367	(94,307)	(596)	(198)	(10,171)	(2,169)	(21)
Net annuitization activity	$(6,469)	$26,605	$(424,090)	$(754,704)	$(3,294)	$(451)	$(27,488)	$(9,051)	$(152)	$1,086
Increase (Decrease) in net assets from contract
owner transactions	$(1,489,648)	$11,990,663	$(170,518,321)	$(150,529,468)	$3,214,361	$15,993,619	$(1,624,435)	$21,239,311	$4,600,678	$13,127,788

Increase (Decrease) in net assets	$5,241,605	$23,003,721	$(75,190,456)	$40,984,100	$7,843,991	$22,210,471	$7,683,298	$36,235,324	$8,297,084	$14,975,109

Net Assets:
Beginning of year	$69,845,786	$46,842,065	$1,068,836,521	$1,027,852,421	$36,228,952	$14,018,481	$76,141,789	$39,906,465	$15,678,656	$703,547
End of year	$75,087,391	$69,845,786	$993,646,065	$1,068,836,521	$44,072,943	$36,228,952	$83,825,087	$76,141,789	$23,975,740	$15,678,656

Unit Transactions:
Beginning of year	7,446,726	6,235,850	82,105,319	93,484,847	4,289,811	2,772,461	15,334,959	10,939,748	1,271,769	86,168
Purchased	310,603	751,719	657,486	798,958	470,119	1,071,503	120,668	139,189	342,282	861,442
Transferred between Sub-Accounts and Fixed
Accumulation Account	239,035	884,967	(1,529,257)	(2,442,894)	243,001	728,480	1,811,054	5,776,648	247,372	361,070
Withdrawn, Surrendered and Annuitized	(824,550)	(425,810)	(10,037,683)	(9,735,592)	(535,451)	(282,633)	(2,331,601)	(1,520,626)	(211,560)	(36,911)
End of year	7,171,814	7,446,726	71,195,865	82,105,319	4,467,480	4,289,811	14,935,080	15,334,959	1,649,863	1,271,769

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MM1		MMS		M1A		NWD		RE1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(906,539)	$(676,092)	$(1,758,917)	$(3,674,862)	$(639,620)	$(329,076)	$(2,421,502)	$(2,190,633)	$(169,946)	$(99,410)
Net realized gains (losses)					119,535	(1,138,363)	(8,962,200)	(22,680,045)	188,535	(321,294)
Net unrealized gains (losses)					3,796,851	7,704,890	19,818,600	67,707,360	2,807,892	2,612,530
Increase (Decrease) in net assets from
operations	$(906,539)	$(676,092)	$(1,758,917)	$(3,674,862)	$3,276,766	$6,237,451	$8,434,898	$42,836,682	$2,826,481	$2,191,826

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$54,946,373	$58,032,607	$12,705,215	$15,907,021	$22,076,668	$3,899,985	$1,686,023	$1,665,766	$6,456,072	$5,860,953
Net transfers between Sub-Accounts and
Fixed Account	950,350	(37,596,180)	43,109,993	17,199,227	3,800,793	3,028,796	791,776	7,246,229	1,182,915	1,349,855
Withdrawals, surrenders, annuitizations and
contract charges	(19,325,824)	(24,301,362)	(158,917,830)	(276,742,358)	(3,852,973)	(1,417,375)	(22,935,413)	(17,672,636)	(1,505,345)	(583,571)
Net accumulation activity	$36,570,899	$(3,864,935)	$(103,102,622)	$(243,636,110)	$22,024,488	$5,511,406	$(20,457,614)	$(8,760,641)	$6,133,642	$6,627,237

Annuitization Activity:
Annuitizations	$74,787	$127,011	$6,154	$42,391	$1,806	$	$	$26,620	$	$
Annuity payments and contract charges	(16,405)	(15,883)	(541,269)	(583,818)	(6,464)	(3,638)	(77,338)	(61,262)	(1,678)	(1,505)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,676)	(1,681)	(30,445)	(30,696)	(1,059)	(553)	(20,610)	(1,894)	(221)	(199)
Net annuitization activity	$56,706	$109,447	$(565,560)	$(572,123)	$(5,717)	$(4,191)	$(97,948)	$(36,536)	$(1,899)	$(1,704)
Increase (Decrease) in net assets from contract
owner transactions	$36,627,605	$(3,755,488)	$(103,668,182)	$(244,208,233)	$22,018,771	$5,507,215	$(20,555,562)	$(8,797,177)	$6,131,743	$6,625,533

Increase (Decrease) in net assets	$35,721,066	$(4,431,580)	$(105,427,099)	$(247,883,095)	$25,295,537	$11,744,666	$(12,120,664)	$34,039,505	$8,958,224	$8,817,359

Net Assets:
Beginning of year	$48,317,367	$52,748,947	$333,687,915	$581,571,010	$28,856,139	$17,111,473	$176,434,664	$142,395,159	$15,941,604	$7,124,245
End of year	$84,038,433	$48,317,367	$228,260,816	$333,687,915	$54,151,676	$28,856,139	$164,314,000	$176,434,664	$24,899,828	$15,941,604

Unit Transactions:
Beginning of year	4,896,722	5,279,063	27,710,277	47,957,226	3,069,941	2,530,871	17,567,342	18,934,627	1,658,552	998,378
Purchased	5,763,991	6,468,798	1,054,843	2,447,802	1,751,761	395,741	167,583	190,185	588,220	593,782
Transferred between Sub-Accounts and Fixed
Accumulation Account	51,736	(3,852,358)	1,918,766	(19,628)	329,473	328,344	20,443	388,361	105,648	144,234
Withdrawn, Surrendered and Annuitized	(2,079,142)	(2,998,781)	(11,549,700)	(22,675,123)	(443,261)	(185,015)	(2,156,810)	(1,945,831)	(139,465)	(77,842)
End of year	8,633,307	4,896,722	19,134,186	27,710,277	4,707,914	3,069,941	15,598,558	17,567,342	2,212,955	1,658,552

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	RES		RG1		RGS		RI1		RIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(2,009,526)	$(2,353,463)	$(96,210)	$(67,660)	$(592,503)	$(439,347)	$(591,548)	$(154,725)	$(744,433)	$(525,487)
Net realized gains (losses)	(53,492,425)	(81,631,541)	100,384	(199,076)	(146,072)	(4,201,674)	1,184,242	373,853	(263,263)	(5,789,289)
Net unrealized gains (losses)	110,152,682	173,829,375	1,101,904	1,978,848	10,042,598	19,836,166	7,722,700	3,978,483	14,825,795	23,860,798
Increase (Decrease) in net assets from
operations	$54,650,731	$89,844,371	$1,106,078	$1,712,112	$9,304,023	$15,195,145	$8,315,394	$4,197,611	$13,818,099	$17,546,022

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,128,492	$2,969,474	$297,625	$302,283	$512,063	$725,560	$25,144,516	$15,933,874	$689,518	$481,955
Net transfers between Sub-Accounts and
Fixed Account	(16,034,379)	(24,427,338)	201,963	959,349	4,512,930	7,029,371	1,384,484	1,653,575	6,946,934	(539,581)
Withdrawals, surrenders, annuitizations and
contract charges	(74,406,357)	(61,080,270)	(616,532)	(494,876)	(11,303,299)	(7,272,231)	(2,144,942)	(513,088)	(9,449,782)	(5,997,849)
Net accumulation activity	$(87,312,244)	$(82,538,134)	$(116,944)	$766,756	$(6,278,306)	$482,700	$24,384,058	$17,074,361	$(1,813,330)	$(6,055,475)

Annuitization Activity:
Annuitizations	$29,105	$22,920	$	$	$444	$17,199	$	$	$	$
Annuity payments and contract charges	(358,056)	(309,729)			(27,884)	(28,605)			(26,630)	(18,742)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(63,835)	(20,096)			(8,067)	(5,011)			(6,715)	1,040
Net annuitization activity	$(392,786)	$(306,905)	$	$	$(35,507)	$(16,417)	$	$	$(33,345)	$(17,702)
Increase (Decrease) in net assets from contract
owner transactions	$(87,705,030)	$(82,845,039)	$(116,944)	$766,756	$(6,313,813)	$466,283	$24,384,058	$17,074,361	$(1,846,675)	$(6,073,177)

Increase (Decrease) in net assets	$(33,054,299)	$6,999,332	$989,134	$2,478,868	$2,990,210	$15,661,428	$32,699,452	$21,271,972	$11,971,424	$11,472,845

Net Assets:
Beginning of year	$449,074,479	$442,075,147	$8,883,437	$6,404,569	$77,446,938	$61,785,510	$27,027,191	$5,755,219	$73,292,770	$61,819,925
End of year	$416,020,180	$449,074,479	$9,872,571	$8,883,437	$80,437,148	$77,446,938	$59,726,643	$27,027,191	$85,264,194	$73,292,770

Unit Transactions:
Beginning of year	34,114,618	40,346,263	919,450	836,210	7,761,504	7,794,225	2,221,110	688,316	7,413,002	8,305,636
Purchased	261,887	324,329	27,875	35,282	48,461	106,739	1,933,352	1,421,520	65,123	55,820
Transferred between Sub-Accounts and Fixed
Accumulation Account	(1,187,915)	(1,996,106)	18,387	109,522	403,741	683,863	101,497	168,533	625,608	(222,241)
Withdrawn, Surrendered and Annuitized	(4,773,654)	(4,559,868)	(60,513)	(61,564)	(1,042,590)	(823,323)	(210,677)	(57,259)	(874,852)	(726,213)
End of year	28,414,936	34,114,618	905,199	919,450	7,171,116	7,761,504	4,045,282	2,221,110	7,228,881	7,413,002

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SG1		SGS		SI1		SIS		SVS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(640,484)	$(196,915)	$(665,050)	$(591,845)	$997,670	$429,838	$2,176,605	$1,902,359	$(142,279)	$(66,806)
Net realized gains (losses)	341,221	(240,196)	(4,127,724)	(9,877,635)	(125,834)	246,158	1,549,825	843,234	489,287	69,732
Net unrealized gains (losses)	2,072,041	3,005,665	6,865,302	19,664,620	313,853	1,084,036	301,180	3,919,210	1,158,881	1,057,089
Increase (Decrease) in net assets from
operations	$1,772,778	$2,568,554	$2,072,528	$9,195,140	$1,185,689	$1,760,032	$4,027,610	$6,664,803	$1,505,889	$1,060,015

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,815,055	$18,766,736	$540,893	$250,428	$1,492,016	$3,737,841	$560,505	$410,357	$632,783	$3,275,853
Net transfers between Sub-Accounts and
Fixed Account	2,118,549	3,811,198	135,787	3,967,601	2,888,470	4,307,486	4,764,398	11,258,457	1,656,063	3,140,801
Withdrawals, surrenders, annuitizations and
contract charges	(2,567,528)	(854,946)	(5,224,190)	(4,113,269)	(2,384,491)	(1,866,058)	(10,907,440)	(8,229,241)	(510,005)	(378,017)
Net accumulation activity	$9,366,076	$21,722,988	$(4,547,510)	$104,760	$1,995,995	$6,179,269	$(5,582,537)	$3,439,573	$1,778,841	$6,038,637

Annuitization Activity:
Annuitizations	$	$2,073	$32,681	$	$	$14,712	$	$	$	$
Annuity payments and contract charges	(233)		(19,900)	(17,013)	(3,044)	(1,680)	(22,295)	(28,026)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(35)		(1,117)	(3,048)	(374)	(217)	2,339	(7,990)
Net annuitization activity	$(268)	$2,073	$11,664	$(20,061)	$(3,418)	$12,815	$(19,956)	$(36,016)	$	$
Increase (Decrease) in net assets from contract
owner transactions	$9,365,808	$21,725,061	$(4,535,846)	$84,699	$1,992,577	$6,192,084	$(5,602,493)	$3,403,557	$1,778,841	$6,038,637

Increase (Decrease) in net assets	$11,138,586	$24,293,615	$(2,463,318)	$9,279,839	$3,178,266	$7,952,116	$(1,574,883)	$10,068,360	$3,284,730	$7,098,652

Net Assets:
Beginning of year	$29,290,904	$4,997,289	$47,472,900	$38,193,061	$20,856,822	$12,904,706	$66,281,500	$56,213,140	$8,170,754	$1,072,102
End of year	$40,429,490	$29,290,904	$45,009,582	$47,472,900	$24,035,088	$20,856,822	$64,706,617	$66,281,500	$11,455,484	$8,170,754

Unit Transactions:
Beginning of year	2,600,189	729,461	7,977,749	8,056,046	1,775,616	1,211,192	5,366,035	5,060,468	696,940	131,129
Purchased	827,887	1,593,753	90,349	51,622	127,100	343,202	43,997	56,543	49,432	298,582
Transferred between Sub-Accounts and Fixed
Accumulation Account	155,498	377,518	(2,179)	629,295	227,333	391,838	354,585	954,090	142,960	306,034
Withdrawn, Surrendered and Annuitized	(232,356)	(100,543)	(858,911)	(759,214)	(199,457)	(170,616)	(842,458)	(705,066)	(41,825)	(38,805)
End of year	3,351,218	2,600,189	7,207,008	7,977,749	1,930,592	1,775,616	4,922,159	5,366,035	847,507	696,940

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	TE1		TEC		MFJ		TRS		MFE
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(57,465)	$(38,011)	$(367,575)	$(295,496)	$1,531,107	$1,921,484	$15,702,503	$27,263,640	$36,573	$151,689
Net realized gains (losses)	34,555	(230,089)	(663,384)	(7,240,439)	2,407,433	(1,057,332)	(20,020,396)	(60,957,845)	482,410	(349,041)
Net unrealized gains (losses)	(15,790)	1,072,638	812,190	14,242,468	28,801,554	23,274,477	137,018,543	236,151,786	4,588,617	3,783,446
Increase (Decrease) in net assets from
operations	$(38,700)	$804,538	$(218,769)	$6,706,533	$32,740,094	$24,138,629	$132,700,650	$202,457,581	$5,107,600	$3,586,094

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$297,415	$412,838	$289,563	$187,720	$184,300,712	$76,292,905	$10,312,424	$12,429,427	$2,616,415	$1,905,667
Net transfers between Sub-Accounts and
Fixed Account	(424,857)	1,524,944	(2,188,011)	9,251,164	8,808,295	21,399,392	40,976,217	40,400,723	2,304,956	2,045,084
Withdrawals, surrenders, annuitizations and
contract charges	(295,831)	(154,715)	(3,152,821)	(1,818,090)	(24,356,025)	(11,071,540)	(230,320,844)	(218,858,960)	(1,690,896)	(952,974)
Net accumulation activity	$(423,273)	$1,783,067	$(5,051,269)	$7,620,794	$168,752,982	$86,620,757	$(179,032,203)	$(166,028,810)	$3,230,475	$2,997,777

Annuitization Activity:
Annuitizations	$	$	$	$	$277,467	$	$401,245	$785,380	$	$
Annuity payments and contract charges			(7,517)	(1,475)	(17,723)	(6,726)	(1,803,867)	(1,769,772)	(2,943)	(2,495)
Net transfers between Sub-Accounts
Adjustments to annuity reserves			(106)	(513)	440	(831)	(37,891)	(248,336)	(496)	(358)
Net annuitization activity	$	$	$(7,623)	$(1,988)	$260,184	$(7,557)	$(1,440,513)	$(1,232,728)	$(3,439)	$(2,853)
Increase (Decrease) in net assets from contract
owner transactions	$(423,273)	$1,783,067	$(5,058,892)	$7,618,806	$169,013,166	$86,613,200	$(180,472,716)	$(167,261,538)	$3,227,036	$2,994,924

Increase (Decrease) in net assets	$(461,973)	$2,587,605	$(5,277,661)	$14,325,339	$201,753,260	$110,751,829	$(47,772,066)	$35,196,043	$8,334,636	$6,581,018

Net Assets:
Beginning of year	$4,095,386	$1,507,781	$28,352,273	$14,026,934	$231,480,462	$120,728,633	$1,465,467,127	$1,430,271,084	$15,912,021	$9,331,003
End of year	$3,633,413	$4,095,386	$23,074,612	$28,352,273	$433,233,722	$231,480,462	$1,417,695,061	$1,465,467,127	$24,246,657	$15,912,021

Unit Transactions:
Beginning of year	547,602	292,860	8,298,127	5,811,547	21,048,945	13,048,289	77,917,832	86,032,615	1,653,827	1,391,497
Purchased	38,276	59,244	88,325	81,880	15,477,966	7,098,199	537,644	861,400	167,198	174,904
Transferred between Sub-Accounts and Fixed
Accumulation Account	(63,324)	219,682	(766,661)	3,042,212	726,826	2,076,015	2,361,050	2,604,520	161,915	210,153
Withdrawn, Surrendered and Annuitized	(40,300)	(24,184)	(944,183)	(637,512)	(2,191,075)	(1,173,558)	(10,694,189)	(11,580,703)	(159,259)	(122,727)
End of year	482,254	547,602	6,675,608	8,298,127	35,062,662	21,048,945	70,122,337	77,917,832	1,823,681	1,653,827

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	UTS		MV1		MVS		OCA		OGG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,		December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004 (d)		2003
Operations:
Net investment income (loss)	$1,354,733	$3,894,552	$(506,469)	$(114,649)	$(447,682)	$494,628	$(452,641)	$(95,841)		$(41,680)	$
Net realized gains (losses)	(15,998,478)	(34,868,231)	1,801,920	(737,209)	3,245,993	(8,673,684)	480,811	41,956		3,887
Net unrealized gains (losses)	80,291,938	96,937,403	11,973,853	14,296,536	38,044,549	64,798,302	1,254,974	1,583,897		745,676
Increase (Decrease) in net assets from
operations	$65,648,193	$65,963,724	$13,269,304	$13,444,678	$40,842,860	$56,619,246	$1,283,144	$1,530,012		$707,883	$

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,477,340	$1,624,278	$19,812,349	$21,313,485	$2,448,980	$2,015,025	$8,853,620	$16,798,971		$2,907,918	$
Net transfers between Sub-Accounts and
Fixed Account	3,978,397	(547,273)	7,954,183	5,664,245	32,140,078	18,557,744	2,120,983	2,234,379		2,754,966
Withdrawals, surrenders, annuitizations and
contract charges	(36,593,002)	(27,757,435)	(6,437,809)	(3,740,057)	(47,238,117)	(34,154,190)	(1,900,300)	(293,019)		(68,877)
Net accumulation activity	$(30,137,265)	$(26,680,430)	$21,328,723	$23,237,673	$(12,649,059)	$(13,581,421)	$9,074,303	$18,740,331		$5,594,007	$

Annuitization Activity:
Annuitizations	$16,580	$39,900	$8,290	$	$	$4,989	$	$2,113	$		$
Annuity payments and contract charges	(156,501)	(120,896)	(4,027)	(3,254)	(109,310)	(82,579)	(2,054)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(30,370)	(27,322)	(545)	(444)	(24,206)	(3,618)	(290)	(15)
Net annuitization activity	$(170,291)	$(108,318)	$3,718	$(3,698)	$(133,516)	$(81,208)	$(2,344)	$2,098	$		$
Increase (Decrease) in net assets from contract
owner transactions	$(30,307,556)	$(26,788,748)	$21,332,441	$23,233,975	$(12,782,575)	$(13,662,629)	$9,071,959	$18,742,429		$5,594,007	$

Increase (Decrease) in net assets	$35,340,637	$39,174,976	$34,601,745	$36,678,653	$28,060,285	$42,956,617	$10,355,103	$20,272,441		$6,301,890	$

Net Assets:
Beginning of year	$249,989,394	$210,814,418	$83,091,042	$46,412,389	$304,199,758	$261,243,141	$20,450,955	$178,514	$		$
End of year	$285,330,031	$249,989,394	$117,692,787	$83,091,042	$332,260,043	$304,199,758	$30,806,058	$20,450,955		$6,301,890	$

Unit Transactions:
Beginning of year	20,380,385	22,902,575	7,717,616	5,567,204	23,811,669	25,236,732	1,528,490	16,503
Purchased	191,990	182,991	1,683,086	2,046,690	186,359	216,673	648,675	1,358,804		268,926
Transferred between Sub-Accounts and Fixed
Accumulation Account	164,852	(341,093)	592,768	538,804	2,352,438	1,444,226	148,604	178,172		253,328
Withdrawn, Surrendered and Annuitized	(2,383,412)	(2,364,088)	(582,063)	(435,082)	(3,494,957)	(3,085,962)	(147,145)	(24,989)		(7,466)
End of year	18,353,815	20,380,385	9,411,407	7,717,616	22,855,509	23,811,669	2,178,624	1,528,490		514,788

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OMG			OMS		PMB		PLD		PRR
	Sub-Account			Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004		2003	2004	2003	2004 (d)	2003	2004 (d)	2003	2004	2003
Operations:
Net investment income (loss)	$(895,481)		$(34,359)	(103,691)	$(24,487)	16,283	$	(270,357)	$	(136,781)	$(8,514)
Net realized gains (losses)	153,319		21,795	284,044	41,750	81,358		339,862		819,357	220,167
Net unrealized gains (losses)	7,428,657		631,310	851,847	507,499	28,734		(99,763)		497,969	49,262
Increase (Decrease) in net assets from
operations	$6,686,495		$618,746	1,032,200	$524,762	126,375	$	(30,258)	$	1,180,545	$260,915

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$93,297,844		$3,848,081	3,144,768	$1,706,303	931,961	$	108,028,818	$	9,651,868	$6,227,680
Net transfers between Sub-Accounts and
Fixed Account	10,840,790		1,763,434	959,837	1,059,352	680,879		13,722,573		2,689,335	4,546,111
Withdrawals, surrenders, annuitizations and
contract charges	(2,420,844)		(45,586)	(350,677)	(60,516)	(155,352)		(3,210,803)		(1,375,035)	(325,202)
Net accumulation activity	$101,717,790		$5,565,929	3,753,928	$2,705,139	1,457,488	$	118,540,588	$	10,966,168	$10,448,589

Annuitization Activity:
Annuitizations	$30,827	$			$		$	158,841	$		$
Annuity payments and contract charges	(1,122)							(4,858)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(229)							(733)
Net annuitization activity	$29,476	$			$		$	153,250	$		$
Increase (Decrease) in net assets from contract
owner transactions	$101,747,266		$5,565,929	3,753,928	$2,705,139	1,457,488	$	118,693,838	$	10,966,168	$10,448,589

Increase (Decrease) in net assets	$108,433,761		$6,184,675	4,786,128	$3,229,901	1,583,863	$	118,663,580	$	12,146,713	$10,709,504

Net Assets:
Beginning of year	$6,365,427		$180,752	3,383,961	$154,060		$		$	11,220,537	$511,033
End of year	$114,799,188		$6,365,427	8,170,089	$3,383,961	1,583,863	$	118,663,580	$	23,367,250	$11,220,537

Unit Transactions:
Beginning of year	509,155		17,855	236,889	15,242					997,936	48,547
Purchased	7,638,555		336,577	213,715	139,812	62,430		10,932,711		834,759	573,591
Transferred between Sub-Accounts and Fixed
Accumulation Account	855,202		158,717	63,572	86,566	44,630		1,368,992		232,036	413,422
Withdrawn, Surrendered and Annuitized	(316,077)		(3,994)	(24,478)	(4,731)	(10,204)		(450,328)		(121,759)	(37,624)
End of year	8,686,835		509,155	489,698	236,889	96,856		11,851,375		1,942,972	997,936

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PTR		SSA			IGB			SRE		SC3
	Sub-Account		Sub-Account			Sub-Account			Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004 (d)		2003	2004 (d)		2003	2004 (d)	2003	2004	2003
Operations:
Net investment income (loss)	$(1,305)	$105,739		$(4,913)	$		$11,572	$	$(162,071)	$	$(38,422)	$(74,648)
Net realized gains (losses)	710,032	235,031		83,921			(12,804)		117,675		1,458,668	76,053
Net unrealized gains (losses)	470,014	(2,544)		22,403			9,833		3,489,553		3,043,794	1,320,631
Increase (Decrease) in net assets from
operations	$1,178,741	$338,226		$101,411	$		$8,601	$	$3,445,157	$	$4,464,040	$1,322,036

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$13,529,712	$24,733,325		$744,980	$		$1,333,158	$	$17,917,099	$	$2,538,811	$9,548,296
Net transfers between Sub-Accounts and
Fixed Account	2,141,659	10,242,843		279,702			(546,352)		198,893		(463,897)	1,921,189
Withdrawals, surrenders, annuitizations and
contract charges	(3,581,246)	(746,641)		(15,227)			(101,281)		(567,032)		(1,029,732)	(229,896)
Net accumulation activity	$12,090,125	$34,229,527		$1,009,455	$		$685,525	$	$17,548,960	$	$1,045,182	$11,239,589

Annuitization Activity:
Annuitizations	$43,626	$2,025	$		$	$		$	$737	$	$	$1,068
Annuity payments and contract charges	(3,051)	(362)							(55)		(1,114)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	62	(59)							(4)		(183)	(8)
Net annuitization activity	$40,637	$1,604	$		$	$		$	$678	$	$(1,297)	$1,060
Increase (Decrease) in net assets from contract
owner transactions	$12,130,762	$34,231,131		$1,009,455	$		$685,525	$	$17,549,638	$	$1,043,885	$11,240,649

Increase (Decrease) in net assets	$13,309,503	$34,569,357		$1,110,866	$		$694,126	$	$20,994,795	$	$5,507,925	$12,562,685

Net Assets:
Beginning of year	$36,064,300	$1,494,943	$		$	$		$	$	$	$12,836,641	$273,956
End of year	$49,373,803	$36,064,300		$1,110,866	$		$694,126	$	$20,994,795	$	$18,344,566	$12,836,641

Unit Transactions:
Beginning of year	3,385,657	144,063									960,307	27,198
Purchased	1,272,151	2,361,300		74,388			135,987		1,758,246		185,843	790,306
Transferred between Sub-Accounts and Fixed
Accumulation Account	184,512	960,611		27,622			(56,028)		17,681		(28,007)	162,385
Withdrawn, Surrendered and Annuitized	(350,879)	(80,317)		(2,071)			(12,758)		(82,776)		(71,272)	(19,582)
End of year	4,491,441	3,385,657		99,939			67,201		1,693,151		1,046,871	960,307

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and Regatta Masters VII contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and the Regatta Masters VII contracts the funds include Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Funds and Sun Capital Advisers Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Funds shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.25%
Regatta Gold contracts	1.25%
Regatta Classic contracts	1.00%
Regatta Platinum contracts	1.25%
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Regatta Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Regatta Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Masters IV contracts	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Regatta Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%

Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .57% to 1.74% and 1.25% of the Funds' net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4 a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Choice a withdrawal charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, a withdrawal charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Regatta Masters Extra and Regatta Masters Choice and an effective annual rate of 0.20% of the net assets attributable to Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

For the year ended December 31, 2004, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statements of Changes in Net Assets.

	Contract Charges	Surrender Charges
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	$4,126	$12,481
Templeton Growth Securities Fund Class 2 (FTG)	40	954
Templeton International Securities Fund (FTI)	14,329	130,731
Franklin Value Securities Fund (FVS)	4,905	37,435
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	85	17,381
Growth & Income Portfolio (LA1)	15,786	144,867
Growth Opportunities (LA9)	605	5,940
Mid-Cap Value (LA2)	6,292	39,548
MFS/Sun Life Series Trust:
Bond S Class (MF7)	34,053	241,337
Bond Series (BDS)	105,423	329,818
Capital Appreciation S Class (MFD)	20,619	133,222
Capital Appreciation Series (CAS)	671,035	591,823
Capital Opportunities S Class (CO1)	12,522	67,424
Capital Opportunities Series (COS)	283,781	283,813
Emerging Growth S Class (MFF)	13,791	41,926
Emerging Growth Series (EGS)	549,637	137,354
Emerging Markets Equity S Class (EM1)	4,364	40,673
Emerging Markets Equity Series (EME)	47,422	78,679
Global Asset Allocation S Class (GA1)
Global Asset Allocation Series (GAA)
Global Governments S Class (GG1)	2,790	12,554
Global Governments Series (GGS)	55,344	75,630
Global Growth S Class (GG2)	5,018	45,454
Global Growth Series (GGR)	159,326	327,515
Global Telecommunications S Class (GT1)

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Global Telecommunications Series (GTS)
Global Total Return S Class (GT2)	7,403	23,814
Global Total Return Series (GTR)	119,066	83,890
Government Securities S Class (MFK)	56,089	762,454
Government Securities Series (GSS)	334,393	1,381,041
High Yield S Class (MFC)	42,222	232,415
High Yield Series (HYS)	218,188	511,943
International Growth S Class (IG1)	11,505	148,747
International Growth Series (IGS)	106,778	125,388
International Investors Trust S Class (MI1)	3,015	119,681
International Investors Trust Series (MII)	52,376	30,661
Managed Sectors S Class (MS1)	2,502	8,317
Managed Sectors Series (MSS)	199,407	152,104
Massachusetts Investors Growth Stock S Class (M1B)	39,804	428,768
Massachusetts Investors Growth Stock Series (MIS)	468,171	779,866
Massachusetts Investors Trust S Class (MFL)	38,500	524,195
Massachusetts Investors Trust Series (MIT)	960,389	2,301,318
Mid Cap Growth S Class (MC1)	32,719	163,299
Mid Cap Growth Series (MCS)	70,862	37,509
Mid Cap Value S Class (MCV)	14,095	94,312
Money Market S Class (MM1)	40,591	326,517
Money Market Series (MMS)	306,057	1,708,502
New Discovery S Class (M1A)	22,571	330,705
New Discovery Series (NWD)	154,926	379,647
Research S Class (RE1)	11,762	46,820
Research Series (RES)	508,793	189,795
Research Growth and Income S Class (RG1)	5,779	28,205
Research Growth and Income Series (RGS)	65,451	102,859
Research International S Class (RI1)	20,680	88,901
Research International Series (RIS)	52,662	178,461
Strategic Growth S Class (SG1)	21,227	136,202
Strategic Growth Series (SGS)	48,384	37,788
Strategic Income S Class (SI1)	12,261	90,205
Strategic Income Series (SIS)	37,179	183,426
Strategic Value S Class (SVS)	5,259	8,832
Technology S Class (TE1)	3,958	12,265
Technology Series (TEC)	33,053	55,986
Total Return S Class (MFJ)	133,814	833,454
Total Return Series (TRS)	1,031,998	2,009,655
Utilities S Class (MFE)	12,546	98,985
Utilities Series (UTS)	250,399	479,027
Value S Class (MV1)	48,300	241,312
Value Series (MVS)	195,629	475,337
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	11,650	106,745
Global Securities Fund (OGG)	120	679
Main St. Growth and Income (OMG)	4,697	78,808
Main St. Small Cap Growth Fund (OMS)	2,947	16,322
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	67	9,794
Low Duration Portfolio (PLD)	1,150	69,128
Real Return Bond Portfolio (PRR)	7,737	31,739
Total Return Bond Portfolio (PTR)	19,214	167,616
Sun Capital Advisers Trust
All Cap S Class (SSA)	10	543
Investment Grade Bond S Class (IGB)	109	94
Real Estate Fund S Class (SRE)	87	35,685
Real Estate Fund (SC3)	13,492	50,748

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table and an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Extra, and Regatta Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Regatta Masters IV and Regatta Masters VII, no reserves were required at year-end. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the Funds for each Sub-Account for the year ended December 31, 2004:

	Purchases	Sales
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	$9,845,564	$1,575,223
Templeton Growth Securities Fund Class 2 (FTG)	3,136,635	528,243
Templeton International Securities Fund (FTI)	87,487,257	3,048,039
Franklin Value Securities Fund (FVS)	7,273,378	1,936,472
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	4,282,772	627,527
Growth & Income Portfolio (LA1)	92,073,784	2,786,856
Growth Opportunities (LA9)	12,620,242	478,899
Mid-Cap Value (LA2)	31,775,537	1,750,694
MFS/Sun Life Series Trust:
Bond S Class (MF7)	24,711,452	16,497,032
Bond Series (BDS)	25,570,737	57,686,255
Capital Appreciation S Class (MFD)	4,348,911	4,614,133
Capital Appreciation Series (CAS)	13,405,639	118,599,587
Capital Opportunities S Class (CO1)	2,876,663	3,021,886
Capital Opportunities Series (COS)	5,504,856	53,937,303
Emerging Growth S Class (MFF)	4,404,247	2,680,526
Emerging Growth Series (EGS)	9,587,802	87,285,376
Emerging Markets Equity S Class (EM1)	2,368,918	2,358,149
Emerging Markets Equity Series (EME)	12,888,872	13,605,903
Global Asset Allocation S Class (GA1)
Global Asset Allocation Series (GAA)
Global Governments S Class (GG1)	1,586,961	1,941,930
Global Governments Series (GGS)	13,405,509	16,725,361
Global Growth S Class (GG2)	1,398,771	1,433,290
Global Growth Series (GGR)	6,681,750	39,545,858
Global Telecommunications S Class (GT1)
Global Telecommunications Series (GTS)
Global Total Return S Class (GT2)	2,741,119	1,607,180
Global Total Return Series (GTR)	17,248,268	28,274,793
Government Securities S Class (MFK)	70,213,704	30,523,763
Government Securities Series (GSS)	44,723,166	150,776,441
High Yield S Class (MFC)	47,876,477	38,490,728
High Yield Series (HYS)	42,382,624	80,214,605
International Growth S Class (IG1)	3,050,931	3,223,009
International Growth Series (IGS)	14,284,781	20,409,683
International Investors Trust S Class (MI1)	2,600,474	1,813,731
International Investors Trust Series (MII)	18,735,537	11,979,012
Managed Sectors S Class (MS1)	224,928	337,705
Managed Sectors Series (MSS)	2,018,818	29,578,496
Massachusetts Investors Growth Stock S Class (M1B)	19,675,001	12,151,433
Massachusetts Investors Growth Stock Series (MIS)	13,916,228	84,743,775
Massachusetts Investors Trust S Class (MFL)	10,590,070	12,580,874

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued
Massachusetts Investors Trust Series (MIT)	$23,485,407	$197,955,082
Mid Cap Growth S Class (MC1)	11,639,715	9,099,952
Mid Cap Growth Series (MCS)	18,101,780	20,897,173
Mid Cap Value S Class (MCV)	9,164,831	4,470,095
Money Market S Class (MM1)	109,785,012	74,062,276
Money Market Series (MMS)	117,306,695	222,703,350
New Discovery S Class (M1A)	28,047,101	6,666,892
New Discovery Series (NWD)	15,467,512	38,423,967
Research S Class (RE1)	8,733,961	2,771,942
Research Series (RES)	9,447,323	99,098,047
Research Growth and Income S Class (RG1)	1,317,514	1,530,668
Research Growth and Income Series (RGS)	9,574,863	16,473,112
Research International S Class (RI1)	29,109,629	5,317,117
Research International Series (RIS)	12,271,710	14,856,104
Strategic Growth S Class (SG1)	13,989,621	5,264,263
Strategic Growth Series (SGS)	5,416,319	10,616,099
Strategic Income S Class (SI1)	16,176,704	13,186,084
Strategic Income Series (SIS)	12,700,702	16,128,928
Strategic Value S Class (SVS)	3,041,534	1,207,032
Technology S Class (TE1)	667,642	1,148,378
Technology Series (TEC)	3,302,431	8,728,792
Total Return S Class (MFJ)	210,234,878	39,691,043
Total Return Series (TRS)	73,011,661	237,743,983
Utilities S Class (MFE)	7,398,769	4,134,664
Utilities Series (UTS)	16,003,599	44,926,054
Value S Class (MV1)	34,738,183	13,911,666
Value Series (MVS)	36,539,904	49,745,955
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	11,772,349	3,152,743
Global Securities Fund (OGG)	5,723,999	171,672
Main St. Growth and Income (OMG)	102,716,739	1,864,726
Main St. Small Cap Growth Fund (OMS)	4,657,277	1,007,038
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	1,712,360	160,815
Low Duration Portfolio (PLD)	120,990,395	2,222,816
Real Return Bond Portfolio (PRR)	15,169,956	3,656,191
Total Return Bond Portfolio (PTR)	22,104,623	9,280,174
Sun Capital Advisers Trust
All Cap S Class (SSA)	1,196,857	110,028
Investment Grade Bond S Class (IGB)	1,731,153	1,034,058
Real Estate Fund S Class (SRE)	19,198,805	1,811,233
Real Estate Fund (SC3)	4,842,692	3,218,388

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
FMS
	December 31, 2004	1,146,446	$11.1069	to	13.9198	$15,778,515	0.75%	1.25	to	2.30%	10.03	to	36.01%
	December 31, 2003	489,937	12.2638	to	12.5282	6,110,725	0.78	1.35	to	2.30	22.52	to	24.84
	December 31, 2002 (b)	35,337	10.1163	to	10.1476	357,959		1.35	to	2.30	1.16	to	1.48
FTG
	December 31, 2004 (d)	185,270	11.4492	to	15.8060	2,822,852	1.01	1.25	to	2.30	14.49	to	58.06
FTI
	December 31, 2004	8,240,520	11.6449	to	15.1080	120,369,576	1.01	1.25	to	2.55	15.50	to	49.57
	December 31, 2003	1,734,535	12.3883	to	12.9673	21,780,367	0.81	1.35	to	2.55	23.88	to	30.42
	December 31, 2002 (b)	109,241	9.5923	to	9.6281	1,049,989		1.35	to	2.30	(4.08)	to	(3.72)
FVS
	December 31, 2004	784,791	11.8836	to	16.6555	12,898,583	0.18	1.25	to	2.30	18.84	to	61.77
	December 31, 2003	403,105	13.3363	to	13.6440	5,464,413	0.16	1.35	to	2.30	29.35	to	35.96
	December 31, 2002 (b)	20,281	10.4355	to	10.4678	211,927		1.35	to	2.30	4.35	to	4.68
LAV
	December 31, 2004 (d)	344,432	11.6270	to	11.8619	4,063,023	0.73	1.25	to	2.30	16.27	to	18.62
LA1
	December 31, 2004	8,986,821	11.4511	to	15.3996	133,211,678	1.31	1.25	to	2.55	9.77	to	41.70
	December 31, 2003	2,488,679	11.9130	to	13.8575	33,267,291	1.89	1.35	to	2.55	19.13	to	38.08
	December 31, 2002 (b)	33,508	10.6887	to	10.7219	358,622	4.77	1.35	to	2.30	6.89	to	7.22
LA9
	December 31, 2004 (d)	1,203,674	11.0616	to	12.1119	13,428,847		1.25	to	2.55	10.62	to	21.12
LA2
	December 31, 2004	2,592,930	11.8315	to	16.0827	40,628,899	0.51	1.25	to	2.55	18.32	to	59.07
	December 31, 2003	437,574	12.4540	to	13.1433	5,685,572	1.01	1.35	to	2.30	21.95	to	30.97
	December 31, 2002 (b)	26,664	10.6397	to	10.6794	284,181	3.92	1.35	to	2.30	6.40	to	6.79
MF7
	December 31, 2004	6,078,648	10.4393	to	12.3943	72,842,791	5.91	1.00	to	2.55	3.20	to	5.01
	December 31, 2003	5,706,413	10.1154	to	11.8211	65,794,236	4.22	1.00	to	2.55	1.15	to	17.93
	December 31, 2002	3,399,082	10.5580	to	10.9115	36,841,435	3.50	1.00	to	2.10	5.58	to	8.81
	December 31, 2001 (a)	1,039,445	10.0563	to	10.0810	10,465,489		1.15	to	1.85	0.01	to	0.81
BDS
	December 31, 2004	11,381,676	13.3189	to	14.5404	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.7592	to	13.8771	196,808,905	5.07	1.15	to	1.85	2.20	to	31.19
	December 31, 2002	16,672,091	11.8359	to	12.8247	209,295,113	3.62	1.00	to	1.85	7.56	to	8.50
	December 31, 2001	14,562,283	10.9924	to	11.8661	169,138,563	3.26	1.00	to	1.85	5.79	to	6.71
MFD
	December 31, 2004	3,522,979	8.7952	to	14.6624	32,971,898		1.00	to	2.10	8.23	to	43.43
	December 31, 2003	3,536,749	8.0892	to	13.3964	30,045,935		1.00	to	2.30	19.28	to	33.68
	December 31, 2002	3,163,343	6.4212	to	10.5642	20,470,534	0.15	1.00	to	2.10	(33.81)	to	5.64
	December 31, 2001 (a)	1,178,384	9.7010	to	9.7249	11,446,860		1.15	to	1.85	(2.99)	to	(2.75)
CAS
	December 31, 2004	41,868,827	5.4557	to	27.1281	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.0044	to	24.7780	612,259,795		1.00	to	1.85	(48.81)	to	27.42
	December 31, 2002	53,276,821	3.9494	to	19.5203	560,298,723	0.17	1.00	to	1.85	(80.74)	to	(33.06)
	December 31, 2001	64,553,284	5.9333	to	32.0464	1,061,993,683	0.36	1.00	to	1.85	(26.71)	to	(26.07)
CO1
	December 31, 2004	1,675,705	8.9826	to	14.9448	16,686,864	0.29	1.10	to	2.25	9.98	to	16.04
	December 31, 2003	1,740,370	8.1338	to	13.4434	15,053,183	0.14	1.10	to	2.30	24.90	to	34.15
	December 31, 2002	1,659,796	6.4740	to	10.6299	10,868,241	0.06	1.10	to	2.30	(31.83)	to	6.30
	December 31, 2001 (a)	707,598	9.4967	to	9.5218	6,728,752		1.10	to	1.85	(5.03)	to	(4.80)
COS
	December 31, 2004	26,220,995	5.8264	to	16.8061	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.2469	to	15.1086	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
	December 31, 2002	36,579,889	4.1530	to	11.9403	248,530,711	0.09	1.00	to	1.85	(31.68)	to	(31.09)
	December 31, 2001	49,296,039	6.0616	to	17.3945	494,301,507		1.00	to	1.85	(26.32)	to	(25.71)
(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFF
	December 31, 2004	1,863,783	$ 8.9127	to	15.1566	$18,305,802	%	1.00	to	2.25%	(8.26)	to	48.99%
	December 31, 2003	1,705,653	8.0389	to	13.5806	14,517,814		1.15	to	2.25	22.48	to	35.52
	December 31, 2002	1,550,123	6.2456	to	10.4817	9,746,182		1.15	to	1.90	(35.57)	to	4.82
	December 31, 2001 (a)	526,836	9.6936	to	9.7174	5,113,096		1.15	to	1.85	(3.06)	to	(2.83)
EGS
	December 31, 2004	37,868,174	4.6166	to	19.3335	375,214,309		1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.1517	to	17.3125	407,376,323		1.00	to	1.85	29.06	to	30.18
	December 31, 2002	50,696,788	3.2151	to	13.3500	370,438,018		1.00	to	1.85	(35.40)	to	(34.83)
	December 31, 2001	65,948,379	4.9741	to	20.5656	763,479,404		1.00	to	1.85	(35.80)	to	(35.24)
EM1
	December 31, 2004	340,870	15.5229	to	19.1577	6,301,071	0.84	1.15	to	1.85	24.53	to	25.42
	December 31, 2003	336,533	12.4202	to	15.2823	4,983,507	0.39	1.15	to	2.05	24.20	to	52.82
	December 31, 2002	204,949	9.8964	to	10.1593	2,036,932	1.18	1.15	to	1.85	(3.93)	to	1.59
	December 31, 2001 (a)	36,622	10.3013	to	10.3266	377,616		1.15	to	1.85	3.01	to	3.27
EME
	December 31, 2004	3,707,620	14.2359	to	16.7834	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.4049	to	13.3776	46,170,963	0.59	1.00	to	1.85	18.65	to	51.08
	December 31, 2002	3,685,145	7.6143	to	8.8861	30,076,632	1.24	1.00	to	1.85	(3.75)	to	(2.92)
	December 31, 2001	3,800,561	7.9111	to	9.1857	31,963,479		1.00	to	1.85	(2.88)	to	(2.03)
GA1
	December 31, 2004 (#)
	December 31, 2003						5.19
	December 31, 2002	210,153	7.7172	to	8.9612	1,874,220	2.98	1.15	to	1.85	(8.64)	to	(7.97)
	December 31, 2001 (a)	51,398	9.7382	to	9.7621	501,186		1.15	to	1.85	(2.62)	to	(2.38)
GAA
	December 31, 2004 (#)
	December 31, 2003						5.62
	December 31, 2002	4,636,581	7.7172	to	14.6922	60,754,310	3.47	1.15	to	1.85	(8.85)	to	(8.20)
	December 31, 2001	5,837,945	8.4423	to	16.0044	84,504,987	5.02	1.15	to	1.85	(10.61)	to	(9.96)
GG1
	December 31, 2004	340,389	13.0273	to	14.9250	4,820,154	12.26	1.15	to	1.85	7.76	to	49.25
	December 31, 2003	408,658	12.0336	to	13.7443	5,349,433	5.62	1.15	to	1.85	13.17	to	37.44
	December 31, 2002	344,004	10.5848	to	11.5577	3,969,895		1.15	to	2.05	5.85	to	18.91
	December 31, 2001 (a)	17,109	9.6962	to	9.7200	166,093		1.15	to	1.85	(3.04)	to	(2.80)
GGS
	December 31, 2004	3,280,149	14.3527	to	20.2232	56,460,907	12.59	1.00	to	1.85	(8.36)	to	8.96
	December 31, 2003	3,854,620	13.2874	to	18.6329	61,738,804	5.37	1.00	to	1.85	2.95	to	36.10
	December 31, 2002	4,610,834	11.7112	to	16.3444	64,709,568		1.00	to	1.85	18.39	to	19.25
	December 31, 2001	3,647,399	9.8795	to	13.7399	44,882,046		1.15	to	1.85	(3.96)	to	(3.11)
GG2
	December 31, 2004	614,351	11.4406	to	15.6639	7,740,130	0.31	1.00	to	2.10	12.98	to	14.25
	December 31, 2003	615,859	10.1003	to	13.7376	6,778,114	0.26	1.00	to	2.30	5.11	to	37.38
	December 31, 2002	468,329	7.6154	to	10.2750	3,713,489	0.25	1.00	to	1.85	(21.15)	to	2.75
	December 31, 2001 (a)	140,349	9.6585	to	9.6823	1,357,130		1.15	to	1.85	(3.41)	to	(3.18)
GGR
	December 31, 2004	9,885,010	7.9081	to	23.9533	165,248,378	0.48	1.00	to	1.85	(13.15)	to	14.29
	December 31, 2003	11,683,281	6.9659	to	21.0097	175,751,261	0.49	1.15	to	1.85	32.94	to	33.90
	December 31, 2002	13,695,036	5.2372	to	15.7288	157,722,758	0.28	1.15	to	1.85	(20.86)	to	(20.29)
	December 31, 2001	17,723,668	6.6146	to	19.7806	260,751,103	0.71	1.15	to	1.85	(21.18)	to	(20.61)
GT1
	December 31, 2004 (#)
	December 31, 2003
	December 31, 2002	66,336	5.5809	to	6.8170	372,982		1.15	to	1.85	(40.69)	to	(31.83)
	December 31, 2001 (a)	24,957	9.4099	to	9.4331	235,015		1.15	to	1.85	(5.90)	to	(5.67)
GTS
	December 31, 2004 (#)
	December 31, 2003
	December 31, 2002	555,343	2.4709	to	2.6057	1,390,888		1.15	to	1.85	(40.61)	to	(40.18)
	December 31, 2001	662,983	4.1415	to	4.3653	2,777,404	0.06	1.15	to	1.85	(42.62)	to	(42.19)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(#) Fund closed in prior year

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GT2
	December 31, 2004	1,049,400	$13.2252	to	14.5915	$14,165,553	2.33%	1.15	to	2.05%	14.47	to	36.33%
	December 31, 2003	965,835	11.5294	to	12.6366	11,304,042	2.14	1.15	to	2.05	17.92	to	26.37
	December 31, 2002	575,530	9.5864	to	9.6983	5,544,326	1.70	1.00	to	1.85	(1.45)	to	(0.60)
	December 31, 2001 (a)	151,199	9.7279	to	9.7518	1,472,798		1.15	to	1.85	(2.72)	to	(2.48)
GTR
	December 31, 2004	8,363,603	12.5796	to	23.8232	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.9384	to	20.6270	151,229,262	2.10	1.15	to	1.85	11.31	to	21.58
	December 31, 2002	5,490,465	9.0578	to	17.0082	76,987,347	1.91	1.15	to	1.85	(1.26)	to	(0.54)
	December 31, 2001	5,780,805	9.1687	to	17.1432	84,171,649	4.19	1.15	to	1.85	(7.93)	to	(7.26)
MFK
	December 31, 2004	15,785,190	9.9252	to	11.3535	169,069,438	5.19	1.00	to	2.55	0.86	to	13.54
	December 31, 2003	12,383,782	9.8364	to	11.0490	131,892,096	3.98	1.10	to	2.55	(1.64)	to	10.49
	December 31, 2002	8,558,119	10.2092	to	10.9594	93,288,471	3.90	1.00	to	2.30	2.09	to	8.34
	December 31, 2001 (a)	2,355,604	10.0990	to	10.1238	23,818,975		1.15	to	1.85	0.99	to	1.24
GSS
	December 31, 2004	26,991,543	12.0756	to	19.0953	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.8457	to	18.6615	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	50,577,174	11.8031	to	18.5247	743,720,269	4.46	1.00	to	1.85	7.77	to	8.71
	December 31, 2001	43,557,072	10.9408	to	20.2862	595,911,760	5.36	1.00	to	1.85	5.45	to	6.37
MFC
	December 31, 2004	7,034,638	10.6489	to	13.6280	92,066,666	6.45	1.00	to	2.55	6.49	to	30.23
	December 31, 2003	6,699,213	10.8910	to	12.6501	81,254,026	8.01	1.10	to	2.55	8.91	to	26.50
	December 31, 2002	3,266,770	9.9081	to	10.6087	32,604,716	9.43	1.00	to	2.25	0.07	to	6.09
	December 31, 2001 (a)	838,150	9.8665	to	9.8907	8,280,487		1.15	to	1.85	(1.34)	to	(1.09)
HYS
	December 31, 2004	17,473,238	11.8536	to	22.9531	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.0197	to	21.2473	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
	December 31, 2002	20,985,015	9.2403	to	17.7408	257,293,833	10.19	1.00	to	1.85	0.80	to	1.67
	December 31, 2001	24,640,912	9.1623	to	17.5162	301,095,084	9.61	1.00	to	1.85	(0.14)	to	0.73
IG1
	December 31, 2004	1,328,474	12.9450	to	16.3494	17,567,913	0.38	1.00	to	2.05	16.14	to	17.21
	December 31, 2003	1,333,889	11.1229	to	13.9554	15,049,223	0.54	1.15	to	2.05	16.03	to	39.06
	December 31, 2002	1,265,240	8.1908	to	10.2091	10,427,953	0.64	1.15	to	1.85	(14.25)	to	2.09
	December 31, 2001	326,874	9.4853	to	9.5087	3,104,040		1.15	to	1.85	(5.15)	to	(4.91)
IGS
	December 31, 2004	9,969,224	10.3519	to	13.9724	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.8633	to	11.8829	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
	December 31, 2002	11,708,342	6.5089	to	8.6679	87,260,895	0.56	1.00	to	1.85	(13.52)	to	(12.77)
	December 31, 2001	13,618,628	7.5216	to	9.9505	116,926,690	0.71	1.00	to	1.85	(34.69)	to	(18.28)
MI1
	December 31, 2004	464,476	14.1533	to	17.0802	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.2888	to	13.5336	4,572,074	0.68	1.15	to	1.85	18.45	to	34.95
	December 31, 2002	253,434	8.6349	to	10.2839	2,198,379	0.97	1.15	to	1.85	(7.70)	to	2.84
	December 31, 2001 (a)	45,114	9.3555	to	9.3785	422,349		1.15	to	1.85	(6.45)	to	(6.21)
MII
	December 31, 2004	5,206,659	12.2041	to	19.0416	82,150,477	0.73	1.00	to	1.85	25.65	to	27.60
	December 31, 2003	4,579,850	9.7077	to	15.0821	58,724,401	1.02	1.15	to	1.85	31.16	to	32.11
	December 31, 2002	4,845,066	7.3979	to	11.4447	48,423,016	0.81	1.15	to	1.85	(7.68)	to	(7.01)
	December 31, 2001	5,653,736	8.0095	to	12.3381	61,526,355	1.98	1.15	to	1.85	(14.32)	to	(6.98)
MS1
	December 31, 2004	319,540	8.9250	to	13.8392	2,927,004		1.00	to	1.85	4.47	to	5.38
	December 31, 2003	328,461	8.5432	to	13.1598	2,863,166		1.00	to	1.85	(6.68)	to	31.60
	December 31, 2002	320,127	6.9685	to	10.6549	2,241,427		1.00	to	1.85	(27.52)	to	6.55
	December 31, 2001 (a)	78,580	9.6140	to	9.6377	756,187		1.15	to	1.85	(3.86)	to	(3.62)
MSS
	December 31, 2004	10,357,284	4.8965	to	21.9386	129,404,429	0.04	1.15	to	1.85	4.71	to	5.48
	December 31, 2003	12,280,302	4.6761	to	20.8512	148,949,104		1.15	to	1.85	22.97	to	23.86
	December 31, 2002	14,253,338	3.8027	to	16.8759	143,971,087		1.15	to	1.85	(77.23)	to	(26.83)
	December 31, 2001	18,605,449	5.2351	to	27.4680	262,609,717		1.15	to	1.85	(36.72)	to	(36.26)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
M1B
	December 31, 2004	7,277,585	$ 8.9065	to	13.4550	$75,706,711	%	1.00	to	2.55%	6.56	to	20.35%
	December 31, 2003	6,650,621	8.2983	to	12.4536	61,950,966		1.00	to	2.55	(12.58)	to	24.09
	December 31, 2002	4,230,272	6.8823	to	10.2607	29,392,471	0.12	1.00	to	2.10	(29.45)	to	2.61
	December 31, 2001	1,419,642	9.7550	to	9.7807	13,864,858		1.10	to	1.85	(2.45)	to	(2.21)
MIS
	December 31, 2004	52,900,145	5.9002	to	10.4204	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.4818	to	9.6165	464,658,182		1.00	to	1.85	21.11	to	22.15
	December 31, 2002	65,830,913	4.5242	to	7.8833	411,220,281	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	82,854,696	6.4040	to	11.0839	733,044,616	0.11	1.00	to	1.85	(26.29)	to	(25.65)
MFL
	December 31, 2004	7,171,814	9.8134	to	13.9709	75,087,391	0.83	1.00	to	2.25	9.22	to	38.35
	December 31, 2003	7,446,726	8.9484	to	12.6555	69,845,786	0.92	1.00	to	2.30	(7.58)	to	26.11
	December 31, 2002	6,235,850	7.4454	to	10.4607	46,842,065	0.95	1.00	to	2.10	(22.85)	to	4.61
	December 31, 2001 (a)	1,960,395	9.6506	to	9.6760	18,941,390		1.15	to	1.85	(3.49)	to	(3.26)
MIT
	December 31, 2004	71,195,865	8.1222	to	28.5811	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.3861	to	25.8800	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
	December 31, 2002	93,484,847	6.1232	to	21.3640	1,027,852,421	1.03	1.00	to	1.85	(22.69)	to	(22.01)
	December 31, 2001	114,934,813	7.9158	to	27.5009	1,672,347,859	0.81	1.00	to	1.85	(17.30)	to	(16.58)
MC1
	December 31, 2004	4,467,480	7.5470	to	16.3597	44,072,943		1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.7284	to	14.4891	36,228,952		1.00	to	2.55	(23.84)	to	44.89
	December 31, 2002	2,772,461	4.9917	to	10.6720	14,018,481		1.00	to	2.25	(48.15)	to	6.72
	December 31, 2001 (a)	723,935	9.6268	to	9.6505	6,977,776		1.15	to	1.85	(3.73)	to	(3.50)
MCS
	December 31, 2004	14,935,080	5.3057	to	5.6681	83,825,087		1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.7114	to	5.0019	76,141,789		1.15	to	1.85	35.33	to	36.31
	December 31, 2002	10,939,748	3.4780	to	3.6695	39,906,465		1.15	to	1.85	(48.14)	to	(47.76)
	December 31, 2001	10,773,649	6.6995	to	7.0246	75,425,977	0.07	1.15	to	1.85	(24.62)	to	(24.06)
MCV
	December 31, 2004	1,649,863	12.0488	to	16.2981	23,975,740		1.15	to	2.55	18.64	to	58.65
	December 31, 2003	1,271,769	10.1039	to	13.5495	15,678,656	0.03	1.15	to	2.55	1.04	to	35.01
	December 31, 2002 (c)	86,168	7.8310	to	10.3969	703,547		1.15	to	2.05	(21.69)	to	3.97
MM1
	December 31, 2004	8,633,307	9.5804	to	9.9889	84,038,433	0.64	1.00	to	2.55	(4.20)	to	(0.11)
	December 31, 2003	4,896,722	9.7496	to	9.9778	48,317,367	0.38	1.00	to	2.55	(2.50)	to	(0.63)
	December 31, 2002	5,279,063	9.9247	to	10.0406	52,748,947	1.00	1.00	to	2.10	(0.85)	to	0.01
	December 31, 2001 (a)	2,033,294	10.0094	to	10.0340	20,484,394	0.52	1.15	to	1.85	0.09	to	0.34
MMS
	December 31, 2004	19,134,186	10.0645	to	13.3052	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.1449	to	13.3815	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
	December 31, 2002	47,957,226	10.2453	to	13.4839	581,571,010	1.26	1.00	to	1.85	(55.73)	to	0.26
	December 31, 2001	53,824,814	10.2809	to	15.0699	654,496,482	3.49	1.00	to	1.85	1.85	to	2.74
M1A
	December 31, 2004	4,707,914	9.2786	to	14.5596	54,151,676		1.00	to	2.55	4.74	to	44.18
	December 31, 2003	3,069,941	8.8358	to	13.7450	28,856,139		1.00	to	2.30	(11.64)	to	37.45
	December 31, 2002	2,530,871	6.6917	to	10.2978	17,111,473		1.00	to	2.05	(34.89)	to	2.98
	December 31, 2001 (a)	744,162	10.2864	to	10.3117	7,664,202		1.15	to	1.85	2.86	to	3.12
NWD
	December 31, 2004	15,598,558	7.3969	to	14.5325	164,314,000		1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.9904	to	13.6762	176,434,664		1.00	to	1.85	32.79	to	33.94
	December 31, 2002	18,934,627	5.2482	to	10.2251	142,395,159		1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	20,720,859	8.0117	to	15.5437	238,495,660		1.00	to	1.85	(8.76)	to	(6.20)
RE1
	December 31, 2004	2,212,955	9.8168	to	14.7062	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.6571	to	12.8834	15,941,604	0.54	1.10	to	2.15	(10.21)	to	28.38
	December 31, 2002	998,378	7.0555	to	10.4308	7,124,245	0.39	1.10	to	2.05	(26.73)	to	4.31
	December 31, 2001 (a)	322,046	9.6300	to	9.6554	3,105,571		1.10	to	1.85	(3.70)	to	(3.46)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
RES
	December 31, 2004	28,414,936	$ 6.7673	to	22.1793	$416,020,180	0.93%	1.15	to	1.85%	13.68	to	14.51%
	December 31, 2003	34,114,618	5.9499	to	19.4171	449,074,479	0.86	1.15	to	1.85	(39.13)	to	23.89
	December 31, 2002	40,346,263	4.8348	to	15.7110	442,075,147	0.42	1.00	to	1.85	(26.53)	to	(25.99)
	December 31, 2001	52,722,243	6.5771	to	21.2818	797,021,574	0.03	1.15	to	1.85	(22.86)	to	(22.29)
RG1
	December 31, 2004	905,199	10.6715	to	14.8441	9,872,571	0.47	1.10	to	2.05	7.77	to	13.03
	December 31, 2003	919,450	9.5333	to	13.1465	8,883,437	0.59	1.10	to	2.05	(4.67)	to	30.72
	December 31, 2002	836,210	7.6204	to	10.4365	6,404,569	0.67	1.10	to	1.85	(23.54)	to	4.37
	December 31, 2001 (a)	317,814	9.9056	to	9.9300	3,151,992		1.10	to	1.85	(0.94)	to	(0.70)
RGS
	December 31, 2004	7,171,116	9.2426	to	13.8656	80,437,148	0.67	1.00	to	1.85	(0.74)	to	13.32
	December 31, 2003	7,761,504	8.2069	to	12.2587	77,446,938	0.77	1.15	to	1.85	25.50	to	26.41
	December 31, 2002	7,794,225	6.5327	to	9.7214	61,785,510	0.71	1.15	to	1.85	(22.86)	to	(22.30)
	December 31, 2001	8,941,881	8.4599	to	12.5421	92,120,442	0.43	1.15	to	1.85	(12.56)	to	(11.92)
RI1
	December 31, 2004	4,045,282	11.8126	to	15.9581	59,726,643	0.38	1.15	to	2.55	17.87	to	56.10
	December 31, 2003	2,221,110	10.6762	to	13.3535	27,027,191	0.26	1.15	to	2.55	12.63	to	33.25
	December 31, 2002	688,316	8.1535	to	10.1312	5,755,219	0.28	1.15	to	2.10	(13.67)	to	1.31
	December 31, 2001 (a)	269,147	9.4009	to	9.4240	2,533,532		1.15	to	1.85	(5.99)	to	(5.76)
RIS
	December 31, 2004	7,228,881	9.8769	to	17.3169	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.2779	to	14.4526	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
	December 31, 2002	8,305,636	6.2814	to	10.9211	61,819,925	0.26	1.15	to	1.85	(13.12)	to	(12.49)
	December 31, 2001	9,379,991	7.2078	to	12.4795	79,918,982	0.83	1.15	to	1.85	(19.29)	to	(18.70)
SG1
	December 31, 2004	3,351,218	8.6962	to	14.7251	40,429,490		1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.3133	to	13.9839	29,290,904		1.00	to	2.55	(10.25)	to	39.84
	December 31, 2002	729,461	6.6667	to	11.1313	4,997,289		1.00	to	2.05	(31.44)	to	11.31
	December 31, 2001 (a)	204,017	9.7238	to	9.7478	1,985,914		1.15	to	1.85	(2.76)	to	(2.52)
SGS
	December 31, 2004	7,207,008	5.5648	to	7.3502	45,009,582		1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.3050	to	6.9772	47,472,900		1.00	to	1.85	25.18	to	26.25
	December 31, 2002	8,056,046	4.2359	to	5.5475	38,193,061		1.00	to	1.85	(31.40)	to	(30.80)
	December 31, 2001	10,790,691	6.1712	to	9.7341	73,896,639		1.00	to	1.85	(26.04)	to	(25.39)
SI1
	December 31, 2004	1,930,592	12.0538	to	12.6752	24,035,088	5.67	1.15	to	2.25	5.40	to	23.75
	December 31, 2003	1,775,616	11.4507	to	11.8921	20,856,822	4.05	1.15	to	2.25	10.17	to	17.28
	December 31, 2002	1,211,192	10.4234	to	10.6959	12,904,706	3.83	1.00	to	2.30	4.23	to	6.23
	December 31, 2001 (a)	256,166	10.0643	to	10.0890	2,581,663		1.15	to	1.85	0.64	to	0.89
SIS
	December 31, 2004	4,922,159	12.6404	to	13.4491	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.9144	to	12.5915	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
	December 31, 2002	5,060,468	10.7476	to	11.2823	56,213,140	4.38	1.00	to	1.85	5.50	to	6.26
	December 31, 2001	4,516,487	10.1823	to	10.6172	47,304,649	3.32	1.00	to	1.85	1.43	to	17.49
SVS
	December 31, 2004	847,507	11.1803	to	15.8984	11,455,484	0.23	1.15	to	2.25	13.64	to	57.06
	December 31, 2003	696,940	9.6926	to	13.6640	8,170,754	0.09	1.15	to	2.30	(3.07)	to	36.64
	December 31, 2002 (c)	131,129	7.8014	to	10.8817	1,072,102		1.15	to	2.10	(21.99)	to	8.82
TE1
	December 31, 2004	482,254	7.3009	to	15.8084	3,633,413		1.15	to	1.85	0.07	to	0.79
	December 31, 2003	547,602	7.2956	to	15.6925	4,095,386		1.15	to	2.05	(25.82)	to	56.48
	December 31, 2002	292,860	5.1135	to	10.9267	1,507,781		1.15	to	1.85	(47.37)	to	9.27
	December 31, 2001 (a)	97,036	9.7162	to	9.7402	943,990		1.15	to	1.85	(2.84)	to	(2.60)
TEC
	December 31, 2004	6,675,608	3.2606	to	3.6344	23,074,612		1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.2398	to	3.5893	28,352,273		1.00	to	2.50	42.71	to	43.74
	December 31, 2002	5,811,547	2.2680	to	2.5067	14,026,934		1.00	to	1.85	(46.99)	to	(46.53)
	December 31, 2001	7,440,220	4.2737	to	4.6876	33,859,676	0.02	1.00	to	1.85	(40.00)	to	(39.48)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFJ
	December 31, 2004	35,062,662	$10.9007	to	13.3545	$433,233,722	2.17%	1.00	to	2.55%	8.36	to	32.09%
	December 31, 2003	21,048,945	10.2866	to	12.1619	231,480,462	2.74	1.00	to	2.50	2.87	to	20.93
	December 31, 2002	13,048,289	9.0028	to	10.5361	120,728,633	2.87	1.00	to	2.30	(9.97)	to	5.36
	December 31, 2001 (a)	3,047,596	9.9469	to	9.9714	30,354,276	-	1.15	to	1.85	(0.53)	to	(0.29)
TRS
	December 31, 2004	70,122,337	11.9625	to	30.2533	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.9232	to	27.5211	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
	December 31, 2002	86,032,615	9.4901	to	23.8208	1,430,271,084	3.22	1.00	to	1.85	(68.81)	to	(6.66)
	December 31, 2001	92,999,406	10.2447	to	30.7555	1,718,764,462	3.41	1.00	to	1.85	(1.36)	to	(0.64)
MFE
	December 31, 2004	1,823,681	11.3020	to	19.1479	24,246,657	1.74	1.00	to	2.25	21.17	to	89.62
	December 31, 2003	1,653,827	8.8571	to	14.9068	15,912,021	2.77	1.00	to	2.30	5.51	to	49.07
	December 31, 2002	1,391,497	6.6338	to	11.0847	9,331,003	3.74	1.00	to	2.05	(25.56)	to	10.85
	December 31, 2001 (a)	605,177	8.9110	to	8.9330	5,400,088		1.15	to	1.85	(10.89)	to	(10.67)
UTS
	December 31, 2004	18,353,815	9.3039	to	29.1618	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.2490	to	22.6819	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	22,902,575	5.4038	to	16.8792	210,814,418	3.79	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	32,768,627	7.2083	to	22.4771	406,075,169	3.81	1.00	to	1.85	(25.72)	to	(25.18)
MV1
	December 31, 2004	9,411,407	11.3265	to	14.7447	117,692,787	1.14	1.00	to	2.55	12.24	to	46.02
	December 31, 2003	7,717,616	10.0399	to	12.9572	83,091,042	1.35	1.00	to	2.55	0.40	to	29.11
	December 31, 2002	5,567,204	8.2070	to	10.4844	46,412,389	0.75	1.00	to	2.10	(17.93)	to	4.84
	December 31, 2001 (a)	1,683,747	9.7757	to	9.8015	16,478,083		1.10	to	1.85	(2.24)	to	(1.98)
MVS
	December 31, 2004	22,855,509	11.4346	to	16.0188	332,260,043	1.30	1.00	to	1.85	13.38	to	35.09
	December 31, 2003	23,811,669	10.0749	to	14.0264	304,199,758	1.63	1.15	to	1.85	23.00	to	23.89
	December 31, 2002	25,236,732	8.1828	to	11.3216	261,243,141	0.83	1.00	to	1.85	(15.18)	to	(14.44)
	December 31, 2001	23,493,630	9.6370	to	13.2508	283,811,117	0.50	1.00	to	1.85	(9.21)	to	8.42
OCA
	December 31, 2004	2,178,624	12.2953	to	14.6981	30,806,058	0.22	1.25	to	2.55	3.89	to	43.60
	December 31, 2003	1,528,490	11.8349	to	13.9752	20,450,955	0.02	1.35	to	2.55	18.35	to	39.26
	December 31, 2002 (b)	16,503	10.8085	to	10.8398	178,514		1.35	to	2.05	8.09	to	8.40
OGG
	December 31, 2004 (d)	514,788	12.1774	to	12.3035	6,301,890	0.10	1.25	to	2.30	21.77	to	23.04
OMG
	December 31, 2004	8,686,835	11.1107	to	13.6327	114,799,188	0.25	1.25	to	2.55	6.63	to	34.84
	December 31, 2003	509,155	11.8023	to	12.6618	6,365,427	0.19	1.35	to	2.30	18.02	to	25.99
	December 31, 2002 (b)	17,855	9.5579	to	10.1512	180,752		1.35	to	2.25	(4.42)	to	1.51
OMS
	December 31, 2004	489,698	15.2353	to	16.9475	8,170,089		1.25	to	2.30	16.49	to	67.01
	December 31, 2003	236,889	13.7917	to	14.4153	3,383,961		1.35	to	2.30	37.92	to	43.64
	December 31, 2002 (b)	15,242	10.0990	to	10.1304	154,060		1.35	to	2.10	0.99	to	1.30
PMB
	December 31, 2004 (d)	96,856	15.8431	to	16.7115	1,583,863	4.20	1.25	to	2.25	58.43	to	67.11
PLD
	December 31, 2004 (d)	11,851,375	9.9261	to	10.0564	118,663,580	1.46	1.25	to	2.55	(0.74)	to	0.56
PRR
	December 31, 2004	1,942,972	10.2697	to	12.1722	23,367,250	1.04	1.25	to	2.30	2.70	to	20.98
	December 31, 2003	997,936	11.1063	to	11.3288	11,220,537	1.66	1.35	to	2.30	6.57	to	12.97
	December 31, 2002 (b)	48,547	10.5171	to	10.5497	511,033	3.18	1.35	to	2.10	5.17	to	5.50
PTR
	December 31, 2004	4,491,441	10.1448	to	11.1480	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.9532	to	10.7740	36,064,300	2.54	1.35	to	2.55	(0.47)	to	7.59
	December 31, 2002 (b)	144,063	10.3584	to	10.4113	1,494,943	3.71	1.35	to	2.25	3.58	to	4.11
SSA
	December 31, 2004 (d)	99,939	11.0730	to	11.1712	1,110,866	0.09	1.25	to	2.30	10.73	to	12.78

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
IGB
	December 31, 2004 (d)	67,201	$10.2282	to	10.3705	$694,126	4.32%	1.25	to	2.30%	2.28	to	3.71%
SRE
	December 31, 2004 (d)	1,693,151	12.3194	to	12.4577	20,994,795		1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2004	1,046,871	15.7675	to	18.5935	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.1371	to	14.1883	12,836,641		1.35	to	2.55	21.37	to	41.88
	December 31, 2002 (b)	27,198	10.0602	to	10.0914	273,956	34.66	1.35	to	2.10	0.60	to	0.91

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Report of Independent Registered Public Accounting Firm

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Growth Series 2 Sub-Account, AIM V.I. Core Equity Series 2 Sub-Account, AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, AIM V.I Value Sub-Account, AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Arnhold and S. Bleichroader First Eagle SoGen Overseas Variable Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Alliance VP Quasar Sub-Account, Credit Suisse Institutional Emerging Markets Sub-Account, Credit Suisse Institutional International Equity Sub-Account, Credit Suisse Institutional Global Post-Venture Capital Sub-Account, Credit Suisse Institutional Small Company Growth Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton VIP Growth Securities Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Class 2 Sub-Account, Goldman Sachs VIT CORE Small Cap Equity Sub-Account, Goldman Sachs VIT CORE U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, Goldman Sachs VIT Capital Growth Sub-Account, INVESCO VIF Dynamics Sub-Account, INVESCO VIF Small Company Growth Sub-Account, J.P. Morgan Trust II U.S. Disciplined Equity Sub-Account, J.P. Morgan Trust II International Opportunities Sub-Account, J.P. Morgan Trust II Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett Mid Cap Value Sub-Account, Lord Abbett International Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, PIMCO VIT High Yield Sub-Account, PIMCO VIT Emerging Markets Bond Sub-Account, PIMCO VIT Real Return Sub-Account, PIMCO VIT Total Return Sub-Account, Rydex VT Nova Sub-Account, Rydex VT OTC Sub-Account, Salomon Brothers VS Capital Sub-Account, Salomon Brothers VS Investors Sub-Account, Salomon Brothers VS Strategic Bond Sub-Account, Salomon Brothers VS Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, SC Select Equity Sub-Account, SC Blue Chip Mid Cap Sub-Account, SC Investors Foundation Sub-Account, SC Davis Venture Value Sub-Account, SC Davis Financial Sub-Account, SC Value Equity Sub-Account, SC Value Mid Cap Sub-Account, SC Value Small Cap Sub-Account, SC Value Managed Sub-Account, SC Neuberger Berman Mid Cap Value Sub-Account, SC Neuberger Berman Mid Cap Growth Sub-Account, SC Alger Growth Sub-Account, SC Alger Income & Growth Sub-Account, SC Alger Small Capitalization Sub-Account and Sun Capital All Cap Sub-Account of Sun Life of Canada (U.S.) Variable Account F, (the ''Sub-Accounts'') as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2004 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 28, 2005

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004
Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Fund, Inc

V.I. Growth Fund Series 2 (AG2)	59,196	$782,129	$942,995
V.I. Core Equity Fund Series 2 (AG3)	19,573	355,936	440,009
V.I. Capital Appreciation Fund (AI1)	1,380,357	30,506,547	31,320,299
V.I. Growth Fund (AI2)	2,123,587	31,095,486	34,083,579
V.I. Growth and Income Fund (AI3)	1,566,215	36,302,188	35,396,457
V.I. International Equity Fund (AI4)	1,679,309	24,694,435	33,199,945
V.I. Value Fund (AI5)	258,305	4,829,646	5,501,905
V.I. Capital Appreciation Fund Series 2 (AI7)	42,740	823,046	961,653
V.I. International Growth Fund Series 2 (AI8)	45,302	638,069	890,184
V.I. Premier Equity Fund Series 2 (AI9)	9,474	184,210	200,665
Arnhold and S. Bleichroader Advisers, Inc
First Eagle SoGen Overseas Variable Fund (SGI)	5,194,094	96,625,496	142,733,696
The Alger American Fund
Growth Portfolio (AL1)	1,187,681	49,199,129	41,711,358
Income and Growth Portfolio (AL2)	2,644,239	29,795,868	26,574,605
Small Capitalization Portfolio (AL3)	376,309	6,700,612	7,624,029
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	514,278	10,421,902	11,884,975
Technology Fund (AN2)	139,261	1,854,688	2,100,054
Growth and Income Fund (AN3)	1,937,844	36,054,147	46,256,337
Worldwide Privatization Fund (AN4)	329,164	4,749,192	6,619,491
Quasar Fund (AN5)	246,236	2,398,360	2,839,100
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio (CS1)	95,046	943,194	1,258,405
International Equity Portfolio (CS2)	52,386	557,180	526,477
Global Post-Venture Capital Portfolio (CS3)	44,424	584,140	495,326
Small Company Growth Portfolio (CS4)	140,335	1,818,351	2,147,120
Fidelity Variable Insurance Products Funds
VIP Contrafund (FL1)	1,353,331	28,068,392	35,660,271
VIP Overseas Fund (FL2)	545,134	6,887,197	9,479,881
VIP Growth Fund (FL3)	2,157,242	59,579,402	68,255,138
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 (FTG)	376,197	4,159,918	4,826,603
Foreign Securities Fund Class 2 (FTI)	336,848	3,953,496	4,833,764
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund (GS2)	463,143	5,387,599	6,669,265
VIT CORE US Equity Fund (GS3)	1,328,700	14,814,710	16,502,450
VIT Growth and Income Fund (GS4)	602,199	6,054,089	7,051,745
VIT International Equity Fund (GS5)	904,702	8,894,874	9,616,986
VIT Capital Growth Fund (GS7)	397,925	3,585,292	4,134,445
INVESCO Variable Investment Funds, Inc.
Dynamics Fund (IV1)	156,518	1,606,342	2,087,945
Small Company Growth Fund (IV2)	245,054	3,049,092	3,776,289
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio (JP1)	789,272	11,603,946	10,726,209
International Opportunities Portfolio (JP2)	440,276	4,270,723	4,895,870
Small Company Portfolio (JP3)	370,685	5,032,091	6,627,851
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio (LA1)	6,941,802	154,998,252	188,678,169
Mid Cap Value (LA2)	5,012,495	77,926,074	104,209,768
International Portfolio (LA3)	456,705	3,187,550	3,909,396
MFS/Sun Life Series Trust
Capital Appreciation Series (CAS)	709,825	14,309,752	13,664,135
Emerging Growth Series (EGS)	1,578,571	24,415,178	24,704,630
Government Securities Series (GSS)	3,087,652	41,554,529	40,633,497
High Yield Series (HYS)	3,610,039	24,039,380	26,425,489
New Discovery S Class (M1A)	3,448,615	37,837,597	46,625,274

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004 - continued
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Massachusetts Investors Growth Stock S Class (M1B)	1,140,571	$9,476,811	$10,664,342
High Yield S Class (MFC)	2,216,938	14,903,065	16,139,308
Capital Appreciation S Class (MFD)	112,073	1,902,689	2,141,711
Utilities S Class (MFE)	520,534	5,577,450	8,083,894
Emerging Growth S Class (MFF)	183,829	2,413,633	2,851,183
Total Return S Class (MFJ)	4,127,795	70,779,090	80,203,065
Government Securities S Class (MFK)	2,122,032	28,665,234	27,798,616
Massachusetts Investors Trust S Class (MFL)	232,828	5,732,909	6,549,463
Massachusetts Investors Growth Stock Series (MIS)	3,115,320	30,611,354	29,346,316
Massachusetts Investors Trust Series (MIT)	913,870	25,862,153	25,835,095
Money Market Series (MMS)	3,575,629	3,575,629	3,575,629
New Discovery Series (NWD)	2,985,706	30,864,546	40,725,025
Total Return Series (TRS)	2,743,589	46,421,570	53,637,156
Utilities Series (UTS)	2,062,353	26,460,043	32,193,336
OCC Accumulation Trust
Equity Portfolio (OP1)	151,480	5,131,280	5,453,264
Mid Cap Portfolio (OP2)	650,595	8,735,312	9,297,001
Small Cap Portfolio (OP3)	87,825	2,465,006	3,174,870
Managed Portfolio (OP4)	40,370	1,621,525	1,724,996
PIMCO Variable Insurance Trust
High Yield Portfolio (PHY)	9,495,486	73,236,233	79,762,081
Emerging Markets Bond Portfolio (PMB)	4,659,812	58,724,879	61,556,121
Real Return Portfolio (PRR)	1,508,122	18,721,692	19,484,937
Total Return Portfolio (PTR)	9,955,325	103,417,108	104,630,468
Rydex Variable Trust
Nova Fund (RX1)	139,851	893,052	1,155,170
OTC Fund (RX2)	203,075	2,487,854	2,922,248
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (SB1)	42,331	602,751	712,430
Investors Fund (SB2)	43,581	549,017	601,852
Strategic Bond Fund (SB3)	283,818	2,957,444	3,087,937
Total Return Fund (SB4)	327,720	3,451,980	3,693,401
Sun Capital Advisers Trust
Sun Capital Money Market Fund (SC1)	102,909,574	102,909,574	102,909,574
Sun Capital Investment Grade Bond Fund (SC2)	5,081,789	49,265,495	51,275,254
Sun Capital Real Estate Fund (SC3)	3,943,477	51,401,216	74,965,502
SC Select Equity Fund (SC4)
SC Blue Chip Mid Cap Fund (SC5)	4,636,572	60,875,650	84,061,042
SC Investors Foundation Fund (SC6)
SC Davis Venture Value Fund (SC7)	4,635,542	39,327,023	49,183,104
SC Davis Financial Fund (SC8)
SC Value Equity Fund (SC9)
SC Value Mid Cap Fund (SCA)
SC Value Small Cap Fund (SCB)	5,552,616	62,377,968	84,455,283
SC Value Managed Fund ( SCC)
SC Neuberger Berman Mid Cap Value Fund (SCH)
SC Neuberger Berman Mid Cap Growth Fund (SCI)
SC Alger Growth Fund (SCJ)
SC Alger Income & Growth Fund (SCK)
SC Alger Small Capitalization Fund (SCL)
Sun Capital All Cap Fund (SCM)	313,698	3,626,882	3,911,815
		$1,873,154,543	$2,167,466,223
Liability:
Payable to Sponsor			(378,546)
Net Assets			$2,167,087,677

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004 - continued
Net Assets Applicable to Participants:	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS Consolidated Futurity Contracts:	Units	Value	Annuities	Total
AIM Variable Insurance Fund, Inc.
AG2	83,335	$927,116	$15,822	$942,938
AG3	37,182	440,009		440,009
AI1	4,032,429	31,288,440	24,556	31,312,996
AI2	5,955,627	33,991,798	83,485	34,075,283
AI3	4,307,659	35,304,331	88,872	35,393,203
AI4	3,574,144	33,124,209	67,994	33,192,203
AI5	705,233	5,501,905		5,501,905
AI7	83,459	943,131	18,456	961,587
AI8	63,338	890,184		890,184
AI9	17,199	200,665		200,665
Arnhold and S. Bleichroader Advisers, Inc.
SGI	6,913,520	142,626,221	108,040	142,734,261
The Alger American Fund
AL1	5,448,196	41,621,649	89,021	41,710,670
AL2	2,847,367	26,472,993	81,545	26,554,538
AL3	1,007,491	7,591,563	29,766	7,621,329
Alliance Variable Products Series Fund, Inc.
AN1	1,506,718	11,884,975		11,884,975
AN2	281,520	2,100,054		2,100,054
AN3	4,469,640	46,238,978	12,651	46,251,629
AN4	465,307	6,606,248	12,833	6,619,081
AN5	264,939	2,806,004	38,328	2,844,332
Credit Suisse Institutional Fund, Inc.
CS1	80,296	1,229,114	27,356	1,256,470
CS2	53,306	525,794	617	526,411
CS3	45,514	479,261	13,336	492,597
CS4	191,347	2,143,976	2,821	2,146,797
Fidelity Variable Insurance Products Funds
FL1	2,876,581	35,633,767	25,440	35,659,207
FL2	931,307	9,479,881		9,479,881
FL3	7,870,040	68,206,314	44,756	68,251,070
Franklin Templeton Variable Insurance Products Trust
FTG	307,055	4,813,951	12,763	4,826,714
FTI	305,720	4,833,764		4,833,764
Goldman Sachs Variable Insurance Trust
GS2	421,700	6,639,127	24,827	6,663,954
GS3	1,604,359	16,385,094	106,460	16,491,554
GS4	643,199	7,051,742		7,051,742
GS5	993,729	9,579,155	35,307	9,614,462
GS7	444,078	4,134,445		4,134,445
INVESCO Variable Investment Funds, Inc
IV1	236,847	2,087,945		2,087,945
IV2	390,021	3,776,289		3,776,289
J.P. Morgan Series Trust II
JP1	1,162,485	10,645,318	75,951	10,721,269
JP2	496,484	4,879,186	14,638	4,893,824
JP3	511,581	6,625,979	313	6,626,292
Lord Abbett Series Fund, Inc
LA1	14,554,694	188,483,193	188,595	188,671,788
LA2	7,462,770	104,070,062	144,687	104,214,749
LA3	358,522	3,909,396		3,909,396
MFS/Sun Life Series Trust
CAS	1,891,535	13,621,746	38,081	13,659,827
EGS	3,432,360	24,583,020	110,446	24,693,466
GSS	3,177,865	40,557,558	68,235	40,625,793

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2004 - continued
	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS/Sun Life Series Trust - continued	Units	Value	Annuities	Total
HYS	2,128,350	$26,324,937	$92,018	$26,416,955
M1A	4,509,615	46,593,261	32,483	46,625,744
M1B	1,147,235	10,664,342		10,664,342
MFC	1,255,887	16,139,308		16,139,308
MFD	228,056	2,141,711		2,141,711
MFE	683,728	8,083,724	162	8,083,886
MFF	296,488	2,851,183		2,851,183
MFJ	6,635,879	80,062,844	133,069	80,195,913
MFK	2,514,641	27,795,694	2,852	27,798,546
MFL	641,452	6,532,570	16,730	6,549,300
MIS	4,227,994	29,261,633	83,792	29,345,425
MIT	2,926,859	25,699,345	114,575	25,813,920
MMS	318,670	3,575,629		3,575,629
NWD	4,180,165	40,671,121	55,382	40,726,503
TRS	4,027,577	53,552,433	77,301	53,629,734
UTS	2,734,745	32,001,455	172,786	32,174,241
OCC Accumulation Trust
OP1	472,824	5,440,126	11,981	5,452,107
OP2	405,762	9,217,104	73,209	9,290,313
OP3	173,617	3,133,240	37,426	3,170,666
OP4	145,797	1,724,996		1,724,996
PIMCO Variable Insurance Trust
PHY	5,662,497	79,708,171	54,285	79,762,456
PMB	3,755,012	61,488,427	66,122	61,554,549
PRR	1,673,196	19,477,396	7,470	19,484,866
PTR	9,586,165	104,588,364	42,395	104,630,759
Rydex Variable Trust
RX1	137,931	1,155,170		1,155,170
RX2	330,956	2,922,248		2,922,248
Salomon Brothers Variable Series Funds, Inc.
SB1	43,010	712,430		712,430
SB2	46,159	601,852		601,852
SB3	208,946	3,051,760	32,677	3,084,437
SB4	311,151	3,678,388	13,794	3,692,182
Sun Capital Advisers Trust
SC1	9,989,638	102,632,057	148,677	102,780,734
SC2	3,916,087	51,113,828	139,125	51,252,953
SC3	3,421,485	74,867,509	97,338	74,964,847
SC4
SC5	5,905,259	83,890,250	159,402	84,049,652
SC6
SC7	4,738,650	49,052,439	109,613	49,162,052
SC8
SC9
SCA
SCB	5,487,756	84,266,135	185,148	84,451,283
SCC
SCH
SCI
SCJ
SCK
SCL
SCM	271,452	3,822,352	90,885	3,913,237
Net Assets		$2,163,430,982	$3,656,695	$2,167,087,677

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004
	AG2	AG3	AI1	AI2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$3,466	$	$
Mortality and expense risk charges	(12,409)	(6,660)	(402,107)	(445,993)
Distribution and administrative expense charges	(1,489)	(799)	(48,253)	(53,519)
Net investment income (loss)	$(13,898)	$(3,993)	$(450,360)	$(499,512)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$18,720	$9,203	$(2,188,696)	$(1,706,194)
Realized gain distributions
Net realized gains (losses)	$18,720	$9,203	$(2,188,696)	$(1,706,194)

Net unrealized appreciation (depreciation) on investments:
End of year	$160,866	$84,073	$813,752	$2,988,093
Beginning of year	98,368	61,454	(3,298,574)	(1,334,646)
Change in unrealized appreciation (depreciation)	$62,498	$22,619	$4,112,326	$4,322,739

Realized and unrealized gains (losses)	$81,218	$31,822	$1,923,630	$2,616,545
Increase (Decrease) in net assets from operations	$67,320	$27,829	$1,473,270	$2,117,033

	AI3	AI4	AI5	AI7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$335,990	$196,489	$24,739	$
Mortality and expense risk charges	(470,717)	(394,264)	(76,097)	(12,503)
Distribution and administrative expense charges	(56,486)	(47,312)	(9,132)	(1,500)
Net investment income (loss)	$(191,213)	$(245,087)	$(60,490)	$(14,003)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,773,349)	$510,223	$(12,250)	$54,524
Realized gain distributions
Net realized gains (losses)	$(1,773,349)	$510,223	$(12,250)	$54,524

Net unrealized appreciation (depreciation) on investments:
End of year	$(905,731)	$8,505,510	$672,259	$138,607
Beginning of year	(5,326,654)	2,608,898	377,688	135,569
Change in unrealized appreciation (depreciation)	$4,420,923	$5,896,612	$294,571	$3,038

Realized and unrealized gains (losses)	$2,647,574	$6,406,835	$282,321	$57,562
Increase (Decrease) in net assets from operations	$2,456,361	$6,161,748	$221,831	$43,559

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004
	AI8	AI9	SGI	AL1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,173	$617	$3,038,471	$
Mortality and expense risk charges	(11,181)	(2,579)	(1,767,551)	(588,787)
Distribution and administrative expense charges	(1,342)	(310)	(212,106)	(70,654)
Net investment income (loss)	$(8,350)	$(2,272)	$1,058,814	$(659,441)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$38,448	$3,436	$7,445,875	$(5,955,487)
Realized gain distributions			3,187,904
Net realized gains (losses)	$38,448	$3,436	$10,633,779	$(5,955,487)

Net unrealized appreciation (depreciation) on investments:
End of year	$252,115	$16,455	$46,108,200	$(7,487,771)
Beginning of year	125,704	10,453	29,543,664	(15,423,050)
Change in unrealized appreciation (depreciation)	$126,411	$6,002	$16,564,536	$7,935,279

Realized and unrealized gains (losses)	$164,859	$9,438	$27,198,315	$1,979,792
Increase (Decrease) in net assets from operations	$156,509	$7,166	$28,257,129	$1,320,351

	AL2	AL3	AN1	AN2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$163,628	$	$	$
Mortality and expense risk charges	(379,717)	(100,193)	(151,581)	(32,474)
Distribution and administrative expense charges	(45,566)	(12,023)	(18,190)	(3,897)
Net investment income (loss)	$(261,655)	$(112,216)	$(169,771)	$(36,371)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(2,944,851)	$(342,483)	$(73,150)	$156,587
Realized gain distributions
Net realized gains (losses)	$(2,944,851)	$(342,483)	$(73,150)	$156,587

Net unrealized appreciation (depreciation) on investments:
End of year	$(3,221,263)	$923,417	$1,463,073	$245,366
Beginning of year	(8,006,971)	(577,271)	480,912	349,964
Change in unrealized appreciation (depreciation)	$4,785,708	$1,500,688	$982,161	$(104,598)

Realized and unrealized gains (losses)	$1,840,857	$1,158,205	$909,011	$51,989
Increase (Decrease) in net assets from operations	$1,579,202	$1,045,989	$739,240	$15,618

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	AN3	AN4	AN5	CS1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$335,785	$5,063	$	$3,416
Mortality and expense risk charges	(596,334)	(67,572)	(25,054)	(14,945)
Distribution and administrative expense charges	(71,560)	(8,109)	(3,007)	(1,793)
Net investment income (loss)	$(332,109)	$(70,618)	$(28,061)	$(13,322)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$450,067	$390,727	$106,554	$(34,402)
Realized gain distributions
Net realized gains (losses)	$450,067	$390,727	$106,554	$(34,402)

Net unrealized appreciation (depreciation) on investments:
End of year	$10,202,190	$1,870,299	$440,740	$315,211
Beginning of year	6,221,720	1,060,062	228,160	22,574
Change in unrealized appreciation (depreciation)	$3,980,470	$810,237	$212,580	$292,637

Realized and unrealized gains (losses)	$4,430,537	$1,200,964	$319,134	$258,235
Increase (Decrease) in net assets from operations	$4,098,428	$1,130,346	$291,073	$244,913

	CS2	CS3	CS4	FL1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$5,596	$	$	$54,336
Mortality and expense risk charges	(6,881)	(5,728)	(24,387)	(408,660)
Distribution and administrative expense charges	(826)	(687)	(2,926)	(49,039)
Net investment income (loss)	$(2,111)	$(6,415)	$(27,313)	$(403,363)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(71,860)	$(52,055)	$111,195	$930,705
Realized gain distributions
Net realized gains (losses)	$(71,860)	$(52,055)	$111,195	$930,705

Net unrealized appreciation (depreciation) on investments:
End of year	$(30,703)	$(88,814)	$328,769	$7,591,879
Beginning of year	(170,289)	(214,801)	267,413	4,087,895
Change in unrealized appreciation (depreciation)	$139,586	$125,987	$61,356	$3,503,984

Realized and unrealized gains (losses)	$67,726	$73,932	$172,551	$4,434,689
Increase (Decrease) in net assets from operations	$65,615	$67,517	$145,238	$4,031,326

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	FL2	FL3	FTG	FTI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$96,894	$79,330	$29,577	$39,542
Mortality and expense risk charges	(120,986)	(905,925)	(44,812)	(52,348)
Distribution and administrative expense charges	(14,518)	(108,711)	(5,377)	(6,282)
Net investment income (loss)	$(38,610)	$(935,306)	$(20,612)	$(19,088)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$625,993	$357,705	$95,121	$224,975
Realized gain distributions
Net realized gains (losses)	$625,993	$357,705	$95,121	$224,975

Net unrealized appreciation (depreciation) on investments:
End of year	$2,592,684	$8,675,736	$666,685	$880,268
Beginning of year	2,183,191	7,287,589	205,084	431,806
Change in unrealized appreciation (depreciation)	$409,493	$1,388,147	$461,601	$448,462

Realized and unrealized gains (losses)	$1,035,486	$1,745,852	$556,722	$673,437
Increase (Decrease) in net assets from operations	$996,876	$810,546	$536,110	$654,349

	GS2	GS3	GS4	GS5
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$11,827	$172,824	$98,962	$100,000
Mortality and expense risk charges	(82,893)	(198,404)	(79,883)	(104,276)
Distribution and administrative expense charges	(9,947)	(23,809)	(9,586)	(12,513)
Net investment income (loss)	$(81,013)	$(49,389)	$9,493	$(16,789)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$654,303	$(159,075)	$2,841	$(449,393)
Realized gain distributions	303,165
Net realized gains (losses)	$957,468	$(159,075)	$2,841	$(449,393)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,281,666	$1,687,740	$997,656	$722,112
Beginning of year	1,213,136	(460,310)	(3,016)	(679,323)
Change in unrealized appreciation (depreciation)	$68,530	$2,148,050	$1,000,672	$1,401,435

Realized and unrealized gains (losses)	$1,025,998	$1,988,975	$1,003,513	$952,042
Increase (Decrease) in net assets from operations	$944,985	$1,939,586	$1,013,006	$935,253

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	GS7	IV1	IV2	JP1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$27,534	$	$	$92,206
Mortality and expense risk charges	(45,718)	(24,088)	(44,898)	(147,673)
Distribution and administrative expense charges	(5,486)	(2,891)	(5,388)	(17,721)
Net investment income (loss)	$(23,670)	$(26,979)	$(50,286)	$(73,188)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$27,037	$175,707	$61,232	$(386,078)
Realized gain distributions
Net realized gains (losses)	$27,037	$175,707	$61,232	$(386,078)

Net unrealized appreciation (depreciation) on investments:
End of year	$549,153	$481,603	$727,197	$(877,737)
Beginning of year	264,392	388,225	295,015	(2,120,742)
Change in unrealized appreciation (depreciation)	$284,761	$93,378	$432,182	$1,243,005

Realized and unrealized gains (losses)	$311,798	$269,085	$493,414	$856,927
Increase (Decrease) in net assets from operations	$288,128	$242,106	$443,128	$783,739

	JP2	JP3	LA1	LA2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$27,323	$	$1,491,399	$277,258
Mortality and expense risk charges	(59,346)	(75,346)	(2,354,512)	(1,237,089)
Distribution and administrative expense charges	(7,121)	(9,042)	(282,541)	(148,451)
Net investment income (loss)	$(39,144)	$(84,388)	$(1,145,654)	$(1,108,282)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(157,281)	$3,597	$2,013,449	$2,659,190
Realized gain distributions			1,516,028	1,412,390
Net realized gains (losses)	$(157,281)	$3,597	$3,529,477	$4,071,580

Net unrealized appreciation (depreciation) on investments:
End of year	$625,147	$1,595,760	$33,679,917	$26,283,694
Beginning of year	(290,752)	188,895	17,412,983	10,607,019
Change in unrealized appreciation (depreciation)	$915,899	$1,406,865	$16,266,934	$15,676,675

Realized and unrealized gains (losses)	$758,618	$1,410,462	$19,796,411	$19,748,255
Increase (Decrease) in net assets from operations	$719,474	$1,326,074	$18,650,757	$18,639,973

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, |
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	LA3	CAS	EGS	GSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,502	$8,457	$	$2,690,643
Mortality and expense risk charges	(37,251)	(172,920)	(327,783)	(605,014)
Distribution and administrative expense charges	(4,470)	(20,750)	(39,334)	(72,602)
Net investment income (loss)	$(37,219)	$(185,213)	$(367,117)	$2,013,027

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$174,990	$(1,509,131)	$(2,428,035)	$(275,654)
Realized gain distributions
Net realized gains (losses)	$174,990	$(1,509,131)	$(2,428,035)	$(275,654)

Net unrealized appreciation (depreciation) on investments:
End of year	$721,846	$(645,617)	$289,452	$(921,032)
Beginning of year	321,831	(3,515,695)	(4,974,831)	(224,690)
Change in unrealized appreciation (depreciation)	$400,015	$2,870,078	$5,264,283	$(696,342)

Realized and unrealized gains (losses)	$575,005	$1,360,947	$2,836,248	$(971,996)
Increase (Decrease) in net assets from operations	$537,786	$1,175,734	$2,469,131	$1,041,031

	HYS	M1A	M1B	MFC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,121,801	$	$	$1,197,424
Mortality and expense risk charges	(346,187)	(641,903)	(142,276)	(220,439)
Distribution and administrative expense charges	(41,543)	(77,028)	(17,073)	(26,453)
Net investment income (loss)	$1,734,071	$(718,931)	$(159,349)	$950,532

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$153,249	$1,148,181	$18,506	$582,246
Realized gain distributions
Net realized gains (losses)	$153,249	$1,148,181	$18,506	$582,246

Net unrealized appreciation (depreciation) on investments:
End of year	$2,386,109	$8,787,677	$1,187,531	$1,236,243
Beginning of year	2,248,658	6,813,438	296,395	1,675,082
Change in unrealized appreciation (depreciation)	$137,451	$1,974,239	$891,136	$(438,839)

Realized and unrealized gains (losses)	$290,700	$3,122,420	$909,642	$143,407
Increase (Decrease) in net assets from operations	$2,024,771	$2,403,489	$750,293	$1,093,939

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	MFD	MFE	MFF	MFJ
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$119,829	$	$1,803,043
Mortality and expense risk charges	(26,557)	(90,165)	(35,332)	(1,152,754)
Distribution and administrative expense charges	(3,187)	(10,820)	(4,240)	(138,331)
Net investment income (loss)	$(29,744)	$18,844	$(39,572)	$511,958

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$10,810	$298,733	$52,761	$946,894
Realized gain distributions
Net realized gains (losses)	$10,810	$298,733	$52,761	$946,894

Net unrealized appreciation (depreciation) on investments:
End of year	$239,022	$2,506,444	$437,550	$9,423,975
Beginning of year	59,339	1,051,636	176,409	4,271,340
Change in unrealized appreciation (depreciation)	$179,683	$1,454,808	$261,141	$5,152,635

Realized and unrealized gains (losses)	$190,493	$1,753,541	$313,902	$6,099,529
Increase (Decrease) in net assets from operations	$160,749	$1,772,385	$274,330	$6,611,487

	MFK	MFL	MIS	MIT
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,693,012	$57,030	$20,637	$261,203
Mortality and expense risk charges	(430,192)	(91,414)	(395,276)	(333,142)
Distribution and administrative expense charges	(51,623)	(10,970)	(47,433)	(39,977)
Net investment income (loss)	$1,211,197	$(45,354)	$(422,072)	$(111,916)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(371,695)	$75,501	$(3,259,913)	$(1,506,754)
Realized gain distributions
Net realized gains (losses)	$(371,695)	$75,501	$(3,259,913)	$(1,506,754)

Net unrealized appreciation (depreciation) on investments:
End of year	$(866,618)	$816,554	$(1,265,038)	$(27,058)
Beginning of year	(642,025)	291,460	(6,996,387)	(4,105,454)
Change in unrealized appreciation (depreciation)	$(224,593)	$525,094	$5,731,349	$4,078,396

Realized and unrealized gains (losses)	$(596,288)	$600,595	$2,471,436	$2,571,642
Increase (Decrease) in net assets from operations	$614,909	$555,241	$2,049,364	$2,459,726

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	MMS		NWD	TRS	UTS
	Sub-Account		Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income		$30,440	$	$1,334,824	$567,225
Mortality and expense risk charges		(44,833)	(504,311)	(693,581)	(372,263)
Distribution and administrative expense charges		(5,380)	(60,517)	(83,230)	(44,672)
Net investment income (loss)		$(19,773)	$(564,828)	$558,013	$150,290

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$		$(395,977)	$343,916	$(1,837,513)
Realized gain distributions
Net realized gains (losses)	$		$(395,977)	$343,916	$(1,837,513)

Net unrealized appreciation (depreciation) on investments:
End of year	$		$9,860,479	$7,215,586	$5,733,293
Beginning of year			6,624,324	3,141,663	(3,348,840)
Change in unrealized appreciation (depreciation)	$		$3,236,155	$4,073,923	$9,082,133

Realized and unrealized gains (losses)	$		$2,840,178	$4,417,839	$7,244,620
Increase (Decrease) in net assets from operations		$(19,773)	$2,275,350	$4,975,852	$7,394,910

	OP1	OP2	OP3	OP4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$55,567	$9,043	$1,605	$27,967
Mortality and expense risk charges	(68,461)	(117,976)	(40,876)	(22,903)
Distribution and administrative expense charges	(8,215)	(14,157)	(4,905)	(2,748)
Net investment income (loss)	$(21,109)	$(123,090)	$(44,176)	$2,316

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$16,652	$173,670	$121,566	$18,540
Realized gain distributions		1,529,254
Net realized gains (losses)	$16,652	$1,702,924	$121,566	$18,540

Net unrealized appreciation (depreciation) on investments:
End of year	$321,984	$561,689	$709,864	$103,471
Beginning of year	(212,376)	679,588	302,537	(21,771)
Change in unrealized appreciation (depreciation)	$534,360	$(117,899)	$407,327	$125,242

Realized and unrealized gains (losses)	$551,012	$1,585,025	$528,893	$143,782
Increase (Decrease) in net assets from operations	$529,903	$1,461,935	$484,717	$146,098

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	PHY	PMB	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,840,571	$2,236,142	$174,271	$1,840,041
Mortality and expense risk charges	(1,055,117)	(813,581)	(237,985)	(1,409,574)
Distribution and administrative expense charges	(126,614)	(97,630)	(28,558)	(169,149)
Net investment income (loss)	$3,658,840	$1,324,931	$(92,272)	$261,318

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,473,132	$1,412,823	$140,815	$307,683
Realized gain distributions		3,343,173	596,623	1,509,247
Net realized gains (losses)	$1,473,132	$4,755,996	$737,438	$1,816,930

Net unrealized appreciation (depreciation) on investments:
End of year	$6,525,848	$2,831,242	$763,245	$1,213,360
Beginning of year	6,075,798	3,118,728	175,279	334,849
Change in unrealized appreciation (depreciation)	$450,050	$(287,486)	$587,966	$878,511

Realized and unrealized gains (losses)	$1,923,182	$4,468,510	$1,325,404	$2,695,441
Increase (Decrease) in net assets from operations	$5,582,022	$5,793,441	$1,233,132	$2,956,759

	RX1	RX2	SB1	SB2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$548	$	$3,704	$8,473
Mortality and expense risk charges	(17,212)	(47,964)	(8,536)	(7,174)
Distribution and administrative expense charges	(2,065)	(5,756)	(1,024)	(861)
Net investment income (loss)	$(18,729)	$(53,720)	$(5,856)	$438

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$158,215	$319,380	$6,188	$4,932
Realized gain distributions				0
Net realized gains (losses)	$158,215	$319,380	$6,188	$4,932

Net unrealized appreciation (depreciation) on investments:
End of year	$262,118	$434,394	$109,679	$52,835
Beginning of year	250,682	645,947	59,845	8,233
Change in unrealized appreciation (depreciation)	$11,436	$(211,553)	$49,834	$44,602

Realized and unrealized gains (losses)	$169,651	$107,827	$56,022	$49,534
Increase (Decrease) in net assets from operations	$150,922	$54,107	$50,166	$49,972

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	SB3	SB4	SC1		SC2
	Sub-Account	Sub-Account	Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$140,942	$66,249		$762,307	$2,603,835
Mortality and expense risk charges	(38,021)	(47,134)		(1,331,536)	(723,596)
Distribution and administrative expense charges	(4,563)	(5,656)		(159,784)	(86,832)
Net investment income (loss)	$98,358	$13,459		$(729,013)	$1,793,407

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$45,707	$62,717		$6	$727,506
Realized gain distributions	53,918	66,997			355,578
Net realized gains (losses)	$99,625	$129,714		$6	$1,083,084

Net unrealized appreciation (depreciation) on investments:
End of year	$130,493	$241,421	$		$2,009,759
Beginning of year	174,123	146,531			2,447,468
Change in unrealized appreciation (depreciation)	$(43,630)	$94,890	$		$(437,709)

Realized and unrealized gains (losses)	$55,995	$224,604		$6	$645,375
Increase (Decrease) in net assets from operations	$154,353	$238,063		$(729,007)	$2,438,782

	SC3	SC4		SC5	SC6
	Sub-Account	Sub-Account		Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,118,191	$		$	$
Mortality and expense risk charges	(922,544)		(59,980)	(1,023,248)		(34,623)
Distribution and administrative expense charges	(110,705)		(7,197)	(122,790)		(4,155)
Net investment income (loss)	$84,942		$(67,177)	$(1,146,038)		$(38,778)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$4,020,237		$335,803	$2,059,352		$140,369
Realized gain distributions	2,557,718
Net realized gains (losses)	$6,577,955		$335,803	$2,059,352		$140,369

Net unrealized appreciation (depreciation) on investments:
End of year	$23,564,286	$		$23,185,392	$
Beginning of year	11,415,878		503,902	13,482,501		217,072
Change in unrealized appreciation (depreciation)	$12,148,408		$(503,902)	$9,702,891		$(217,072)

Realized and unrealized gains (losses)	$18,726,363		$(168,099)	$11,762,243		$(76,703)
Increase (Decrease) in net assets from operations	$18,811,305		$(235,276)	$10,616,205		$(115,481)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	SC7	SC8	SC9		SCA
	Sub-Account	Sub-Account	Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$296,517	$32,855	$		$
Mortality and expense risk charges	(599,481)	(51,638)		(33,542)		(131,004)
Distribution and administrative expense charges	(71,938)	(6,197)		(4,025)		(15,721)
Net investment income (loss)	$(374,902)	$(24,980)		$(37,567)		$(146,725)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$899,203	$943,111		$334,248		$3,101,677
Realized gain distributions						283,092
Net realized gains (losses)	$899,203	$943,111		$334,248		$3,384,769

Net unrealized appreciation (depreciation) on investments:
End of year	$9,856,081	$	$		$
Beginning of year	5,593,155	1,076,873		279,442		2,938,391
Change in unrealized appreciation (depreciation)	$4,262,926	$(1,076,873)		$(279,442)		$(2,938,391)

Realized and unrealized gains (losses)	$5,162,129	$(133,762)		$54,806		$446,378
Increase (Decrease) in net assets from operations	$4,787,227	$(158,742)		$17,239		$299,653

	SCB	SCC	SCH	SCI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$124	$882	$
Mortality and expense risk charges	(1,056,660)	(24,892)	(53,277)		(40,078)
Distribution and administrative expense charges	(126,799)	(2,987)	(6,393)		(4,809)
Net investment income (loss)	$(1,183,459)	$(27,755)	$(58,788)		$(44,887)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,560,426	$331,854	$1,624,379		$433,219
Realized gain distributions	6,287,575		89,358
Net realized gains (losses)	$8,848,001	$331,854	$1,713,737		$433,219

Net unrealized appreciation (depreciation) on investments:
End of year	$22,077,315	$	$	$
Beginning of year	17,927,912	321,287	1,362,090		449,066
Change in unrealized appreciation (depreciation)	$4,149,403	$(321,287)	$(1,362,090)		$(449,066)

Realized and unrealized gains (losses)	$12,997,404	$10,567	$351,647		$(15,847)
Increase (Decrease) in net assets from operations	$11,813,945	$(17,188)	$292,859		$(60,734)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	SCJ		SCK		SCL		SCM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$		$		$		$9,809
Mortality and expense risk charges		(71,463)		(53,516)		(32,417)	(36,310)
Distribution and administrative expense charges		(8,575)		(6,422)		(3,890)	(4,357)
Net investment income (loss)		$(80,038)		$(59,938)		$(36,307)	$(30,858)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares		$1,180,428		$1,022,815		$719,287	$249,493
Realized gain distributions						106,456	342,169
Net realized gains (losses)		$1,180,428		$1,022,815		$825,743	$591,662

Net unrealized appreciation (depreciation) on investments:
End of year	$		$		$		$284,933
Beginning of year		1,599,566		1,100,632		795,927	277,591
Change in unrealized appreciation (depreciation)		$(1,599,566)		$(1,100,632)		$(795,927)	$7,342

Realized and unrealized gains (losses)		$(419,138)		$(77,817)		$29,816	$599,004
Increase (Decrease) in net assets from operations		$(499,176)		$(137,755)		$(6,491)	$568,146

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets
	AG2		AG3		AI1		AI2		AI3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(13,898)	$(6,749)	$(3,993)	$(1,290)	$(450,360)	$(412,130)	$(499,512)	$(491,116)	$(191,213)	$(163,429)
Net realized gains (losses)	18,720	9,107	9,203	2,342	(2,188,696)	(4,858,744)	(1,706,194)	(8,006,836)	(1,773,349)	(5,262,268)
Net unrealized gains (losses)	62,498	102,079	22,619	64,410	4,112,326	12,158,855	4,322,739	17,075,845	4,420,923	12,689,643
Increase (Decrease) in net assets from
operations	$67,320	$104,437	$27,829	$65,462	$1,473,270	$6,887,981	$2,117,033	$8,577,893	$2,456,361	$7,263,946

Participant Transactions:
Accumulation Activity:
Purchase payments received	$101,545	$391,380	$13,440	$247,301	$213,821	$321,705	$276,308	$357,304	$245,743	$696,349
Net transfers between Sub-Accounts and
Fixed Account	239,938	23,501	(8,190)	41,916	234,950	779,509	(2,055,966)	(2,986,403)	(2,338,242)	(2,429,952)
Withdrawals, surrenders, annuitizations and
contract charges	(24,108)	(47,086)	(13,643)	(37,994)	(2,825,586)	(2,277,945)	(3,045,744)	(3,264,535)	(3,053,815)	(3,524,764)
Net accumulation activity	$317,375	$367,795	$(8,393)	$251,223	$(2,376,815)	$(1,176,731)	$(4,825,402)	$(5,893,634)	$(5,146,314)	$(5,258,367)

Annuitization Activity:
Annuitizations	$	$14,185	$	$	$	$	$37,004	$	$	$
Annuity payments and contract charges	(837)	(205)			(2,251)	(3,904)	(17,556)	(12,023)	(14,839)	(13,431)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(215)	158			(755)	(4,323)	(1,787)	(2,430)	(1,305)	(1,591)
Net annuitization activity	$(1,052)	$14,138	$	$	$(3,006)	$(8,227)	$17,661	$(14,453)	$(16,144)	$(15,022)
Increase (Decrease) in net assets from participant
owner transactions	$316,323	$381,933	$(8,393)	$251,223	$(2,379,821)	$(1,184,958)	$(4,807,741)	$(5,908,087)	$(5,162,458)	$(5,273,389)

Increase (Decrease) in net assets	$383,643	$486,370	$19,436	$316,685	$(906,551)	$5,703,023	$(2,690,708)	$2,669,806	$(2,706,097)	$1,990,557

Net Assets:
Beginning of year	$559,295	$72,925	$420,573	$103,888	$32,219,547	$26,516,524	$36,765,991	$34,096,185	$38,099,300	$36,108,743
End of year	$942,938	$559,295	$440,009	$420,573	$31,312,996	$32,219,547	$34,075,283	$36,765,991	$35,393,203	$38,099,300

Unit Transactions:
Beginning of year	47,672	9,933	37,791	11,314	4,349,721	4,517,822	6,855,680	8,105,745	4,977,326	5,737,435
Purchased	8,206	38,904	1,122	26,137	30,672	50,859	48,853	76,771	31,424	104,234
Transferred between Sub-Accounts and Fixed
Accumulation Account	29,248	2,722	(647)	3,893	35,719	115,904	(412,755)	(660,546)	(311,766)	(360,030)
Withdrawn, Surrendered and Annuitized	(1,791)	(3,887)	(1,084)	(3,553)	(383,683)	(334,864)	(536,151)	(666,290)	(389,325)	(504,313)
End of year	83,335	47,672	37,182	37,791	4,032,429	4,349,721	5,955,627	6,855,680	4,307,659	4,977,326

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AI4 Sub-Account			AI5 Sub-Account				AI7 Sub-Account			AI8 Sub-Account				AI9 Sub-Account

	Year Ended December 31, 2004	Period Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003	Year Ended December 31, 2004		Period Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003

Operations:
Net investment income (loss)	$(245,087)		$(231,751)		$(60,490)		$(70,670)		$(14,003)	$(9,815)		$(8,350)		$(5,186)		$(2,272)		$(775)
Net realized gains (losses)	510,223		(1,813,568)		(12,250)		(565,983)		54,524	12,103		38,448		45,978		3,436		2,539
Net unrealized gains (losses)	5,896,612		8,590,545		294,571		1,857,677		3,038	139,977		126,411		124,494		6,002		11,306
Increase (Decrease) in net assets from
operations	$6,161,748		$6,545,226		$221,831		$1,221,024		$43,559	$142,265		$156,509		$165,286		$7,166		$13,070

Participant Transactions:
Accumulation Activity:
Purchase payments received	$161,853		$278,357		$76,225		$500,244		$39,887	$427,968		$2,922		$309,633		$5,430		$120,747
Net transfers between Sub-Accounts and
Fixed Account	(497,942)		409,076		(403,410)		(134,300)		140,023	169,018		60,285		209,284		75,065		5,288
Withdrawals, surrenders, annuitizations and
contract charges	(2,377,105)		(2,958,987)		(651,312)		(339,530)		(77,582)	(56,519)		(41,016)		(7,114)		(15,012)		(29,107)
Net accumulation activity	$(2,713,194)		$(2,271,554)		$(978,497)		$26,414		$102,328	$540,467		$22,191		$511,803		$65,483		$96,928

Annuitization Activity:
Annuitizations	$21,950	$		$		$		$		$16,705	$		$		$		$
Annuity payments and contract charges	(12,871)		(9,816)						(980)	(242)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(2,331)		(1,912)						(252)	186
Net annuitization activity	$6,748		$(11,728)	$		$			$(1,232)	$16,649	$		$		$		$
Increase (Decrease) in net assets from participant
owner transactions	$(2,706,446)		$(2,283,282)		$(978,497)		$26,414		$101,096	$557,116		$22,191		$511,803		$65,483		$96,928

Increase (Decrease) in net assets	$3,455,302		$4,261,944		$(756,666)		$1,247,438		$144,655	$699,381		$178,700		$677,089		$72,649		$109,998

Beginning of year	$29,736,901		$25,474,957		$6,258,571		$5,011,133		$816,932	$117,551		$711,484		$34,395		$128,016		$18,018
End of year	$33,192,203		$29,736,901		$5,501,905		$6,258,571		$961,587	$816,932		$890,184		$711,484		$200,665		$128,016

Unit Transactions:
Beginning of year	3,910,999		4,224,313		836,085		824,629		72,162	14,094		60,796		4,093		11,352		2,289
Purchased	19,219		42,228		10,276		78,391		3,787	44,031		239		33,768		482		11,126
Transferred between Sub-Accounts and Fixed
Accumulation Account	(78,047)		121,876		(53,237)		(15,919)		13,180	18,787		5,491		23,639		6,990		433
Withdrawn, Surrendered and Annuitized	(278,027)		(477,418)		(87,891)		(51,016)		(5,670)	(4,750)		(3,188)		(704)		(1,625)		(2,496)
End of year	3,574,144		3,910,999		705,233		836,085		83,459	72,162		63,338		60,796		17,199		11,352

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SGI Sub-Account			AL1 Sub-Account				AL2 Sub-Account			AL3 Sub-Account				AN1 Sub-Account
	Year Ended December 31, 2004		Year Ended December 31, 2003	Year Ended December 31, 2004		Period Ended December 31, 2003		Year Ended December 31, 2004	Year Ended December 31, 2003		Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2004		Period Ended December 31, 2003
Operations:
Net investment income (loss)		$1,058,814	$(999,890)		$(659,441)		$(687,790)	$(261,655)		$(342,182)		$(112,216)		$(110,126)		$(169,771)		$(127,335)
Net realized gains (losses)		10,633,779	3,906,752		(5,955,487)		(7,922,623)	(2,944,851)		(4,513,553)		(342,483)		(1,331,706)		(73,150)		(377,642)
Net unrealized gains (losses)		16,564,536	25,668,616		7,935,279		22,253,603	4,785,708		12,291,266		1,500,688		3,995,415		982,161		2,190,690
Increase (Decrease) in net assets from
operations		$28,257,129	$28,575,478		$1,320,351		$13,643,190	$1,579,202		$7,435,531		$1,045,989		$2,553,583		$739,240		$1,685,713

Participant Transactions:
Accumulation Activity:
Purchase payments received		$9,488,136	14,650,063		149,631		146,171	193,890		268,911		20,038		77,023		139,872		624,935
Net transfers between Sub-Accounts and
Fixed Account		12,576,623	17,039,107		(6,154,127)		(4,014,291)	(4,966,421)		(3,321,959)		(942,584)		(998,517)		242,332		4,020,745)
Withdrawals, surrenders, annuitizations and
contract charges		(7,972,357)	(4,453,920)		(4,659,809)		(4,185,300)	(2,804,426)		(2,611,651)		(674,293)		(801,537)		(1,237,558)		(531,630)
Net accumulation activity		$14,092,402	$27,235,250		$(10,664,305)		$(8,053,420)	$(7,576,957)		$(5,664,699)		$(1,596,839)		$(1,723,031)		$(855,354)		$4,114,050)

Annuitization Activity:
Annuitizations	$		$64,086	$		$		$6,962	$		$		$		$		$
Annuity payments and contract charges		(13,965)	(3,481)		(11,472)		(11,109)	(36,531)		(38,533)		(4,312)		(3,979)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		704	(139)		(1,098)		2,613)	(3,001)		(5,819)		(761)		(892)
Net annuitization activity		$(13,261)	$60,466		$(12,570)		$(8,496)	$(32,570)		$(44,352)		$(5,073)		$(4,871)	$		$
Increase (Decrease) in net assets from participant
owner transactions		$14,079,141	$27,295,716		$(10,676,875)		$(8,061,916)	$(7,609,527)		$(5,709,051)		$(1,601,912)		$(1,727,902)		$(855,354)		$4,114,050

Increase (Decrease) in net assets		$42,336,270	55,871,194		(9,356,524)		5,581,274)	(6,030,325)		1,726,480		(555,923)		825,681		(116,114)		5,799,763

Net Assets:
Beginning of year		$100,397,991	$44,526,797		$51,067,194		$45,485,920	$32,584,863		$30,858,383		$8,177,252		$7,351,571		$12,001,089		$6,201,326
End of year		$142,734,261	$100,397,991		$41,710,670		$51,067,194	$26,554,538		$32,584,863		$7,621,329		$8,177,252		$11,884,975		$12,001,089

Unit Transactions:
Beginning of year		6,087,549	3,996,990		6,967,886		8,205,394	3,733,810		4,500,052		1,243,757		1,566,452		1,617,322		1,052,237
Purchased		568,264	1,114,653		21,012		24,896	25,965		34,283		3,157		15,959		16,440		75,099
Transferred between Sub-Accounts and Fixed
Accumulation Account		708,320	1,324,432		(892,099)		(630,934)	(589,666)		(468,230)		(140,722)		(190,868)		38,721		570,942
Withdrawn, Surrendered and Annuitized		(450,613)	(348,526)		(648,603))		(631,470)	(322,742)		(332,295)		(98,701)		(147,786)		(165,765)		(80,956)
End of year		6,913,520	6,087,549		5,448,196		6,967,886	2,847,367		3,733,810		1,007,491		1,243,757		1,506,718		1,617,322

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AN2		AN3		AN4		AN5		CS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(36,371)	$(31,692)	$(332,109)	$(227,434)	$(70,618)	$(15,233)	$(28,061)	$(11,403)	$(13,322)	$(13,014)
Net realized gains (losses)	156,587	(270,318)	450,067	(1,486,674)	390,727	51,211	106,554	(8,226)	(34,402)	(167,291)
Net unrealized gains (losses)	(104,598)	936,866	3,980,470	11,731,022	810,237	1,136,428	212,580	311,400	292,637	509,369
Increase (Decrease) in net assets from
operations	$15,618	$634,856	$4,098,428	$10,016,914	$1,130,346	$1,172,406	$291,073	$291,771	$244,913	$329,064

Participant Transactions:
Accumulation Activity:
Purchase payments received	$84,289	$162,477	$655,705	$3,017,537	$97,207	$560,559	$11,498	$46,365	$1,045	$(670)
Net transfers between Sub-Accounts and
Fixed Account	(685,741)	766,839	610,724	7,920,314	1,702,760	736,746	1,508,304	376,580	181,549	(109,453)
Withdrawals, surrenders, annuitizations and
contract charges	(131,875)	(186,647)	(5,171,691)	(2,427,209)	(416,949)	(714,068)	(80,552)	(89,105)	(211,810)	(147,856)
Net accumulation activity	$(733,327)	$742,669	$(3,905,262)	$8,510,642	$1,383,018	$583,237	$1,439,250	$333,840	$(29,216)	$(257,979)

Annuitization Activity:
Annuitizations	$	$	$(6,863)	$6,863	$	$	$	$	$	$
Annuity payments and contract charges			(668)	(1,305)	(4,490)	(3,703)	(687)		(2,816)	(1,534)
Net transfers between Sub-Accounts
Adjustments to annuity reserves			4,287	(7,745)	(255)	(5,232)	5,232		(622)	(541)
Net annuitization activity	$	$	$(3,244)	$(2,187)	$(4,745)	$(8,935)	$4,545	$	$(3,438)	$(2,075)
Increase (Decrease) in net assets from participant
owner transactions	$(733,327)	$742,669	$(3,908,506)	$8,508,455	$1,378,273	$574,302	$1,443,795	$333,840	$(32,654)	$(260,054)

Increase (Decrease) in net assets	$(717,709)	$1,377,525	$189,922	$18,525,369	$2,508,619	$1,746,708	$1,734,868	$625,611	$212,259	$69,010

Net Assets:
Beginning of year	$2,817,763	$1,440,238	$46,061,707	$27,536,338	$4,110,462	$2,363,754	$1,109,464	$483,853	$1,044,211	$975,201
End of year	$2,100,054	$2,817,763	$46,251,629	$46,061,707	$6,619,081	$4,110,462	$2,844,332	$1,109,464	$1,256,470	$1,044,211

Unit Transactions:
Beginning of year	396,141	304,747	4,877,794	3,865,669	351,603	287,342	116,800	75,132	82,222	107,756
Purchased	10,208	19,686	61,222	332,204	6,689	64,447	1,053	4,585	70
Transferred between Sub-Accounts and Fixed
Accumulation Account	(104,903)	104,457	71,264	973,862	142,262	89,367	155,819	47,267	12,100)	(12,060)
Withdrawn, Surrendered and Annuitized	(19,926)	(32,749)	(540,640)	(293,941)	(35,247)	(89,553)	(8,733)	(10,184)	(14,096)	(13,474)
End of year	281,520	396,141	4,469,640	4,877,794	465,307	351,603	264,939	116,800	80,296	82,222

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	CS2		CS3		CS4		FL1		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(2,111)	$(4,830)	$(6,415)	$(4,269)	$(27,313)	$(15,830)	$(403,363)	$(232,982)	$(38,610)	$(70,359)
Net realized gains (losses)	(71,860)	(113,388)	(52,055)	(70,169)	111,195	(76,816)	930,705	(15,617)	625,993	145,998
Net unrealized gains (losses)	139,586	260,802	125,987	195,600	61,356	525,157	3,503,984	4,765,688	409,493	2,468,532
Increase (Decrease) in net assets from
operations	$65,615	$142,584	$67,517	$121,162	$145,238	$432,511	$4,031,326	$4,517,089	$996,876	$2,544,171

Participant Transactions:
Accumulation Activity:
Purchase payments received	$	$10,046	$3,875	$4,049	$3,225	$1,414	$1,150,455	$4,397,632	$206,978	$1,289,713
Net transfers between Sub-Accounts and
Fixed Account	(57,543)	(57,213)	69,394	(1,439)	948,163	(106,384)	8,195,023	4,563,666	346,185	351,226
Withdrawals, surrenders, annuitizations and
contract charges	(53,164)	(32,300)	(28,632)	(20,861)	(251,516)	(70,291)	(2,108,146)	(1,099,803)	(913,498)	(1,214,595)
Net accumulation activity	$(110,707)	$(79,467)	$44,637	$(18,251)	$699,872	$(175,261)	$7,237,332	$7,861,495	$(360,335)	$426,344

Annuitization Activity:
Annuitizations	$	$	$	$	$	$	$	$	$	$
Annuity payments and contract charges	(116)	(97)	(989)	(780)	(220)	(179)	(1,714)	(1,388)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(17)	(20)	(561)	(810)	(69)	(111)	(300)	(28,432)
Net annuitization activity	$(133)	$(117)	$(1,550)	$(1,590)	$(289)	$(290)	$(2,014)	$(29,820)	$	$
Increase (Decrease) in net assets from participant
owner transactions	$(110,840)	$(79,584)	$43,087	$(19,841)	$699,583	$(175,551)	$7,235,318	$7,831,675	$(360,335)	$426,344

Increase (Decrease) in net assets	$(45,225)	$63,000	$110,604	$101,321	$844,821	$256,960	$11,266,644	$12,348,764	$636,541	$2,970,515

Net Assets:
Beginning of year	$571,636	$508,636	$381,993	$280,672	$1,301,976	$1,045,016	$24,392,563	$12,043,799	$8,843,340	$5,872,825
End of year	$526,411	$571,636	$492,597	$381,993	$2,146,797	$1,301,976	$35,659,207	$24,392,563	$9,479,881	$8,843,340

Unit Transactions:
Beginning of year	65,412	76,619	41,071	43,870	117,857	139,231	2,230,010	1,422,859	975,952	923,348
Purchased		1,415	478	725	326	415	95,329	437,418	16,167	125,097
Transferred between Sub-Accounts and Fixed
Accumulation Account	(6,221)	(8,066)	7,102	(217)	89,862	(13,873)	734,013)	491,083	29,345	119,781
Withdrawn, Surrendered and Annuitized	(5,885)	(4,556)	(3,137)	(3,307)	(16,698)	(7,916)	(182,771)	(121,350)	(90,157)	(192,274)
End of year	53,306	65,412	45,514	41,071	191,347	117,857	2,876,581	2,230,010	931,307	975,952

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FL3		FTG		FTI		GS2		GS3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(935,306)	$(612,934)	$(20,612)	$5,235	$(19,088)	$(5,435)	$(81,013)	$(63,292)	$(49,389)	$(102,247)
Net realized gains (losses)	357,705	(1,566,504)	95,121	96,423	224,975	251,924	957,468	119,964	(159,075)	(1,575,330)
Net unrealized gains (losses)	1,388,147	13,890,777	461,601	205,513	448,462	445,335	68,530	1,915,818	2,148,050	5,014,703
Increase (Decrease) in net assets from
operations	$810,546	$11,711,339	$536,110	$307,171	$654,349	$691,824	$944,985	$1,972,490	$1,939,586	$3,337,126

Participant Transactions:
Accumulation Activity:
Purchase payments received	$4,315,648	$7,951,532	$104,907	$519,683	$243,593	$1,978,234	$22,966	$79,608	$211,200	$358,163
Net transfers between Sub-Accounts and
Fixed Account	11,305,872	11,174,410	2,886,944	603,949	1,355,538	51,723	(1,135,119)	1,014,747	505,845	(1,488,180)
Withdrawals, surrenders, annuitizations and
contract charges	(6,831,347)	(2,629,226)	(80,073)	(76,639)	(260,472)	(453,050)	(678,978)	(460,644)	(1,458,874)	(1,036,698)
Net accumulation activity	$8,790,173	$16,496,716	$2,911,778	$1,046,993	$1,338,659	$1,576,907	$(1,791,131)	$633,711	$(741,829)	$(2,166,715)

Annuitization Activity:
Annuitizations	$	$34,669	$	$	$	$	$	$	$27,188	$
Annuity payments and contract charges	(5,610)	(3,480)	(117)				(1,177)	(1,316)	(25,652)	(21,085)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(3,813)	(356)	111				(1,009)	(1,909)	(6,256)	(1,726)
Net annuitization activity	$(9,423)	$30,833	$(6)	$	$	$	$(2,186)	$(3,225)	$(4,720)	$(22,811)
Increase (Decrease) in net assets from participant
owner transactions	$8,780,750	$16,527,549	$2,911,772	$1,046,993	$1,338,659	$1,576,907	$(1,793,317)	$630,486	$(746,549)	$(2,189,526)

Increase (Decrease) in net assets	$9,591,296	$28,238,888	$3,447,882	$1,354,164	$1,993,008	$2,268,731	$(848,332)	$2,602,976	$1,193,037	$1,147,600

Net Assets:
Beginning of year	$58,659,774	$30,420,886	$1,378,832	$24,668	$2,840,756	$572,025	$7,512,286	$4,909,310	$15,298,517	$14,150,917
End of year	$68,251,070	$58,659,774	$4,826,714	$1,378,832	$4,833,764	$2,840,756	$6,663,954	$7,512,286	$16,491,554	$15,298,517

Unit Transactions:
Beginning of year	6,986,042	5,065,258	100,517	2,357	209,950	54,719	537,797	505,836	1,694,905	1,993,373
Purchased	375,431	806,066	7,478	44,702	17,325	167,555	1,852	6,028	21,530	43,727
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,391,299	1,500,981	204,655	59,894	96,787	27,598	(70,256)	67,170	45,890	(209,790)
Withdrawn, Surrendered and Annuitized	(882,732)	(386,263)	(5,595)	(6,436)	(18,342)	(39,922)	(47,693)	(41,237)	(157,966)	(132,405)
End of year	7,870,040	6,986,042	307,055	100,517	305,720	209,950	421,700	537,797	1,604,359	1,694,905

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GS4		GS5		GS7		IV1		IV2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$9,493	$(6,012)	$(16,789)	$191,013	$(23,670)	$(30,271)	$(26,979)	$(26,899)	$(50,286)	$(32,110)
Net realized gains (losses)	2,841	(219,783)	(449,393)	(832,788)	27,037	(63,681)	175,707	(310,795)	61,232	(42,925)
Net unrealized gains (losses)	1,000,672	1,341,259	1,401,435	2,724,221	284,761	614,372	93,378	825,190	432,182	620,739
Increase (Decrease) in net assets from
operations	$1,013,006	$1,115,464	$935,253	$2,082,446	$288,128	$520,420	$242,106	$487,496	$443,128	$545,704

Participant Transactions:
Accumulation Activity:
Purchase payments received	$29,198	$(2,343)	$9,557	$6,534	$32,310	$287,003	$38,865	$184,420	$127,182	$346,126
Net transfers between Sub-Accounts and
Fixed Account	576,100	(8,014)	964,242	10,080	899,639	603,843	(80,997)	(632,117)	246,651	953,243
Withdrawals, surrenders, annuitizations and
contract charges	(561,673)	(484,815)	(641,356)	(484,040)	(185,371)	(262,635)	(161,652)	(125,534)	(182,982)	(77,088)
Net accumulation activity	$43,625	$(495,172)	$332,443	$(467,426)	$746,578	$628,211	$(203,784)	$(573,231)	$190,851	$1,222,281

Annuitization Activity:
Annuitizations	$	$	$	$	$	$	$	$	$	$
Annuity payments and contract charges		(195)	(2,509)	(2,079)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(58)	(702)	(805)
Net annuitization activity	$	$(253)	$(3,211)	$(2,884)	$	$	$	$	$	$
Increase (Decrease) in net assets from participant
owner transactions	$43,625	$(495,425)	$329,232	$(470,310)	$746,578	$628,211	$(203,784)	$(573,231)	$190,851	$1,222,281

Increase (Decrease) in net assets	$1,056,631	$620,039	$1,264,485	$1,612,136	$1,034,706	$1,148,631	$38,322	$(85,735)	$633,979	$1,767,985

Net Assets:
Beginning of year	$5,995,111	$5,375,072	$8,349,977	$6,737,841	$3,099,739	$1,951,108	$2,049,623	$2,135,358	$3,142,310	$1,374,325
End of year	$7,051,742	$5,995,111	$9,614,462	$8,349,977	$4,134,445	$3,099,739	$2,087,945	$2,049,623	$3,776,289	$3,142,310

Unit Transactions:
Beginning of year	642,298	703,658	965,025	1,048,203	351,482	294,424	265,834	393,726	367,540	227,469
Purchased	2,715	16	987	1,401	2,678	27,392	3,512	19,319	11,356	39,128
Transferred between Sub-Accounts and Fixed
Accumulation Account	55,683	(937)	101,323	(15,254)	110,965	64,040	(11,567)	(125,739)	32,663	112,549
Withdrawn, Surrendered and Annuitized	(57,497)	(60,439)	(73,606)	(69,325)	(21,047)	(34,374)	(20,932)	(21,472)	(21,538)	(11,606)
End of year	643,199	642,298	993,729	965,025	444,078	351,482	236,847	265,834	390,021	367,540

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	JP1		JP2		JP3		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(73,188)	$(78,899)	$(39,144)	$(25,371)	$(84,388)	$(69,308)	$(1,145,654)	$(1,033,457)	$(1,108,282)	$(502,248)
Net realized gains (losses)	(386,078)	(1,181,612)	(157,281)	(714,000)	3,597	(211,153)	3,529,477	(2,852,988)	4,071,580	520,456
Net unrealized gains (losses)	1,243,005	3,838,479	915,899	1,872,873	1,406,865	1,683,223	16,266,934	40,025,563	15,676,675	13,666,276
Increase (Decrease) in net assets from
operations	$783,739	$2,577,968	$719,474	$1,133,502	$1,326,074	$1,402,762	$18,650,757	$36,139,118	$18,639,973	$13,684,484

Participant Transactions:
Accumulation Activity:
Purchase payments received	$22,912	$84,136	$4,170	$20,569	$51,682	$15,632	$6,733,293	$12,792,232	$4,963,186	$7,658,023
Net transfers between Sub-Accounts and
Fixed Account	(1,266,600)	(632,323)	(278,841)	(422,736)	213,025	(71,717)	11,446,257	10,860,528	8,548,724	16,233,342
Withdrawals, surrenders, annuitizations and
contract charges	(868,616)	(1,046,016)	(415,022)	(334,216)	(442,779)	(283,270)	(14,123,562)	(10,254,840)	(6,463,542)	(3,855,890)
Net accumulation activity	$(2,112,304)	$(1,594,203)	$(689,693)	$(736,383)	$(178,072)	$(339,355)	$4,055,988	$13,397,920	$7,048,368	$20,035,475

Annuitization Activity:
Annuitizations	$	$	$	$	$	$	$	$38,431	$	$29,699
Annuity payments and contract charges	(16,034)	(14,811)	(2,530)	(2,051)	(654)	(2,452)	(32,370)	(23,208)	(15,600)	(9,762)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,330)	(1,682)	(465)	(530)	(340)	(418)	(2,406)	(2,867)	5,816	(1,028)
Net annuitization activity	$(17,364)	$(16,493)	$(2,995)	$(2,581)	$(994)	$(2,870)	$(34,776)	$12,356	$(9,784)	$18,909
Increase (Decrease) in net assets from participant
owner transactions	$(2,129,668)	$(1,610,696)	$(692,688)	$(738,964)	$(179,066)	$(342,225)	$4,021,212	$13,410,276	$7,038,584	$20,054,384

Increase (Decrease) in net assets	$(1,345,929)	$967,272	$26,786	$394,538	$1,147,008	$1,060,537	$22,671,969	$49,549,394	$25,678,557	$33,738,868

Net Assets:
Beginning of year	$12,067,198	$11,099,926	$4,867,038	$4,472,500	$5,479,284	$4,418,747	$165,999,819	$116,450,425	$78,536,192	$44,797,324
End of year	$10,721,269	$12,067,198	$4,893,824	$4,867,038	$6,626,292	$5,479,284	$188,671,788	$165,999,819	$104,214,749	$78,536,192

Unit Transactions:
Beginning of year	1,418,266	1,646,234	573,871	691,691	526,385	565,247	14,220,415	12,899,028	6,889,740	4,868,436
Purchased	2,591	11,527	465	3,266	5,389	2,063	542,680	1,238,808	394,458	737,950
Transferred between Sub-Accounts and Fixed
Accumulation Account	(159,810)	(99,786)	(31,429)	(72,314)	13,127	(8,928)	953,042	1,126,460	707,709	1,684,356
Withdrawn, Surrendered and Annuitized	(98,562)	(139,709)	(46,423)	(48,772)	(33,320)	(31,997)	(1,161,443)	(1,043,881)	(529,137)	(401,002)
End of year	1,162,485	1,418,266	496,484	573,871	511,581	526,385	14,554,694	14,220,415	7,462,770	6,889,740

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	LA3		CAS		EGS		GSS		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(37,219)	$9,445	$(185,213)	$(185,116)	$(367,117)	$(360,197)	$2,013,027	$2,144,920	$1,734,071	$2,013,602
Net realized gains (losses)	174,990	4,579	(1,509,131)	(4,035,247)	(2,428,035)	(7,153,290)	(275,654)	1,466,227	153,249	(447,202)
Net unrealized gains (losses)	400,015	461,929	2,870,078	7,228,302	5,264,283	13,877,224	(696,342)	(3,232,110)	137,451	3,240,108
Increase (Decrease) in net assets from
operations	$537,786	$475,953	$1,175,734	$3,007,939	$2,469,131	$6,363,737	$1,041,031	$379,037	$2,024,771	$4,806,508

Participant Transactions:
Accumulation Activity:
Purchase payments received	$20,182	$104,685	$83,561	$179,322	$119,041	$183,329	$533,299	$418,206	$172,833	$220,818
Net transfers between Sub-Accounts and
Fixed Account	1,584,757	460,326	(12,354)	(435,789)	(2,046,582)	(833,015)	(7,996,435)	(13,674,402)	(2,326,068)	2,179,014
Withdrawals, surrenders, annuitizations and
contract charges	(197,379)	(98,302)	(1,494,633)	(1,172,273)	(2,955,127)	(2,288,214)	(7,804,472)	(7,907,782)	(2,562,609)	(2,199,830)
Net accumulation activity	$1,407,560	$466,709	$(1,423,426)	$(1,428,740)	$(4,882,668)	$(2,937,900)	$(15,267,608)	$(21,163,978)	$(4,715,844)	$200,002

Annuitization Activity:
Annuitizations	$	$	$13,492	$	$22,510	$	$	$	$7,457	$
Annuity payments and contract charges			(7,529)	(6,346)	(16,381)	(13,936)	(10,583)	(10,767)	(14,594)	(14,013)
Net transfers between Sub-Accounts
Adjustments to annuity reserves			(1,114)	(1,148)	(2,774)	(3,073)	(900)	(946)	(1,977)	(2,422)
Net annuitization activity	$	$	$4,849	$(7,494)	$3,355	$(17,009)	$(11,483)	$(11,713)	$(9,114)	$(16,435)
Increase (Decrease) in net assets from participant
owner transactions	$1,407,560	$466,709	$(1,418,577)	$(1,436,234)	$(4,879,313)	$(2,954,909)	$(15,279,091)	$(21,175,691)	$(4,724,958)	$183,567

Increase (Decrease) in net assets	$1,945,346	$942,662	$(242,843)	$1,571,705	$(2,410,182)	$3,408,828	$(14,238,060)	$(20,796,654)	$(2,700,187)	$4,990,075

Net Assets:
Beginning of year	$1,964,050	$1,021,388	$13,902,670	$12,330,965	$27,103,648	$23,694,820	$54,863,853	$75,660,507	$29,117,142	$24,127,067
End of year	$3,909,396	$1,964,050	$13,659,827	$13,902,670	$24,693,466	$27,103,648	$40,625,793	$54,863,853	$26,416,955	$29,117,142

Unit Transactions:
Beginning of year	213,445	158,181	2,125,014	2,385,864	4,195,519	4,741,685	4,388,719	6,101,434	2,531,621	2,506,679
Purchased	1,602	9,172	13,218	28,975	19,908	33,929	42,269	33,530	15,031	20,249
Transferred between Sub-Accounts and Fixed
Accumulation Account	163,082	58,476	(19,011)	(95,631)	(343,444)	(195,383)	(638,388)	(1,110,863)	(199,691)	213,758
Withdrawn, Surrendered and Annuitized	(19,607)	(12,384)	(227,686)	(194,194)	(439,623)	(384,712)	(614,735)	(635,382)	(218,611)	(209,065)
End of year	358,522	213,445	1,891,535	2,125,014	3,432,360	4,195,519	3,177,865	4,388,719	2,128,350	2,531,621

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	M1A		M1B		MFC		MFD		MFE
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(718,931)	$(427,446)	$(159,349)	$(141,603)	$950,532	$1,051,275	$(29,744)	$(20,699)	$18,844	$47,657
Net realized gains (losses)	1,148,181	(435,944)	18,506	(273,407)	582,246	220,672	10,810	(33,924)	298,733	(208,528)
Net unrealized gains (losses)	1,974,239	8,638,057	891,136	2,177,216	(438,839)	1,298,302	179,683	381,351	1,454,808	1,636,997
Increase (Decrease) in net assets from
operations	$2,403,489	$7,774,667	$750,293	$1,762,206	$1,093,939	$2,570,249	$160,749	$326,728	$1,772,385	$1,476,126

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,967,475	$7,399,620	$216,204	$1,525,305	$183,868	$1,234,299	$178,441	$102,145	$122,429	$262,242
Net transfers between Sub-Accounts and
Fixed Account	3,135,627	9,860,472	(967,521)	856,257	(894,255)	2,148,322	316,887	225,085	416,884	1,727,568
Withdrawals, surrenders, annuitizations and
contract charges	(3,871,856)	(1,371,891)	(650,032)	(433,823)	(974,264)	(1,057,512)	(219,789)	(82,767)	(740,907)	(373,400)
Net accumulation activity	$3,231,246	$15,888,201	$(1,401,349)	$1,947,739	$(1,684,651)	$2,325,109	$275,539	$244,463	$(201,594)	$1,616,410

Annuitization Activity:
Annuitizations	$	$34,646	$	$	$	$	$	$	$	$
Annuity payments and contract charges	(4,653)	(1,603)				(23,085)			(55)	(44)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	509	(38)				124			(4)	(3)
Net annuitization activity	$(4,144)	$33,005	$	$	$	$(22,961)	$	$	$(59)	$(47)
Increase (Decrease) in net assets from participant
owner transactions	$3,227,102	$15,921,206	$(1,401,349)	$1,947,739	$(1,684,651)	$2,302,148	$275,539	$244,463	$(201,653)	$1,616,363

Increase (Decrease) in net assets	$5,630,591	$23,695,873	$(651,056)	$3,709,945	$(590,712)	$4,872,397	$436,288	$571,191	$1,570,732	$3,092,489

Net Assets:
Beginning of year	$40,995,153	$17,299,280	$11,315,398	$7,605,453	$16,730,020	$11,857,623	$1,705,423	$1,134,232	$6,513,154	$3,420,665
End of year	$46,625,744	$40,995,153	$10,664,342	$11,315,398	$16,139,308	$16,730,020	$2,141,711	$1,705,423	$8,083,886	$6,513,154

Unit Transactions:
Beginning of year	4,285,431	2,563,610	1,302,763	1,096,685	1,401,637	1,187,722	203,868	175,129	711,851	510,083
Purchased	324,022	704,108	22,378	156,531	14,914	114,937	14,529	10,395	11,891	25,667
Transferred between Sub-Accounts and Fixed
Accumulation Account	334,508	1,191,359	(103,975)	105,558	(81,304)	197,762	35,125	29,611	33,674	224,594
Withdrawn, Surrendered and Annuitized	(434,346)	(173,646)	(73,931)	(56,011)	(79,360)	(98,784)	(25,466)	(11,267)	(73,688)	(48,493)
End of year	4,509,615	4,285,431	1,147,235	1,302,763	1,255,887	1,401,637	228,056	203,868	683,728	711,851

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFF		MFJ		MFK		MFL		MIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(39,572)	$(27,587)	$511,958	$490,327	$1,211,197	$1,180,246	$(45,354)	$(31,683)	$(422,072)	$(446,938)
Net realized gains (losses)	52,761	(13,231)	946,894	(554,135)	(371,695)	624,562	75,501	(131,603)	(3,259,913)	(7,429,634)
Net unrealized gains (losses)	261,141	507,079	5,152,635	6,431,204	(224,593)	(1,730,858)	525,094	1,218,504	5,731,349	13,766,184
Increase (Decrease) in net assets from
operations	$274,330	$466,261	$6,611,487	$6,367,396	$614,909	$73,950	$555,241	$1,055,218	$2,049,364	$5,889,612

Participant Transactions:
Accumulation Activity:
Purchase payments received	$132,334	$249,947	$15,979,343	$21,246,956	$1,104,518	$7,654,724	$309,493	$1,078,558	$141,584	$144,609
Net transfers between Sub-Accounts and
Fixed Account	90,511	1,002,959	3,660,923	7,228,365	(6,223,428)	(4,290,317)	(461,493)	(11,269)	(2,634,514)	(1,840,001)
Withdrawals, surrenders, annuitizations and
contract charges	(499,469)	(109,050)	(8,706,239)	(2,981,207)	(4,372,353)	(4,005,824)	(618,167)	(297,374)	(2,712,243)	(2,706,194)
Net accumulation activity	$(276,624)	$1,143,856	$10,934,027	$25,494,114	$(9,491,263)	$(641,417)	$(770,167)	$769,915	$(5,205,173)	$(4,401,586)

Annuitization Activity:
Annuitizations	$	$	$	$2,139	$	$3,980	$18,950	$	$	$
Annuity payments and contract charges			(27,368)	(58,667)	(857)	(426)	(4,048)		(8,674)	(7,823)
Net transfers between Sub-Accounts
Adjustments to annuity reserves			(2,606)	(3,166)	(47)	(23)	(163)		(1,061)	(864)
Net annuitization activity	$	$	$(29,974)	$(59,694)	$(904)	$3,531	$14,739	$	$(9,735)	$(8,687)
Increase (Decrease) in net assets from participant
owner transactions	$(276,624)	$1,143,856	$10,904,053	$25,434,420	$(9,492,167)	$(637,886)	$(755,428)	$769,915	$(5,214,908)	$(4,410,273)

Increase (Decrease) in net assets	$(2,294)	$1,610,117	$17,515,540	$31,801,816	$(8,877,258)	$(563,936)	$(200,187)	$1,825,133	$(3,165,544)	$1,479,339

Net Assets:
Beginning of year	$2,853,477	$1,243,360	$62,680,373	$30,878,557	$36,675,804	$37,239,740	$6,749,487	$4,924,354	$32,510,969	$31,031,630
End of year	$2,851,183	$2,853,477	$80,195,913	$62,680,373	$27,798,546	$36,675,804	$6,549,300	$6,749,487	$29,345,425	$32,510,969

Unit Transactions:
Beginning of year	334,738	196,254	5,722,681	3,318,943	3,381,658	3,416,760	716,658	656,869	5,040,025	5,812,738
Purchased	10,040	23,578	1,402,637	2,032,934	105,053	772,780	27,424	103,551	20,025	26,910
Transferred between Sub-Accounts and Fixed
Accumulation Account	4,342	129,357	312,983	713,025	(572,473)	(389,276)	(42,506)	(5,219)	(431,731)	(346,339)
Withdrawn, Surrendered and Annuitized	(52,632)	(14,451)	(802,422)	(342,221)	(399,597)	(418,606)	(60,124)	(38,543)	(400,325)	(453,284)
End of year	296,488	334,738	6,635,879	5,722,681	2,514,641	3,381,658	641,452	716,658	4,227,994	5,040,025

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MIT		MMS		NWD		TRS		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(111,916)	$(80,098)	$(19,773)	$(35,518)	$(564,828)	$(497,054)	$558,013	$895,356	$150,290	$436,837
Net realized gains (losses)	(1,506,754)	(2,032,906)			(395,977)	(3,313,601)	343,916	(1,636,566)	(1,837,513)	(5,721,475)
Net unrealized gains (losses)	4,078,396	6,928,933			3,236,155	13,852,169	4,073,923	7,895,084	9,082,133	12,770,302
Increase (Decrease) in net assets from
operations	$2,459,726	$4,815,929	$(19,773)	$(35,518)	$2,275,350	$10,041,514	$4,975,852	$7,153,874	$7,394,910	$7,485,664

Participant Transactions:
Accumulation Activity:
Purchase payments received	$360,869	$231,765	$236,327	$12,651	$353,006	$343,106	$587,570	$383,965	$358,591	$262,269
Net transfers between Sub-Accounts and
Fixed Account	(1,706,418)	(541,626)	1,376,033	(260,431)	1,738,247	341,629	22,228	2,642,642	(292,544)	226,940
Withdrawals, surrenders, annuitizations and
contract charges	(2,668,011)	(1,659,058)	(1,389,106)	(1,994,803)	(3,208,108)	(2,848,774)	(5,591,650)	(4,383,310)	(3,467,879)	(2,857,727)
Net accumulation activity	$(4,013,560)	$(1,968,919)	$223,254	$(2,242,583)	$(1,116,855)	$(2,164,039)	$(4,981,852)	$(1,356,703)	$(3,401,832)	$(2,368,518)

Annuitization Activity:
Annuitizations	$	$	$	$	$	$4,598	$	$	$7,972	$
Annuity payments and contract charges	(16,028)	(18,256)			(3,431)	(3,490)	(11,568)	(10,929)	(59,380)	(49,195)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(4,688)	(4,187)			2,313	(639)	(1,842)	(1,807)	(6,696)	(5,527)
Net annuitization activity	$(20,716)	$(22,443)	$	$	$(1,118)	$469	$(13,410)	$(12,736)	$(58,104)	$(54,722)
Increase (Decrease) in net assets from participant
owner transactions	$(4,034,276)	$(1,991,362)	$223,254	$(2,242,583)	$(1,117,973)	$(2,163,570)	$(4,995,262)	$(1,369,439)	$(3,459,936)	$(2,423,240)

Increase (Decrease) in net assets	$(1,574,550)	$2,824,567	$203,481	$(2,278,101)	$1,157,377	$7,877,944	$(19,410)	$5,784,435	$3,934,974	$5,062,424

Net Assets:
Beginning of year	$27,388,470	$24,563,903	$3,372,148	$5,650,249	$39,569,126	$31,691,182	$53,649,144	$47,864,709	$28,239,267	$23,176,843
End of year	$25,813,920	$27,388,470	$3,575,629	$3,372,148	$40,726,503	$39,569,126	$53,629,734	$53,649,144	$32,174,241	$28,239,267

Unit Transactions:
Beginning of year	3,429,237	3,718,258	298,820	496,876	4,304,375	4,545,469	4,431,211	4,565,050	3,072,250	3,365,478
Purchased	42,994	34,107	21,064	1,116	38,993	46,619	45,836	34,396	35,916	31,692
Transferred between Sub-Accounts and Fixed
Accumulation Account	(218,441)	(84,151)	118,956	(22,939)	178,579	70,381	1,674	227,136	(23,724)	21,700
Withdrawn, Surrendered and Annuitized	(326,931)	(238,977)	(120,170)	(176,233)	(341,782)	(358,094)	(451,144)	(395,371)	(349,697)	(346,620)
End of year	2,926,859	3,429,237	318,670	298,820	4,180,165	4,304,375	4,027,577	4,431,211	2,734,745	3,072,250

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OP1		OP2		OP3		OP4		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(21,109)	$609	$(123,090)	$(122,276)	$(44,176)	$(47,990)	$2,316	$8,807	$3,658,840	$2,592,055
Net realized gains (losses)	16,652	(231,485)	1,702,924	910,173	121,566	(285,573)	18,540	(36,498)	1,473,132	1,693,442
Net unrealized gains (losses)	534,360	1,548,698	(117,899)	1,460,021	407,327	1,541,742	125,242	352,325	450,050	4,206,422
Increase (Decrease) in net assets from
operations	$529,903	$1,317,822	$1,461,935	$2,247,918	$484,717	$1,208,179	$146,098	$324,634	$5,582,022	$8,491,919

Participant Transactions:
Accumulation Activity:
Purchase payments received	$37,207	$41,242	$19,030	$2,304	$13,945	$13,690	$27,779	$(46)	$6,311,949	$10,442,275
Net transfers between Sub-Accounts and
Fixed Account	(393,084)	(422,900)	(473,423)	(606,035)	(638,471)	(612,138)	(129,501)	(152,642)	7,419,254	21,142,678
Withdrawals, surrenders, annuitizations and
contract charges	(706,358)	(615,605)	(973,566)	(1,006,414)	(372,136)	(579,356)	(217,949)	(133,437)	(5,564,794)	(4,035,381)
Net accumulation activity	$(1,062,235)	$(997,263)	$(1,427,959)	$(1,610,145)	$(996,662)	$(1,177,804)	$(319,671)	$(286,125)	$8,166,409	$27,549,572

Annuitization Activity:
Annuitizations	$	$	$25,362	$	$	$	$	$	$	$42,993
Annuity payments and contract charges	(5,782)	(5,390)	(12,371)	(6,389)	(3,205)	(2,552)			(6,672)	(3,127)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(296)	(394)	(1,943)	(1,701)	(1,020)	(1,256)			438	(63)
Net annuitization activity	$(6,078)	$(5,784)	$11,048	$(8,090)	$(4,225)	$(3,808)	$	$	$(6,234)	$39,803
Increase (Decrease) in net assets from participant
owner transactions	$(1,068,313)	$(1,003,047)	$(1,416,911)	$(1,618,235)	$(1,000,887)	$(1,181,612)	$(319,671)	$(286,125)	$8,160,175	$27,589,375

Increase (Decrease) in net assets	$(538,410)	$314,775	$45,024	$629,683	$(516,170)	$26,567	$(173,573)	$38,509	$13,742,197	$36,081,294

Net Assets:
Beginning of year	$5,990,517	$5,675,742	$9,245,289	$8,615,606	$3,686,836	$3,660,269	$1,898,569	$1,860,060	$66,020,259	$29,938,965
End of year	$5,452,107	$5,990,517	$9,290,313	$9,245,289	$3,170,666	$3,686,836	$1,724,996	$1,898,569	$79,762,456	$66,020,259

Unit Transactions:
Beginning of year	572,983	687,993	476,073	579,459	237,694	330,269	175,394	206,097	5,046,425	2,764,653
Purchased	3,553	3,954	970	23	970	1,098	2,365		493,023	875,360
Transferred between Sub-Accounts and Fixed
Accumulation Account	(37,625)	(49,907)	(24,924)	(39,803)	(41,906)	(49,844)	(15,515)	(16,986)	548,108	1,750,483
Withdrawn, Surrendered and Annuitized	(66,087)	(69,057)	(46,357)	(63,606)	(23,141)	(43,829)	(16,447)	(13,717)	(425,059)	(344,071)
End of year	472,824	572,983	405,762	476,073	173,617	237,694	145,797	175,394	5,662,497	5,046,425

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PMB		PRR		PTR		RX1		RX2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$1,324,931	$1,415,746	$(92,272)	$108,725	$261,318	$830,999	$(18,729)	$(17,834)	$(53,720)	$(36,770)
Net realized gains (losses)	4,755,996	8,666,785	737,438	422,023	1,816,930	1,106,843	158,215	140,785	319,380	89,152
Net unrealized gains (losses)	(287,486)	298,937	587,966	136,164	878,511	(8,920)	11,436	300,750	(211,553)	775,520
Increase (Decrease) in net assets from
operations	$5,793,441	$10,381,468	$1,233,132	$666,912	$2,956,759	$1,928,922	$150,922	$423,701	$54,107	$827,902

Participant Transactions:
Accumulation Activity:
Purchase payments received	$5,070,024	$9,481,822	$587,414	$4,064,270	$10,997,059	$16,777,086	$808	$83,381	$77,243	$527,287
Net transfers between Sub-Accounts and
Fixed Account	4,253,619	2,643,390	4,241,308	11,231,682	13,380,049	29,819,816	(111,007)	(51,058)	(1,106,725)	3,492,985
Withdrawals, surrenders, annuitizations and
contract charges	(4,234,916)	(3,190,668)	(1,398,502)	(2,801,080)	(7,725,724)	(6,162,674)	(147,879)	(131,198)	(359,829)	(1,496,391)
Net accumulation activity	$5,088,727	$8,934,544	$3,430,220	$12,494,872	$16,651,384	$40,434,228	$(258,078)	$(98,875)	$(1,389,311)	$2,523,881

Annuitization Activity:
Annuitizations	$	$46,826	$	$1,538	$	$47,798	$	$	$	$
Annuity payments and contract charges	(7,848)	(3,095)	(603)	(1,242)	(6,384)	(3,426)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,524)	(48)	(1)	(243)	411	(234)
Net annuitization activity	$(9,372)	$43,683	$(604)	$53	$(5,973)	$44,138	$	$	$	$
Increase (Decrease) in net assets from participant
owner transactions	$5,079,355	$8,978,227	$3,429,616	$12,494,925	$16,645,411	$40,478,366	$(258,078)	$(98,875)	$(1,389,311)	$2,523,881

Increase (Decrease) in net assets	$10,872,796	$19,359,695	$4,662,748	$13,161,837	$19,602,170	$42,407,288	$(107,156)	$324,826	$(1,335,204)	$3,351,783

Net Assets:
Beginning of year	$50,681,753	$31,322,058	$14,822,118	$1,660,281	$85,028,589	$42,621,301	$1,262,326	$937,500	$4,257,452	$905,669
End of year	$61,554,549	$50,681,753	$19,484,866	$14,822,118	$104,630,759	$85,028,589	$1,155,170	$1,262,326	$2,922,248	$4,257,452

Unit Transactions:
Beginning of year	3,397,699	2,694,865	1,364,548	161,628	8,040,150	4,171,216	170,733	178,307	552,205	184,922
Purchased	357,313	732,435	53,243	390,090	1,038,335	1,732,232	86	10,643	8,403	70,274
Transferred between Sub-Accounts and Fixed
Accumulation Account	284,400	214,634	380,608	1,081,490	1,239,826	2,854,994	(12,935)	3,284	(179,124)	412,675
Withdrawn, Surrendered and Annuitized	(284,400)	(244,235)	(125,203)	(268,660)	(732,146)	(718,292)	(19,953)	(21,501)	(50,528)	(115,666)
End of year	3,755,012	3,397,699	1,673,196	1,364,548	9,586,165	8,040,150	137,931	170,733	330,956	552,205

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SB1				SB2				SB3		SB4		SC1
	Sub-Account				Sub-Account				Sub-Account		Sub-Account		Sub-Account
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004		2003		2004		2003		2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)		$(5,856)		$(6,857)		$438		$222	$98,358	$121,434	$13,459	$10,961	$(729,013)	$(1,147,254)
Net realized gains (losses)		6,188		(36,039)		4,932		(15,075)	99,625	159,529	129,714	(17,073)	6
Net unrealized gains (losses)		49,834		232,965		44,602		145,376	(43,630)	83,975	94,890	411,177
Increase (Decrease) in net assets from
operations		$50,166		$190,069		$49,972		$130,523	$154,353	$364,938	$238,063	$405,065	$(729,007)	$(1,147,254)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$		$		$		$		$21,259	$5,162	$2,400	$1,919	$8,237,827	$27,858,111
Net transfers between Sub-Accounts and
Fixed Account		43,272		23,735		61,392		44,749	27,997	(253,697)	650,184	613,428	24,461,372	(32,837,743)
Withdrawals, surrenders, annuitizations and
contract charges		(93,308)		(70,637)		(58,931)		(31,318)	(311,864)	(262,797)	(562,217)	(374,053)	(27,089,415)	(38,944,907)
Net accumulation activity		$(50,036)		$(46,902)		$2,461		$13,431	$(262,608)	$(511,332)	$90,367	$241,294	$5,609,784	$(43,924,539)

Annuitization Activity:
Annuitizations	$		$		$		$		$	$	$	$	$113,170	$33,776
Annuity payments and contract charges									(1,630)	(1,575)	(926)	(851)	(72,316)	(69,863)
Net transfers between Sub-Accounts
Adjustments to annuity reserves									(598)	(702)	(157)	(211)	(119,054)	(2,603)
Net annuitization activity	$		$		$		$		$(2,228)	$(2,277)	$(1,083)	$(1,062)	$(78,200)	$(38,690)
Increase (Decrease) in net assets from participant
owner transactions		$(50,036)		$(46,902)		$2,461		$13,431	$(264,836)	$(513,609)	$89,284	$240,232	$5,531,584	$(43,963,229)

Increase (Decrease) in net assets		$130		$143,167		$52,433		$143,954	$(110,483)	$(148,671)	$327,347	$645,297	$4,802,577	$(45,110,483)

Net Assets:
Beginning of year		$712,300		$569,133		$549,419		$405,465	$3,194,920	$3,343,591	$3,364,835	$2,719,538	$97,978,157	$143,088,640
End of year		$712,430		$712,300		$601,852		$549,419	$3,084,437	$3,194,920	$3,692,182	$3,364,835	$102,780,734	$97,978,157

Unit Transactions:
Beginning of year		45,933		50,322		45,865		44,173	227,701	266,350	303,978	280,674	9,408,598	13,525,823
Purchased									1,514	377	213	239	813,396	2,838,039
Transferred between Sub-Accounts and Fixed
Accumulation Account		2,825		1,095		5,114		4,701	1,946	(19,266)	56,492	60,354	2,377,954	(3,117,487)
Withdrawn, Surrendered and Annuitized		(5,748)		(5,484)		(4,820)		(3,009)	(22,215)	(19,760)	(49,532)	(37,289)	(2,610,310)	(3,837,777)
End of year		43,010		45,933		46,159		45,865	208,946	227,701	311,151	303,978	9,989,638	9,408,598

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SC2		SC3		SC4		SC5		SC6
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004 (z)	2003	2004	2003	2004 (z)	2003
Operations:
Net investment income (loss)	$1,793,407	$2,326,138	$84,942	$(731,974)	$(67,177)	$(72,172)	$(1,146,038)	$(900,855)	$(38,778)	$(24,928)
Net realized gains (losses)	1,083,084	486,248	6,577,955	141,200	335,803	(347,783)	2,059,352	115,723	140,369	(304,107)
Net unrealized gains (losses)	(437,709)	1,907,179	12,148,408	14,952,425	(503,902)	2,097,307	9,702,891	18,840,399	(217,072)	1,237,457
Increase (Decrease) in net assets from
operations	$2,438,782	$4,719,565	$18,811,305	$14,361,651	$(235,276)	$1,677,352	$10,616,205	$18,055,267	$(115,481)	$908,422

Participant Transactions:
Accumulation Activity:
Purchase payments received	$455,187	$1,833,520	$3,253,176	$5,595,421	$92,329	$460,159	$2,272,911	$5,448,217	$51,785	$29,596
Net transfers between Sub-Accounts and
Fixed Account	(5,447,625)	(5,468,600)	(3,511,148)	3,596,879	(7,203,926)	309,914	5,157,625	1,192,767	(4,268,314)	153,741
Withdrawals, surrenders, annuitizations and
contract charges	(5,097,429)	(6,079,272)	(5,468,009)	(4,032,113)	(207,318)	(732,378)	(5,545,786)	(4,524,065)	(114,181)	(230,072)
Net accumulation activity	$(10,089,867)	$(9,714,352)	$(5,725,981)	$5,160,187	$(7,318,915)	$37,695	$1,884,750	$2,116,919	$(4,330,710)	$(46,735)

Annuitization Activity:
Annuitizations	$	$4,226	$	$28,042	$	$	$	$29,768	$	$
Annuity payments and contract charges	(56,510)	(63,742)	(15,889)	(22,898)	(434)	(568)	(11,174)	(6,279)	(1,009)	(1,312)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(3,465)	(4,260)	1,365	(1,321)	339	(95)	(517)	(3,518)	644	(247)
Net annuitization activity	$(59,975)	$(63,776)	$(14,524)	$3,823	$(95)	$(663)	$(11,691)	$19,971	$(365)	$(1,559)
Increase (Decrease) in net assets from participant
owner transactions	$(10,149,842)	$(9,778,128)	$(5,740,505)	$5,164,010	$(7,319,010)	$37,032	$1,873,059	$2,136,890	$(4,331,075)	$(48,294)

Increase (Decrease) in net assets	$(7,711,060)	$(5,058,563)	$13,070,800	$19,525,661	$(7,554,286)	$1,714,384	$12,489,264	$20,192,157	$(4,446,556)	$860,128

Net Assets:
Beginning of year	$58,964,013	$64,022,576	$61,894,047	$42,368,386	$7,554,286	$5,839,902	$71,560,388	$51,368,231	$4,446,556	$3,586,428
End of year	$51,252,953	$58,964,013	$74,964,847	$61,894,047	$	$7,554,286	$84,049,652	$71,560,388	$	$4,446,556

Unit Transactions:
Beginning of year	4,713,218	5,494,856	3,686,003	3,241,508	999,284	1,023,813	5,764,598	5,545,133	536,479	557,939
Purchased	36,680	164,117	221,889	460,749	7,942	47,204	176,692	501,256	4,138	3,203
Transferred between Sub-Accounts and Fixed
Accumulation Account	(432,802)	(442,528)	(184,877)	260,210	(979,939)	34,042	400,437	131,790	(527,035)	8,157
Withdrawn, Surrendered and Annuitized	(401,009)	(503,227)	(301,530)	(276,464)	(27,287)	(105,775)	(436,468)	(413,581)	(13,582)	(32,820)
End of year	3,916,087	4,713,218	3,421,485	3,686,003		999,284	5,905,259	5,764,598		536,479

(z) Fund closed during year.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SC7		SC8		SC9		SCA		SCB
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004 (z)	2003	2004 (z)	2003	2004 (z)	2003	2004	2003
Operations:
Net investment income (loss)	$(374,902)	$(316,760)	$(24,980)	$(60,756)	$(37,567)	$(21,136)	$(146,725)	$677,407	$(1,183,459)	$(797,255)
Net realized gains (losses)	899,203	(695,643)	943,111	(365,571)	334,248	(352,041)	3,384,769	302,174	8,848,001	(1,099,020)
Net unrealized gains (losses)	4,262,926	10,385,476	(1,076,873)	1,985,620	(279,442)	1,343,439	(2,938,391)	2,806,952	4,149,403	21,621,891
Increase (Decrease) in net assets from
operations	$4,787,227	$9,373,073	$(158,742)	$1,559,293	$17,239	$970,262	$299,653	$3,786,533	$11,813,945	$19,725,616

Participant Transactions:
Accumulation Activity:
Purchase payments received	$414,324	$1,951,849	$80,120	$262,259	$32,336	$185,407	$214,817	$564,780	$4,413,261	$8,099,562
Net transfers between Sub-Accounts and
Fixed Account	4,690,937	1,791,171	(6,139,822)	(917,726)	(4,212,940)	106,836	(16,090,767)	193,628	5,097,078	1,935,553
Withdrawals, surrenders, annuitizations and
contract charges	(3,715,700)	(1,807,692)	(275,308)	(504,139)	(242,660)	(247,353)	(903,903)	(1,168,544)	(5,546,034)	(3,956,694)
Net accumulation activity	$1,389,561	$1,935,328	$(6,335,010)	$(1,159,606)	$(4,423,264)	$44,890	$(16,779,853)	$(410,136)	$3,964,305	$6,078,421

Annuitization Activity:
Annuitizations	$33,983	$	$	$	$	$	$	$	$23,531	$39,385
Annuity payments and contract charges	(12,417)	(3,740)	(204)	(380)			(2,220)	(2,298)	(17,506)	(4,581)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(6,834)	(12,892)	689	(169)	5	(1)	(6,193)	5,598	(3,784)	(753)
Net annuitization activity	$14,732	$(16,632)	$485	$(549)	$5	$(1)	$(8,413)	$3,300	$2,241	$34,051
Increase (Decrease) in net assets from participant
owner transactions	$1,404,293	$1,918,696	$(6,334,525)	$(1,160,155)	$(4,423,259)	$44,889	$(16,788,266)	$(406,836)	$3,966,546	$6,112,472

Increase (Decrease) in net assets	$6,191,520	$11,291,769	$(6,493,267)	$399,138	$(4,406,020)	$1,015,151	$(16,488,613)	$3,379,697	$15,780,491	$25,838,088

Net Assets:
Beginning of year	$42,970,532	$31,678,763	$6,493,267	$6,094,129	$4,406,020	$3,390,869	$16,488,613	$13,108,916	$68,670,792	$42,832,704
End of year	$49,162,052	$42,970,532	$	$6,493,267	$	$4,406,020	$	$16,488,613	$84,451,283	$68,670,792

Unit Transactions:
Beginning of year	4,594,007	4,409,222	589,710	734,726	442,892	449,981	1,282,731	1,323,897	5,188,084	4,469,212
Purchased	40,985	213,388	6,900	27,355	2,871	18,133	14,380	54,434	315,766	749,184
Transferred between Sub-Accounts and Fixed
Accumulation Account	490,138	209,489	(571,924)	(112,083)	(425,826)	5,020	(1,230,354)	9,968	390,075	345,294
Withdrawn, Surrendered and Annuitized	(386,480)	(238,092)	(24,686)	(60,288)	(19,937)	(30,242)	(66,757)	(105,568)	(406,169)	(375,606)
End of year	4,738,650	4,594,007		589,710		442,892		1,282,731	5,487,756	5,188,084
(z) Fund closed during year.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCC		SCH		SCI		SCJ		SCK
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004 (z)	2003	2004 (z)	2003	2004 (z)	2003	2004 (z)	2003	2004 (z)	2003
Operations:
Net investment income (loss)	$(27,755)	$(17,339)	$(58,788)	$(75,064)	$(44,887)	$(53,296)	$(80,038)	$(101,898)	$(59,938)	$(44,235)
Net realized gains (losses)	331,854	(162,631)	1,713,737	(47,485)	433,219	(222,771)	1,180,428	(225,369)	1,022,815	(180,609)
Net unrealized gains (losses)	(321,287)	844,589	(1,362,090)	1,714,455	(449,066)	1,087,370	(1,599,566)	2,019,222	(1,100,632)	1,347,207
Increase (Decrease) in net assets from
operations	$(17,188)	$664,619	$292,859	$1,591,906	$(60,734)	$811,303	$(499,176)	$1,691,955	$(137,755)	$1,122,363

Participant Transactions:
Accumulation Activity:
Purchase payments received	$33,679	$164,918	$9,045	$216,776	$56,740	$643,301	$196,336	$754,043	$279,052	$1,015,924
Net transfers between Sub-Accounts and
Fixed Account	(2,974,231)	59,184	(6,118,284)	219,930	(4,428,233)	833,638	(7,970,911)	736,768	(5,983,641)	15,811
Withdrawals, surrenders, annuitizations and
contract charges	(237,727)	(273,074)	(588,024)	(482,580)	(424,917)	(247,334)	(417,148)	(189,009)	(375,347)	(359,154)
Net accumulation activity	$(3,178,279)	$(48,972)	$(6,697,263)	$(45,874)	$(4,796,410)	$1,229,605	$(8,191,723)	$1,301,802	$(6,079,936)	$672,581

Annuitization Activity:
Annuitizations	$	$	$25,840	$	$	$	$	$17,976	$	$
Annuity payments and contract charges	(441)		(7,530)	(1,832)	(746)	(1,350)	(1,215)	(837)	(752)	(577)
Net transfers between Sub-Accounts
Adjustments to annuity reserves			(636)	(172)	(1,257)	1,257	(63)	63	164	(164)
Net annuitization activity	$(441)	$	$17,674	$(2,004)	$(2,003)	$(93)	$(1,278)	$17,202	$(588)	$(741)
Increase (Decrease) in net assets from participant
owner transactions	$(3,178,720)	$(48,972)	$(6,679,589)	$(47,878)	$(4,798,413)	$1,229,512	$(8,193,001)	$1,319,004	$(6,080,524)	$671,840

Increase (Decrease) in net assets	$(3,195,908)	$615,647	$(6,386,730)	$1,544,028	$(4,859,147)	$2,040,815	$(8,692,177)	$3,010,959	$(6,218,279)	$1,794,203

Net Assets:
Beginning of year	$3,195,908	$2,580,261	$6,386,730	$4,842,702	$4,859,147	$2,818,332	$8,692,177	$5,681,218	$6,218,279	$4,424,076
End of year	$	$3,195,908	$	$6,386,730	$	$4,859,147	$	$8,692,177	$	$6,218,279

Unit Transactions:
Beginning of year	313,840	324,332	538,958	550,836	587,800	461,060	869,770	760,555	610,539	568,391
Purchased	2,578	19,136	5,535	22,485	7,600	73,252	15,257	72,655	23,657	100,573
Transferred between Sub-Accounts and Fixed
Accumulation Account	(293,816)	1,074	(496,606)	13,841	(540,430)	88,835	(845,468)	57,729	(598,016)	(17,442)
Withdrawn, Surrendered and Annuitized	(22,602)	(30,702)	(47,887)	(48,204)	(54,970)	(35,347)	(39,559)	(21,169)	(36,180)	(40,983)
End of year		313,840		538,958		587,800		869,770		610,539

(z) Fund closed during year.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCL		SCM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004 (z)	2003	2004	2003
Operations:
Net investment income (loss)	$(36,307)	$(38,927)	$(30,858)	$5,109
Net realized gains (losses)	825,743	98,217	591,662	28,296
Net unrealized gains (losses)	(795,927)	798,666	7,342	273,374
Increase (Decrease) in net assets from
operations	$(6,491)	$857,956	$568,146	$306,779

Participant Transactions:
Accumulation Activity:
Purchase payments received	$49,635	$284,744	$166,820	$112,728
Net transfers between Sub-Accounts and
Fixed Account	(4,057,525)	1,185,935	918,045	1,834,214
Withdrawals, surrenders, annuitizations and
contract charges	(309,062)	(163,539)	(107,593)	(17,432)
Net accumulation activity	$(4,316,952)	$1,307,140	$977,272	$1,929,510

Annuitization Activity:
Annuitizations	$	$	$	$
Annuity payments and contract charges	(1,198)	(1,668)	(5,756)	(379)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	721	(721)	1,815	(393)
Net annuitization activity	$(477)	$(2,389)	$(3,941)	$(772)
Increase (Decrease) in net assets from participant
transactions	$(4,317,429)	$1,304,751	$973,331	$1,928,738

Increase (Decrease) in net assets	$(4,323,920)	$2,162,707	$1,541,477	$2,235,517

Net Assets:
Beginning of year	$4,323,920	$2,161,213	$2,371,760	$136,243
End of year	$	$4,323,920	$3,913,237	$2,371,760

Unit Transactions:
Beginning of year	383,273	282,059	201,242	18,231
Purchased	5,036	24,223	9,749	8,939
Transferred between Sub-Accounts and Fixed
Accumulation Account	(361,272)	94,772	67,539	176,684
Withdrawn, Surrendered and Annuitized	(27,037)	(17,781)	(7,078)	(2,612)
End of year		383,273	271,452	201,242

(z) Fund closed during year.

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') is a separate account of Sun Life Assurance Company of Canada (U.S.), (the ''Sponsor''), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts (collectively, the ''Contracts'') and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds (the "Funds") registered under the Investment Act of 1940. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Salomon Brothers Variable Series Funds, Inc. With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroader Advisers, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and Franklin Variable Insurance Products Funds. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%
Futurity II contracts	1.25%
Futurity Focus contracts	1.00%
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant's account value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.23% and .65% to 1.25% of the Fund's net assets, respectively.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

For the year ended December 31, 2004, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the Withdrawals, surrenders and annuitizations line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$339	$701
V.I. Core Equity Fund Series 2	268	101
V.I. Capital Appreciation Fund	15,593	17,548
V.I. Growth Fund	20,811	12,563
V.I. Growth and Income Fund	17,159	14,376
V.I. International Equity Fund	12,963	16,159
V.I. Value Fund	2,507	6,426
V.I.Capital Appreciation Fund Series 2	396	2,178
V.I. International Growth Fund Series 2	203	2,637
V.I. Premier Equity Fund Series 2	172
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	25,128	149,665
The Alger American Fund
Growth Portfolio	19,472	29,218
Income and Growth Portfolio	13,377	30,582
Small Capitalization Portfolio	5,001	6,422
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	3,899	27,654
Technology Fund	1,886	4,142
Growth and Income Fund	12,322	106,420
Worldwide Privatization Fund	1,269	10,193
Quasar Fund	682	496
Credit Suisse Institutional
Emerging Markets Portfolio	636	3,768
International Equity Portfolio	571	902

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Credit Suisse Institutional - continued	Contract Charges	Surrender Charges
Global Post-Venture Capital Portfolio	$291	$899
Small Company Growth Portfolio	1,287	6,679
Fidelity Variable Insurance Products Funds
VIP Contra fund	11,019	37,588
VIP Overseas Fund	2,878	15,436
VIP Growth Fund	23,177	280,547
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	1,465	1,484
Foreign Securities Fund Class 2	1,230	1,390
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,182	8,656
VIT CORE US Equity Fund	6,103	11,967
VIT Growth and Income Fund	2,276	3,042
VIT International Equity Fund	3,401	8,489
VIT Capital Growth Fund	966	2,678
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	699	5,704
Small Company Growth Fund	1,293	1,951
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	5,314	7,952
International Opportunities Portfolio	2,473	3,445
Small Company Portfolio	2,463	5,619
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	52,388	234,148
Mid Cap Value	32,830	118,680
International Portfolio	1,023	1,859
MFS/Sun Life Series Trust
Capital Appreciation Series	7,650	23,121
Emerging Growth Series	18,585	55,864
Government Securities Series	13,195	189,778
High Yield Series	9,050	31,460
New Discovery S Class	16,432	48,767
Massachusetts Investors Growth Stock S Class	4,611	7,837
High Yield S Class	4,787	8,691
Capital Appreciation S Class	1,108	6,159
Utilities S Class	2,315	13,529
Emerging Growth S Class	1,335	3,875
Total Return S Class	28,654	210,713
Government Securities S Class	13,562	82,296
Massachusetts Investors Trust S Class	3,334	9,168
Massachusetts Investors Growth Stock Series	14,083	33,698
Massachusetts Investors Trust Series	10,073	48,959
Money Market Series	2,008	11,155
New Discovery Series	14,858	59,733
Total Return Series	15,282	92,992
Utilities Series	11,778	63,354

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
OCC Accumulation Trust
Equity Portfolio	$2,410	$8,971
Mid Cap Portfolio	2,587	24,963
Small Cap Portfolio	1,436	6,899
Managed Portfolio	616	4,233
PIMCO Variable Insurance Trust
High Yield Portfolio	19,354	76,174
Emerging Markets Bond Portfolio	18,134	80,437
Real Return Portfolio	5,679	10,287
Total Return Portfolio	23,675	89,190
Rydex Variable Trust
Nova Fund	549	260
OTC Fund	2,298	7,369
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	337	1,829
Investors Fund	116	1,315
Strategic Bond Fund	784	3,885
Total Return Fund	1,000	2,733
Sun Capital Advisers Trust
Sun Capital Money Market Fund	33,010	664,034
Sun Capital Investment Grade Bond Fund	13,843	94,883
Sun Capital Real Estate Fund	27,463	108,902
SC Select Equity Fund	1,973	1,797
SC Blue Chip Mid Cap Fund	26,067	131,674
SC Investors Foundation Fund	752	1,333
SC Davis Venture Value Fund	12,724	83,963
SC Davis Financial Fund	1,691	5,638
SC Value Equity Fund	1,198	8,249
SC Value Mid Cap Fund	3,558	18,560
SC Value Small Cap Fund	26,415	113,361
SC Value Managed Fund	572	10,646
SC Neuberger Berman Mid Cap Value Fund	1,553	18,656
SC Neuberger Berman Mid Cap Growth Fund	1,786	7,625
SC Alger Growth Fund	1,652	8,403
SC Alger Income & Growth Fund	1,711	10,117
SC Alger Small Capitalization Fund	900	6,487
Sun Capital All Cap Fund	912	1,776

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares of the Funds purchased and proceeds from the sales of shares of the Funds for each Sub-account for the year ended December 31, 2004:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$378,919	$76,279
V.I. Core Equity Fund Series 2	35,085	47,472
V.I. Capital Appreciation Fund	3,140,486	5,969,913
V.I. Growth Fund	1,818,462	7,123,931
V.I. Growth and Income Fund	1,635,212	6,987,579
V.I. International Equity Fund	3,836,356	6,785,559
V.I. Value Fund	591,180	1,630,164
V.I. Capital Appreciation Fund Series 2	422,331	334,985
V.I. International Growth Fund Series 2	188,995	175,155
V.I. Premier Equity Fund Series 2	93,296	30,084
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	35,776,044	17,450,883
The Alger American Fund
Growth Portfolio	374,480	11,709,699
Income and Growth Portfolio	492,003	8,360,180
Small Capitalization Portfolio	41,831	1,755,199
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,973,696	2,998,823
Technology Fund	647,722	1,417,421
Growth and Income Fund	5,212,968	9,457,873
Worldwide Privatization Fund	2,737,477	1,429,566
Quasar Fund	2,003,256	592,757
Credit Suisse Institutional
Emerging Markets Portfolio	347,802	393,155
International Equity Portfolio	20,227	133,161
Global Post-Venture Capital Portfolio	101,214	63,981
Small Company Growth Portfolio	1,217,983	545,645
Fidelity Variable Insurance Products Funds
VIP Contrafund	11,533,833	4,701,581
VIP Overseas Fund	1,985,116	2,384,062
VIP Growth Fund	18,432,669	10,583,413
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	3,467,064	576,015
Foreign Securities Fund Class 2	2,131,511	811,938
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	1,349,815	2,919,973
VIT CORE US Equity Fund	2,437,658	3,227,341
VIT Growth and Income Fund	1,039,958	986,836
VIT International Equity Fund	1,688,186	1,375,042
VIT Capital Growth Fund	1,239,492	516,582
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	556,778	787,542
Small Company Growth Fund	835,760	695,197

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	828,735	3,030,260
International Opportunities Portfolio	284,963	1,016,331
Small Company Portfolio	919,162	1,182,277
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	25,319,447	20,925,457
Mid Cap Value	20,620,157	13,283,279
International Portfolio	2,157,943	787,604
MFS/Sun Life Series Trust
Capital Appreciation Series	1,217,204	2,819,879
Emerging Growth Series	2,192,076	7,435,729
Government Securities Series	4,818,641	18,083,805
High Yield Series	4,193,907	7,182,814
New Discovery S Class	10,272,692	7,765,026
Massachusetts Investors Growth Stock S Class	1,125,433	2,686,133
High Yield S Class	5,114,659	5,848,777
Capital Appreciation S Class	858,939	613,146
Utilities S Class	1,502,988	1,685,791
Emerging Growth S Class	1,013,824	1,330,020
Total Return S Class	26,594,692	15,176,077
Government Securities S Class	3,906,965	12,187,889
Massachusetts Investors Trust S Class	1,743,198	2,543,817
Massachusetts Investors Growth Stock Series	2,633,171	8,269,089
Massachusetts Investors Trust Series	1,431,956	5,573,461
Money Market Series	4,843,696	4,640,216
New Discovery Series	5,403,862	7,088,975
Total Return Series	7,375,748	11,811,155
Utilities Series	3,236,181	6,539,130
OCC Accumulation Trust
Equity Portfolio	96,225	1,185,350
Mid Cap Portfolio	1,637,856	1,646,661
Small Cap Portfolio	31,423	1,075,467
Managed Portfolio	98,058	415,413
PIMCO Variable Insurance Trust
High Yield Portfolio	22,046,471	10,227,893
Emerging Markets Bond Portfolio	19,764,034	10,015,052
Real Return Portfolio	7,418,472	3,484,505
Total Return Portfolio	32,316,890	13,901,327
Rydex Variable Trust
Nova Fund	1,046,131	1,322,937
OTC Fund	2,705,807	4,148,839
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	79,022	134,913
Investors Fund	86,175	83,276
Strategic Bond Fund	316,816	428,777
Total Return Fund	1,347,153	1,177,256

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
Sun Capital Advisers Trust
Sun Capital Money Market Fund	103,914,836	98,993,213
Sun Capital Investment Grade Bond Fund	7,782,327	15,779,719
Sun Capital Real Estate Fund	13,604,088	16,703,297
SC Select Equity Fund	717,101	8,103,627
SC Blue Chip Mid Cap Fund	11,260,268	10,532,729
SC Investors Foundation Fund	212,638	4,583,134
SC Davis Venture Value Fund	7,988,759	6,952,532
SC Davis Financial Fund	498,310	6,858,502
SC Value Equity Fund	328,242	4,789,077
SC Value Mid Cap Fund	1,937,120	18,582,826
SC Value Small Cap Fund	19,708,054	10,633,606
SC Value Managed Fund	569,825	3,776,299
SC Neuberger Berman Mid Cap Value Fund	1,185,746	7,834,128
SC Neuberger Berman Mid Cap Growth Fund	664,236	5,506,282
SC Alger Growth Fund	2,391,851	10,664,826
SC Alger Income & Growth Fund	1,429,347	7,569,972
SC Alger Small Capitalization Fund	1,418,556	5,666,559
Sun Capital All Cap Fund	2,985,596	1,702,769

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial to Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31

							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
AG2
	December 31, 2004	83,335	$ 9.5392	to	$ 14.4627	$942,938%		1.35	% to	2.30%	(4.20)%	to	6.54%
	December 31, 2003	47,672	9.0179	to	13.5751	559,295		1.35	to	2.30	22.62	to	34.98
	December 31, 2002 (c)	9,933	7.0343	to	10.5140	72,925		1.35	to	2.15	(29.66)	to	5.14
AG3
	December 31, 2004	37,182	10.5537	to	13.7805	440,009	0.83	1.35	to	2.25	6.22	to	7.20
	December 31, 2003	37,791	9.9355	to	12.8547	420,573	1.29	1.35	to	2.25	(0.64)	to	22.48
	December 31, 2002 (c)	11,314	8.1995	to	10.4956	103,888	0.91	1.35	to	2.05	(18.00)	to	4.96
AI1
	December 31, 2004	4,032,429	5.6585	to	10.7196	31,312,996		1.15	to	1.85	4.65	to	5.41
	December 31, 2003	4,349,721	5.4044	to	10.1966	32,219,547		1.15	to	1.85	27.13	to	28.05
	December 31, 2002	4,517,822	4.2491	to	7.9843	26,516,524		1.00	to	1.85	(25.76)	to	(25.22)
	December 31, 2001	5,563,655	6.1966	to	11.5712	44,487,725		1.15	to	1.85	(24.71)	to	(24.16)
AI2
	December 31, 2004	5,955,627	4.2050	to	8.0182	34,075,283		1.00	to	1.85	6.22	to	7.14
	December 31, 2003	6,855,680	3.9568	to	7.5127	36,765,991		1.00	to	1.85	28.81	to	29.93
	December 31, 2002	8,105,745	3.0701	to	5.8045	34,096,185		1.00	to	1.85	(32.50)	to	(31.66)
	December 31, 2001	5,978,099	5.1794	to	9.7277	37,503,852	0.20	1.00	to	1.85	(35.12)	to	(34.55)
AI3
	December 31, 2004	4,307,659	6.4351	to	10.5268	35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
	December 31, 2003	4,977,326	6.0140	to	9.7960	38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
	December 31, 2002	5,737,435	4.9221	to	7.9835	36,108,743	0.29	1.00	to	1.85	(17.15)	to	(16.43)
	December 31, 2001	7,175,804	6.3069	to	10.4760	55,463,593	0.05	1.00	to	1.85	(24.27)	to	(23.61)
AI4
	December 31, 2004	3,574,144	7.5033	to	11.9128	33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
	December 31, 2003	3,910,999	6.1619	to	9.7415	29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
	December 31, 2002	4,224,313	4.8618	to	7.6535	25,474,957	0.36	1.00	to	1.85	(17.24)	to	(16.52)
	December 31, 2001	7,454,026	6.5504	to	10.2443	54,183,196	0.35	1.00	to	1.85	(24.96)	to	(24.30)
AI5
	December 31, 2004	705,233	7.6962	to	7.8998	5,501,905	0.44	1.15	to	1.85	3.81	to	4.55
	December 31, 2003	836,085	7.4138	to	7.5558	6,258,571	0.29	1.15	to	1.85	22.77	to	23.64
	December 31, 2002	824,629	6.0388	to	6.1110	5,011,133	0.40	1.15	to	1.85	(31.55)	to	(31.06)
	December 31, 2001 (a)	407,446	7.9492	to	8.9475	3,603,548	0.29	1.15	to	1.85	(11.78)	to	(11.35)
AI7
	December 31, 2004	83,459	9.8187	to	14.1034	961,587		1.35	to	2.10	4.09	to	4.89
	December 31, 2003	72,162	9.4277	to	13.4455	816,932		1.35	to	2.10	19.18	to	38.45
	December 31, 2002 (c)	14,094	7.4505	to	10.5504	117,551		1.10	to	1.90	(25.49)	to	5.50
AI8
	December 31, 2004	63,338	12.4607	to	15.4847	890,184	0.57	1.35	to	2.10	21.10	to	48.04
	December 31, 2003	60,796	10.2842	to	12.7345	711,484	0.49	1.35	to	2.10	3.21	to	27.34
	December 31, 2002 (c)	4,093	8.1645	to	9.6921	34,395	0.31	1.35	to	2.15	(18.36)	to	(3.08)
AI9
	December 31, 2004	17,199	8.9607	to	13.3572	200,665	0.37	1.35	to	2.10	3.27	to	4.06
	December 31, 2003	11,352	8.6724	to	12.8355	128,016	0.42	1.35	to	2.10	(12.65)	to	27.99
	December 31, 2002 (c)	2,289	7.0926	to	10.4230	18,018	1.52	1.35	to	2.05	(29.07)	to	4.23
SGI
	December 31, 2004	6,913,520	16.7837	to	20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	25.99
	December 31, 2003	6,087,549	13.5150	to	16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	66.82
	December 31, 2002 (d)	3,996,990	10.8885	to	11.1493	44,526,797	1.47	1.00	to	2.25	8.88	to	11.49
AL1
	December 31, 2004	5,448,196	6.0597	to	11.1726	41,710,670		1.15	to	1.85	3.54	to	4.29
	December 31, 2003	6,967,886	5.8495	to	10.7391	51,067,194		1.15	to	1.85	32.66	to	33.63
	December 31, 2002	8,205,394	4.4070	to	8.0565	45,485,920	0.04	1.00	to	1.85	(34.20)	to	(33.66)
	December 31, 2001	10,169,607	7.0163	to	12.8134	87,365,194	0.24	1.00	to	1.85	(13.46)	to	(12.70)
(a)	For the period May 1, 2001 (commencement of operations) through December 31, 2001.
(c)	For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.
(d)	For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
AL2
	December 31, 2004	2,847,367	$ 6.8155	to	$ 12.6640	$26,554,538	0.56%	1.00	% to	1.85%	5.85%	to	6.76%
	December 31, 2003	3,733,810	6.4358	to	11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
	December 31, 2002	4,500,052	5.0475	to	9.2993	30,858,383	0.67	1.00	to	1.85	(32.38)	to	(31.79)
	December 31, 2001	5,785,259	7.8053	to	14.2870	59,309,865	0.38	1.00	to	1.85	(15.92)	to	(15.18)
AL3
	December 31, 2004	1,007,491	5.5809	to	9.4036	7,621,329		1.15	to	1.85	14.41	to	15.24
	December 31, 2003	1,243,757	4.8755	to	8.1817	8,177,252		1.15	to	1.85	39.71	to	40.73
	December 31, 2002	1,566,452	3.4879	to	5.8292	7,351,571		1.00	to	1.85	(28.52)	to	(27.06)
	December 31, 2001	1,962,751	5.2129	to	8.8215	12,963,425	0.06	1.15	to	1.85	(30.83)	to	(30.32)
AN1
	December 31, 2004	1,506,718	7.4513	to	13.4816	11,884,975		1.15	to	2.10	6.06	to	7.10
	December 31, 2003	1,617,322	7.0074	to	12.6139	12,001,089		1.15	to	2.25	10.44	to	25.69
	December 31, 2002	1,052,237	5.7871	to	10.3646	6,201,326		1.15	to	2.25	(32.12)	to	3.65
	December 31, 2001 (a)	601,780	7.6530	to	8.7181	5,144,499		1.15	to	1.85	(14.74)	to	(14.33)
AN2
	December 31, 2004	281,520	6.6898	to	15.4768	2,100,054		1.15	to	2.10	2.87	to	3.88
	December 31, 2003	396,141	6.4863	to	14.9298	2,817,763		1.15	to	2.10	(14.49)	to	48.87
	December 31, 2002	304,747	4.5958	to	10.5250	1,440,238		1.15	to	2.05	(42.89)	to	5.25
	December 31, 2001 (a)	157,358	6.9178	to	8.2622	1,269,256		1.15	to	1.85	(19.53)	to	(19.15)
AN3
	December 31, 2004	4,469,640	9.9734	to	15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
	December 31, 2003	4,877,794	9.1366	to	13.7258	46,061,707	0.85	1.00	to	2.30	(2.87)	to	36.58
	December 31, 2002	3,865,669	7.0422	to	10.5259	27,536,338	0.58	1.00	to	2.05	(28.86)	to	5.26
	December 31, 2001 (a)	1,689,129	8.4391	to	9.3829	15,672,268	0.05	1.15	to	1.85	(7.70)	to	(7.26)
AN4
	December 31, 2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	74.85
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.14	to	48.59
	December 31, 2002	287,342	8.0044	to	10.2672	2,363,754	2.18	1.15	to	2.05	(10.75)	to	2.67
	December 31, 2001 (a)	37,676	6.7392	to	9.2621	321,781	0.01	1.15	to	1.85	(14.82)	to	(14.41)
AN5
	December 31, 2004	264,939	10.2405	to	17.2206	2,844,332		1.15	to	2.25	10.77	to	13.07
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464		1.15	to	2.25	(8.28)	to	52.18
	December 31, 2002	75,132	6.2510	to	10.4054	483,853		1.15	to	1.85	(33.32)	to	4.05
	December 31, 2001 (a)	207,369	7.3630	to	9.3784	1,950,541		1.15	to	1.85	(6.25)	to	(5.80)
CS1
	December 31, 2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211		1.15	to	1.40	40.88	to	41.25
	December 31, 2002	107,756	6.9038	to	9.8390	975,201	0.18	1.00	to	1.40	(12.80)	to	(12.57)
	December 31, 2001	124,190	8.3385	to	11.8873	1,308,142		1.15	to	1.85	(10.92)	to	(10.68)
CS2
	December 31, 2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58
	December 31, 2002	76,619	6.0714	to	6.9377	508,636		1.00	to	1.40	(21.03)	to	(20.82)
	December 31, 2001	104,918	8.3953	to	9.5960	883,610		1.15	to	1.85	(29.64)	to	(29.45)
CS3
	December 31, 2004	45,514	9.2125	to	11.2190	492,597		1.15	to	1.40	16.33	to	16.64
	December 31, 2003	41,071	7.9175	to	9.6439	381,993		1.15	to	1.40	45.59	to	45.98
	December 31, 2002	43,870	5.4371	to	6.6239	280,672		1.00	to	1.40	(35.08)	to	(34.91)
	December 31, 2001	58,715	9.3337	to	11.3746	576,848		1.15	to	1.40	(23.27)	to	(23.16)
CS4
	December 31, 2004	191,347	10.3348	to	12.9461	2,146,797		1.15	to	1.40	9.31	to	9.61
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976		1.15	to	1.40	46.47	to	46.86
	December 31, 2002	139,231	6.4522	to	8.0857	1,045,016		1.00	to	1.40	(34.62)	to	(34.45)
	December 31, 2001	252,504	9.7884	to	12.2702	2,952,097		1.15	to	1.85	(17.19)	to	(16.97)
FL1
	December 31, 2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.50	to	13.83
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	7.03	to	29.88
	December 31, 2002	1,422,859	8.3687	to	10.3067	12,043,799	0.37	1.15	to	2.25	(13.61)	to	3.07
	December 31, 2001 (a)	301,559	8.2113	to	9.5741	2,851,982		1.15	to	1.85	(5.68)	to	(5.23)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
FL2
	December 31, 2004	931,307	$ 9.7732	to	$ 15.3834	$9,479,881	1.08%	1.15	% to	2.10%	10.93%	to	12.01%
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	(10.68)	to	41.39
	December 31, 2002	923,348	6.2595	to	9.8147	5,872,825	0.73	1.15	to	2.25	(22.98)	to	(1.85)
	December 31, 2001 (a)	2,991,637	7.4421	to	8.5233	24,051,764		1.15	to	1.85	(19.82)	to	(19.44)
FL3
	December 31, 2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	1.93
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	(21.21)	to	35.94
	December 31, 2002	5,065,258	5.9183	to	10.4634	30,420,886	0.12	1.15	to	2.25	(32.04)	to	4.63
	December 31, 2001 (a)	3,773,079	7.7787	to	8.8778	32,730,723		1.15	to	1.85	(13.49)	to	(13.08)
FTG
	December 31, 2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	58.24
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.43	to	38.47
	December 31, 2002 (d)	2,357	10.0133	to	10.5995	24,668		1.00	to	2.30	0.13	to	5.99
FTI
	December 31, 2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	57.61
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.04	to	36.96
	December 31, 2002 (d)	54,719	10.4408	to	10.4595	572,025		1.00	to	2.30	4.41	to	4.59
GS2
	December 31, 2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	37.93
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
	December 31, 2002	505,836	7.9514	to	11.0207	4,909,310	0.23	1.00	to	1.85	(17.12)	to	(15.93)
	December 31, 2001	668,766	9.0737	to	12.4635	7,691,027	0.31	1.15	to	1.85	2.58	to	3.33
GS3
	December 31, 2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	23.28	to	36.53
	December 31, 2002	1,993,373	5.7633	to	10.6802	14,150,917	0.55	1.00	to	2.05	(23.34)	to	6.80
	December 31, 2001	2,154,860	7.7804	to	11.1917	20,333,064	0.44	1.15	to	1.85	(13.58)	to	(12.95)
GS4
	December 31, 2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	5.72	to	17.44
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
	December 31, 2002	703,658	7.0501	to	8.2167	5,375,072	1.34	1.00	to	1.85	(12.98)	to	(12.35)
	December 31, 2001	887,554	8.2218	to	9.6366	7,760,248	0.45	1.15	to	1.85	(11.03)	to	(10.37)
GS5
	December 31, 2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
	December 31, 2002	1,048,203	5.2595	to	7.2798	6,737,841	0.98	1.00	to	1.85	(19.85)	to	(19.27)
	December 31, 2001	1,311,340	7.2538	to	9.9775	10,458,720	1.45	1.15	to	1.85	(23.71)	to	(23.15)
GS7
	December 31, 2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	(2.09)	to	7.83
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	15.97	to	29.29
	December 31, 2002	294,424	6.5275	to	10.6221	1,951,108	0.27	1.15	to	2.05	(26.45)	to	6.22
	December 31, 2001 (a)	90,647	8.5073	to	9.0546	798,856	0.23	1.15	to	1.85	(12.08)	to	(11.69)
IV1
	December 31, 2004	236,847	8.0879	to	16.5734	2,087,945		1.15	to	2.05	11.01	to	12.03
	December 31, 2003	265,834	7.2709	to	14.8235	2,049,623		1.15	to	2.25	(6.63)	to	47.81
	December 31, 2002	393,726	5.3748	to	10.9025	2,135,358		1.15	to	2.05	(34.08)	to	9.02
	December 31, 2001 (a)	170,065	7.2534	to	8.3429	1,371,474		1.15	to	1.85	(19.59)	to	(19.20)
IV2
	December 31, 2004	390,021	8.7201	to	15.7654	3,776,289		1.15	to	2.30	(10.49)	to	12.58
	December 31, 2003	367,540	7.8009	to	14.0319	3,142,310		1.15	to	2.30	26.41	to	40.32
	December 31, 2002	227,469	5.9564	to	10.6445	1,374,325		1.15	to	2.05	(32.39)	to	6.45
	December 31, 2001 (a)	105,665	7.4813	to	8.7461	933,440		1.15	to	1.85	(11.90)	to	(11.48)
JP1
	December 31, 2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
	December 31, 2002	1,646,234	5.4944	to	7.1758	11,099,926	0.05	1.00	to	1.85	(26.02)	to	(25.48)
	December 31, 2001	2,063,692	7.7128	to	10.1168	18,832,702	0.48	1.15	to	1.85	(13.55)	to	(12.92)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
JP2
	December 31, 2004	496,484	$ 8.2854	to	$ 11.4974	$4,893,824	0.59%	1.15	% to	1.85%	16.18%	to	17.02%
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
	December 31, 2002	691,691	5.4639	to	7.5437	4,472,500	0.49	1.00	to	1.85	(19.82)	to	(19.24)
	December 31, 2001	915,732	7.2397	to	10.0974	7,427,975	0.95	1.15	to	1.85	(20.65)	to	(20.07)
JP3
	December 31, 2004	511,581	9.9185	to	15.9112	6,626,292		1.15	to	1.85	24.81	to	25.72
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284		1.15	to	1.85	33.46	to	34.43
	December 31, 2002	565,247	5.9300	to	9.4647	4,418,747	0.21	1.00	to	1.85	(23.10)	to	(22.54)
	December 31, 2001	664,931	7.6661	to	12.2520	6,757,718	0.04	1.15	to	1.85	(9.74)	to	(9.08)
LA1
	December 31, 2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	(0.18)	to	37.39
	December 31, 2002	12,899,028	7.7730	to	10.7219	116,450,425	0.51	1.00	to	2.25	(22.27)	to	7.22
	December 31, 2001 (a)	11,399,173	9.8977	to	12.8855	130,365,761	0.85	1.00	to	1.85	(8.45)	to	(7.66)
LA2
	December 31, 2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	2.51	to	30.31
	December 31, 2002	4,868,436	8.3835	to	10.6794	44,797,324	0.69	1.00	to	2.25	(16.17)	to	6.79
	December 31, 2001 (a)	2,281,117	8.9499	to	9.9510	23,695,759	0.84	1.15	to	1.85	3.44	to	3.90
LA3
	December 31, 2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	35.90
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	(10.40)	to	43.17
	December 31, 2002	158,181	6.3410	to	8.2983	1,021,388	1.23	1.00	to	1.85	(19.23)	to	(17.02)
	December 31, 2001	42,292	7.0106	to	8.9279	332,937	0.29	1.15	to	1.85	(21.47)	to	(21.12)
CAS
	December 31, 2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670		1.15	to	1.85	(45.99)	to	27.25
	December 31, 2002	2,385,864	3.7729	to	6.3834	12,330,965	0.18	1.00	to	1.85	(33.64)	to	(33.06)
	December 31, 2001	3,296,185	6.1469	to	10.5012	25,983,854	0.36	1.00	to	1.85	(26.71)	to	(26.07)
EGS
	December 31, 2004	3,432,360	4.6164	to	10.2179	24,693,466		1.15	to	1.85	11.14	to	11.95
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648		1.15	to	1.85	29.06)	to	30.00
	December 31, 2002	4,741,685	3.2150	to	7.0556	23,694,820		1.00	to	1.85	(35.40)	to	(34.92)
	December 31, 2001	6,733,222	5.6007	to	12.2101	52,492,438		1.15	to	1.85	(35.80)	to	(35.33)
GSS
	December 31, 2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.58
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	6,101,434	11.8031	to	12.9882	75,660,507	4.17	1.00	to	1.85	7.77	to	8.70
	December 31, 2001	4,640,049	10.7500	to	11.6010	53,198,300	5.16	1.10	to	1.85	5.45	to	6.37
HYS
	December 31, 2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	18.80	to	20.34
	December 31, 2002	2,506,679	9.2399	to	9.9067	24,127,067	11.38	1.00	to	1.85	0.85	to	1.53
	December 31, 2001	4,366,787	9.3145	to	9.8965	41,407,521	8.60	1.15	to	1.85	(0.14)	to	0.59
M1A
	December 31, 2004	4,509,615	9.2263	to	14.5064	46,625,744		1.00	to	2.55	4.47	to	6.14
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153		1.00	to	2.55	(11.72)	to	36.28
	December 31, 2002	2,563,610	6.6708	to	10.2978	17,299,280		1.00	to	2.25	(34.89)	to	2.98
	December 31, 2001 (b)	234,663	8.0788	to	9.9670	2,417,131		1.15	to	1.85	2.86	to	3.12
M1B
	December 31, 2004	1,147,235	8.9065	to	13.4059	10,664,342		1.00	to	2.10	7.05	to	8.26
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398		1.00	to	2.10	12.04	to	23.65
	December 31, 2002	1,096,685	6.8823	to	10.2544	7,605,453	0.12	1.00	to	2.05	(30.61)	to	2.54
	December 31, 2001 (b)	352,547	8.0479	to	9.8053	3,443,901		1.15	to	1.85	(2.45)	to	(2.21)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFC
	December 31, 2004	1,255,887	$ 12.6361	to	$ 13.5996	$16,139,308	7.41%	1.00	% to	2.25%	6.90%	to	8.27%
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	26.50
	December 31, 2002	1,187,722	9.9081	to	10.6129	11,857,623	9.95	1.15	to	2.25	(0.24)	to	6.13
	December 31, 2001 (b)	375,235	8.4040	to	9.8255	3,706,867		1.15	to	1.85	(1.34)	to	(1.09)
MFD
	December 31, 2004	228,056	8.7952	to	14.6089	2,141,711		1.15	to	2.05	8.51	to	9.51
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423		1.15	to	2.05	19.50	to	33.68
	December 31, 2002	175,129	6.4212	to	7.0533	1,134,232	0.16	1.15	to	2.05	(35.57)	to	(29.47)
	December 31, 2001 (b)	75,869	7.6216	to	9.8565	737,135		1.15	to	1.85	(2.96)	to	(2.75)
MFE
	December 31, 2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	5.51	to	48.75
	December 31, 2002	510,083	6.6338	to	11.0756	3,420,665	4.08	1.15	to	2.25	(33.11)	to	10.76
	December 31, 2001 (b)	282,084	7.5521	to	9.2085	2,517,114		1.15	to	1.85	(10.89)	to	(10.67)
MFF
	December 31, 2004	296,488	8.9127	to	15.1013	2,851,183		1.15	to	2.30	10.36	to	11.66
	December 31, 2003	334,738	8.0389	to	13.5516	2,853,477		1.15	to	2.30	22.18	to	35.13
	December 31, 2002	196,254	6.2456	to	10.4752	1,243,360		1.15	to	2.15	(37.03)	to	4.75
	December 31, 2001 (b)	100,216	7.8897	to	9.2854	973,048		1.15	to	1.85	(3.06)	to	(2.83)
MFJ
	December 31, 2004	6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	19.30
	December 31, 2003	5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	2.50	to	20.93
	December 31, 2002	3,318,943	8.9888	to	10.5296	30,878,557	2.83	1.00	to	2.10	(10.11)	to	5.30
	December 31, 2001 (b)	869,203	8.1437	to	9.7889	8,657,514		1.15	to	1.85	(0.53)	to	(0.29)
MFK
	December 31, 2004	2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
	December 31, 2003	3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	10.10
	December 31, 2002	3,416,760	10.2177	to	10.9818	37,239,740	3.48	1.00	to	2.25	2.18	to	8.42
	December 31, 2001 (b)	628,219	8.4902	to	10.2440	6,351,596		1.15	to	1.85	0.99	to	1.24
MFL
	December 31, 2004	641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
	December 31, 2003	716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	(9.23)	to	25.84
	December 31, 2002	656,869	7.4454	to	10.4542	4,924,354	0.97	1.15	to	2.05	(23.48)	to	4.54
	December 31, 2001 (b)	276,474	7.8888	to	9.6608	2,671,470		1.15	to	1.85	(3.49)	to	(3.26)
MIS
	December 31, 2004	4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	5,040,025	5.3962	to	7.7346	32,510,969		1.00	to	1.85	21.11	to	22.15
	December 31, 2002	5,812,738	4.4535	to	6.3607	31,031,630	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	7,310,990	6.8988	to	9.7996	55,294,423	0.11	1.10	to	1.85	(26.29)	to	(25.65)
MIT
	December 31, 2004	2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
	December 31, 2003	3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
	December 31, 2002	3,718,258	6.1229	to	7.2574	24,563,903	1.07	1.00	to	1.85	(22.69)	to	(22.12)
	December 31, 2001	4,731,430	8.3767	to	9.9278	40,259,945	0.77	1.15	to	1.85	(17.30)	to	(16.70)
MMS
	December 31, 2004	318,670	11.2203			3,575,629	0.84	1.40			(0.57)
	December 31, 2003	298,820	11.2846			3,372,148	0.63	1.40			(0.76)
	December 31, 2002	496,876	11.3710			5,650,249	1.27	1.40			(0.12)
	December 31, 2001	598,302	11.2904			6,809,800	3.44	1.25			2.34
NWD
	December 31, 2004	4,180,165	7.3132	to	13.7746	40,726,503		1.00	to	1.85	5.49	to	6.41
	December 31, 2003	4,304,375	6.9289	to	12.9631	39,569,126		1.00	to	1.85	32.79	to	33.94
	December 31, 2002	4,545,469	5.2153	to	9.6919	31,691,182		1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	3,148,941	7.8672	to	14.4709	34,145,689		1.00	to	1.85	(6.88)	to	(6.07)

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
TRS
	December 31, 2004	4,027,577	$ 11.9625	to	$ 14.0500	$53,629,734	2.52%	1.15	% to	1.85%	9.40%	to	10.20%
	December 31, 2003	4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	19.36
	December 31, 2002	4,565,050	9.4901	to	11.0783	47,864,709	3.16	1.00	to	1.85	(7.46)	to	(6.66)
	December 31, 2001	4,188,905	10.2072	to	11.8762	47,271,929	3.01	1.10	to	1.85	(1.36)	to	(0.50)
UTS
	December 31, 2004	2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	3,365,478	5.3699	to	8.0597	23,176,843	3.80	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	5,070,993	8.4643	to	12.6248	46,649,921	3.77	1.15	to	1.85	(25.72)	to	(25.18)
OP1
	December 31, 2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02	to	10.65
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.39	to	27.11
	December 31, 2002	687,993	7.8992	to	8.2355	5,675,742	1.01	1.00	to	1.85	(22.87)	to	(22.31)
	December 31, 2001	1,054,691	10.7412	to	11.2525	11,224,190	0.93	1.15	to	1.85	(13.15)	to	(8.08)
OP2
	December 31, 2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13	to	17.98
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289		1.15	to	1.85	29.98	to	30.92
	December 31, 2002	579,459	13.9078	to	15.2044	8,615,606		1.00	to	1.85	(8.85)	to	(8.19)
	December 31, 2001	900,726	14.3036	to	15.6418	14,564,433	0.21	1.15	to	1.85	4.58	to	5.34
OP3
	December 31, 2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70	to	16.54
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
	December 31, 2002	330,269	9.3830	to	12.6653	3,660,269	0.08	1.00	to	1.85	(23.09)	to	(22.53)
	December 31, 2001	536,606	11.3704	to	15.2911	7,470,840	1.07	1.15	to	1.85	6.32	to	7.09
OP4
	December 31, 2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.99	to	9.50
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	4.45	to	20.37
	December 31, 2002	206,097	8.6487	to	9.0659	1,860,060	2.18	1.00	to	1.85	(18.42)	to	(17.83)
	December 31, 2001	304,247	10.9367	to	11.5107	3,346,490	2.37	1.15	to	1.85	(6.44)	to	(6.00)
PHY
	December 31, 2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76	to	8.31
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	32.51
	December 31, 2002 (d)	2,764,653	10.8107	to	10.9945	29,938,965	10.40	1.00	to	2.30	8.11	to	9.95
PMB
	December 31, 2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26	to	10.84
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05	to	51.76
	December 31, 2002 (d)	2,694,865	11.2045	to	11.6365	31,322,058	7.96	1.00	to	2.30	12.04	to	16.37
PRR
	December 31, 2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46	to	7.68
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.57	to	11.88
	December 31, 2002 (d)	161,628	10.0645	to	10.0894	1,660,281	3.29	1.00	to	2.30	0.64	to	0.89
PTR
	December 31, 2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21	to	3.84
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)	to	7.33
	December 31, 2002 (d)	4,171,216	10.1935	to	10.4195	42,621,301	4.28	1.00	to	2.30	1.93	to	4.20
RX1
	December 31, 2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21	to	13.30
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326		1.15	to	2.10	(28.93)	to	44.81
	December 31, 2002	178,307	5.1947	to	6.3585	937,500	3.43	1.15	to	2.05	(36.92)	to	(36.42)
	December 31, 2001 (a)	25,047	7.5481	to	9.1202	206,738	3.83	1.40	to	1.85	(17.65)	to	(17.34)
RX2
	December 31, 2004	330,956	7.2744	to	17.4743	2,922,248		1.15	to	2.10	7.04	to	8.09
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452		1.15	to	2.10	(31.85)	to	62.00
	December 31, 2002	184,922	4.7490	to	11.2833	905,669		1.15	to	1.90	(41.43)	to	12.83
	December 31, 2001 (a)	207,526	6.4472	to	8.2307	1,646,368		1.40	to	1.85	(20.84)	to	(20.49)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31

			Unit				Investment
			Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SB1
	December 31, 2004	43,010	$ 16.5603			$712,430	0.54%	1.40%			6.81%
	December 31, 2003	45,933	15.5041			712,300	0.26	1.40			37.12
	December 31, 2002	50,322	11.3073			569,133	0.36	1.40			(25.10)
	December 31, 2001	58,507	15.3706			895,117	1.06	1.40			(0.84)
SB2
	December 31, 2004	46,159	13.0390			601,852	1.46	1.40			8.85
	December 31, 2003	45,865	11.9790			549,419	1.44	1.40			30.51
	December 31, 2002	44,173	9.1789			405,465	1.10	1.40			(24.11)
	December 31, 2001	46,806	12.4261			566,123	0.77	1.40			(5.48)
SB3
	December 31, 2004	208,946	14.6110			3,084,437	4.61	1.40			5.17
	December 31, 2003	227,701	13.8926			3,194,920	5.04	1.40			11.67
	December 31, 2002	266,350	12.4412			3,343,591	4.55	1.40			7.34
	December 31, 2001	312,493	11.3543			3,651,666	4.01	1.40			5.43
SB4
	December 31, 2004	311,151	11.8238			3,692,182	1.77	1.40			7.23
	December 31, 2003	303,978	11.0262			3,364,835	1.77	1.40			14.32
	December 31, 2002	280,674	9.6453			2,719,538	1.25	1.40			(8.15)
	December 31, 2001	377,628	10.5189			3,979,916	2.50	1.40			(2.18)
SC1
	December 31, 2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55	(1.79)	to	3.57
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50	(2.03)	to	(0.46)
	December 31, 2002	13,525,823	9.9092	to	11.0128	143,088,640	1.11	1.00	to	2.25	(0.91)	to	0.11
	December 31, 2001	10,787,454	10.6595	to	10.9209	115,305,491	3.13	1.00	to	1.85	1.66	to	2.55
SC2
	December 31, 2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25	4.18	to	15.19
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10	7.35	to	22.91
	December 31, 2002	5,494,856	10.3315	to	11.8930	64,022,576	5.62	1.00	to	2.25	3.25	to	4.00
	December 31, 2001	7,089,173	10.7052	to	11.2878	79,912,659	6.01	1.15	to	1.85	5.24	to	6.01
SC3
	December 31, 2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55	29.91	to	31.80
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047		1.00	to	2.55	21.37	to	66.01
	December 31, 2002	3,241,508	9.5184	to	15.1589	42,368,386	6.02	1.00	to	2.25	(4.82)	to	6.17
	December 31, 2001	1,408,479	11.0724	to	13.8086	18,358,466	5.46	1.15	to	1.85	10.47	to	11.27
SC4
	December 31, 2004 (z)							0.67	to	1.23	(3.55)	to	(2.99)
	December 31, 2003	999,284	6.0621	to	14.1568	7,554,286	0.37	1.15	to	2.10	(4.21)	to	41.57
	December 31, 2002	1,023,813	4.7131	to	10.9474	5,839,902	0.15	1.00	to	2.05	(29.21)	to	9.47
	December 31, 2001	994,748	6.7732	to	10.2515	8,230,145	0.24	1.15	to	1.85	(17.81)	to	(17.20)
SC5
	December 31, 2004	5,905,259	11.4322	to	19.9695	84,049,652		1.00	to	2.55	13.17	to	14.98
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388		1.00	to	2.55	7.18	to	39.73
	December 31, 2002	5,545,133	7.4927	to	13.0085	51,368,231		1.00	to	2.25	(19.65)	to	4.75
	December 31, 2001	4,473,960	8.7568	to	15.1331	51,486,712		1.00	to	1.85	(5.06)	to	(4.24)
SC6
	December 31, 2004 (z)							0.67	to	1.20	(3.31)	to	(2.77)
	December 31, 2003	536,479	7.5228	to	13.3374	4,446,556	0.80	1.15	to	2.05	(4.08)	to	33.37
	December 31, 2002	557,939	5.8981	to	7.5365	3,586,428	0.49	1.00	to	2.05	(26.23)	to	(24.63)
	December 31, 2001	399,721	8.1455	to	10.3172	3,569,703	0.36	1.15	to	1.85	(9.64)	to	(8.98)
SC7
	December 31, 2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30	9.86	to	11.17
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30	(5.76)	to	34.96
	December 31, 2002	4,409,222	7.0467	to	10.5355	31,678,763		1.00	to	2.15	(17.84)	to	5.35
	December 31, 2001	3,692,440	8.5577	to	9.0832	32,120,228	0.53	1.00	to	1.85	(12.27)	to	(11.51)
SC8
	December 31, 2004 (z)						1.02	0.67	to	1.23	(3.49)	to	(2.92)
	December 31, 2003	589,710	9.9475	to	14.1380	6,493,267	0.45	1.15	to	2.10	31.67	to	41.38
	December 31, 2002	734,726	7.5318	to	10.6525	6,094,129	0.15	1.00	to	2.05	(19.97)	to	6.53
	December 31, 2001	771,222	9.4147	to	10.4689	7,997,588		1.15	to	1.85	(8.33)	to	(7.66)
(z) Fund closed during the year

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31						For year ended December 31

			Unit					Investment
			Fair Value					Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets		Ratio*	lowest to highest**			lowest to highest***
SC9
	December 31, 2004 (z)		$			$		%	0.67	% to	1.31%	(0.17)%	to	0.41%
	December 31, 2003	442,892	8.5493	to	13.6614		4,406,020	0.87	1.15	to	2.10	30.04	to	36.22
	December 31, 2002	449,981	6.5312	to	10.4313		3,390,869	0.79	1.00	to	2.05	(28.84)	to	4.31
	December 31, 2001	426,871	9.3753	to	11.1956		4,530,621	0.90	1.15	to	1.85	(4.37)	to	(3.68)
SCA
	December 31, 2004 (z)								0.67	to	1.31	0.92	to	1.60
	December 31, 2003	1,282,731	11.4200	to	14.6997		16,488,613	6.31	1.15	to	2.25	14.20	to	46.47
	December 31, 2002	1,323,897	8.8617	to	11.2852		13,108,916	0.06	1.00	to	2.05	(11.38)	to	12.85
	December 31, 2001	1,179,279	9.7186	to	10.2926		12,795,381	0.02	1.15	to	1.85	4.85	to	5.60
SCB
	December 31, 2004	5,487,756	11.6321	to	16.7874		84,451,283		1.15	to	2.55	15.40	to	17.08
	December 31, 2003	5,188,084	10.0485	to	14.4157		68,670,792	0.06	1.00	to	2.55	0.76	to	44.16
	December 31, 2002	4,469,212	7.2585	to	10.2435		42,832,704		1.00	to	2.25	(27.42)	to	1.30
	December 31, 2001	1,560,208	10.1641	to	12.1750		19,339,906	0.03	1.15	to	1.85	6.89	to	7.66
SCC
	December 31, 2004 (z)											(0.60)	to	(0.02)
	December 31, 2003	313,840	9.0109	to	12.5597		3,195,908	0.83	1.15	to	2.10	(2.43)	to	27.59
	December 31, 2002	324,332	7.0803	to	9.8556		2,580,261	0.85	1.00	to	2.05	(23.10)	to	(1.44)
	December 31, 2001 (a)	237,971	9.3713	to	10.9697		2,472,871	1.12	1.15	to	1.85	(7.81)	to	(7.15)
SCH
	December 31, 2004 (z)							0.03	0.67	to	1.23	3.89	to	4.49
	December 31, 2003	538,958	11.3418	to	13.9570		6,386,730	0.09	1.15	to	2.10	18.04	to	38.78
	December 31, 2002	550,836	8.4919	to	10.3759		4,842,702	0.16	1.15	to	2.25	(15.08)	to	3.76
	December 31, 2001 (a)	154,774	8.1066	to	9.6479		1,516,630	0.63	1.15	to	1.85	(2.28)	to	(1.81)
SCI
	December 31, 2004 (z)								0.67	to	1.23	(2.01)	to	(1.44)
	December 31, 2003	587,800	7.5969	to	13.3999		4,859,147		1.15	to	2.10	19.12	to	33.24
	December 31, 2002	461,060	5.9962	to	10.5230		2,818,332		1.05	to	2.10	(31.29)	to	5.23
	December 31, 2001 (a)	280,389	7.5155	to	9.3302		2,429,298		1.15	to	1.85	(13.60)	to	(13.19)
SCJ
	December 31, 2004 (z)								0.67	to	1.23	(6.74)	to	(6.19)
	December 31, 2003	869,770	9.1921	to	13.3723		8,692,177		1.15	to	2.25	(8.08)	to	33.34
	December 31, 2002 (c)	760,555	7.0143	to	10.0953		5,681,218	0.14	1.00	to	2.05	(29.86)	to	0.95
SCK
	December 31, 2004 (z)								0.67	to	1.34	(2.92)	to	(2.35)
	December 31, 2003	610,539	9.2748	to	13.1078		6,218,279	0.57	1.15	to	2.10	0.31	to	30.33
	December 31, 2002 (c)	568,391	7.2646	to	10.1942		4,424,076	0.48	1.00	to	2.05	(27.35)	to	1.94
SCL
	December 31, 2004 (z)								0.67	to	1.31	(2.52)	to	(1.86)
	December 31, 2003	383,273	10.4908	to	15.0261		4,323,920		1.15	to	2.25	5.29	to	49.83
	December 31, 2002 (c)	282,059	7.4789	to	10.6145		2,161,213		1.00	to	2.05	(25.21)	to	6.15
SCM
	December 31, 2004	271,452	13.1607	to	20.0633		3,913,237	0.35	1.15	to	2.30	17.61	to	97.95
	December 31, 2003	201,242	11.1994	to	16.8941		2,371,760	2.09	1.15	to	2.30	12.09	to	68.94
	December 31, 2002 (e)	18,231	7.4631	to	7.4912		136,243	0.75	1.30	to	1.85	(25.37)	to	(25.09)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002.

(z) Fund closed during the year.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Report of Independent Registered Public Accounting Firm

To the Participants in All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth & Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Fidelity VIP Equity Income Sub-Account, Fidelity VIP Growth Opportunities Sub-Account, Franklin T.T. Franklin Growth and Income Sub-Account, Franklin T.T. Mutual Shares Securities Sub-Account, Franklin T.T. Templeton Foreign Securities Sub-Account, Galaxy VIP Quality Columbia Real Estate Equity Sub-Account, Galaxy VIP Quality Plus Bond Sub-Account, Galaxy VIP Columbia High Yield Sub-Account, Liberty VIT Liberty Federal Securities VA Class Sub-Account, Liberty VIT Liberty Growth & Income Sub-Account, Liberty VIT Colonial High Yield Securities Sub-Account, Liberty VIT Colonial Strategic Income Sub-Account, Liberty VIT Liberty All Star Equity Sub-Account, Liberty VIT Liberty Federal Securities Sub-Account, Liberty VIT Liberty S&P 500 Index Sub-Account, Liberty VIT Liberty Select Value Sub-Account, Liberty VIT Newport Tiger Sub-Account, Liberty VIT Rydex Health Care Sub-Account, Liberty VIT Rydex Financial Services Sub-Account, Liberty VIT Wanger International Select Sub-Account, Liberty VIT Wanger International Small Cap Sub-Account, Liberty VIT Wanger Select Sub-Account, Liberty VIT Wanger U.S. Small Cap Sub-Account, Lord Abbett Series Growth & Income Sub-Account, Lord Abbett Series Mid-Cap Value Sub-
Account, MFS/Sun Life VIT Emerging Growth Sub-Account, MFS/Sun Life VIT Investors Growth Stock Sub-Account, MFS/Sun Life VIT New Discovery Sub-Account, MFS/Sun Life VIT Investors Trust Sub-Account, PIMCO VIT Real Return Bond Sub-Account, PIMCO VIT Total Return Bond Sub-Account, Rydex VT OTC Sub-Account, Stein Roe VIT Liberty Asset Allocation Sub-Account, Stein Roe VIT Growth Stock Sub-Account and Stein Roe VIT Liberty Money Market Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the ''Sub-Accounts'') as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2004 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 28, 2005

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Condition - December 31, 2004
Assets:
Investment in	Shares	Cost	Value
Aim Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2 (AI7)	2,905	$51,257	$65,361
V.I. International Growth Fund Series 2 (AI8)	7,347	91,271	144,361
V.I. Premier Equity Fund Series 2 (AI9)	2,352	38,905	49,821
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	172,401	3,601,399	3,984,196
Technology Fund (AN2)	23,227	318,165	350,268
Growth and Income Fund (AN3)	224,488	4,664,995	5,358,523
Worldwide Privatization Fund (AN4)	5,050	74,508	101,560
Fidelity Variable Insurance Products Funds
Equity Income Portfolio (FLE)	13,103	253,788	328,757
Growth Oppertunities Portfolio (FLG)	439	5,180	7,011
Franklin Templeton Trust
Franklin Growth and Income (FGI)	9,583	129,115	147,867
Mutual Shares Securities (FMS)	65,972	988,351	1,097,766
Templeton Foreign Securities (FTI)	386,247	4,635,782	5,542,640
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity (GCR)	37,145	431,709	460,232
VIP Quality Plus Bond (GHQ)
Columbia High Yield (HCY)	348,871	3,277,222	3,335,202
Liberty Variable Investment Trust
Liberty Federal Securities Fund, VA Class (ACL)	125,727	1,410,441	1,394,310
Liberty Growth & Income Fund (CGI)	65,924	916,147	1,041,595
Colonial High Yield Securities Fund (CHY)
Colonial Strategic Income Fund (CSI)	350,322	3,409,581	3,485,702
Liberty All Star Equity Fund (LAS)
Liberty Federal Securities Fund (LFS)	377,801	4,135,493	4,159,594
Liberty S&P 500 Index Fund (LIF)	294,040	2,743,282	3,066,837
Liberty Select Value Fund (LSV)	66,562	973,008	1,174,153
Newport Tiger Fund (NTF)	80,751	164,796	196,226
Rydex Health Care Fund (RHC)	632	12,856	16,081
Rydex Financial Services Fund (RFS)	19	317	573
Wanger International Select Fund (WFF)	147,099	1,977,847	2,528,623
Wanger International Small Cap Fund (WIS)	21,480	394,656	546,890
Wanger Select Fund (WTF)	121,008	2,245,477	2,675,483
Wanger U.S. Small Cap Fund (USC)	214,117	5,587,123	6,716,852
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio (LA1)	111,505	2,685,129	3,030,711
Mid-Cap Value (LA2)	95,446	1,673,579	1,984,328
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series (TEG)	16,265	243,059	282,517
MFS VIT Investors Growth Stock Series (TMI)	103,371	862,212	965,484
MFS VIT New Discovery Series (TND)	12,805	175,085	188,369
MFS VIT Investors Trust Series (STI)	11,727	179,266	210,971
PIMCO Variable Insurance Trust
Real Return Bond Portfolio (PRR)	88,797	1,124,937	1,147,252
Total Return Bond Portfolio (PTR)	834,560	8,691,590	8,771,226
Rydex Variable Trust
OTC Fund (RX2)	1,241	11,701	17,859
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund (SBF)	474,285	6,356,018	7,005,186
Growth Stock Fund (SGF)	17,468	414,775	413,461
Liberty Money Market Fund (SMM)	6,714,126	6,714,126	6,714,126
		$71,664,148	$78,707,974
Liability:
Payable to Sponsor			(6,842)
Net Assets			$78,701,132

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Condition - December 31, 2004 - continued
Net Assets Applicable to Contract Owners:	Applicable to Owners of Deferred		Reserve for
	Variable Annuity Contracts		Variable
Consolidated All Star Contracts:	Units	Value	Annuities	Total
Aim Variable Insurance Fund, Inc.
AI7	6,628	$65,361	$	$65,361
AI8	11,348	144,361		144,361
AI9	5,526	49,821		49,821
Alliance Variable Products Series Fund, Inc.
AN1	387,061	3,984,196		3,984,196
AN2	23,853	350,268		350,268
AN3	461,550	5,358,523		5,358,523
AN4	6,652	101,560		101,560
Fidelity Variable Insurance Products Funds
FLE	29,982	328,757		328,757
FLG	674	7,011		7,011
Franklin Templeton Trust
FGI	10,908	147,867		147,867
FMS	83,077	1,097,766		1,097,766
FTI	365,919	5,542,640		5,542,640
Galaxy Variable Insurance Products Funds
GCR	27,419	460,232		460,232
GHQ
HCY	267,096	3,127,370	204,846	3,332,216
Liberty Variable Investment Trust
ACL	135,400	1,394,310		1,394,310
CGI	87,639	1,012,632	28,552	1,041,184
CHY
CSI	246,957	3,270,308	212,291	3,482,599
LAS
LFS	388,375	4,159,594		4,159,594
LIF	248,960	3,066,837		3,066,837
LSV	96,476	1,174,153		1,174,153
NTF	14,789	196,226		196,226
RHC	1,546	16,081		16,081
RFS	53	573		573
WFF	164,753	2,528,623		2,528,623
WIS	32,618	546,890		546,890
WTF	186,241	2,675,483		2,675,483
USC	474,677	6,716,852		6,716,852
Lord Abbett Series Fund, Inc.
LA1	222,044	3,030,711		3,030,711
LA2	129,781	1,984,328		1,984,328
MFS/Sun Life Series Trust
TEG	22,940	282,517		282,517
TMI	94,027	965,484		965,484
TND	15,219	188,369		188,369
STI	19,561	210,971		210,971
PIMCO Variable Insurance Trust
PRR	102,773	1,147,252		1,147,252
PTR	848,561	8,771,226		8,771,226
Rydex Variable Trust
RX2	1,783	17,859		17,859
SteinRoe Variable Investment Trust
SBF	609,958	7,005,186		7,005,186
SGF	41,568	389,285	23,834	413,119
SMM	690,105	6,714,126		6,714,126
Net Assets		$78,231,609	$469,523	$78,701,132

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2004
		AI7	AI8	AI9		AN1
		Sub-Account	Sub-Account	Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$		$662	$154	$
Mortality and expense risk charges		(1,254)	(2,231)	(788)		(60,221)
Distribution and administrative expense charges		(151)	(268)	(95)		(7,226)
Net investment income (loss)		$(1,405)	$(1,837)	$(729)		$(67,447)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares		$982	$9,450	$327		$73,161
Realized gain distributions
Net realized gains (losses)		$982	$9,450	$327		$73,161

Net unrealized appreciation (depreciation) on investments:
End of year		$14,104	$53,090	$10,916		$382,797
Beginning of year		12,221	33,753	8,806		144,594
Change in unrealized appreciation (depreciation)		$1,883	$19,337	$2,110		$238,203

Realized and unrealized gains (losses)		$2,865	$28,787	$2,437		$311,364
Increase (Decrease) in net assets from operations		$1,460	$26,950	$1,708		$243,917

		AN2	AN3	AN4		FLE
		Sub-Account	Sub-Account	Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$		$35,273	$101		$4,438
Mortality and expense risk charges		(5,342)	(83,137)	(1,518)		(5,227)
Distribution and administrative expense charges		(641)	(9,976)	(182)		(627)
Net investment income (loss)		$(5,983)	$(57,840)	$(1,599)		$(1,416)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares		$1,683	$145,363	$1,440		$3,104
Realized gain distributions						1,157
Net realized gains (losses)		$1,683	$145,363	$1,440		$4,261

Net unrealized appreciation (depreciation) on investments:
End of year		$32,103	$693,528	$27,052		$74,969
Beginning of year		18,245	354,978	8,427		50,232
Change in unrealized appreciation (depreciation)		$13,858	$338,550	$18,625		$24,737

Realized and unrealized gains (losses)		$15,541	$483,913	$20,065		$28,998
Increase (Decrease) in net assets from operations		$9,558	$426,073	$18,466		$27,582

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	FLG	FGI	FMS	FTI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$23	$3,095	$5,997	$48,706
Mortality and expense risk charges	(102)	(2,131)	(13,006)	(79,511)
Distribution and administrative expense charges	(12)	(256)	(1,561)	(9,541)
Net investment income (loss)	$(91)	$708	$(8,570)	$(40,346)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$80	$920	$8,120	$162,851
Realized gain distributions
Net realized gains (losses)	$80	$920	$8,120	$162,851

Net unrealized appreciation (depreciation) on investments:
End of year	$1,831	$18,752	$109,415	$906,858
Beginning of year	1,452	10,047	23,748	297,226
Change in unrealized appreciation (depreciation)	$379	$8,705	$85,667	$609,632

Realized and unrealized gains (losses)	$459	$9,625	$93,787	$772,483
Increase (Decrease) in net assets from operations	$368	$10,333	$85,217	$732,137

	GCR	HCY	ACL	CGI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$19,038	$157,860	$88,101	$15,759
Mortality and expense risk charges	(7,005)	(47,193)	(29,526)	(13,812)
Distribution and administrative expense charges	(841)	(5,663)	(3,543)	(1,657)
Net investment income (loss)	$11,192	$105,004	$55,032	$290

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$16,981	$16,094	$(15,026)	$17,418
Realized gain distributions	53,556		2,020
Net realized gains (losses)	$70,537	$16,094	$(13,006)	$17,418

Net unrealized appreciation (depreciation) on investments:
End of year	$28,523	$57,980	$(16,131)	$125,448
Beginning of year	(6,327)	4,991	(8,659)	44,704
Change in unrealized appreciation (depreciation)	$34,850	$52,989	$(7,472)	$80,744

Realized and unrealized gains (losses)	$105,387	$69,083	$(20,478)	$98,162
Increase (Decrease) in net assets from operations	$116,579	$174,087	$34,554	$98,452

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	CSI		LAS		LFS	LIF
	Sub-Account		Sub-Account		Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$264,099	$			$142,211	$37,816
Mortality and expense risk charges	(44,240)		(1,466)		(64,058)	(46,847)
Distribution and administrative expense charges	(5,309)		(176)		(7,687)	(5,622)
Net investment income (loss)	$214,550		$(1,642)		$70,466	$(14,653)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$14,114		$26,268		$(21,393)	$20,370
Realized gain distributions					3,426
Net realized gains (losses)	$14,114		$26,268		$(17,967)	$20,370

Net unrealized appreciation (depreciation) on investments:
End of year	$76,121	$			$24,101	$323,555
Beginning of year	74,747		12,325		20,143	107,805
Change in unrealized appreciation (depreciation)	$1,374		$(12,325)		$3,958	$215,750

Realized and unrealized gains (losses)	$15,488		$13,943		$(14,009)	$236,120
Increase (Decrease) in net assets from operations	$230,038		$12,301		$56,457	$221,467

	LSV		NTF		RHC	RFS
	Sub-Account		Sub-Account		Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$3,059		$2,485	$		$1
Mortality and expense risk charges	(15,460)		(6,832)		(288)	(11)
Distribution and administrative expense charges	(1,855)		(820)		(35)	(1)
Net investment income (loss)	$(14,256)		$(5,167)		$(323)	$(11)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$13,686		$51,389		$1,077	$62
Realized gain distributions	5,589				195
Net realized gains (losses)	$19,275		$51,389		$1,272	$62

Net unrealized appreciation (depreciation) on investments:
End of year	$201,145		$31,430		$3,225	$256
Beginning of year	86,801		16,382		3,390	220
Change in unrealized appreciation (depreciation)	$114,344		$15,048		$(165)	$36

Realized and unrealized gains (losses)	$133,619		$66,437		$1,107	$98
Increase (Decrease) in net assets from operations	$119,363		$61,270		$784	$87

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
	WFF	WIS		WTF		USC
	Sub-Account	Sub-Account		Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$6,168	$2,845	$		$
Mortality and expense risk charges	(39,078)	(7,073)		(36,764)		(96,750)
Distribution and administrative expense charges	(4,689)	(849)		(4,412)		(11,610)
Net investment income (loss)	$(37,599)	$(5,077)		$(41,176)		$(108,360)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$138,018	$15,470		$61,289		$293,129
Realized gain distributions				2,094
Net realized gains (losses)	$138,018	$15,470		$63,383		$293,129

Net unrealized appreciation (depreciation) on investments:
End of year	$550,776	$152,234		$430,006		$1,129,729
Beginning of year	200,732	49,598		93,800		414,403
Change in unrealized appreciation (depreciation)	$350,044	$102,636		$336,206		$715,326

Realized and unrealized gains (losses)	$488,062	$118,106		$399,589		$1,008,455
Increase (Decrease) in net assets from operations	$450,463	$113,029		$358,413		$900,095

	LA1	LA2		TEG		TMI
	Sub-Account	Sub-Account		Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$24,417	$5,276	$		$
Mortality and expense risk charges	(43,034)	(24,503)		(3,270)		(14,223)
Distribution and administrative expense charges	(5,164)	(2,940)		(392)		(1,707)
Net investment income (loss)	$(23,781)	$(22,167)		$(3,662)		$(15,930)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$46,554	$29,593		$1,139		$4,965
Realized gain distributions	24,821	26,878
Net realized gains (losses)	$71,375	$56,471		$1,139		$4,965

Net unrealized appreciation (depreciation) on investments:
End of year	$345,582	$310,749		$39,458		$103,272
Beginning of year	117,160	40,389		13,460		33,744
Change in unrealized appreciation (depreciation)	$228,422	$270,360		$25,998		$69,528

Realized and unrealized gains (losses)	$299,797	$326,831		$27,137		$74,493
Increase (Decrease) in net assets from operations	$276,016	$304,664		$23,475		$58,563

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2004 - continued
		TND	STI		PRR		PTR
		Sub-Account	Sub-Account		Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$		$814		$8,606		$136,008
Mortality and expense risk charges		(2,266)	(3,044)		(13,402)		(128,247)
Distribution and administrative expense charges		(272)	(365)		(1,608)		(15,390)
Net investment income (loss)		$(2,538)	$(2,595)		$(6,404)		$(7,629)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares		$86	$954		$(5,110)		$4,192
Realized gain distributions					34,249		121,983
Net realized gains (losses)		$86	$954		$29,139		$126,175

Net unrealized appreciation (depreciation) on investments:
End of year		$13,284	$31,705		$22,315		$79,636
Beginning of year		2,706	13,003		423		(5,604)
Change in unrealized appreciation (depreciation)		$10,578	$18,702		$21,892		$85,240

Realized and unrealized gains (losses)		$10,664	$19,656		$51,031		$211,415
Increase (Decrease) in net assets from operations		$8,126	$17,061		$44,627		$203,786

		RX2	SBF		SGF		SMM
		Sub-Account	Sub-Account		Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$		$96,826	$			$57,906
Mortality and expense risk charges		(305)	(104,226)		(5,830)		(111,370)
Distribution and administrative expense charges		(36)	(12,507)		(700)		(13,364)
Net investment income (loss)		$(341)	$(19,907)		$(6,530)		$(66,828)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares		$23	$70,144		$(3,695)	$
Realized gain distributions
Net realized gains (losses)		$23	$70,144		$(3,695)	$

Net unrealized appreciation (depreciation) on investments:
End of year		$6,158	$649,168		$(1,314)	$
Beginning of year		4,654	247,630		12,228
Change in unrealized appreciation (depreciation)		$1,504	$401,538		$(13,542)	$

Realized and unrealized gains (losses)		$1,527	$471,682		$(17,237)	$
Increase (Decrease) in net assets from operations		$1,186	$451,775		$(23,767)		$(66,828)

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets
	AI7				AI8				AI9				AN1				AN2
	Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2004		2003		2004		2003		2004		2003		2004		2003		2004		2003
Operations:
Net investment income (loss)		$(1,405)		$(877)		$(1,837)		$(10,321)		$(729)		$(812)		$(67,447)		$(14,796)		$(5,983)		$(1,519)
Net realized gains (losses)		982		(6)		9,450		389,876		327		(312)		73,161		628		1,683		3,755
Net unrealized gains (losses)		1,883		14,114		19,337		52,502		2,110		10,358		238,203		159,911		13,858		18,108
Increase (Decrease) in net assets from operations		$1,460		$13,231		$26,950		$432,057		$1,708		$9,234		$243,917		$145,743		$9,558		$20,344

Participant Transactions:
Accumulation Activity:
Purchase payments received		$2,007		$23,013	$			$68,155	$		$			$1,260,847		$1,659,116		$22,485		$299,934
Net transfers between Sub-Accounts and
Fixed Account		(16,157)		33,364		(4,659)		(643,738)		328		(18,470)		404,732		333,923		49,000		(46,670)
Withdrawals, surrenders, annuitizations and contract charges		(1,943)		(2,116)		(23,453)		(12,049)		(340)		(3,380)		(221,640)		(21,554)		(5,615)		(305)
Net accumulation activity		$(16,093)		$54,261		$(28,112)		$(587,632)		$(12)		$(21,850)		$1,443,939		$1,971,485		$65,870		$252,959

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$		$		$		$		$		$		$		$		$		$
Increase (Decrease) in net assets from participant owner transactions		$(16,093)		$54,261		$(28,112)		$(587,632)		$(12)		$(21,850)		$1,443,939		$1,971,485		$65,870		$252,959

Increase (Decrease) in net assets		$(14,633)		$67,492		$(1,162)		$(155,575)		$1,696		$(12,616)		$1,687,856		$2,117,228		$75,428		$273,303

Net Assets:
Beginning of year		$79,994		$12,502		$145,523		$301,098		$48,125		$60,741		$2,296,340		$179,112		$274,840		$1,537
End of year		$65,361		$79,994		$144,361		$145,523		$49,821		$48,125		$3,984,196		$2,296,340		$350,268		$274,840

Unit Transactions:
Beginning of year		8,460		1,677		13,942		36,788		5,527		8,550		236,151		24,572		19,462		252
Purchased		218		3,298				8,583						134,338		175,643		1,511		28,979
Transferred between Sub-Accounts and Fixed Accumulation Account		(1,831)		3,717		(434)		(29,987)		39		(2,589)		43,585		38,541		3,394		(9,729)
Withdrawn, Surrendered and Annuitized		(219)		(232)		(2,160)		(1,442)		(40)		(434)		(27,013)		(2,605)		(514)		(40)
End of year		6,628		8,460		11,348		13,942		5,526		5,527		387,061		236,151		23,853		19,462

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued
	AN3				AN4				FLE				FLG				FGI
	Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2004		2003		2004		2003		2004		2003		2004		2003		2004		2003 (f)
Operations:
Net investment income (loss)		$(57,840)		$(18,154)		$(1,599)		$(249)		$(1,416)		$(327)		$(91)		$(72)		$708		$(514)
Net realized gains (losses)		145,363		35,910		1,440		199		4,261		(1,108)		80		(1)		920		79
Net unrealized gains (losses)		338,550		371,769		18,625		8,427		24,737		62,498		379		1,519		8,705		10,047
Increase (Decrease) in net assets from
operations		$426,073		$389,525		$18,466		$8,377		$27,582		$61,063		$368		$1,446		$10,333		$9,612

Participant Transactions:
Accumulation Activity:
Purchase payments received		$1,645,956		$2,241,041	$			$77,082		$169		$17,798	$		$			$8,629		$61,332
Net transfers between Sub-Accounts and
Fixed Account		515,440		242,890		(1,444)		2,021		4,243		44,482		(314)		286		29,155		32,284
Withdrawals, surrenders, annuitizations and
contract charges		(460,084)		(136,725)		(2,531)		(411)		(12,640)		(29,677)		(13)		(4)		(2,467)		(1,011)
Net accumulation activity		$1,701,312		$2,347,206		$(3,975)		$78,692		$(8,228)		$32,603		$(327)		$282		$35,317		$92,605

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$		$		$		$		$		$		$		$		$		$

Increase (Decrease) in net assets from participant owner transactions		$1,701,312		$2,347,206		$(3,975)		$78,692		$(8,228)		$32,603		$(327)		$282		$35,317		$92,605

Increase (Decrease) in net assets		$2,127,385		$2,736,731		$14,491		$87,069		$19,354		$93,666		$41		$1,728		$45,650		$102,217

Net Assets:
Beginning of year		$3,231,138		$494,407		$87,069	$			$309,403		$215,737		$6,970		$5,242		$102,217	$
End of year		$5,358,523		$3,231,138		$101,560		$87,069		$328,757		$309,403		$7,011		$6,970		$147,867		$102,217

Unit Transactions:
Beginning of year		305,193		65,510		6,937				30,799		27,398		698		674		8,184
Purchased		154,828		228,824				6,765		17		2,268						670		5,363
Transferred between Sub-Accounts and Fixed
Accumulation Account		49,169		26,571		(93)		207		413		4,977		(23)		24		2,247		2,912
Withdrawn, Surrendered and Annuitized		(47,640)		(15,712)		(192)		(35)		(1,247)		(3,844)		(1)				(193)		(91)
End of year		461,550		305,193		6,652		6,937		29,982		30,799		674		698		10,908		8,184

(f) For the period June 1, 2003 (commencement of operations) through December 31, 2003.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued
	FMS				FTI				GCR				GHQ				HCY
	Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,
		2004		2003 (g)		2004		2003		2004		2003		2004 (#)		2003	2004		2003 (d)
Operations:
Net investment income (loss)		$(8,570)		$(1,128)		$(40,346)		$(14,473)		$11,192		$1,740	$			$9,426	$105,004		$30,606
Net realized gains (losses)		8,120		226		162,851		21,683		70,537		25,826				12,103	16,094		3,937
Net unrealized gains (losses)		85,667		23,748		609,632		297,226		34,850		(4,922)				(19,059)	52,989		4,991
Increase (Decrease) in net assets from
operations		$85,217		$22,846		$732,137		$304,436		$116,579		$22,644	$			$2,470	$174,087		$39,534

Participant Transactions:
Accumulation Activity:
Purchase payments received		$410,429		$220,414		$1,473,130		$2,158,477		$116,512		$192,573	$			$379,098	$998,849		$1,555,771
Net transfers between Sub-Accounts and
Fixed Account		223,674		151,673		589,329		648,678		61,370		5,057				(1,163,652)	362,789		582,017
Withdrawals, surrenders, annuitizations and
contract charges		(15,184)		(1,303)		(260,677)		(102,870)		(38,406)		(44,089)				(42,664)	(425,493)		(150,171)
Net accumulation activity		$618,919		$370,784		$1,801,782		$2,704,285		$139,476		$153,541	$			$(827,218)	$936,145		$1,987,617

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$191,521		$24,229
Annuity payments and contract charges																	(17,931)
Net transfers between Sub-Accounts
Adjustments to annuity reserves																	(26,993)		24,007
Net annuitization activity	$		$		$		$		$		$		$		$		$146,597		$48,236

Increase (Decrease) in net assets from participant owner transactions		$618,919		$370,784		$1,801,782		$2,704,285		$139,476		$153,541	$			$(827,218)	$1,082,742		$2,035,853

Increase (Decrease) in net assets		$704,136		$393,630		$2,533,919		$3,008,721		$256,055		$176,185	$			$(824,748)	$1,256,829		$2,075,387

Net Assets:
Beginning of year		$393,630	$			$3,008,721	$			$204,177		$27,992	$			$824,748	$2,075,387	$
End of year		$1,097,766		$393,630		$5,542,640		$3,008,721		$460,232		$204,177	$		$		$3,332,216		$2,075,387

Unit Transactions:
Beginning of year		32,937				230,811				15,963		2,961				75,702	183,997
Purchased		34,550		19,413		113,717		181,414		8,831		15,699				39,257	91,039		141,792
Transferred between Sub-Accounts and Fixed
Accumulation Account		17,657		13,641		43,836		57,756		5,394		632				(106,204)	29,850		55,505
Withdrawn, Surrendered and Annuitized		(2,067)		(117)		(22,445)		(8,359)		(2,769)		(3,329)				(8,755)	(37,790)		(13,300)
End of year		83,077		32,937		365,919		230,811		27,419		15,963					267,096		183,997

(d) For the period April 1, 2003 (commencement of operations) through December 31, 2003.

(g) For the period July 1, 2003 (commencement of operations) through December 31, 2003.

(#) Fund closed in prior year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued
	ACL				CGI			CHY				CSI		LAS
	Sub-Account				Sub-Account			Sub-Account				Sub-Account		Sub-Account
		Year Ended		Period Ended	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
		December 31,		December 31,	December 31,		December 31,		December 31,		December 31,	December 31,	December 31,		December 31,		December 31,
		2004		2003 (c)	2004		2003		2004 (#)		2003	2004	2003		2004		2003
Operations:
Net investment income (loss)		$55,032		$(23,203)	$290		$1,659	$			$4,256	$214,550	$131,823		$(1,642)		$(909)
Net realized gains (losses)		(13,006)		(3,234)	17,418		(8,422)				(2,998)	14,114	10,458		26,268		6,939
Net unrealized gains (losses)		(7,472)		(8,659)	80,744		53,862				11,530	1,374	98,708		(12,325)		13,662
Increase (Decrease) in net assets from
operations		$34,554		$(35,096)	$98,452		$47,099	$			$12,788	$230,038	$240,989		$12,301		$19,692

Participant Transactions:
Accumulation Activity:
Purchase payments received		$13,855		$54,237	$255,671		$449,744	$			$73,281	$564,316	$1,706,223		$25,470		$222,961
Net transfers between Sub-Accounts and
Fixed Account		(355,119)		1,888,888	156,689		56,078				(230,192)	432,698	39,777		(286,548)		(30,786)
Withdrawals, surrenders, annuitizations and
contract charges		(142,163)		(64,846)	(66,499)		(123,835)				(1,727)	(264,805)	(77,402)		(1,161)		(761)
Net accumulation activity		$(483,427)		$1,878,279	$345,861		$381,987	$			$(158,638)	$732,209	$1,668,598		$(262,239)		$191,414

Annuitization Activity:
Annuitizations	$		$		$28,518	$		$		$		$192,706	$24,668	$		$
Annuity payments and contract charges					(1,933)							(18,024)
Net transfers between Sub-Accounts
Adjustments to annuity reserves					(411)							(2,878)	(225)
Net annuitization activity	$		$		$26,174	$		$		$		$171,804	$24,443	$		$

Increase (Decrease) in net assets from participant owner transactions		$(483,427)		$1,878,279	$372,035		$381,987	$			$(158,638)	$904,013	$1,693,041		$(262,239)		$191,414

Increase (Decrease) in net assets		$(448,873)		$1,843,183	$470,487		$429,086	$			$(145,850)	$1,134,051	$1,934,030		$(249,938)		$211,106

Net Assets:
Beginning of year		$1,843,183	$		$570,697		$141,611	$			$145,850	$2,348,548	$414,518		$249,938		$38,832
End of year		$1,394,310		$1,843,183	$1,041,184		$570,697	$		$		$3,482,599	$2,348,548	$			$249,938

Unit Transactions:
Beginning of year		182,981			53,627		18,741				15,447	189,152	39,208		24,542		5,292
Purchased		1,366		2,282	26,070		41,611				7,633	45,728	152,927		2,493		23,065
Transferred between Sub-Accounts and Fixed
Accumulation Account		(34,931)		187,125	13,713		5,519				(22,902)	33,257	3,560		(26,763)		(3,715)
Withdrawn, Surrendered and Annuitized		(14,016)		(6,426)	(5,771)		(12,244)				(178)	(21,180)	(6,543)		(272)		(100)
End of year		135,400		182,981	87,639		53,627					246,957	189,152				24,542

(c) For the period February 1, 2003 (commencement of operations) through December 31, 2003.

(#) Fund closed in prior year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued
	LFS				LIF				LSV				NTF				RHC
	Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2004		2003		2004		2003		2004		2003		2004		2003		2004		2003
Operations:
Net investment income (loss)		$70,466		$18,098		$(14,653)		$1,236		$(14,256)		$(5,596)		$(5,167)		$1,406		$(323)		$(257)
Net realized gains (losses)		(17,967)		44,498		20,370		7,888		19,275		(13,536)		51,389		297		1,272		75
Net unrealized gains (losses)		3,958		943		215,750		138,266		114,344		102,652		15,048		16,632		(165)		3,509
Increase (Decrease) in net assets from
operations		$56,457		$63,539		$221,467		$147,390		$119,363		$83,520		$61,270		$18,335		$784		$3,327

Participant Transactions:
Accumulation Activity:
Purchase payments received		$1,630,130		$2,404,729		$841,803		$1,406,482		$357,926		$197,425		$31,987		$392,607	$			$836
Net transfers between Sub-Accounts and
Fixed Account		481,480		(679,965)		361,139		(52,495)		151,423		26,216		(299,861)		(486)		(2,219)		6,027
Withdrawals, surrenders, annuitizations and
contract charges		(401,531)		(84,843)		(65,927)		(95,510)		(44,227)		(29,374)		(18,363)		(7)		(310)		(302)
Net accumulation activity		$1,710,079		$1,639,921		$1,137,015		$1,258,477		$465,122		$194,267		$(286,237)		$392,114		$(2,529)		$6,561

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$		$		$		$		$		$		$		$		$		$

Increase (Decrease) in net assets from participant owner transactions		$1,710,079		$1,639,921		$1,137,015		$1,258,477		$465,122		$194,267		$(286,237)		$392,114		$(2,529)		$6,561

Increase (Decrease) in net assets		$1,766,536		$1,703,460		$1,358,482		$1,405,867		$584,485		$277,787		$(224,967)		$410,449		$(1,745)		$9,888

Net Assets:
Beginning of year		$2,393,058		$689,598		$1,708,355		$302,488		$589,668		$311,881		$421,193		$10,744		$17,826		$7,938
End of year		$4,159,594		$2,393,058		$3,066,837		$1,708,355		$1,174,153		$589,668		$196,226		$421,193		$16,081		$17,826

Unit Transactions:
Beginning of year		228,469		63,662		153,372		39,731		54,846		38,195		35,955		1,345		1,787		1,014
Purchased		157,578		232,354		72,366		129,778		33,314		18,876		2,682		34,638				112
Transferred between Sub-Accounts and Fixed
Accumulation Account		44,924		(59,710)		29,319		(7,616)		12,227		1,471		(22,282)		(27)		(210)		694
Withdrawn, Surrendered and Annuitized		(42,596)		(7,837)		(6,097)		(8,521)		(3,911)		(3,696)		(1,566)		(1)		(31)		(33)
End of year		388,375		228,469		248,960		153,372		96,476		54,846		14,789		35,955		1,546		1,787

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued
	RFS			WFF		WIS		WTF		USC
	Sub-Account			Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003 (c)		2004	2003	2004	2003	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(11)		$(12)	$(37,599)	$(8,498)	$(5,077)	$(7,783)	$(41,176)	$(9,942)	$(108,360)	$(25,804)
Net realized gains (losses)	62		26	138,018	22,926	15,470	306,884	63,383	18,825	293,129	20,731
Net unrealized gains (losses)	36		220	350,044	203,163	102,636	55,663	336,206	94,330	715,326	433,437
Increase (Decrease) in net assets from operations	$87		$234	$450,463	$217,591	$113,029	$354,764	$358,413	$103,213	$900,095	$428,364

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1		$835	$712,745	$989,799	$87,347	$155,599	$584,278	$1,116,859	$1,771,481	$2,779,583
Net transfers between Sub-Accounts and Fixed Account				33,001	266,362	47,290	(363,707)	169,714	390,742	403,745	494,230
Withdrawals, surrenders, annuitizations and contract charges	(306)		(278)	(155,369)	(8,885)	(16,523)	(3,146)	(61,784)	(126,852)	(285,432)	(214,391)
Net accumulation activity	$(305)		$557	$590,377	$1,247,276	$118,114	$(211,254)	$692,208	$1,380,749	$1,889,794	$3,059,422

Annuitization Activity:
Annuitizations	$	$		$	$	$	$	$	$	$	$
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$	$		$	$	$	$	$	$	$	$
Increase (Decrease) in net assets from participant owner transactions	$(305)		$557	$590,377	$1,247,276	$118,114	$(211,254)	$692,208	$1,380,749	$1,889,794	$3,059,422

Increase (Decrease) in net assets	$(218)		$791	$1,040,840	$1,464,867	$231,143	$143,510	$1,050,621	$1,483,962	$2,789,889	$3,487,786

Net Assets:
Beginning of year	$791	$		$1,487,783	$22,916	$315,747	$172,237	$1,624,862	$140,900	$3,926,963	$439,177
End of year	$573		$791	$2,528,623	$1,487,783	$546,890	$315,747	$2,675,483	$1,624,862	$6,716,852	$3,926,963

Unit Transactions:
Beginning of year	82			117,587	2,669	24,499	20,913	133,952	15,349	323,395	56,320
Purchased			113	56,199	87,989	6,513	15,208	45,428	95,576	143,122	243,308
Transferred between Sub-Accounts and Fixed
Accumulation Account				4,324	27,748	2,849	(11,249)	12,626	33,714	35,125	43,262
Withdrawn, Surrendered and Annuitized	(29)		(31)	(13,357)	(819)	(1,243)	(373)	(5,765)	(10,687)	(26,965)	(19,495)
End of year	53		82	164,753	117,587	32,618	24,499	186,241	133,952	474,677	323,395

(c) For the period February 1, 2003 (commencement of operations) through December 31, 2003.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	LA1			LA2			TEG		TMI		TND
	Sub-Account			Sub-Account			Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003 (e)		2004	2003 (c)		2004	2003	2004	2003	2004	2003

Operations:
Net investment income (loss)	$(23,781)		$1,243	$(22,167)		$313	$(3,662)	$(1,138)	$(15,930)	$(3,648)	$(2,538)	$(548)
Net realized gains (losses)	71,375		5,666	56,471		7,838	1,139	870	4,965	(432)	86	1,918
Net unrealized gains (losses)	228,422		117,160	270,360		40,389	25,998	14,380	69,528	39,363	10,578	3,412

Increase (Decrease) in net assets from
operations	$276,016		$124,069	$304,664		$48,540	$23,475	$14,112	$58,563	$35,283	$8,126	$4,782

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,020,312		$1,083,127	$625,703		$599,732	$69,853	$81,560	$83,569	$510,316	$59,928	$76,081
Net transfers between Sub-Accounts and
Fixed Account	464,374		327,287	344,978		126,351	65,120	(17,653)	151,528	216,357	37,246	(8,014)
Withdrawals, surrenders, annuitizations and
contract charges	(257,604)		(6,870)	(20,035)		(45,605)	(1,435)	(565)	(48,273)	(85,979)	(716)	(361)
Net accumulation activity	$1,227,082		$1,403,544	$950,646		$680,478	$133,538	$63,342	$186,824	$640,694	$96,458	$67,706

Annuitization Activity:
Annuitizations	$	$		$	$		$	$	$	$	$	$
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$	$		$	$		$	$	$	$	$	$

Increase (Decrease) in net assets from participant owner transactions	$1,227,082		$1,403,544	$950,646		$680,478	$133,538	$63,342	$186,824	$640,694	$96,458	$67,706

Increase (Decrease) in net assets	$1,503,098		$1,527,613	$1,255,310		$729,018	$157,013	$77,454	$245,387	$675,977	$104,584	$72,488

Net Assets:
Beginning of year	$1,527,613	$		$729,018	$		$125,504	$48,050	$720,097	$44,120	$83,785	$11,297
End of year	$3,030,711		$1,527,613	$1,984,328		$729,018	$282,517	$125,504	$965,484	$720,097	$188,369	$83,785

Unit Transactions:
Beginning of year	123,698			58,062			12,449	6,962	75,961	6,027	6,864	1,639
Purchased	83,391		94,527	48,224		50,979	5,990	9,429	8,147	54,905	5,037	6,720

Transferred between Sub-Accounts and Fixed Accumulation Account	37,311		29,766	25,746		10,915	4,987	(3,876)	15,492	22,945	3,561	(1,446)
Withdrawn, Surrendered and Annuitized	(22,356)		(595)	(2,251)		(3,832)	(486)	(66)	(5,573)	(7,916)	(243)	(49)
End of year	222,044		123,698	129,781		58,062	22,940	12,449	94,027	75,961	15,219	6,864

(c) For the period February 1, 2003 (commencement of operations) through December 31, 2003.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	STI		PRR			PTR			RX2			SBF
	Sub-Account		Sub-Account			Sub-Account			Sub-Account			Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,	December 31,		December 31,		December 31,	December 31,	December 31,
	2004	2003	2004	2003 (e)		2004	2003 (e)		2004		2003	2004	2003
Operations:
Net investment income (loss)	$(2,595)	$(1,072)	$(6,404)		$(917)	$(7,629)		$5,481		$(341)	$(312)	$(19,907)	$(11,372)
Net realized gains (losses)	954	(1,724)	29,139		7,010	126,175		29,981		23	281	70,144	589
Net unrealized gains (losses)	18,702	14,472	21,892		423	85,240		(5,604)		1,504	5,200	401,538	253,808
Increase (Decrease) in net assets from
operations	$17,061	$11,676	$44,627		$6,516	$203,786		$29,858		$1,186	$5,169	$451,775	$243,025

Participant Transactions:
Accumulation Activity:
Purchase payments received	$16,665	$76,066	$783,616		$223,701	$2,857,832		$3,302,063	$		$9,150	$2,516,950	$2,677,079
Net transfers between Sub-Accounts and
Fixed Account	24,114	51,290	408,579		182,679	1,567,516		1,380,563			(6,193)	599,002	559,376
Withdrawals, surrenders, annuitizations
and contract charges	(7,589)	(24,436)	(408,941)		(93,525)	(395,193)		(175,199)		(5)	(7)	(266,094)	(52,022)
Net accumulation activity	$33,190	$102,920	$783,254		$312,855	$4,030,155		$4,507,427		$(5)	$2,950	$2,849,858	$3,184,433

Annuitization Activity:
Annuitizations	$	$	$	$		$	$		$		$	$	$
Annuity payments and contract charges
Net transfers between Sub-Accounts
Adjustments to annuity reserves
Net annuitization activity	$	$	$	$		$	$		$		$	$	$
Increase (Decrease) in net assets from
participant owner transactions	$33,190	$102,920	$783,254		$312,855	$4,030,155		$4,507,427		$(5)	$2,950	$2,849,858	$3,184,433

Increase (Decrease) in net assets	$50,251	$114,596	$827,881		$319,371	$4,233,941		$4,537,285		$1,181	$8,119	$3,301,633	$3,427,458

Net Assets:
Beginning of year	$160,720	$46,124	$319,371	$		$4,537,285	$			$16,678	$8,559	$3,703,553	$276,095
End of year	$210,971	$160,720	$1,147,252		$319,371	$8,771,226		$4,537,285		$17,859	$16,678	$7,005,186	$3,703,553

Unit Transactions:
Beginning of year	16,476	5,942	30,567			451,418				1,784	1,304	343,250	31,771
Purchased	1,390	8,321	73,899		21,794	288,847		331,760			1,395	238,632	260,324
Transferred between Sub-Accounts and
Fixed Accumulation Account	2,417	5,501	38,119		17,773	154,105		137,211			(915)	55,800	56,850
Withdrawn, Surrendered and Annuitized	(722)	(3,288)	(39,812)		(9,000)	(45,809)		(17,553)		(1)		(27,724)	(5,695)
End of year	19,561	16,476	102,773		30,567	848,561		451,418		1,783	1,784	609,958	343,250

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	SGF		SMM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
Operations:
Net investment income (loss)	$(6,530)	$(1,041)	$(66,828)	$(41,260)
Net realized gains (losses)	(3,695)	(152)
Net unrealized gains (losses)	(13,542)	15,026
Increase (Decrease) in net assets from
operations	$(23,767)	$13,833	$(66,828)	$(41,260)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$114,617	$80,721	$2,034,958	$17,068,044
Net transfers between Sub-Accounts and
Fixed Account	135,089	91,119	52,274	365,131
Withdrawals, surrenders, annuitizations
and contract charges	(43,012)	(686)	(454,099)	(12,844,585)
Net accumulation activity	$206,694	$171,154	$1,633,133	$4,588,590

Annuitization Activity:
Annuitizations	$26,289	$	$	$
Annuity payments and contract charges	(1,705)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(342)
Net annuitization activity	$24,242	$	$	$
Increase (Decrease) in net assets from
participant owner transactions	$230,936	$171,154	$1,633,133	$4,588,590

Increase (Decrease) in net assets	$207,169	$184,987	$1,566,305	$4,547,330

Net Assets:
Beginning of year	$205,950	$20,963	$5,147,821	$600,491
End of year	$413,119	$205,950	$6,714,126	$5,147,821

Unit Transactions:
Beginning of year	20,483	2,935	522,944	60,365
Purchased	12,502	8,173	222,351	1,725,654
Transferred between Sub-Accounts and
Fixed Accumulation Account	12,127	9,434	5,729	36,990
Withdrawn, Surrendered and Annuitized	(3,544)	(59)	(60,919)	(1,300,065)
End of year	41,568	20,483	690,105	522,944

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account''), a separate account of Sun Life Assurance Company of Canada (U.S.) (the ''Sponsor''), was established on July 13, 1989 as a funding vehicle for the variable portion of All Star contracts, All Star Freedom contracts, All Star Traditions contracts and All Star Extra contracts (collectively, the ''Contracts'') and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain registered open-end mutual funds. The funds offered are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Trust, Galaxy Variable Insurance Products Funds, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust and Stein Roe Variable Investment Trust (collectively, "the Funds"). Massachusetts Financial Services Company (''MFS''), an affiliate of the Sponsor, is the investment adviser to the MFS/Sun Life Series Trust (the "Series Trust").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8

All-Star contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
All-Star Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
All-Star Traditions contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
All-Star Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to $50 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

MFS charges a management fee at an effective annual rate ranging from 1.09% to 1.30%, of the Series Trust net assets.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sales of the contract. In no event shall the aggregate withdrawal charges exceed 8% of the purchase payments made under the contract.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to All-Star Traditions and All-Star Extra contracts and an effective annual rate of 0.20% of the net assets attributable to All-Star and All-Star Freedom contracts.

As reimbursement for administrative expenses attributable to All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2004, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders, annuitizations and contract charges'' line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2	$40	$
V.I. International Growth Fund Series 2	110
V.I. Premier Equity Fund Series 2	64
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,138		5,306
Technology Fund	16		166
Growth and Income Fund	1,542		20,502
Worldwide Privatization Fund	8
Fidelity Variable Insurance Products Funds
Equity Income Portfolio	212
Growth Opportunities Portfolio	14
Franklin Templeton Trust
Franklin Growth and Income	77
Mutual Shares Securities	174
Templeton Foreign Securities	1,190		4,926
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity	229		223
VIP Quality Plus Bond
Columbia High Yield	1,495		1,364
Liberty Variable Investment Trust
Liberty Federal Securities Fund	518		307
Liberty Growth & Income Fund	338		1,730
Colonial High Yield Securities Fund
Colonial Strategic Income Fund	462		798
Liberty All Star Equity Fund	67
Liberty Federal Securities Fund	1,023		1,546
Liberty S&P 500 Index Fund	470		2,700
Liberty Select Value Fund	450		1,560
Newport Tiger Fund	30		728
Rydex Health Care Fund	26
Rydex Financial Services Fund	6
Wanger International Select Fund	991		3,194
Wanger International Small Cap Fund	104
Wanger Select Fund	575		1,428
Wanger U.S. Small Cap Fund	1,758		6,771
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	1,025		2,066
Mid-Cap Value	180
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series	144
MFS VIT Investors Growth Stock Series	260		317
MFS VIT New Discovery Series	64
MFS VIT Investors Trust Series	152
PIMCO Variable Insurance Trust
Real Return Bond Portfolio	139
Total Return Bond Portfolio	1,413		3,629
Rydex Variable Trust
OTC Fund	7
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund	1,516		5,658
Growth Stock Fund	110		1,219
Liberty Money Market Fund	1,271		3,842

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(4) Annuity Reserves

Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-Account for the year ended December 31, 2004:

	Purchases	Sales

AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2	$3,205	$20,702
V.I. International Growth Fund Series 2	4,340	34,288
V.I. Premier Equity Fund Series 2	1,179	1,920
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,911,942	535,448
Technology Fund	111,165	51,279
Growth and Income Fund	2,383,011	739,540
Worldwide Privatization Fund	2,099	7,674
Fidelity Variable Insurance Products Funds
Equity Income Portfolio	13,761	22,247
Growth Opportunities Portfolio	463	882
Franklin Templeton Trust
Franklin Growth and Income	45,856	9,832
Mutual Shares Securities	689,268	78,918
Templeton Foreign Securities	2,504,772	743,338
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity	375,939	171,715
VIP Quality Plus Bond
Columbia High Yield	2,019,336	804,597
Liberty Variable Investment Trust
Liberty Federal Securities Fund	178,281	604,657
Liberty Growth & Income Fund	516,599	143,863
Colonial High Yield Securities Fund
Colonial Strategic Income Fund	1,627,386	505,946
Liberty All Star Equity Fund	42,685	306,567
Liberty Federal Securities Fund	2,557,352	773,382
Liberty S&P 500 Index Fund	1,295,535	173,174
Liberty Select Value Fund	532,540	76,083
Newport Tiger Fund	59,652	351,055
Rydex Health Care Fund	1,312	3,969
Rydex Financial Services Fund	1	318
Wanger International Select Fund	1,058,311	505,531
Wanger International Small Cap Fund	156,489	43,453
Wanger Select Fund	1,150,117	496,989
Wanger U.S. Small Cap Fund	2,960,233	1,178,799
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	1,656,666	428,544
Mid-Cap Value	1,146,222	190,865
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series	136,940	7,065
MFS VIT Investors Growth Stock Series	241,579	70,683
MFS VIT New Discovery Series	98,656	4,737
MFS VIT Investors Trust Series	43,479	12,885
PIMCO Variable Insurance Trust
Real Return Bond Portfolio	1,272,942	461,843
Total Return Bond Portfolio	5,010,946	866,436
Rydex Variable Trust
OTC Fund	250	597
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund	3,391,705	561,755
Growth Stock Fund	344,855	120,109
Liberty Money Market Fund	4,272,109	2,705,804

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
AI7
	December 31, 2004	6,628	$9.8187	to	9.9300	$65,361%		1.65%	to	2.05%	4.15%	to	4.57%
	December 31, 2003	8,460	9.4277	to	9.4957	79,994		1.30	to	1.70	26.54	to	27.05
	December 31, 2002 (a)	1,677	7.4505	to	7.4738	12,502		1.35	to	2.30	(25.49)	to	(25.26)
AI8
	December 31, 2004	11,348	12.4607	to	14.7313	144,361	0.50	1.65	to	2.10	21.10	to	21.66
	December 31, 2003	13,942	10.2473	to	12.1645	145,523	0.11	1.30	to	1.90	25.71	to	26.48
	December 31, 2002 (a)	36,788	8.1517	to	10.0737	301,098	1.66	1.35	to	2.30	(18.48)	to	0.74
AI9
	December 31, 2004	5,526	8.9607	to	9.0623	49,821	0.32	1.65	to	2.05	3.32	to	3.75
	December 31, 2003	5,527	8.6724	to	8.7349	48,125	0.21	1.30	to	1.70	22.27	to	22.77
	December 31, 2002 (a)	8,550	7.0926	to	7.1148	60,741	1.49	1.35	to	2.30	(29.07)	to	(28.85)
AN1
	December 31, 2004	387,061	9.2618	to	13.4816	3,984,196		1.35	to	2.50	5.63	to	32.85
	December 31, 2003	236,151	8.7458	to	12.6139	2,296,340	0.01	1.05	to	2.15	10.17	to	25.78
	December 31, 2002 (a)	24,572	7.2523	to	10.3646	179,112		1.35	to	2.30	(27.48)	to	3.65
AN2
	December 31, 2004	23,853	8.9011	to	15.4768	350,268		1.35	to	2.10	2.87	to	54.77
	December 31, 2003	19,462	8.6127	to	14.8555	274,840		1.30	to	1.80	41.42	to	48.55
	December 31, 2002 (a)	252	6.0902			1,537		1.35	to	2.30		(39.10)
AN3
	December 31, 2004	461,550	10.5589	to	15.0595	5,358,523	0.75	1.35	to	2.50	8.43	to	48.40
	December 31, 2003	305,193	9.7127	to	13.7258	3,231,138	0.55	1.35	to	2.30	17.52	to	36.87
	December 31, 2002 (a)	65,510	7.5168	to	10.5259	494,407	0.26	1.35	to	2.30	(24.83)	to	5.26
AN4
	December 31, 2004	6,652	15.2736			101,560	0.11		1.85			21.67
	December 31, 2003 (g)	6,937	12.5528			87,069			1.50			25.53
FLE
	December 31, 2004	29,982	10.9074	to	11.0310	328,757	1.43	1.65	to	2.05	8.95	to	9.39
	December 31, 2003	30,799	10.0116	to	10.0838	309,403	1.75	1.30	to	1.70	27.37	to	27.89
	December 31, 2002 (a)	27,398	7.8605	to	10.4684	215,737		1.35	to	2.30	(21.39)	to	4.68
FLG
	December 31, 2004	674	10.3967			7,011	0.34		1.65			5.12
	December 31, 2003	698	9.8901	to	13.3796	6,970	0.46	1.30	to	1.35	27.27	to	33.80
	December 31, 2002 (a)	674	7.7709			5,242		1.35	to	2.30		(22.29)
FGI
	December 31, 2004	10,908	13.5116	to	13.6155	147,867	2.53	1.65	to	2.10	8.29	to	36.04
	December 31, 2003 (f)	8,184	12.4778	to	12.5160	102,217		1.30	to	1.80	24.78	to	25.16
FMS
	December 31, 2004	83,077	13.1559	to	13.3247	1,097,766	0.78	1.35	to	2.10	10.26	to	33.25
	December 31, 2003 (g)	32,937	11.9317	to	11.9683	393,630		1.30	to	1.80	19.32	to	19.68
FTI
	December 31, 2004	365,919	14.6148	to	15.3518	5,542,640	1.10	1.35	to	2.50	15.56	to	51.96
	December 31, 2003 (e)	230,811	12.6471	to	13.1119	3,008,721	0.15	1.05	to	2.15	26.47	to	31.12

GCR
	December 31, 2004	27,419	15.7305	to	17.8455	460,232	4.58	1.35	to	2.25	27.70	to	28.88
	December 31, 2003	15,963	12.3184	to	13.8962	204,177	4.11	1.05	to	2.30	23.18	to	38.62
	December 31, 2002 (a)	2,961	9.4404	to	10.5736	27,992	6.62	1.35	to	2.30	(5.60)	to	5.74
GHQ
	December 31, 2004 (#)
	December 31, 2003						4.51
	December 31, 2002 (a)	75,702	10.3478	to	10.9598	824,748	4.49	1.35	to	2.30	3.48	to	9.60

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(f) For the period June 1, 2003 (commencement of operations) through December 31, 2003.

(g) For the period July 1, 2003 (commencement of operations) through December 31, 2003.

(#) Fund closed in prior year.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
HCY
	December 31, 2004	267,096	$10.8094	to	12.6258	$3,332,216	5.81%	1.35%	to	2.50%	4.43%	to	25.55%
	December 31, 2003 (d)	183,997	10.3511	to	11.9919	2,051,380	5.02	1.05	to	2.15	3.51	to	19.92
ACL
	December 31, 2004	135,400	10.2100	to	10.3196	1,394,310	5.11	1.65	to	2.25	1.80	to	2.37
	December 31, 2003 (e)	182,981	10.0294	to	10.0751	1,843,183		1.30	to	1.90	0.29	to	0.75
CGI
	December 31, 2004	87,639	9.8222	to	13.9028	1,041,184	1.83	1.35	to	2.10	11.07	to	37.68
	December 31, 2003	53,627	8.8386	to	12.4216	570,697	2.46	1.05	to	1.80	17.21	to	24.22
	December 31, 2002 (a)	18,741	7.5409	to	7.5644	141,611	2.90	1.35	to	2.30	(24.59)	to	(24.36)
CHY
	December 31, 2004 (#)
	December 31, 2003						8.38
	December 31, 2002 (a)	15,447	9.4149	to	10.5476	145,850	18.83	1.35	to	2.30	(5.85)	to	5.48
CSI
	December 31, 2004	246,957	11.3961	to	13.4592	3,482,599	9.99	1.35	to	2.30	7.38	to	13.96
	December 31, 2003	189,152	12.1892	to	12.4200	2,324,105	10.13	1.05	to	1.90	15.89	to	24.20
	December 31, 2002 (a)	39,208	10.5562	to	10.5890	414,518	76.18	1.35	to	2.30	5.56	to	5.89
LAS
	December 31, 2004
	December 31, 2003	24,542	10.0647	to	14.8342	249,938	0.15	1.30	to	1.70	37.85	to	38.41
	December 31, 2002 (a)	5,292	7.3014	to	10.7386	38,832	0.79	1.35	to	2.30	(26.99)	to	7.39
LFS
	December 31, 2004	388,375	9.9783	to	11.1628	4,159,594	4.03	1.35	to	2.50	1.32	to	5.68
	December 31, 2003	228,469	9.8485	to	10.9220	2,393,058	3.53	1.05	to	2.15	(1.52)	to	3.00
	December 31, 2002 (a)	63,662	10.2107	to	10.8539	689,598		1.35	to	2.30	2.11	to	8.54
LIF
	December 31, 2004	248,960	10.2464	to	14.3989	3,066,837	1.42	1.35	to	2.10	7.80	to	42.59
	December 31, 2003	153,372	9.4662	to	13.2556	1,708,355	2.02	1.05	to	1.90	21.94	to	32.18
	December 31, 2002 (a)	39,731	7.5845	to	10.5239	302,488	2.04	1.35	to	2.30	(24.15)	to	5.24
LSV
	December 31, 2004	96,476	11.4250	to	14.4864	1,174,153	0.33	1.35	to	2.25	12.72	to	38.62
	December 31, 2003	54,846	10.1358	to	12.7343	589,668	0.24	1.05	to	1.90	22.24	to	27.34
	December 31, 2002 (a)	38,195	8.1362	to	8.1743	311,881	0.26	1.35	to	2.30	(18.64)	to	(18.26)
NTF
	December 31, 2004	14,789	12.8468	to	16.2882	196,226	0.58	1.35	to	2.05	13.36	to	62.88
	December 31, 2003	35,955	11.3331	to	13.8291	421,193	4.44	1.25	to	1.70	13.74	to	42.80
	December 31, 2002 (a)	1,345	7.9686	to	7.9935	10,744	4.54	1.35	to	2.30	(20.31)	to	(20.07)
RHC
	December 31, 2004	1,546	10.3656	to	10.4831	16,081		1.65			4.04	to	4.47
	December 31, 2003	1,787	9.9630	to	10.0349	17,826		1.30	to	1.70	0.35	to	27.37
	December 31, 2002 (a)	1,014	7.8379	to	7.8501	7,938		1.35	to	2.30	(21.62)	to	(21.50)
RFS
	December 31, 2004	53	11.6301			573	0.14	1.65			15.18
	December 31, 2003	82	10.0973			791	0.13	1.30			0.97
	December 31, 2002 (b)							1.35	to	2.30
WFF
	December 31, 2004	164,753	14.3637	to	17.7589	2,528,623	0.29	1.35	to	2.50	21.22	to	69.30
	December 31, 2003	117,587	11.8186	to	14.5303	1,487,783	0.02	1.05	to	2.15	18.19	to	45.30
	December 31, 2002 (a)	2,669	8.5737	to	8.6000	22,916		1.35	to	2.30	(14.26)	to	(14.00)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(b) For the period May 1, 2002 (commencement of operations) through August 2, 2002

(d) For the period April 1, 2003 (commencement of operations) through December 31, 2003.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(#) Fund closed in prior year.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
WIS
	December 31, 2004	32,618	$15.2942	to	19.9708	$546,890	0.63%	1.35%	to	2.05%	27.59%	to	98.82%
	December 31, 2003	24,499	11.9434	to	15.5958	315,747	0.22	1.25	to	1.90	37.55	to	46.41
	December 31, 2002 (a)	20,913	8.2074	to	10.6574	172,237		1.35	to	2.30	(17.93)	to	6.57
WTF
	December 31, 2004	186,241	13.7049	to	16.7467	2,675,483		1.35	to	2.10	16.79	to	65.84
	December 31, 2003	133,952	11.7282	to	14.2294	1,624,862		1.05	to	1.80	25.42	to	42.29
	December 31, 2002 (a)	15,349	9.1591	to	9.1876	140,900		1.35	to	2.30	(8.41)	to	(8.12)
USC
	December 31, 2004	474,677	12.5727	to	17.9225	6,716,852		1.35	to	2.50	15.37	to	76.61
	December 31, 2003	323,395	10.8700	to	15.3536	3,926,963		1.05	to	2.15	29.07	to	53.10
	December 31, 2002 (a)	56,320	7.7641	to	10.8667	439,177		1.35	to	2.30	(22.36)	to	8.67
LA1
	December 31, 2004	222,044	13.0883	to	13.8326	3,030,711	1.00	1.35	to	2.50	9.83	to	36.92
	December 31, 2003 (e)	123,698	11.9169	to	12.4475	1,527,613	2.18	1.05	to	2.15	19.17	to	24.47
LA2
	December 31, 2004	129,781	15.2216	to	15.4168	1,984,328	0.36	1.35	to	2.10	21.43	to	53.13
	December 31, 2003 (e)	58,062	12.5351	to	12.5992	729,018	1.92	1.05	to	1.80	25.35	to	25.99
TEG
	December 31, 2004	22,940	9.6830	to	14.9297	282,517		1.35	to	2.05	10.40	to	47.84
	December 31, 2003	12,449	8.7707	to	13.4268	125,504		1.05	to	1.70	(12.29)	to	34.27
	December 31, 2002 (a)	6,962	6.902			48,050		1.35	to	2.30	(30.98)
TMI
	December 31, 2004	94,027	9.3203	to	13.3323	965,484		1.35	to	2.25	6.53	to	32.67
	December 31, 2003	75,961	8.7493	to	12.4010	720,097		1.05	to	1.90	(12.51)	to	24.01
	December 31, 2002 (a)	6,027	7.3117	to	7.3345	44,120		1.35	to	2.30	(26.88)	to	(26.65)
TND
	December 31, 2004	15,219	9.2891	to	14.2081	188,369		1.35	to	2.25	(6.58)	to	41.39
	December 31, 2003	6,864	8.9479	to	13.5610	83,785		1.05	to	1.90	26.44	to	35.61
	December 31, 2002 (a)	1,639	6.8602	to	10.3023	11,297		1.35	to	2.30	(31.40)	to	3.02
STI
	December 31, 2004	19,561	10.0573	to	13.7597	210,971	0.43	1.35	to	2.05	8.84	to	36.43
	December 31, 2003	16,476	9.2404	to	12.5521	160,720	0.17	1.05	to	1.70	(7.60)	to	25.52
	December 31, 2002 (a)	5,942	7.7550	to	7.7670	46,124		1.35	to	2.30	(22.45)	to	(22.33)
PRR
	December 31, 2004	102,773	10.8186	to	11.2623	1,147,252	1.09	1.35	to	2.30	6.46	to	12.24
	December 31, 2003 (e)	30,567	10.4179	to	10.4820	319,371	0.68	1.05	to	1.90	4.18	to	4.82
PTR
	December 31, 2004	848,561	10.1818	to	10.4553	8,771,226	1.91	1.35	to	2.50	2.26	to	4.20
	December 31, 2003 (e)	451,418	9.9565	to	10.1045	4,537,285	(0.20)	1.05	to	2.15	(0.43)	to	1.04
RX2
	December 31, 2004	1,783	10.0142			17,859			2.50		7.10
	December 31, 2003	1,784		9.3504		16,678			1.70		42.44
	December 31, 2002 (a)	1,304		6.5644		8,559		1.35	to	2.30	(34.36)
SBF
	December 31, 2004	609,958	10.9243	to	13.3008	7,005,186	1.71	1.35	to	2.50	7.05	to	31.07
	December 31, 2003	343,250	10.1786	to	12.2795	3,703,553	0.98	1.05	to	2.15	12.19	to	22.45
	December 31, 2002 (a)	31,771	8.6562	to	10.3477	276,095		1.35	to	2.30	(13.44)	to	3.48

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment Income Ratio*
			Unit Fair Value					Expense Ratio			Total Return
		Units	lowest to highest			Net Assets		lowest to highest**			lowest to highest***
SGF
	December 31, 2004	41,568	$8.3357	to	12.0468	$413,119%		1.35%	to	2.25%	(16.17)%	to	12.44%
	December 31, 2003	20,483	8.7155	to	12.4804	205,950	0.11	1.05	to	1.90	17.43	to	24.80
	December 31, 2002 (a)	2,935	7.1300	to	7.1635	20,963		1.35	to	2.30	(28.70)	to	(28.37)
SMM
	December 31, 2004	690,105	9.6225	to	9.8718	6,714,126	0.91	1.35	to	2.50	(2.72)	to	(0.49)
	December 31, 2003	522,944	9.7592	to	9.9204	5,147,821	0.62	1.05	to	2.15	(1.89)	to	(0.67)
	December 31, 2002 (a)	60,365	9.9159	to	9.9877	600,491	1.06	1.35	to	2.30	(0.84)	to	(0.12)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.